TABLE OF CONTENTS

                                                                Page No.
HOW TO USE THIS REPORT .....................................           1
PORTFOLIO TOTAL RETURN .....................................           2
PRESIDENT'S LETTER .........................................           3
PORTFOLIO MANAGER REVIEWS
   Growth Portfolio ........................................           4
   Bond Portfolio ..........................................           6
   Money Market Portfolio ..................................           8
   Asset Allocation Portfolio ..............................          10
   Mortgage Securities Portfolio ...........................          12
   Index 500 Portfolio .....................................          14
   Capital Appreciation Portfolio ..........................          16
   International Stock Portfolio ...........................          18
   Small Company Growth Portfolio ..........................          20
   Maturing Government Bond 2002 Portfolio .................          22
   Maturing Government Bond 2006 Portfolio .................          22
   Maturing Government Bond 2010 Portfolio .................          22
   Value Stock Portfolio ...................................          26
   Small Company Value Portfolio ...........................          28
   Global Bond Portfolio ...................................          30
   Index 400 Mid-Cap Portfolio .............................          32
   Macro-Cap Value Portfolio ...............................          34
   Micro-Cap Growth Portfolio ..............................          36
   Real Estate Securities Portfolio ........................          38
INDEPENDENT AUDITORS' REPORT ...............................          40
INVESTMENTS IN SECURITIES
   Growth Portfolio ........................................          41
   Bond Portfolio ..........................................          43
   Money Market Portfolio ..................................          47
   Asset Allocation Portfolio ..............................          49
   Mortgage Securities Portfolio ...........................          55
   Index 500 Portfolio .....................................          59
   Capital Appreciation Portfolio ..........................          67
   International Stock Portfolio ...........................          69
   Small Company Growth Portfolio ..........................          72
   Maturing Government Bond 2002 Portfolio .................          74
   Maturing Government Bond 2006 Portfolio .................          75
   Maturing Government Bond 2010 Portfolio .................          76
   Value Stock Portfolio ...................................          77
   Small Company Value Portfolio ...........................          79
   Global Bond Portfolio ...................................          82
   Index 400 Mid-Cap Portfolio .............................          85
   Macro-Cap Value Portfolio ...............................          92
   Micro-Cap Growth Portfolio ..............................          95
   Real Estate Securities Portfolio ........................          97
FINANCIAL STATEMENTS
   Statements of Assets and Liabilities ....................          98
   Statements of Operations ................................         102
   Statements of Changes in Net Assets .....................         106
   Notes to Financial Statements ...........................         114

                             HOW TO USE THIS REPORT

Some of our clients prefer a narrative account of their Advantus Series Fund investments while other clients prefer full financial statements. This report is designed to meet both preferences.

For a narrative account of each Portfolio's performance, investment strategies and holdings by the Portfolio Manager, refer to the front section of the report. Comprehensive investment holdings, market values and financial reports begin on page 41.

Performance charts graphically compare each Portfolio's performance with select investment indices and other benchmarks. This comparison provides you with more information about your investments.

The charts are useful because they illustrate performance over the same time frame and over a long period. There are limitations, however. An index may reflect the performance of securities that the Portfolio may not hold. Also, the index does not deduct investment advisory fees and other fund expenses--whereas your Portfolio does. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment(s) in the Advantus Series Fund. Your Ascend Sales Representative, who understands your personal financial situation, can best explain the features of your investment and how they apply to your financial needs.

                             PORTFOLIO TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Year ended December 31, 2000

                        PERCENTAGE RETURN
Growth                             -21.8%
Bond                                10.4%
Money Market                         6.0%
Asset Allocation                   -10.4%
Mortgage Securities                 11.8%
Index 500                           -9.4%
Capital Appreciation               -10.2%
International Stock                  0.8%
Small Company Growth               -11.3%
MGB 2002                             8.2%
MGB 2006                            15.6%
MGB 2010                            21.4%
Value Stock                         -1.6%
Small Company Value                 28.0%
Global Bond                          1.4%
Index 400 Mid-Cap                   16.1%
Macro-Cap Value                     -7.0%
Micro-Cap Growth                   -21.1%
Real Estate Securities              25.6%

Historical results are not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. Please refer to the individual Portfolio reviews for information regarding the standardized performance for 1, 5 and 10 years.

Letter from the President                                                [PHOTO]

Dear Shareholder:

Throughout 2000, the key themes in our updates were consistent: continued economic growth--albeit slower than in the past, but still robust; low but rising inflation; and EXTREMELY volatile capital markets. Over several years, we saw the stock market become grossly overvalued, and consequently, face a series of corrections this year. Also this year, we saw the bond market work through an inverted yield curve, a highly unusual situation where short-term bonds pay higher yields than long-term bonds. It's been an unusual and eventful year.

SLOWING GROWTH. The Federal Reserve, the United States' central bank, tapped the brakes on economic growth through six interest rate tightenings over the past 18 months, a total increase of 175 basis points (1.75 percent). The tightening strategy showed tangible results in the second half of 2000. The Fed actions, compounded with significant political uncertainty around our Presidential election and the fall from grace of many technology and growth stocks, had a significant effect on the stock market. A soft landing for the country's economy is the Fed's goal. Further monetary policy action taken in January 2001 by the Fed helps to ensure that the landing, so far slightly bumpier than anticipated, continues on a smooth course. The Fed has shown its bias to ease with a 100 basis point (1 percent) Fed Funds adjustment in January 2001.

EQUITIES. As economic growth slowed, profit growth for many companies followed suit. When companies' earnings reports fell short of their estimates, shareholders reacted by selling their stake in the disappointing companies. Technology companies--coined new economy companies--were especially hard hit. For several years, valuations of many Internet and technology-related stocks got ahead of reality. Investors overbought and oversold these stocks, and overlooked the fundamentals. As valuations dropped, more and more investors moved away from market leaders of the past several years, such as growth-oriented stocks, and found other places to invest. Volatility stretched across the broad stock market and had a profound effect on performance.

FIXED INCOME. Intermediate and long-term interest rates declined dramatically across the yield curve as concrete evidence of an economic slowdown finally emerged. Signs of weakness in the manufacturing sector coupled with a weak stock market sent bond prices soaring as intermediate and long-term interest rates declined. U.S. Government securities continued to lead the way as the bond market's best performing sector in 2000, returning 12.3 percent for the year. Government securities fully participated in the interest rate decline. Corporate bond returns posted a respectable 9.4 percent for the year. The mortgage sector returned 11.2 percent in 2000, but was hurt by faster principal repayments as mortgage refinancing became economical once again. Overall, bonds did very well in 2000.

LOOK CLOSELY. We believe that volatility and uncertainty within the financial markets represent good opportunities for long-term investors. Adequate diversification within your investment portfolio is key in all market conditions, and especially in volatile times. Be sure your investment is allocated across several asset classes. Remain focused on your objectives, and avoid over-reacting to adverse market conditions. It is the nature of markets to go up and down. Investors who take a long-term stance are generally rewarded for their disciplined investment approach.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff
President, Advantus Capital Management

PERFORMANCE UPDATE

[PHOTO]

[PHOTO]

THOMAS A.
GUNDERSON, CFA
AND ALLEN D.
STEINKOPF, CFA
PORTFOLIO MANAGERS
The Growth Portfolio seeks the long-term accumulation of capital, with current income as a secondary objective. It invests primarily in common stocks and other equity securities.

GROWTH PORTFOLIO

PERFORMANCE

Focusing on large and fast growing companies placed the Advantus Series Fund's Growth Portfolio in the toughest part of the market over the past year. The Portfolio's benchmark, the Russell 1000 Growth Index**, posted a significant decline of 22.4 percent for the year ended December 31, 2000. The Growth Portfolio posted a return of -21.8 percent* for same period, yet still managed to outperform its benchmark for the year 2000.

PERFORMANCE ANALYSIS

The long term slower growth and defensive sectors of the market, namely utilities, health care, financials and energy, were the large sectors that led the market over the past year. The steady but modest earnings growth from these sectors continued and was not meaningfully affected by the slowing economy. In addition, these four sectors went from being shunned by the market to well liked "safe havens." The Growth Portfolio's investments in these sectors exhibited very strong performance. However, like most growth funds, the Growth Portfolio had less invested in these defensive sectors compared to the broad stock market.

Technology was clearly the lagging sector for the market over the past year, with this sector of the Russell 1000 Growth Index declining 36 percent. In spite of the fact that the Advantus Growth Portfolio's technology investment performance exceeded that of the benchmark, the fact that about 50 percent of the Portfolio was invested in technology pulled down performance for the year. A confluence of events caused technology to fall. Earlier in the year these stocks were priced for perfection. A slowing economy combined with the burst of the Internet bubble caused the perfect environment for technology stocks to end quickly. The result was a sharp correction in the stocks, caused by their high valuation levels and from companies lowering earnings growth projections in basically all industries within the technology sector.

Consumer Cyclical stocks also were hard hit during the year led by declines in the retail stocks. The higher interest rates were finally having an effect on sales and caused several retail stocks to fall. Finally, telecommunications services were hard hit as competitive pressures led to price reductions while the companies were forced to continue investing in the newest capital equipment to remain competitive.

In spite of the slowing economy we were able to identify many growth companies that contributed to performance over the past year. In the Health Sector we favored the fast growing biotech industry with leading companies such as Genetech, Amgen, Idec Pharmaceuticals and Genzyme General. Leading medical device company, Medtronic Inc., performed very well over the past year and continues to exemplify the strong growth and market leadership characteristics we are looking for in our investments. The slower growing areas of health care such as hospitals, HMO's, and big pharmaceutical companies had the strongest performance over the past year, yet were less emphasized in the Portfolio due to their slower longer-term growth rates. We continue to own stock in the leading pharmaceutical companies such as Pfizer, Lily, and Pharmacia, yet we are not generally adding to these positions at this time due to the relatively high valuations and continued political pressure on industry pricing.

We believe many areas within the technology sector will continue to provide high long-term growth. The near-term economic slowdown has caused an associated slowing in several of these technology companies, yet in most cases they continue to produce clearly superior growth rates. Computer data storage continues to be a growth area and is well represented by our holdings in EMC Corp. and Network Appliance. Contract manufacturing is another growth industry associated with technology as many companies look to outsource their manufacturing to speed time to market. This industry is represented in the Portfolio by industry-leading companies Flextronics International, Solectron Corp., and Sanmina Corp.

OUTLOOK

Throughout the year the Portfolio has been positioned for a moderate economic slowdown, not a "hard landing" scenario. In November we stepped up our view that the Federal Reserve would cut rates if necessary. At that time we sold some of the more defensive holdings, becoming more aggressive by investing in companies that would benefit from an interest rate cut and a re-acceleration in the economy. We have seen two rate cuts totaling 100 basis points (1 percent) and are looking for further rate cuts. Consumer cyclicals, technology, and selected stocks in retailing have been added to the Portfolio as the less economically sensitive stocks in the pharmaceutical, oil service, and information processing companies have been reduced.

We believe that for the next six months we will see a choppy market as investors try to decide whether to be defensive or offensive with their portfolios. We are clearly offensive at this point and believe that by the second half of 2001 the market will be looking at a re-acceleration in the economy bringing with it a sector rotation in favor of growth stocks.

Our stock selection continues to focus on large, fast growing companies to produce a portfolio of stocks whose earnings are expected to grow at least
50 percent faster than the overall market. The current economic slowdown and the associated sell off in the stock market provide an opportunity to purchase many of these great companies at attractive valuation levels. We will continue to implement our growth strategy to meet our long-term investment performance goals.

TEN LARGEST STOCK HOLDINGS

                                                                MARKET       % OF STOCK
COMPANY                                             SHARES       VALUE       PORTFOLIO
-------                                             -------  -------------   ----------
General Electric Company..........................  685,500  $ 32,861,156       7.7%
Pfizer, Inc.......................................  704,625    32,412,750       7.6%
Cisco Systems, Inc................................  608,700    23,282,775       5.5%
Texas Instruments, Inc............................  352,900    16,718,638       4.0%
EMC Corporation...................................  206,000    13,699,000       3.2%
Qualcomm, Inc.....................................  151,100    12,418,531       2.9%
America Online, Inc...............................  330,900    11,515,320       2.7%
Genentech, Inc....................................  138,900    11,320,350       2.7%
Automatic Data Processing, Inc....................  174,100    11,022,706       2.6%
Pharmacia Corporation.............................  161,500     9,851,500       2.3%
                                                             ------------      -----
                                                             $175,102,726      41.2%
                                                             ============      =====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   3.0%
Energy                              1.1%
Financial                           1.9%
Utilities                           1.4%
Basic Materials                     2.2%
Consumer Staples                    5.7%
Communication Services              5.8%
Consumer Cyclical                   8.8%
Capital Goods                      13.4%
Health Care                        18.8%
Technology                         37.9%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
             A HYPOTHETICAL $10,000 INVESTMENT IN GROWTH PORTFOLIO,
               RUSSELL 1000 GROWTH INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
(Thousands)

           GROWTH             RUSSELL 1000
          PORTFOLIO    CPI    GROWTH INDEX
12/31/90    $10,000  $10,000       $10,000
12/31/91    $13,406  $10,298       $14,115
12/31/92    $14,053  $10,604       $14,822
12/31/93    $14,711  $10,895       $15,249
12/31/94    $14,829  $11,201       $16,529
12/31/95    $18,430  $11,484       $22,676
12/31/96    $21,590  $11,864       $27,919
12/31/97    $28,805  $12,073       $36,428
12/31/98    $38,800  $12,267       $50,531
12/31/99    $48,757  $12,588       $67,275
12/31/00    $38,113  $13,013       $52,191

AVERAGE ANNUAL TOTAL RETURN:
One year                      -21.83%
Five year                      15.64%
Ten year                       14.32%

On the chart above you can see how the Growth Portfolio's total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1990 through December 31, 2000.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 1000 Growth Index contains those stocks from the Russell 1000 with a greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

PERFORMANCE UPDATE

[PHOTO]

WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER
The Bond Portfolio seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The Bond Portfolio invests in long-term, high quality debt instruments.

BOND PORTFOLIO

PERFORMANCE

The Portfolio generated a total return of 10.44 percent* for the year ended December 31, 2000. The Portfolio's benchmarks, the Lehman Brothers Government/Credit Index,** and the Lehman Brothers Aggregate Bond Index,*** returned 10.10 and 11.63 percent, respectively, for the same period.

In prior reporting periods, the Portfolio compared its annual total return performance to the Lehman Brothers Government/ Credit Index (formerly called the Lehman Brothers Government/Corporate Bond Index).** The Lehman Brothers Aggregate Bond Index*** includes mortgage-related and asset-backed debt securities, as well as corporate bonds, and better reflects the range of securities held in the Fund's portfolio.

PERFORMANCE ANALYSIS

Interest rates declined dramatically across the yield curve as concrete evidence of an economic slowdown finally emerged late in the year. Signs of weakness in the manufacturing sector coupled with a weak stock market sent bond prices soaring as interest rates declined. With the new economic backdrop, the fixed income market concluded that the Federal Reserve's next move would be to lower key short-term interest rates, after raising rates aggressively early in the year. This change in market perception provided strength to the rally in bonds. When the dust settled, intermediate interest rates declined between 112 and 137 basis points (1.12 and 1.37 percent) during the period. The yield on the 30-year U.S. Treasury bond declined by 102 basis points (1.02 percent). The sharper decline in intermediate rates changed the shape of the yield curve back to a more normal positive slope, where short-term interest rates are lower than long-term interest rates.

U.S. Government securities led the way as the bond markets best performing sector in 2000, returning 13.24 percent. Government securities fully participated in the interest rate decline. Corporate bond returns posted a
9.39 percent return for the year as they were negatively affected by wider credit spreads. The mortgage sector returned a respectable 11.16 percent, but was hurt by faster principal repayments as mortgage refinancing became economical once again late in the year.

The Portfolio's performance resulted from a combination of factors. The most important contributor was the Portfolio's position along the yield curve and the decision to hold longer duration than the index. We consciously over-weighted our holding of intermediate maturity securities that benefited from the decline in intermediate interest rates and the change in the slope of the yield curve. In the mortgage sector, the significant ownership of structured mortgage securities provided the Portfolio with more prepayment protection than the general market. In the corporate area, the decision to own higher quality bonds with less than 10 years to maturity limited the impact of wider credit spreads. The higher quality emphasis allowed us to avoid many of the numerous credit disasters of the past year. Our positions in Federal Mogul and Conseco bonds negatively impacted performance in the past year.

OUTLOOK

Looking ahead to 2001, the Portfolio will take on more mortgage-backed security and corporate bond exposures with spreads over U.S. Treasuries extremely wide on a historical basis. As the overall interest rate decline nears 200 basis points (2.00 percent) from the recent highs, we expect that more total return will be made from the yield component than from the price appreciation component. The Portfolio will enhance yield whenever possible without sacrificing the overall quality of the Portfolio. As the economy enters a period of slower growth, we anticipate that credit selection will become even more important as will the rewards from owning credit at wide spreads to U.S. Treasury securities.

The fixed income market is entering the stage where the Federal Reserve will lower key short-term rates aggressively to avert an outright recession. In the first quarter of 2001, the Federal Reserve has already cut interest rates by 100 basis points (1.00 percent) providing relief to the capital markets. The Fed actions produced lower short-term interest rates and a more positively sloped yield curve. This should be a positive for corporate bond spreads as long as a recession is avoided.

The fixed income market correctly anticipated the Federal Reserve's first quarter 2001 rates cuts with a major fourth quarter 2000 bond market rally. While there is still some room for interest rates to move modestly lower in 2001, we believe the majority of the move to lower interest rates has already occurred. With this in mind, we expect that the performance drivers for 2001 will likely come from spread tightening and absolute yield advantage. We will look for corporate bonds and mortgage-backed securities to be the star performers in the upcoming year.

TEN LARGEST BOND HOLDINGS

                                                       MARKET       % OF BOND
ISSUER                                                  VALUE       PORTFOLIO
------                                              -------------   ---------
Federal National Mortgage Association--
  6.500%, 08/15/04................................  $  6,155,490       3.4%
U.S. Treasury Note--5.875%, 11/15/05..............     5,686,576       3.2%
U.S. Treasury Bond--6.690%, 11/15/04..............     5,001,567       2.8%
Federal Home Loan Mortgage--7.000%, 03/15/10......     4,708,326       2.6%
Federal National Mortgage Association--
  7.250%, 01/15/10................................     3,799,225       2.1%
Honeywell International, Inc.--7.500%, 03/01/10...     3,776,682       2.1%
U.S. Treasury Bond--5.250%, 02/15/29..............     3,600,585       2.0%
U.S. Treasury Note--6.250%, 07/31/02..............     3,550,599       2.0%
Federal National Mortgage Association--
  6.500%, 01/01/30................................     3,443,200       1.9%
Government of Canada--6.375%, 11/30/04............     3,370,204       1.9%
                                                    ------------      -----
                                                    $ 43,092,454      24.0%
                                                    ============      =====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury                      12.6%
U.S. Government Agencies           45.9%
AAA Rated                           6.2%
AA Rated                           12.4%
A Rated                            12.1%
BBB Rated                           6.7%
Preferred Stock                     2.3%
Cash and Other Assets/Liabilities   1.8%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
              A HYPOTHETICAL $10,000 INVESTMENT IN BOND PORTFOLIO,
                    LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX,
         LEHMAN BROTHERS AGGREGATE BOND INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
(Thousands)

                           LEHMAN BROTHERS   LEHMAN BROTHERS
                          GOVERNMENT/CREDIT     AGGREGATE
          BOND PORTFOLIO        INDEX          BOND INDEX       CPI
12/31/90         $10,000            $10,000          $10,000  $10,000
12/31/91         $11,760            $11,613          $11,600  $10,298
12/31/92         $12,544            $12,495          $12,459  $10,604
12/31/93         $13,831            $13,904          $13,674  $10,895
12/31/94         $13,201            $13,419          $13,274  $11,201
12/31/95         $15,808            $15,763          $15,726  $11,484
12/31/96         $16,277            $16,220          $16,297  $11,864
12/31/97         $17,810            $17,802          $17,871  $12,073
12/31/98         $18,893            $19,489          $19,424  $12,267
12/31/99         $18,377            $19,512          $19,533  $12,588
12/31/00         $20,296            $20,950          $20,970  $13,013

AVERAGE ANNUAL TOTAL RETURN:
One year                      10.44%
Five year                      5.13%
Ten year                       7.34%

On the chart above you can see how the Bond Portfolio's total return compared to the Lehman Brothers Government/Credit Index, the Lehman Brothers Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1990 through December 31, 2000.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Lehman Brothers Government/Credit Index is an unmanaged benchmark composite of the Lehman Brothers Government Bond Index which includes all publicly issued debt of the U.S. Government and Agencies and The Lehman Brothers Corporate Bond Index which includes all publicly issued fixed rate, nonconvertible domestic corporate debt.
***The Lehman Brothers Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

PERFORMANCE UPDATE

[PHOTO]

STEVEN S. NELSON, CFA
PORTFOLIO MANAGER
The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital. It invests in short-term money market instruments and other debt securities that mature within 397 days.

INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

MONEY MARKET PORTFOLIO

PERFORMANCE

The Advantus Series Fund Money Market Portfolio returned 5.96 percent* for the year ended December 31, 2000. This compares to the Portfolio's benchmark, the three-month U.S. Treasury Bill, which returned 6.2 percent over the same period.

Interest rates declined dramatically across the yield curve in 2000 as concrete evidence of an economic slowdown finally emerged late in the year. Signs of weakness in the manufacturing sector coupled with a weak stock market sent bond prices soaring as interest rates declined. Given the new economic backdrop, fixed income investors concluded that the Federal Reserve's next move would be to lower key short-term interest rates after raising rates aggressively early in the year. This change in market perception provided strength to the rally in bonds and when the dust settled, interest rates across the yield curve, with the exception of the three- and six-month Treasury Bill rates, declined significantly. During the year the yield on three-month Treasury Bill increased 57 basis points (.57 percent) to 5.88 percent while the yield on the six-month Treasury Bill increased four basis points (.04 percent) to 5.69 percent.

Over the course of the year, the shape of the yield curve changed significantly on more than one occasion. After starting the year positively sloped, the curve began to invert sharply around February and remained inverted for much of the year only to return to a more normal positive slope at year end, as investors anticipated the onset of a new Federal Reserve interest rate cycle. However, at the end of the year yields on both the three-month and six-month Treasury Bills, at 5.88 percent and 5.69 percent, respectively, were still higher than the 30-year U.S. Treasury Bond yield of 5.45 percent and the yields on all short and intermediate Treasury securities as well. During the year the total return of the three-month and six-month U.S. Treasury Bills was 6.20 percent and
6.61 percent, respectively.

As investors witnessed the NASDAQ sail pass the 5000 mark in early March only to fall shockingly below the 2500 mark in late December, it became painfully clear to many this past year that financial markets are anything but one-directional. Given this fact, and the fact that financial markets will undoubtedly continue to experience significant volatility from time to time, high-quality U.S. corporate commercial paper should always be considered as a sound alternative for investors seeking a high degree of safety and liquidity for a portion of their portfolios. Despite a meaningful decline in commercial paper yields over the past two months as we have entered a new Federal Reserve interest rate cycle, high-quality commercial paper still offers investors some relatively attractive yields compared to other fixed income alternatives.

The Portfolio has approximately 95 percent of its assets invested in high quality corporate commercial paper (i.e., commercial paper that is rated A-1 or higher by Standard and Poor's and P-1 by Moody's). The Portfolio's holdings, as always, are well diversified over a variety of stable industries. As we began to sense a change in Federal Reserve policy during the middle of the third quarter, we looked to extend the Portfolio's average days to maturity and purchase some longer dated commercial paper to lock-in higher yields for a longer time period. As we have now firmly moved into a new interest rate cycle, we would expect to shorten the Portfolio's average days to maturity in the near-term by purchasing some shorter dated commercial paper in anticipation of higher yielding, longer dated commercial paper opportunities in the months ahead.

OUTLOOK

The fixed income market is entering a new interest rate cycle in which we anticipate that the Federal Reserve will be lowering key short-term rates aggressively to avert recession. In the first quarter of 2001, the Federal Reserve has already cut the Federal Funds rate by 100 basis points
(1.00 percent), providing relief to the capital markets. The Fed's actions produced lower short-term interest rates and a more positively sloped yield curve. Fixed income investors, anticipating that the Fed would cut rates cuts in early 2001, produced a major fourth quarter 2000 bond market rally. While there is still some room for interest rates to move modestly lower in 2001, particularly short-term rates, the majority of the move to lower interest rates has already occurred.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
AVERAGE DAYS TO MATURITY

     NUMBER
     OF DAYS
Jan       41
Jan       39
Jan       41
Jan       60
Feb       68
Feb       65
Feb       61
Feb       56
Mar       58
Mar       54
Mar       51
Mar       53
Apr       56
Apr       57
Apr       52
Apr       47
May       44
May       48
May       46
May       40
Jun       44
Jun       41
Jun       42
Jun       41
Jul       36
Jul       37
Jul       34
Jul       34
Aug       34
Aug       40
Aug       35
Aug       38
Sep       36
Sep       52
Sep       52
Sep       47
Oct       48
Oct       46
Oct       51
Oct       56
Nov       53
Nov       53
Nov       53
Nov       45
Dec       44
Dec       51
Dec       56
Dec       44

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
SEVEN-DAY COMPOUND YIELD*

     PERCENTAGE
Jan       5.41%
Jan       5.44%
Jan       5.48%
Jan       5.44%
Feb       5.44%
Feb       5.47%
Feb       5.40%
Feb       5.50%
Mar       5.49%
Mar       5.50%
Mar       5.49%
Mar       5.47%
Apr       5.31%
Apr       6.03%
Apr       5.69%
Apr       5.68%
May       5.57%
May       6.02%
May       5.76%
May       6.12%
Jun       5.81%
Jun       6.07%
Jun       6.28%
Jun       5.89%
Jul       6.22%
Jul       6.97%
Jul       5.94%
Jul       6.35%
Aug       5.97%
Aug       5.80%
Aug       6.21%
Aug       6.50%
Sep       6.30%
Sep       5.78%
Sep       6.63%
Sep       5.98%
Oct       6.30%
Oct       6.22%
Oct       6.45%
Oct       6.12%
Nov       6.35%
Nov       6.26%
Nov       6.41%
Nov       6.30%
Dec       6.24%
Dec       6.23%
Dec       5.99%
Dec       6.57%

The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less the $1.00 N.A.V. per share. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

PERFORMANCE UPDATE

[PHOTO]
[PHOTO]
THOMAS A.
GUNDERSON, CFA AND
WAYNE R. SCHMIDT,
CFA
PORTFOLIO MANAGERS
The Asset Allocation Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. It invests in common stocks and other equity securities, bonds and money market instruments. The mix of investments is varied by the Portfolio's management as economic conditions indicate.

ASSET ALLOCATION PORTFOLIO

PERFORMANCE
The Asset Allocation Portfolio's strategy of focusing its stock investments on well-established growth companies has worked to the benefit of the Portfolio over the long run. However, this strategy placed the Portfolio in the toughest place of the market during the year 2000, witnessed by a 22.4 percent decline of the Russell 1000 Growth Stock Index.** The benefits of a well-diversified Portfolio helped mitigate the sharp decline in growth stocks, but were not powerful enough to avoid a decline in value. For the year, the Portfolio declined 10.4 percent,* which is in line with the 9.5 percent decline in the Portfolio's blended benchmark, comprised of 60 percent Russell 1000 Growth Index** and 40 percent Lehman Brothers Aggregate Bond Index.+

While the Portfolio performed in line with its benchmark for the year, it nevertheless fell short of achieving our goal of preserving your capital during market declines. Through September the Portfolio still was posting gains for the year. It was the sharp decline in growth stocks during October and November that led to a loss for the year.

PERFORMANCE ANALYSIS
Over the past 12 months the financial markets were driven by the ongoing battle between a very strong economy and a Federal Reserve who dutifully tried to keep economic growth down to a moderate level by raising interest rates. Through March 2000, stocks posted attractive returns as the strong growth in corporate earnings won the battle over the negative effects of the higher interest rates. During this period, bonds were the lagging asset category. Since spring, and the last Fed rate increase of 50 basis points (.50 percent) on May 16, higher rates have won the battle as stocks sold off in fear of a slowing economy and the associated slowing of earnings growth. During this period bonds were the leading asset category. Until the fourth quarter, things were unfolding at a measured pace. Through September the Portfolio was still posting positive year-to-date returns. Things changed during the fourth quarter as the battle turned into a rout.

The fourth quarter witnessed a dramatic slowdown of the economy in November and December. The impact on the financial markets was a stock market decline and a bond market rally. After an extraordinary period of economic strength, a number of things went bad simultaneously. Fed rate increases began to have their effect. Energy prices rose. The Internet bubble burst along with a broad decline in technology stocks. Troubles in the Middle East intensified. Election Day painfully dragged on for more than a month. Bankers and junk bond investors grew cautious. Consumer confidence fell at rates we have not seen in nine years. Inventories of unsold goods rose. Technology stocks along with other higher growth stocks were the fourth quarter casualties of the war as investors dumped these stocks and raced to the safe haven, defensive, stocks.

The core stocks within the Asset Allocation Portfolio are in companies with growth rates 50 percent higher than the general market. As a result, the Portfolio could not get out of the way of the sharp market sell off in these growth stocks. Despite the fact that our stocks exceeded the performance index in the large cap growth sector of the market, the impact to the portfolio was significant.

The current asset mix is 68 percent stocks, 29 percent bonds and 3 percent cash. The stocks in the Portfolio continue to come from two main areas: Ninety percent of the stocks are mid to large growth stocks with an average growth rate
50 percent higher than the overall market. These stocks are positioned to provide long-term capital appreciation. The remaining stocks are from the REIT category; real estate related investments that have mid- to upper-single digit yields plus some capital appreciation potential. A low correlation with growth stocks as well as the high current yields make REITs a strong addition to the Portfolio. This is because REITs help to reduce fund volatility and provide an attractive current yield. The REITs in the Portfolio had a great year posting over 20 percent returns as the market again looked more favorably on this asset category. Bonds in the Portfolio continue to be a mix of investment-grade fixed income securities, including corporate and government bonds and mortgage-backed securities.

STOCK REVIEW
The long-term, slower growth and defensive sectors of the stock market, namely utilities, health care, financial, and energy, were the large sectors that led the market over the past year. The steady but modest earnings growth from these sectors continued and was not meaningfully affected by the slowing economy. Additionally, these four sectors went from being shunned by the market to well-liked "safe havens." The Asset Allocation Portfolio's investments in these sectors exhibited very strong performance. However, the Portfolio had less invested in these defensive sectors compared to the broad stock market.

Technology was clearly the lagging sector for the market over the past year, with this sector of the Russell 1000 Growth Index** declining 36 percent. In spite of the fact that the Portfolio's technology investment performance exceeded that of the benchmark, the fact that about 50 percent of the stocks in the Portfolio were invested in technology pulled down Portfolio performance for the year. A confluence of events caused technology to fall. Earlier in the year these stocks were priced for perfection. A slowing economy combined with the burst of the Internet bubble caused the perfect environment for technology stocks to end abruptly. The result was a sharp correction in the stocks, caused by their high valuation levels and from companies lowering earnings growth projections in basically all industries within the technology sector.

BOND REVIEW
Interest rates declined dramatically across the yield curve as concrete evidence of an economic slowdown finally emerged late in the year. Signs of weakness in the manufacturing sector coupled with a weak stock market sent bond prices soaring as interest rates declined. With the new economic backdrop, the fixed income market concluded that the Federal Reserve's next move would be to lower key short-term interest rates, after raising rates aggressively early in the year. This change in market perception provided strength to the rally in bonds. When the dust settled, intermediate interest rates declined between 112
(1.12 percent) and 137 basis points (1.37 percent) during the period. The yield on the 30-year U.S. Treasury bond declined by 102 basis points (1.02 percent). The sharper decline in intermediate rates changed the shape of the yield curve back to a more normal positive slope, where short-term interest rates are lower than long-term interest rates.

U.S. Government securities lead the way as the bond markets best performing sector in 2000, returning 13.24 percent. Government securities fully participated in the interest rate decline. Corporate bond returns posted a
9.39 percent return for the year as they were negatively affected by wider credit spreads. The mortgage sector returned a respectable 11.16 percent, but were hurt by faster principal repayments as mortgage refinancing became economical once again late in the year.

OUTLOOK
The economy is in the midst of the most severe slowdown since the 1990-1991 period. The next 6 months will likely be filled with rising unemployment, earnings slowdowns, and weak consumer spending. Fortunately we have several tools to jump-start the economy at our disposal. The Federal budget surplus allows fiscal stimulus measures such as an across the board tax cut. The low level of inflation allows stimulative monetary policy actions, some of which have already begun, to further boost the economy. We have full confidence these measures will be effective. We believe the financial markets will be choppy as they await the positive results of these stimulative measures on the economy.

Our work indicates that stocks are very attractive compared to bonds. The speculative excesses are mostly wrung out of the growth stocks, while the lower yields available on bonds tilt the reward to risk analysis in favor of stocks. It is our opinion the economic storm will pass, and when it does, the Portfolio will be positioned to benefit the long-term investors.

FIVE LARGEST STOCK HOLDINGS

                                                                MARKET       % OF STOCK
COMPANY                                             SHARES       VALUE       PORTFOLIO
-------                                             -------  -------------   ----------
Pfizer, Inc.......................................  706,025  $ 32,477,150       7.6%
General Electric Company..........................  479,956    23,007,891       5.4%
Cisco Systems, Inc................................  556,400    21,282,300       4.9%
Texas Instruments, Inc............................  355,300    16,832,338       3.9%
EMC Corporation...................................  192,200    12,781,300       3.0%
                                                             ------------      -----
                                                             $106,380,979      24.8%
                                                             ============      =====

BOND PORTFOLIO CHARACTERISTICS--QUALITY BREAKDOWN

                                                              % OF BOND
RATING                                                        PORTFOLIO
------                                                        ----------
U.S. Treasury...............................................       9.9%
U.S. Government Agencies....................................      40.4%
AAA rated...................................................      13.4%
AA rated....................................................      12.9%
A rated.....................................................      14.1%
BBB rated...................................................       8.9%
B rated.....................................................       0.4%
                                                              --------
                                                                 100.0%
                                                              ========

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Preferred Stocks              1.2%
Cash and Assets/Liabilities   3.7%
Bonds                        29.1%
Common Stocks                66.0%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN ASSET ALLOCATION PORTIFOLIO,
        RUSSELL 1000 GROWTH INDEX, LEHMAN BROTHERS AGGREGATE BOND INDEX,
          A BLENDED INDEX OF 60 PERCENT RUSSELL 1000 GROWTH INDEX AND
    40 PERCENT LEHMAN BROTHERS AGGREGATE BOND INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
(Thousands)

          ASSET ALLOCATION                          RUSSELL 1000    LEHMAN BROTHERS
             PORTFOLIO        CPI    BLENDED INDEX  GROWTH INDEX  AGGREGATE BOND INDEX
12/31/90           $10,000  $10,000        $10,000       $10,000               $10,000
12/31/91           $12,888  $10,298        $13,091       $14,117               $11,600
12/31/92           $13,825  $10,604        $13,881       $14,823               $12,459
12/31/93           $14,718  $10,895        $14,671       $15,252               $13,674
12/31/94           $14,513  $11,201        $14,739       $15,658               $13,274
12/31/95           $18,143  $11,484        $19,082       $21,479               $15,726
12/31/96           $20,411  $11,864        $21,939       $26,445               $16,297
12/31/97           $24,286  $12,073        $26,781       $34,505               $17,871
12/31/98           $30,029  $12,267        $34,044       $47,863               $19,424
12/31/99           $34,585  $12,588        $38,262       $57,694               $19,533
12/31/00           $30,987  $13,013        $33,196       $42,942               $20,970

AVERAGE ANNUAL TOTAL RETURN:
One year                      -10.40%
Five year                      11.30%
Ten year                       11.97%

On the chart above you can see how the Asset Allocation Portfolio's total return compared to the Russell 1000 Growth Index, Lehman Brothers Aggregate Bond Index, a blended index of 60 percent Russell 1000 Growth Index and 40 percent Lehman Brothers Aggregate Bond Index and the Consumer Price Index. The lines represent the cumulative total return of a hypothetical $10,000 investment made on December 31, 1990 through December 31, 2000.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 1000 Growth Index contains those stocks from the Russell 1000 with a greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market. +The Lehman Brothers Aggregate Bond is comprised of the Lehman Brothers Government/Corporate Index, the Lehman Brothers Mortgage Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index.

PERFORMANCE UPDATE

[PHOTO]

KENT WEBER, CFA
PORTFOLIO MANAGER
The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. The Mortgage Securities Portfolio will invest primarily in mortgage-related securities.

MORTGAGE SECURITIES PORTFOLIO

PERFORMANCE

The Mortgage Securities Portfolio generated a total return of 11.80 percent* for the year ended December 31, 2000. The Lehman Brothers Mortgage-Backed Securities Index,** the Portfolio's benchmark returned 11.17 percent for the same period. The Portfolio's peer group--mortgage portfolios with the same investment objective--earned 10.74 percent+ for the same 12-month period.

PERFORMANCE ANALYSIS

The year 2000 began innocently enough without Y2K apprehension, but ended with the dot.com bubble bursting and the economy slowing. It was a roller coaster ride for investors as:
    - Volatility ran high
    - The Federal Reserve led with higher short-term rates
    - Treasury yields and credit spreads darted back and forth.

In the end, however, the bull market in fixed income generated excellent total returns, especially for investors who owned mortgage-backed securities and Treasuries. When the wild ride ended, the Treasury sector was seated in the front seat, but the mortgage market had also enjoyed a nice ride as its returns outpaced all other fixed income asset classes. The commercial mortgage market actually led the sector higher with the residential mortgage market following close behind. The dual out-performance of the mortgage markets was shaped by:
1) solid credit fundamentals and excellent liquidity; 2) high incremental income levels over Treasuries; 3) benign pre-pay environment; and 4) steepening of the yield curve.

Within the mortgage market, investment grade residential and commercial assets were the top performers as the following fundamentals united to drive valuations higher:
    - Solid consumer confidence
    - Significant appreciation in real estate values
    - Balanced supply and strong demand
    - Historically low delinquencies
    - Rating upgrades far exceeded downgrades

These conditions allowed the mortgage market to grow in favor and many fixed income investors moved to overweight these sectors. Subsequently, yield spreads (over Treasuries) in the mortgage market remained relatively firm, even in the face of a slowing economy.

It is for these reasons that the mortgage market has been largely insulated from the credit turmoil that has made corporate bonds and certain sectors of the non-prime mortgage market (home equity and manufactured housing) nauseous over credit concerns. Nevertheless, we are near a point where any further weakening of the economy can be expected to at least partially impact the credit sensitive areas of the residential and commercial markets and particularly those securities backed by any sort of sub-prime borrower or real estate.

For Advantus, investing in mortgage securities has always been about more than just capturing high levels of income. Our philosophy is also about the opportunity for, and pursuit of, capital gains through relative-value active investing. Our opportunistic fixed income strategy continues to employ just that philosophy throughout the whole mortgage market. Tactically owning index and non-index mortgage securities improves the breadth and depth of our asset allocation decisions which, in turn, begin with the adherence to a disciplined and consistent security selection process. The virtues of prudent diversification and active management keep us focused on the sweetest sectors and securities of the mortgage market and help create long-term shareholder value.

Within these sectors, we continue to favor securities with favorable prepayment characteristics and improving credit stories. Such securities include: seasoned securities (1993/94 originated), lower coupon pass-throughs, relocation mortgage securities and non-index product such as collateralized mortgage-backed securities (CMBS), and selected collateralized mortgage obligations (CMO's) and other prepayment challenged securities. It was primarily because of our modestly longer duration posture (3.50 years for the Portfolio compared to a 3.15 years for the benchmark index) and use of investment grade mortgage credits (average credit rating in the Portfolio is AA) that we were able to outperform our benchmark and peer group. With respect to these non-index sectors, each deal is analyzed for its unique qualities and characteristic and overall ability to build portfolio strength.

Finally, with the return of lower mortgage rates, prepayment, which generally took a backseat last year as most bonds were priced at a discount and experienced benign prepayment, will likely return as an important determinate of returns in the new year. Fortunately, not all mortgage-backed securities are created equal and the mortgage market is dynamic and broad enough to offers numerous ways with which to protect our portfolio from any potential refinancing wave.

OUTLOOK

If the economy continues to slow as evidence continues to indicate, the Federal Reserve will not likely remain content to sit back and watch patiently. The return to lower interest rates and a steeper Treasury yield curve clearly evidences the market's conviction led us to believe that the Federal Reserve's next move will be to lower short-term interest rates. Once again, the market is counting on Greenspan and Co. to reestablish liquidity and maintain economic growth. As is historically the case, the fixed income market has already discounted the arrival of much lower short-term rates in the future. By the time the Federal Reserve validates this position early next year, we expect that the majority of the rally will probably have occurred. Nevertheless, we feel that it looks like we will be operating in period of low interest rates well into the next year.

We anticipate that this calendar year promises to be another volatile one, but one filled with opportunities. We will be a front-line participant on your behalf. These are exciting times within the mortgage market, and we will continue to work hard to earn your business and look forward to providing you with a competitive, value-added fixed income product. We are excited to see the fixed income market receive the respect it has earned as an essential part of any prudently diversified portfolio.

HIGH QUALITY ASSETS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA rated                          43.0%
AA rated                           12.6%
A rated                            13.4%
BBB rated                          20.8%
BB rated                            7.4%
Preferred Stock                     1.1%
Cash and Other Assets/Liabilities   1.7%

SOLID LIQUIDITY
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Public Issues                                                 48.4%
Liquid 144A Issues                                            37.5%
Illiquid 144A Issues and Other Private Placement Illiquid
Issues                                                        11.3%
Preferred Stock                                                1.1%
Cash and Other Assets/Liabilities                              1.7%

PRUDENT SECTOR DIVERSIFICATION
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FHLMC                                 2.3%
FNMA                                  8.1%
GNMA                                  9.7%
Vendee Mortgage Trust                  .8%
Non-Agency Subprime Residential MBS   3.6%
Non-Agency Commercial MBS            19.3%
Corporate Obligations                  .7%
Other Agency Obligations              1.1%
Non-Agency Prime Residential MBS     51.6%
Preferred Stock                       1.1%
Cash and Other Assets/Liabilities     1.7%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN MORTGAGE SECURITIES PORTFOLIO, LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
(Thousands)

           MORTGAGE       LEHMAN BROTHERS
          SECURITIES         MORTGAGE-
          PORTFOLIO   BACKED SECURITIES INDEX    CPI
12/31/90     $10,000                  $10,000  $10,000
12/31/91     $11,627                  $11,571  $10,298
12/31/92     $12,367                  $12,375  $10,604
12/31/93     $13,511                  $13,199  $10,895
12/31/94     $13,056                  $12,986  $11,201
12/31/95     $15,407                  $15,167  $11,484
12/31/96     $16,216                  $15,957  $11,864
12/31/97     $17,699                  $17,472  $12,073
12/31/98     $18,862                  $18,687  $12,267
12/31/99     $19,237                  $19,032  $12,588
12/31/00     $21,507                  $21,157  $13,013

AVERAGE ANNUAL TOTAL RETURN:
One year                      11.80%
Five year                      6.90%
Ten year                       7.96%

On the chart above you can see how the Mortgage Securities Portfolio's total return compared to the Lehman Brothers Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1990 through December 31, 2000.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).
+Average return of 8 mortgage-backed securities funds according to Lipper Analytical Services. The investors of these 8 funds are separate accounts funding variable life and variable annuity products.

PERFORMANCE UPDATE

[PHOTO]

JAMES SEIFERT
PORTFOLIO MANAGER
The Index 500 Portfolio+ seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500 Composite Stock Index (S&P 500).** It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy.

INDEX 500 PORTFOLIO

PERFORMANCE

For the year ended December 31, 2000, the Index 500 Portfolio returned
-9.39 percent.* This compares to the Portfolio's benchmark, the S&P 500 Index,** which returned -9.13 percent for the same period.

PERFORMANCE ANALYSIS

It was better to be diversified and small in the year 2000. Investors that benefited from the incredible technology run in 1999 were hit hard by negative performance in 2000 (i.e. Technology sector at -38.9 percent). The technology drop was driven by computers (software and services), communications equipment, and computers (hardware). Last year's big cap success did not continue in 2000. For the year, the largest one hundred names (by market capitalization) of the index posted negative returns (-15 percent). The smallest size categories posted the best returns for the year (17 percent).

For the year, 7 of the 11 sectors in the S&P 500 posted positive returns. Utilities (59.7 percent), Health Care (36.4 percent), and Financials
(25.6 percent) led the top performing sectors. The Technology sector was the overwhelming detractor from performance, ending the year down 39 percent. The top five positive contributing stocks included Merck & Co., Inc., American International Group, Pfizer, Inc., Philip Morris Companies, and CitiGroup, Inc. The largest negative contributing stocks were technology and telecom names:
Microsoft Corporation, Lucent Technologies, Inc., AT&T Corporation, Cisco Systems, Inc., and MCI Worldcom, Inc.

OUTLOOK

We foresee that the economic environment will continue to be volatile. We expect inflation to be 2.5 percent in the first half of 2001 and end the year at about 1 percent. For all of 2001, GDP is expected to grow at 2 percent. We also anticipate that the Federal Reserve will continue to lower interest rates during the first few months of the year. We anticipate that the first half of the year will be particularly choppy as the stock market continues to find its footing.

TEN LARGEST STOCK HOLDINGS

                                                                MARKET       % OF STOCK
COMPANY                                             SHARES       VALUE       PORTFOLIO
-------                                             -------  -------------   ----------
General Electric Company..........................  485,229  $ 23,260,665       4.1%
Exxon Mobil Corporation...........................  170,671    14,837,708       2.6%
Pfizer, Inc.......................................  309,305    14,228,030       2.5%
Cisco Systems, Inc................................  353,849    13,534,724       2.4%
CitiGroup, Inc....................................  246,559    12,589,919       2.2%
Wal-Mart Stores, Inc..............................  218,803    11,623,909       2.0%
Microsoft Corporation.............................  261,972    11,395,782       2.0%
American International Group......................  113,353    11,172,355       1.9%
Merck & Company, Inc..............................  112,702    10,551,725       1.8%
Intel Corporation.................................  328,914     9,949,649       1.7%
                                                             ------------      -----
                                                             $133,144,466      23.2%
                                                             ============      =====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   1.6%
Transportation                      0.7%
Basic Materials                     3.3%
Utilities                           3.9%
Communication Services              5.9%
Energy                              6.6%
Consumer Cyclical                   8.1%
Capital Goods                       8.7%
Consumer Staples                   10.9%
Health Care                        12.9%
Financial                          17.3%
Technology                         20.1%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
           A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 500 PORTFOLIO,
                     S&P 500 INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
(Thousands)

          INDEX 500 PORTFOLIO  S & P 500 INDEX    CPI
12/31/90              $10,000          $10,000  $10,000
12/31/91              $12,975          $13,045  $10,298
12/31/92              $13,933          $14,039  $10,604
12/31/93              $15,293          $15,455  $10,895
12/31/94              $15,473          $15,648  $11,201
12/31/95              $21,172          $21,503  $11,484
12/31/96              $25,754          $25,571  $11,864
12/31/97              $34,089          $34,100  $12,073
12/31/98              $43,628          $43,844  $12,267
12/31/99              $52,478          $53,057  $12,588
12/31/00              $47,550          $48,207  $13,013

AVERAGE ANNUAL TOTAL RETURN:
One year                      -9.39%
Five year                     17.57%
Ten year                      16.87%

On the chart above you can see how the Index 500 Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1990 through December 31, 2000.
+"Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-",
"S&P 500-Registered Trademark-", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.--Index 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

PERFORMANCE UPDATE

[PHOTO]

SUSAN L. BLACK, CFA
PORTFOLIO MANAGER
CREDIT SUISSE ASSET MANAGEMENT
The Capital Appreciation Portfolio seeks growth of capital. Investments will be made based upon their potential for capital appreciation. While Advantus Capital Management, Inc. acts as investment adviser for the Portfolio, Credit Suisse Asset Management, Inc. provides investment advice to the Capital Appreciation Portfolio under a subadvisory agreement.

CAPITAL APPRECIATION PORTFOLIO

PERFORMANCE

For the year ended December 31, 2000, the Capital Appreciation Portfolio returned -10.16 percent.* This compares with the S&P 500 Index**, which returned -9.13 percent and the Russell 1000 Growth index+, which returned -22.4 percent for the same period.

PERFORMANCE ANALYSIS

The U.S. stock market extended its rally in the first quarter, though market leadership remained fairly narrow. While the first quarter witnessed occasional surges by value stocks, growth stocks ultimately carried the day. To be sure, growth stocks, and technology shares in particular, were highly volatile, reflecting interest-rate uncertainties and general concerns over valuations on technology vs. non-technology companies.

Stocks struggled in the second quarter, beset by inflation and interest rate worries, which weighed heavily on technology names and other growth stocks. We maintained a bias toward the technology area, although we continued to broaden the Portfolio on the margin based on valuation considerations. Two weighting increases worthy of mention were the financial and pharmaceutical sectors.

The third quarter was an overall lackluster one for the U.S. stock market, reflecting concerns that a slowing economy would weigh on corporate profits. Indeed, several highly visible companies warned of earnings shortfalls late in the period, dampening a rally begun in August. To investors, these warnings suggested that the Federal Reserve had been too successful in its year-long campaign to control inflation by raising interest rates. The market was also hindered by a spike in oil costs, a weak euro and political uncertainties.

To be sure, the third quarter had its share of winners, including health-care names, favored for their perceived defensive nature, and energy stocks, beneficiaries of the rise in oil prices. The Portfolio's return during the quarter was aided by its computer, energy and financial-services holdings. Relative laggards included its communications stocks, which struggled along with technology-type stocks in the quarter.

We continued to raise our exposure to the financial services, banks and savings & loan and energy sectors during the quarter. Elsewhere of note, we maintained significant exposure to health-care including large-cap drug companies with broad product platforms and smaller biotechnology companies poised to benefit over the long term from breakthroughs in gene research.

During the fourth quarter, the U.S. stock market struggled. Despite a more-favorable interest-rate outlook, stocks were hampered by a number of profit warnings and by ongoing uncertainty over the economy. The quarter capped a very difficult year for equities. As measured by the S&P 500 Index, the market suffered its first loss since 1990, with previously strong technology stocks accounting for much of the decline.

We entered the quarter with about a quarter of the Portfolio invested in technology, a stance we lowered based on our general concerns regarding the group's prospects over the intermediate term. We increased our weighting in financial services and continued to overweight the health-care sector.

OUTLOOK

While it was obviously a disappointing fourth quarter, and year, for the market, we believe that stocks remain compelling as an asset class, given the potential for lower interest rates and a supportive global economy. Barring an unforeseen recession, we expect sentiment toward stocks to improve as more companies start to meet or exceed (downwardly revised) profit estimates over the next few quarters. In addition, we see good potential for "broader" market participation--with no one sector dominating--once stocks regain their footing. In this context, we believe that the Portfolio is well positioned, in terms of sector allocation, for the more balanced market we think can ultimately prevail.

TEN LARGEST STOCK HOLDINGS

                                                                MARKET       % OF STOCK
COMPANY                                             SHARES       VALUE       PORTFOLIO
-------                                             -------  -------------   ----------
Federal Home Loan Mortgage........................  244,700  $ 16,853,713       4.7%
Pfizer, Inc.......................................  323,675    14,889,050       4.1%
CitiGroup, Inc....................................  281,866    14,392,783       4.0%
Pharmacia Corporation.............................  216,600    13,212,600       3.7%
General Electric Company..........................  252,700    12,113,806       3.4%
American Home Products Corporation................  173,600    11,032,280       3.1%
American International Group......................  111,850    11,024,216       3.1%
Tyco International, Ltd...........................  170,200     9,446,100       2.6%
Viacom, Inc.......................................  195,817     9,154,445       2.5%
Anheuser-Busch Companies, Inc.....................  200,400     9,118,200       2.5%
                                                             ------------      -----
                                                             $121,237,193      33.7%
                                                             ============      =====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   5.6%
Communication Services              2.4%
Consumer Cyclical                   2.5%
Basic Materials                     3.7%
Utilities                           4.9%
Energy                              6.7%
Capital Goods                       8.6%
Consumer Staples                   12.4%
Technology                         14.7%
Health Care                        14.9%
Financial                          23.6%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN CAPITAL APPRECIATION PORTFOLIO,
               RUSSELL 1000 GROWTH INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

(Thousands)

          CAPITAL APPRECIATION  S&P 500  RUSSELL 1000
               PORTFOLIO         INDEX   GROWTH INDEX    CPI
12/31/90               $10,000  $10,000       $10,000  $10,000
12/31/91               $14,179  $13,045       $14,115  $10,298
12/31/92               $14,895  $14,039       $14,822  $10,604
12/31/93               $16,449  $15,455       $15,249  $10,895
12/31/94               $16,819  $15,648       $16,529  $11,201
12/31/95               $20,650  $21,503       $22,676  $11,484
12/31/96               $24,288  $25,571       $27,919  $11,864
12/31/97               $31,151  $34,100       $36,428  $12,073
12/31/98               $40,755  $43,844       $50,531  $12,267
12/31/99               $49,521  $53,057       $67,275  $12,588
12/31/00               $44,492  $48,207       $52,191  $13,013

AVERAGE ANNUAL TOTAL RETURN:
One year                      -10.16%
Five year                      16.59%
Ten year                       16.10%

On the chart above you can see how the Capital Appreciation Portfolio's total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1990 through December 31, 2000.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.
+The Russell 1000 Growth Index contains those stocks from the Russell 1000 with a greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

PERFORMANCE UPDATE

[PHOTO]

[PHOTO]

GARY R. CLEMONS
AND
EDGERTON TUCKER SCOTT III, CFA
PORTFOLIO MANAGERS
TEMPLETON INVESTMENT COUNSEL
The International Stock Portfolio seeks long-term capital growth. The Portfolio primarily invests in common stocks of companies and governments outside the United States. While Advantus Capital Management, Inc. acts as investment adviser for the portfolio, Templeton Investment Counsel, Inc. provides investment advice to the International Stock Portfolio under a subadvisory agreement. Investment risks associated with international investing in addition to other risks, include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

INTERNATIONAL STOCK PORTFOLIO

PERFORMANCE

The year 2000 proved to be a very difficult one for investors all over the world. Nonetheless, at Templeton our dedication and commitment resulted in comparatively good relative investment returns. While the Morgan Stanley Capital EAFE Index** posted a return of -14.0 percent for the year ended December 31, 2000, the International Stock Portfolio fared relatively well with a return of
 .8 percent* for the year.

PERFORMANCE ANALYSIS

Rising energy costs eroded corporate profits, and a strong U.S. dollar diminished foreign-generated returns. These factors had a negative effect in the Portfolio, which at the same time generally benefited from our good stock selection and from our underweight position on what turned out to be a depressed Japanese stock market. Japan has been suffering from renewed political turmoil, doubts over its banking system, and lackluster economic growth. Many foreign investors are not yet convinced of the possibility for a meaningful turnaround in the Japanese economy. The International Stock Portfolio currently holds
7 Japanese stocks representing 9.3 percent of the stock portfolio, versus the index, which maintains a 22.6 percent weighting. We continue to be very cautious in Japan, where we feel widespread corporate restructuring must become evident before we commit substantial amounts of our clients' assets in this area of the world. However, because we constantly review industry groups on a global basis, we are prepared to take advantage of what we believe are good opportunities regardless of their particular location on the map.

Also helping the portfolio was the rotation of capital from the speculative end of the market, like technology and telecommunications, toward more defensive sectors such as health care and utilities. We had a strong presence in defensive sectors because we had previously identified good value there, and therefore benefited from the sector rotation. In the energy sector, we maintained a
3.2 percent overweighting relative to the EAFE index. Within the utilities sector, E.On, the German utility, favorably impacted the Portfolio posting a return of 29 percent for the year. In the pharmaceutical sector, Aventis continued to contribute to performance. Within the insurance sector, the Bermuda insurer XL Capital LTD, as well as one of the Dutch holdings, ING Groep NV, contributed substantially to the Portfolio's performance for the year.

At the beginning of the year, the Portfolio also benefited from a reduction in technology and telecommunications exposure, particularly among some of the European holdings, which we had acquired years ago and which had appreciated significantly. We remain optimistic about our prospects in Europe, where improvements in technology and in product and capital markets continue to take place. Nine of the top ten contributors to return in the Portfolio were from companies located in Europe. The rebound of the Euro during the fourth quarter also favorably impacted the Portfolio, and exposure to this region is
66.8 percent.

Because of an increase in sudden stock price movements in the world's stock markets throughout the year, the Portfolio's turnover rate was higher in 2000 than what it had been in recent years. However, it was still below the turnover that many other money managers experienced last year and was on track with the Portfolio's long-term average turnover rate, which traditionally hovers around 20 percent.

OUTLOOK

A New Year raises curiosity among investors as to what country or industry group might offer particularly good investment prospects. We understand this curiosity and we do factor in macroeconomic aspects in our company-specific analysis, but we avoid placing bets based upon geography or stock market momentum. First, because it is contrary to our long-term bottom-up investment approach, and second because our experience proves that routinely we have been able to identify excellent quality companies in many industries throughout the globe.

So, our recommendation for this year's strategy is the same as for the year before, or for the past fifty years for that matter: maintain and manage a well-diversified portfolio of first rate companies; purchase their shares while they are, in our estimation, undervalued; and look for them all over the world. This is what we have aimed to do for our shareholders before, and it is what we will continue to aim for in the year 2001. Thank you for your continued support.

TEN LARGEST STOCK HOLDINGS

                                                                  MARKET       % OF STOCK
COMPANY                                              SHARES        VALUE       PORTFOLIO
-------                                             ---------  -------------   ----------
Wolters Kluwer....................................    314,020  $  8,561,961       2.6%
Akzo Nobel........................................    155,900     8,372,622       2.6%
Aventis...........................................     89,530     7,859,584       2.4%
Ing Groep.........................................     94,687     7,563,750       2.3%
Zurich Financial Services.........................     12,208     7,360,207       2.2%
E.On Ag...........................................    113,100     6,881,085       2.1%
Unilever PLC......................................    788,800     6,751,713       2.1%
AXA-UAP...........................................     45,745     6,614,297       2.0%
Australia & New Zealand Bank......................    826,818     6,607,075       2.0%
BAE Systems PLC...................................  1,148,600     6,554,275       2.0%
                                                               ------------      -----
                                                               $ 73,126,569      22.3%
                                                               ============      =====

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN INTERNATIONAL STOCK PORTFOLIO,
           MORGAN STANLEY CAPITAL EAFE INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
(Thousands)

          INTERNATIONAL STOCK PORTFOLIO  MORGAN STANLEY CAPITAL EAFE    CPI
5/01/92                         $10,000                      $10,000  $10,000
12/31/92                         $9,319                       $8,156  $10,179
12/31/93                        $13,434                      $10,843  $10,458
12/31/94                        $13,391                      $11,722  $10,752
12/31/95                        $15,296                      $13,088  $11,024
12/31/96                        $18,324                      $13,916  $11,388
12/31/97                        $20,511                      $14,198  $11,589
12/31/98                        $21,866                      $17,084  $11,775
12/31/99                        $26,552                      $21,747  $12,083
12/31/00                        $26,767                      $18,702  $12,491

AVERAGE ANNUAL TOTAL RETURN:
One year                        0.81%
Five year                      11.84%
Since inception (May 1, 1992)  12.03%

On the chart above you can see how the International Stock Portfolio's total return compared to the Morgan Stanley Capital EAFE Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the International Stock Portfolio
(May 1, 1992) through December 31, 2000.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Morgan Stanley Capital EAFE Index is an unmanaged index of common stocks from European, Australian and Far Eastern markets.

PERFORMANCE UPDATE

[PHOTO OF STEPHEN LURITO]

[PHOTO OF SAMMY OH]

STEPHEN LURITO AND SAMMY OH,
CREDIT SUISSE ASSET MANAGEMENT
PORTFOLIO MANAGERS
The Small Company Growth Portfolio seeks long-term accumulation of capital. It invests primarily in common stocks of small companies whose market capitalizations are within the range of capitalizations of companies in the Russell 2000 Growth Index**.
While Advantus Capital Management acts as investment adviser for the Portfolio, Credit Suisse Asset Management provides investment advice to the Small Company Growth Portfolio under a sub-advisory agreement.
These Portfolios have varying degrees of risk. Investments in smaller company and micro-cap stocks generally carry a higher level of volatility and risk over the short-term. Refer to the prospectus for portfolio risks associated with each investment option.

SMALL COMPANY GROWTH PORTFOLIO

PERFORMANCE

The Small Company Growth portfolio returned -11.3 percent* for the year ended December 31, 2000. Its benchmark, the Russell 2000 Growth Index,** returned -22.4 percent

PERFORMANCE ANALYSIS

Small company growth stocks had a solid, albeit volatile, start to the year followed by a period of notable weakness.

During the first quarter, the group's technology and communications shares displayed particular strength supported by optimism regarding smaller companies' earnings prospects, continued improvement in the global economy and by investors' dissipating worries over Y2K. These stocks were volatile, however, particularly in March, which reflected ongoing interest-rate uncertainties and concerns over valuations on certain high-flying Internet-related stocks.

Small-capitalization stocks declined sharply in the second quarter largely reflecting inflation and interest-rate worries. Despite a series of rate hikes by the Federal Reserve during the one-year prior, the economy appeared strong, which left the door open to further monetary tightening. The uncertainty particularly hampered technology stocks, whose valuations compared to those on non-technology stocks, had become quite lofty.

Stocks continued to be under pressure in the third quarter as growing profit worries restrained stocks broadly. While fears of rising interest rates--a factor behind small caps' second quarter weakness--subsided, evidence of a slowing economy began to weigh on the market. Adding to the pressure was an upward spike in oil prices. Certain "defensive" sectors such as health care, performed well, as did value-type stocks generally. Declines in the small-cap sector were led by the technology and communications sectors.

The fourth quarter was also difficult for small-cap stocks, and equities broadly, as signs of a greater-than-expected economic slowdown appeared. On a positive note, small caps rose in December, reclaiming some of their earlier losses thanks in part to an improving outlook for interest rates.

During the fourth quarter, we slightly reduced our technology weight and increased our allocation to health-care, mainly service providers, and biotechnology. We continue to believe, nevertheless, that our technology holdings have good longer-term prospects, recent performance notwithstanding, given their current valuations and internal growth potential.

Elsewhere of note, we maintained our weighting in the energy area, where our holdings remained concentrated on oil-services companies and slightly increased our weight in the financial-services sector, where we deemed certain insurance companies to be attractively priced.

OUTLOOK

While small-cap stocks could continue to struggle during the beginning of 2001, due to ongoing profit disappointments, we have a favorable outlook on their longer-term prospects. Our optimism is based on current stock valuations, combined with the potential for a further decline in interest rates. With regard to the former, valuations on small-cap companies are currently quite reasonable compared to those on larger companies, within the technology area and elsewhere. Given the likelihood of a more favorable rate environment this year, the appeal of rapidly growing small-cap companies should increase once profit shortfalls begin to recede.

TEN LARGEST STOCK HOLDINGS

                                                                MARKET       % OF STOCK
COMPANY                                             SHARES       VALUE       PORTFOLIO
-------                                             -------  -------------   ----------
Universal Health Services, Inc....................   71,277  $  7,965,205       3.6%
Province Healthcare Company.......................  173,707     6,839,713       3.1%
Documentum, Inc...................................  119,964     5,960,711       2.7%
Amerisource Health Corporation....................  112,700     5,691,350       2.6%
Advance Paradigm, Inc.............................  124,894     5,682,677       2.5%
Manugistics Group, Inc............................   87,432     4,983,624       2.2%
Bisys Group, Inc..................................   87,088     4,539,462       2.0%
Fidelity National Finance.........................  120,600     4,454,662       2.0%
Stone Energy Corporation..........................   68,796     4,440,782       2.0%
Medicis Pharmaceutical Corporation................   74,935     4,430,532       2.0%
                                                             ------------      -----
                                                             $ 54,988,718      24.7%
                                                             ============      =====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   7.8%
Capital Goods                       0.5%
Communication Services              1.9%
Consumer Staples                    2.6%
Financial                           4.8%
Consumer Cyclical                   6.0%
Energy                              6.6%
Health Care                        26.7%
Technology                         43.1%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN SMALL COMPANY GROWTH PORTFOLIO,
               RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
(Thousands)

          SMALL COMPANY GROWTH PORTFOLIO    CPI    RUSSELL 2000 GROWTH INDEX
5/03/93                          $10,000  $10,000                    $10,000
12/31/93                         $11,733  $10,132                    $12,234
12/31/94                         $12,456  $10,416                    $11,938
12/31/95                         $16,449  $10,680                    $15,641
12/31/96                         $17,509  $11,033                    $17,401
12/31/97                         $18,867  $11,227                    $19,654
12/31/98                         $19,106  $11,408                    $19,898
12/31/99                         $27,824  $11,706                    $28,474
12/31/00                         $24,686  $12,101                    $22,088

AVERAGE ANNUAL TOTAL RETURN:
One year                       -11.28%
Five year                        8.46%
Since inception (May 3, 1993)   12.51%

On the chart above you can see how the Small Company Growth Portfolio's total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Small Company Growth Portfolio (May 3, 1993) through December 31, 2000.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 2000 Growth Index contains those stocks from the Russell 2000 with a greater than average growth orientation. The Russell 2000 is the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

PERFORMANCE UPDATE

[PHOTO]

KENT WEBER, CFA
PORTFOLIO MANAGER
The Maturing Government Bond 2002, 2006 and 2010 Portfolios seek as high an investment return as is consistent with prudent investment risk. The Portfolios invest primarily in U.S. Government and Agency zero coupon fixed income securities with maturities near the 2002, 2006 and 2010 liquidation dates of each Portfolio.

MATURING GOVERNMENT BOND 2002 PORTFOLIO
MATURING GOVERNMENT BOND 2006 PORTFOLIO
MATURING GOVERNMENT BOND 2010 PORTFOLIO

PERFORMANCE

For the year ended December 31, 2000, the Maturing Government Bond Portfolios generated the following returns:

Maturing Government Bond 2002 Portfolio*...............      8.20 percent
Maturing Government Bond 2006 Portfolio*...............     15.63 percent
Maturing Government Bond 2010 Portfolio*...............     21.36 percent

For the year ended December 31, 2000, the Ryan Lab's U.S. Treasury Strip Indexes of comparable maturity generated the following returns:

Ryan Lab's Inc. September 2002 Index**.................     8.73 percent
Ryan Lab's Inc. September 2006 Index**.................    16.93 percent
Ryan Lab's Inc. September 2010 Index**.................    23.81 percent

PERFORMANCE ANALYSIS

The Treasury market turned in great performance during the year due to a huge rally in the yield curve (i.e., interest rates declined during the year). This resulted in the Portfolios underperforming their respective benchmarks, due to the Portfolios holding and allocating to spread product (i.e., non-Treasury fixed-income investments). Over the long run, by selectively using Government Agency securities (e.g., FreddieMac, FannieMae, etc.) in concert with U.S. Treasury securities, the Portfolios each benefited from enhanced diversification and also from the receipt of additional income (over that of U.S. Treasury securities).

As time passes, the duration of each portfolio continues to roll forward toward its respective maturity. The effective duration of each portfolio is as follows:

Maturing Government Bond 2002 Portfolio................        1.69 years
Maturing Government Bond 2006 Portfolio................        5.74 years
Maturing Government Bond 2010 Portfolio................        9.52 years

OUTLOOK

Our forecast for a rapidly decelerating domestic economy for the first half of 2001 is predicated on both reduced consumer and business consumption. Higher energy prices, tight business credit conditions and excess capacity are currently impacting the spending decisions of consumers and businesses. We expect positive results from both monetary and fiscal policies through Fed easing and a Federal tax reduction, respectively.

We foresee that the economic environment will continue to be volatile. We expect inflation to be approximately 2 percent during the first half of 2001, falling to 1 percent by the end of the year.

MATURING GOVERNMENT BOND 2002 PORTFOLIO
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FHLMC Strip                        11.5%
U.S. Treasury Strip                43.2%
FICO Strip                         19.0%
Israel GTC                          2.0%
TVA Strip                          11.7%
FNMA Strip                         12.2%
Cash and Other Assets/Liabilities   0.4%

MATURING GOVERNMENT BOND 2006 PORTFOLIO
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Strip                43.1%
FICO Strip                         17.4%
Israel State Aid Strip             11.3%
RFC Strip                          10.9%
FNMA Strip                         16.3%
Cash and Other Assets/Liabilities   1.0%

MATURING GOVERNMENT BOND 2010 PORTFOLIO
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Strip                36.0%
FICO Strip                         13.1%
Turkey GTC                          5.3%
Israel State Aid Strip             16.3%
Israel GTC                          5.0%
RFC Strip                           5.6%
FNMA Strip                         17.3%
Cash and Other Assets/Liabilities   1.4%

      MATURING
      GOVERNMENT
      BOND PORTFOLIOS

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
 A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2002 PORTFOLIO,
            RYAN LABS, INC. SEPTEMBER 2002 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
(Thousands)

          MATURING GOVERNMENT BOND
               2002 PORTFOLIO       RYAN LABS INDEX    CPI
5/02/94                    $10,000          $10,000  $10,000
12/31/94                   $10,028           $9,952  $10,190
12/31/95                   $12,537          $12,569  $10,447
12/31/96                   $12,754          $12,728  $10,793
12/31/97                   $13,838          $13,897  $10,983
12/31/98                   $15,168          $15,330  $11,160
12/31/99                   $15,095          $15,287  $11,451
12/31/00                   $16,332          $16,626  $11,838

AVERAGE ANNUAL TOTAL RETURN:
One year                       8.20%
Five year                      5.43%
Since inception (May 2, 1994)  7.63%

On the chart above you can see how the Maturing Government Bond 2002 Portfolio's total return compared to the Ryan Labs, Inc. September 2002 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2002 Portfolio (May 2, 1994) through December 31, 2000.

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
 A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2006 PORTFOLIO,
            RYAN LABS, INC. SEPTEMBER 2006 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
(Thousands)

          MATURING GOVERNMENT
          BOND 2006 PORTFOLIO  RYAN LABS INDEX    CPI
5/02/94               $10,000          $10,000  $10,000
12/31/94              $10,013           $9,988  $10,190
12/31/95              $13,490          $13,532  $10,447
12/31/96              $13,327          $13,351  $10,793
12/31/97              $15,009          $15,116  $10,983
12/31/98              $17,165          $17,380  $11,160
12/31/99              $15,825          $16,087  $11,451
12/31/00              $18,298          $18,808  $11,838

AVERAGE ANNUAL TOTAL RETURN:
One year                       15.63%
Five year                       6.29%
Since inception (May 2, 1994)   9.48%

On the chart above you can see how the Maturing Government Bond 2006 Portfolio's total return compared to the Ryan Labs, Inc. September 2006 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2006 Portfolio (May 2, 1994) through December 31, 2000.

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
 A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2010 PORTFOLIO,
            RYAN LABS, INC. SEPTEMBER 2010 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
(Thousands)

          MATURING GOVERNMENT
          BOND 2010 PORTFOLIO  RYAN LABS INDEX    CPI
5/02/94               $10,000          $10,000  $10,000
12/31/94               $9,970           $9,931  $10,190
12/31/95              $14,080          $14,313  $10,447
12/31/96              $13,599          $13,880  $10,793
12/31/97              $16,028          $16,251  $10,983
12/31/98              $18,317          $18,824  $11,160
12/31/99              $16,204          $16,687  $11,451
12/31/00              $19,665          $20,658  $11,838

AVERAGE ANNUAL TOTAL RETURN:
One year                       21.36%
Five year                       6.91%
Since inception (May 2, 1994)  10.67%

On the chart above you can see how the Maturing Government Bond 2010 Portfolio's total return compared to the Ryan Labs, Inc. September 2010 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2010 Portfolio (May 2, 1994) through December 31, 2000. *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**Ryan Labs, Inc. September 2002, 2006 and 2010 Index of U.S. Treasury Strips consists of all active zero-coupon U.S. Treasury issues with maturities in September 2002, 2006 and 2010, respectively.

PERFORMANCE UPDATE

[PHOTO]

MATTHEW NORRIS, CFA
PORTFOLIO MANAGER
The Value Stock Portfolio seeks long-term accumulation of capital. The secondary objective is the production of income. The Portfolio invests primarily in equity securities of companies, which, in the opinion of the Adviser, have market values which appear low relative to their underlying value or future growth potential.

VALUE STOCK PORTFOLIO

PERFORMANCE

The Value Stock Portfolio returned -1.61 percent* for the year ended
December 31, 2000. This compares to a return of 7.01 percent for the Russell 1000 Value Index,** the Fund's benchmark index. The difficult year can be noted in that fewer than one in four of the large value funds tracked by Lipper Analytical Services actually beat their corresponding index.

PERFORMANCE ANALYSIS

The year started with a bang as the technology sector lead the NASDAQ index to an all-time high by early March. During this time, the Federal Reserve Bank was raising interest rates to slow the economy and prevent inflation. It worked. As these increases took hold, the economy began to slow. As this realization hit the market, there was a dramatic shift from growth companies into more defensive names. The Technology and Communication sectors weakened while Consumer Staples, Health Care, Financials, and Utilities took over the market leadership.

SECTOR ANALYSIS

Let's begin with the weakest sector -- Technology. As a Value Portfolio, we found many technology stocks overpriced in 1999 and 2000. Accordingly, the Portfolio only held an average of 11 percent of assets in this sector. This compares to technology being roughly 30 percent of the S&P 500, which represents the economy as a whole. Keep in mind also that the S&P 500 Index+ had a 12-month return of -9.13 percent. Nevertheless, this sector still hurt the Portfolio's performance, the only correct call was to hold no technology names in 2000.

On the positive side, the Value Stock Portfolio excelled in financials and utilities, adding over a full percent of relative performance in each. These were strong sectors where the Portfolio also had superior stock picking. Both of these sectors added their performance in the second half of the year, propelling the Portfolio to above average peer group rankings from June 1, 2000 through the end of the year.

The Portfolio also added performance with utilities (Excelon Corporation and AES Corporation) and financial companies (Capital One, Nationwide, and Fannie Mae). Poor performers included Microsoft Corporation, which was purchased after it fell 20 percent, but continued to fall after that. We still believe Microsoft is a blue chip company at a low price and continue to hold its position in the Portfolio.

OUTLOOK

The Portfolio is now positioning itself for a rate cut, which we believe will occur as part of the natural economic cycle. We are looking into companies that will benefit from an economic re-acceleration. We are also beginning to buy stocks in the beaten down sectors of Technology and Communications. Many of these companies are of very high quality, and as the market goes lower, will present excellent buying opportunities. We are also leery of the sectors that recently rose strongly. For example, within the Health Care sector the major pharmaceuticals are at historically high valuations, since they are considered a defensive play.

As always, the Advantus Large Value Portfolio Management Team will continue to strive to provide you a superior risk adjusted returns for your investment dollars.

TEN LARGEST STOCK HOLDINGS

                                                                MARKET       % OF STOCK
COMPANY                                             SHARES       VALUE       PORTFOLIO
-------                                             -------  -------------   ----------
Exxon Mobil Corporation...........................  101,952  $  8,863,451       5.8%
CitiGroup, Inc....................................  129,206     6,597,581       4.3%
American International Group......................   49,550     4,883,772       3.2%
SBC Communications, Inc...........................   94,410     4,508,077       2.9%
Federal National Mortgage Association.............   50,610     4,390,418       2.9%
Bell Atlantic Corporation.........................   81,905     4,105,488       2.7%
Freddie Mac.......................................   58,300     4,015,413       2.6%
Wells Fargo & Company.............................   55,000     3,062,812       2.0%
Johnson & Johnson.................................   28,700     3,015,294       2.0%
Procter & Gamble Company..........................   37,200     2,917,875       1.9%
                                                             ------------      -----
                                                             $ 46,360,181      30.3%
                                                             ============      =====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   7.9%
Capital Goods                       2.7%
Basic Materials                     4.8%
Consumer Cyclical                   5.6%
Utilities                           5.7%
Technology                          6.2%
Health Care                         6.9%
Communication Services              8.1%
Energy                              8.5%
Consumer Staples                   10.9%
Financial                          32.7%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
          A HYPOTHETICAL $10,000 INVESTMENT IN VALUE STOCK PORTFOLIO,
               RUSSELL 1000 VALUE INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

(Thousands)

                                 RUSSELL 1000
          VALUE STOCK PORTFOLIO  VALUE INDEX     CPI
5/04/94                 $10,000       $10,000  $10,000
12/31/94                $10,457       $10,190  $10,209
12/31/95                $13,904       $10,448  $14,124
12/31/96                $18,207       $10,793  $17,181
12/31/97                $22,065       $10,984  $23,223
12/31/98                $22,452       $11,160  $26,855
12/31/99                $22,513       $11,452  $28,826
12/31/00                $22,149       $11,839  $30,847

AVERAGE ANNUAL TOTAL RETURN:
One year                       -1.61%
Five year                       9.76%
Since inception (May 2, 1994)  12.67%

On the chart above you can see how the Value Stock Portfolio's total return compared to the Russell 1000 Value Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Value Stock Portfolio (May 2, 1994) through December 31, 2000.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 1000 Value Index contains those stocks from the Russell 1000 with low book to price ratio. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.
+The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

PERFORMANCE UPDATE

[PHOTO]

RUDOLPH K. KLUIBER, CFA
PORTFOLIO MANAGER
STATE STREET RESEARCH & MANAGEMENT
COMPANY
The Small Company Value Portfolio seeks the long-term accumulation of capital. It invests primarily in the equity securities of small companies, defined in terms of market capitalization and which appear to have market values that are low relative to their underlying value or future earnings and growth potential. Investments in smaller company and micro-cap stocks generally carry a higher level of volatility and risk over the short term. Refer to the Portfolio's prospectus for specific information about risks associated with the investment, as well as charges and expenses.
While Advantus Capital Management, Inc. serves as investment adviser to the Portfolio, State Street Research & Management Company provides investment advice to the Small Company Value Portfolio under a sub-advisory agreement.

SMALL COMPANY VALUE PORTFOLIO

PERFORMANCE

For the year ended December 31, 2000, the Small Company Value Portfolio returned
28.00 percent.* The Russell 2000 Value Index** returned 22.80 percent for the same period.

PERFORMANCE ANALYSIS

The year 2000 could easily be called "The Year of Four Markets": the continuation of the fourth quarter 1999 upswing, the spring correction, the summer's limited rally, and the fall's sharp drop in values. While broadly diversified market averages such as the S&P 500 declined about 10 percent for the year, the technology laden NASDAQ was off 39 percent. Growth indices of all market cap ranges declined roughly 25 percent, while small, mid and large cap value indices rose roughly 20 percent.

For the year as a whole, the pressure on Growth stocks and shift towards Value was driven by the market's reaction to a "Perfect Storm" of investor concerns including:

    - overvaluation of equities (especially among the "new economy" names)

    - worries about the future pace of economic and profit growth

    - soaring energy prices

    - confusion generated by the presidential election, and

    - disappointing corporate earnings reports in the third and fourth quarters.

This confluence of factors contributed to an extraordinarily high level of price volatility. In 2000, 40 percent of the trading days involved price movement of 1 percent or more in the S&P 500. On the basis of the number of trading days during the year in which the market moved 1 percent or more, it requires going back almost three decades to find markets with volatility of this magnitude.

Small capitalization value was the safest place to be during 2000, as this was the only style sector that provided positive returns in each of the four quarters. Within the Russell 2000 Value Index,** the Health Care and Energy stocks each returned over 100 percent in 2000, with the Producer Durables, Utilities, and Financial Services sectors posting returns of 25-50 percent. Technology was the worst sector, returning -7 percent. The Auto, Materials, and Consumer Discretionary sectors also posted modest losses for the year.

Stock selection, rather than sector selection, drove the Portfolio's performance this year. Stock selection was notably successful in the Financial Services, Materials, Consumer Discretionary, and Technology sectors. Sector weightings, a by-product of bottom-up security selection, had a small negative impact on performance comparisons: most important was our below-index exposure in Financial Services.

OUTLOOK

During 2001, the rate of economic growth is expected to slow substantially from the pace of early 2000, but a recession is not currently expected. We believe that inflation has peaked, in large part due to softening oil prices and labor markets, and that interest rates will trend lower. In the year to come, we foresee, the economy will be constrained by a weak manufacturing sector and less strong consumer spending, but it should be helped by sustained activity in services (now over one-half of the economy) and an improved housing component, which is being aided by lower mortgage rates. A somewhat weaker dollar (especially against the euro) will also help our exports compete, we believe.

As always, we will invest on a bottom-up basis, investing in companies based on in-depth understanding of their businesses, rather than focusing on top-down forecasts or on trading pieces of paper.

TEN LARGEST STOCK HOLDINGS

                                                               MARKET       % OF STOCK
COMPANY                                             SHARES      VALUE       PORTFOLIO
-------                                             ------  -------------   ----------
ACE, Ltd..........................................  18,000  $    763,875       3.7%
International Game Technology.....................  15,000       720,000       3.5%
Western Gas Resources, Inc........................  21,000       707,437       3.4%
Borg-Warner Automotive, Inc.......................  17,600       704,000       3.4%
Anchor Gaming.....................................  16,600       647,400       3.2%
Agrium, Inc.......................................  41,900       612,788       3.0%
Harrahs Entertainment, Inc........................  22,000       580,250       2.8%
Mandalay Resort Group.............................  23,000       504,562       2.5%
Hollinger International, Inc......................  28,000       444,500       2.2%
BE Aerospace, Inc.................................  26,000       416,000       2.0%
                                                            ------------      -----
                                                            $  6,100,812      29.7%
                                                            ============      =====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   8.9%
Communication Services               .1%
Utilities                           1.2%
Health Care                         2.0%
Transportation                      2.2%
Consumer Staples                    3.3%
Basic Materials                     8.9%
Technology                          9.7%
Energy                             12.4%
Financial                          12.8%
Capital Goods                      13.5%
Consumer Cyclical                  25.0%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
            A HYPOTHETICAL $10,000 INVESTMENT IN SMALL COMPANY VALUE
          PORTFOLIO, RUSSELL 2000 VALUE INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
(Thousands)

          SMALL COMPANY VALUE      RUSSELL
               PORTFOLIO       2000 VALUE INDEX    CPI
10/01/97              $10,000           $10,000  $10,000
12/31/97              $10,229           $10,168  $10,019
12/31/98               $9,539            $9,513  $10,179
12/31/99               $9,246            $9,371  $10,446
12/31/00              $11,835           $11,508  $10,798

  AVERAGE ANNUAL TOTAL RETURN:
One year                           28.00%
Since inception (October 1, 1997)   5.32%

On the chart above you can see how the Small Company Value Portfolio's total return compared to the Russell 2000 Value Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Small Company Value Portfolio (October 1, 1997) through December 31, 2000.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 2000 Value Index contains those stocks from the Russell 2000 with low price to book ratios. The Russell 2000 is the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3000 common stocks, which represent approximately 98 percent of the U.S. Market.

PERFORMANCE UPDATE

[PHOTO]
[PHOTO]
EDWARD DOVE
PORTFOLIO MANAGER
JULIUS BAER INVESTMENT MANAGEMENT
WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER
ADVANTUS CAPITAL MANAGEMENT
The Global Bond Portfolio seeks to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. While Advantus Capital Management, Inc. acts as the investment adviser for the portfolio, Julius Baer Investment Management, Inc. provides investment advice to the Global Bond Portfolio under a sub-advisory agreement. Investment risks associated with international investing in addition to other risks, include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

GLOBAL BOND PORTFOLIO

PERFORMANCE

The Global Bond Portfolio posted a total return of 1.42 percent* for the year ended December 31, 2000. This compares to the Salomon Brothers World Government Bond Index** return of 1.59 percent for the same period.

PERFORMANCE ANALYSIS

The year 2000 was characterized by extreme volatility in all markets, and global bonds did not escape the difficult times.

Reserve banks around the globe raised rates with regularity. The US Federal Reserve raised rates three times for a total of 100 basis points; The European Central Bank, ECB, outdid that by announcing six hikes for a total of 175 basis points. Even Japan, with its economy teetering on the brink of recession, raised rates once. Many analysts considered these hikes unnecessary.

Not surprisingly, bonds suffered as yields rose and prices fell, at least until the fourth quarter.

These harsh conditions and a resilient US Dollar for a large part of the year meant that most bond markets had slim to negative returns for US investors, although in local terms they were often quite strong. The most spectacular example of this was the Australian bond market, which returned 13.4 percent for the year in local currency terms, but a return of -3.7 percent in US Dollar terms.

When the dollar eased in the last two months of the year, those investors, such as the Portfolio, were rewarded for staying the course. That same Australian bond market returned 2 percent in local terms in December, but 7.9 percent in US Dollar terms for that one month.

OUTLOOK

We anticipate that the first three quarters of 2001 are likely to be a reversal of last year's story, as central banks unwind their increases. The US Fed has already begun and is likely to make one or two more cuts in the first quarter. It recognizes that growth will be close to zero in that period and may not exceed 2 percent for the year. The ECB is also expected to ease, while Japan may return to a policy of zero interest rates. All this is good news for bonds.

In terms of currencies, we believe that the Euro appears to have hit bottom and begun its ascent against the Dollar. Although we have been disappointed before, we expect the Euro to reach parity or even 1.05 during 2001. In our opinion, the outlook for the Japanese Yen is poor. There is a real risk of recession, which would mean a twelfth year of poor economic performance.

TEN LARGEST BOND HOLDINGS

                                                       MARKET       % OF BOND
ISSUER                                                  VALUE       PORTFOLIO
------                                              -------------   ---------
Deutschland Republic (Euro)--4.500%, 02/18/03.....  $  3,083,266       8.5%
Deutschland Republic (Euro)--4.500%, 07/04/09.....     1,883,460       5.2%
Government of Canada (Canadian Dollar)--
  6.000%, 06/01/11................................     1,693,704       4.7%
New Zealand Government (New Zealand Dollar)--
  10.000%, 03/15/02...............................     1,655,056       4.5%
Sweden Government (Euro)--3.500%, 04/20/06........     1,571,684       4.3%
Bundesrepublic (Euro)--4.000%, 07/04/09...........     1,555,464       4.3%
Norway Government (Norwegian Krone)--5.500%,
  05/15/09........................................     1,457,390       4.0%
Bundesrepublic (Euro)--3.750%, 01/04/09...........     1,236,874       3.4%
Japan Government (Japanese Yen)--2.500%,
  12/21/20........................................     1,091,275       3.0%
Poland Government (Polish Zloty)--8.500%,
  06/12/05........................................     1,036,283       2.8%
                                                    ------------      -----
                                                    $ 16,264,456      44.7%
                                                    ============      =====

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
           A HYPOTHETICAL $10,000 INVESTMENT IN GOBAL BOND PORTFOLIO,
                  SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX
                            AND CONSUMER PRICE INDEX
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
(Thousands)

              GLOBAL           SALOMON BROTHERS
          BOND PORTFOLIO  WORLD GOVERNMENT BOND INDEX    CPI
10/01/97         $10,000                      $10,000  $10,000
12/31/97         $10,008                      $10,021  $10,019
12/31/98         $11,626                      $11,555  $10,179
12/31/99         $10,719                      $11,061  $10,446
12/31/00         $10,870                      $11,237  $10,798

  AVERAGE ANNUAL TOTAL RETURN:
One year                           1.42%
Since inception (October 1, 1997)  2.60%

On the chart above you can see how the Global Bond Portfolio's total return compared to the Salomon Brothers World Government Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Global Bond Portfolio (October 1, 1997) through December 31, 2000.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Salomon Brothers World Government Bond Index is a market value-weighted index of government debt securities issued by twelve different nations:
Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, United Kingdom and the United States. The goal of the index is to include all fixed-rate institutionally traded bonds issued by the above governments. The minimum maturity is one year, and the minimum outstanding must be at least $25 million U.S. dollars. Also included in the index are zero-coupon renewable securities. Floating rate and private placement issues are excluded from the index. Returns are available in both U.S. dollars and local currency terms.

PERFORMANCE UPDATE

[PHOTO]
JAMES SEIFERT
PORTFOLIO MANAGER
The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (S&P 400).+ It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an over-all investment strategy.

INDEX 400 MID-CAP PORTFOLIO

PERFORMANCE

The Index 400 Mid-Cap Portfolio returned 16.05* percent for the period ended December 31, 2000. This compares to the Portfolio's benchmark, the S&P 400 MidCap Index** return of 17.51 percent for the same period.

PERFORMANCE ANALYSIS

The S&P 400 MidCap Index** ended the year up despite the broader market falling down all around the mid-caps. These results provide a strong argument that diversification cannot be ignored.

For the quarter, 9 of the 11 sectors in the S&P 400 posted positive returns. Energy (63 percent), Utilities (56.1 percent), and Health Care (54.1 percent) led the top performing sectors. The top five positive contributing stocks included: Veritas Software, Dynegy, Inc., Siebel Systems, Waters Corp., and Altera Corporation. Four of these stocks--Veritas Software, Dynegy, Inc., Siebel Systems, and Altera Corp.--are no longer held in the Index 400 Mid-Cap Portfolio. The largest negative contributing stocks were E*Trade Group, Inc., Legato Systems, Inc., Comdisco, Inc., Marchfirst, Inc., and Checkfree Corporation. Marchfirst is no longer held in the Index 400 Mid-Cap Portfolio.

OUTLOOK

We foresee that the economic environment will continue to be volatile, so consider a strong dose of diversification in your investment portfolio. We expect inflation to be 2.5 percent in the first half of 2001 and end the year at about one percent. For all of 2001, GDP is expected to grow at 2 percent. We also anticipate that the Federal Reserve will continue to lower interest rates during the first few months of the year. We anticipate that the first half of the year will be particularly choppy as the stock market continues to find its footing.

TEN LARGEST STOCK HOLDINGS

                                                               MARKET       % OF STOCK
COMPANY                                             SHARES      VALUE       PORTFOLIO
-------                                             ------  -------------   ----------
Millennium Pharmaceuticals, Inc...................  7,806   $    482,996       1.5%
Waters Corporation................................  4,748        396,458       1.2%
Concord EFS, Inc..................................  7,932        348,512       1.1%
Idec Pharmaceuticals Corporation..................  1,756        332,872       1.0%
Cintas Corporation................................  6,194        329,443       1.0%
Genzyme Surgical Products.........................  3,485        313,432       1.0%
Univision Communications, Inc.....................  7,582        310,388       0.9%
DST Systems, Inc..................................  4,586        307,262       0.9%
Rational Software Corporation.....................  6,939        270,187       0.8%
Cadence Design Systems, Inc.......................  9,027        248,243       0.8%
                                                            ------------      -----
                                                            $  3,339,793      10.2%
                                                            ============      =====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   8.3%
Communication Services              1.6%
Transportation                      1.8%
Basic Materials                     4.2%
Capital Goods                       5.1%
Energy                              5.8%
Utilities                           7.0%
Consumer Staples                    9.6%
Health Care                        11.6%
Consumer Cyclical                  11.7%
Financial                          13.9%
Technology                         19.4%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 400 MID-CAP PORTFOLIO,
                 S&P 400 MIDCAP INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
(Thousands)

              INDEX 400        S&P 400
          MID-CAP PORTFOLIO  MIDCAP INDEX    CPI
10/01/97            $10,000       $10,000  $10,000
12/31/97            $10,006       $10,083  $10,019
12/31/98            $11,675       $12,008  $10,179
12/31/99            $13,541       $13,775  $10,446
12/31/00            $15,714       $16,187  $10,798

  AVERAGE ANNUAL TOTAL RETURN:
One year                           16.05%
Since inception (October 1, 1997)  14.90%

On the chart above you can see how the Index 400 Mid-Cap Portfolio's total return compared to the S&P 400 MidCap Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Index 400 Mid-Cap Portfolio (October 1, 1997) through December 31, 2000.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.
+"Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-", "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 400 Mid-Cap Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

PERFORMANCE UPDATE

[PHOTO]

[PHOTO]

HENRY D. CAVANNA
AND JAMES RUSSO, CFA
PORTFOLIO MANAGERS
J.P. MORGAN INVESTMENT MANAGEMENT
The Macro-Cap Value Portfolio seeks to provide high total return. It pursues this objective by investing in equity securities that the sub-adviser believes, through the use of dividend discount models, to be undervalued relative to their long-term earnings power, creating a diversified portfolio of equity securities which typically will have a price/earnings ratio and price to book ratio that reflects a value orientation. While Advantus Capital Management, Inc. acts as investment advisor for the Portfolio, J.P. Morgan Investment Management Inc. provides investment advice to the Macro-Cap Value Portfolio under a subadvisory agreement.

MACRO-CAP VALUE PORTFOLIO

PERFORMANCE

For the year ended December 31, 2000, the Macro-Cap Value Portfolio returned -7.02 percent* (net of fees) for the year compared to the S & P 500 Index's** return of -9.11 percent for the same time period.

PERFORMANCE ANALYSIS

2000 was a tale of two cities as the first quarter was characterized by an over heating economy, sky high technology valuations and internet related stocks priced to perfection. The second half of 2000 saw dramatic declines in the US Equity markets, coinciding with the Fed monetary policy tightening, as the S&P 500 ended the year losing over 9 percent of it's value and the Nasdaq losing over 30 percent. The drop was dominated by a huge sell off in technology and telecommunications stocks precipitated by numerous earnings down grades and disappointments. The increased fear of a recession in 2001 placed added downward pressure on the market due to the economic slow down ending the year. However, despite poor performance in the broad market, 2000 was a turbulent year with significant dispersion in returns between sectors and investment styles. Value outperformed growth by 30 percent, technology stocks reached new lows not witnessed in over a year, and the internet bubble burst as well known companies such as Pets.com, CD now and Priceline's Webhouse club all closed their doors. Telecommunication stocks declined rapidly throughout the quarter as wireless companies addressed their spectrum and capex financing needs and long-distance voice providers continued to cut prices.

Like the market, the sector performance within the Portfolio showed a wide distribution of individual returns. Stocks selection among Services, Hardware and Pharmaceuticals issues was particularly beneficial. Alza Corp., gained 157 percent with the introduction of Concerta, a once-a-day treatment for children with Attention Deficit Disorder. Philip Morris (+105percent) also performed well as investors moved into value stocks during the year, news that litigation problems have subsided a little and it's purchase of Nabisco with subsequent Kraft food division IPO. On the other hand, stock picks in Software & Services, Telecommunications and Utilities performed poorly. Computer Associates was the worst performer in the portfolio, losing 71 percent of its value as it restated earnings and lowered forecasts. Overweighting Motorola, whose 58 percent loss underperformed its' sector by over 27 percent, also hurt results.

OUTLOOK

We remain confident in our investment process and robust risk controls, and expect that the historically wide spread between the most and least attractive companies in our research universe suggests opportunities ahead. The Federal Reserve's actions during the first quarter of 2001 will set the stage for economic growth during the year. The slowing economy and lowered corporate spending, combined with earnings disappointments, has investors nervous about equity markets heading into the new year. However, the two 50 basis point interest rate cuts (totaling 1 percent) by the Fed early in the new year leads to signs that a soft landing might still be achievable and therefore a brighter outlook for equities.

TEN LARGEST STOCK HOLDINGS

                                                               MARKET       % OF STOCK
COMPANY                                             SHARES      VALUE       PORTFOLIO
-------                                             ------  -------------   ----------
Exxon Mobil Corporation...........................  12,524  $  1,088,805       4.0%
Tyco International, Ltd...........................  18,432     1,022,976       3.8%
General Electric Company..........................  21,300     1,021,069       3.8%
CitiGroup, Inc....................................  15,527       792,839       2.9%
Philip Morris Companies, Inc......................  17,600       774,400       2.9%
Cisco Systems, Inc................................  20,100       768,825       2.8%
Pharmacia Corporation.............................  11,076       675,636       2.5%
First Bank System, Inc............................  19,900       580,831       2.2%
Pfizer, Inc.......................................  12,500       575,000       2.1%
Microsoft Corporation.............................  12,700       550,863       2.0%
                                                            ------------      -----
                                                            $  7,851,244      29.0%
                                                            ============      =====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   2.7%
Transportation                      1.0%
Utilities                           2.7%
Communication Services              5.4%
Consumer Cyclical                   6.0%
Energy                              6.5%
Health Care                         7.8%
Basic Materials                     8.7%
Capital Goods                      10.7%
Consumer Staples                   10.8%
Financial                          18.1%
Technology                         19.6%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
        A HYPOTHETICAL $10,000 INVESTMENT IN MACRO-CAP VALUE PORTFOLIO,
                     S&P 500 INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
(Thousands)

             MACRO-CAP
          VALUE PORTFOLIO  S&P 500 INDEX    CPI
10/15/97          $10,000        $10,000  $10,000
12/31/97           $9,787        $10,287  $10,019
12/31/98          $11,973        $13,227  $10,179
12/31/99          $12,831        $16,006  $10,446
12/31/00          $11,931        $14,543  $10,798

   AVERAGE ANNUAL TOTAL RETURN:
One year                            -7.02%
Since inception (October 15, 1997)   5.65%

On the chart above you can see how the Macro-Cap Value Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Macro-Cap Value Portfolio (October 15, 1997) through December 31, 2000 and on October 1, 1997 through December 31, 2000 for the S&P 500 Index and the Consumer Price Index.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

PERFORMANCE UPDATE

[PHOTO]
[PHOTO]
[PHOTO]
WILLIAM JEFFREY,
III,
KENNETH F. MCCAIN
AND
DAVID A. BARATTA,
PORTFOLIO MANAGERS
WALL STREET
ASSOCIATES
The Micro-Cap Growth Portfolio seeks long-term capital appreciation. It pursues this objective by investing primarily in equity securities of smaller companies which the sub-adviser believes are in an early stage or transitional point in their development and have demonstrated or have the potential for above average revenue growth. It invests primarily in common stocks and stock equivalents of micro-cap companies. While Advantus Capital Management, Inc. acts as investment adviser for the Portfolio, Wall Street Associates provides investment advice to the Micro-Cap Growth Portfolio under a subadvisory agreement.

MICRO-CAP GROWTH PORTFOLIO

PERFORMANCE

The stunning Q4 1999 market rally continued into the first quarter of 2000, propelled by sizzling technology stocks. Growth benchmarks hit new highs and peaked on March 8th. Valuation concerns and fears of anticipated interest rate increases put an end to the party during the second quarter of 2000, fueling a sell off that would last for the duration of the year. Alan Greenspan quieted the market with a series of rate cuts, designed to head off building inflationary pressures. In Q3 the economy responded by showing signs of slowing to a more "normal" growth rate. At the same time, rising energy prices and a faltering Euro placed additional downward pressure on the stock market. Finally, in Q4 it became evident that the economy had slowed dramatically.

The wide disparity between growth and value stocks was again evident in 2000, although this year the roles were reversed. Growth stocks retreated from the highs reached in early March while value stocks found new life from investors rotating away from their overpriced growth counterparts. For the year 2000, the Russell 2000 Growth Index** declined 22.4 percent while the Russell 2000 Value Index** gained 8.11 percent.

PERFORMANCE ANALYSIS

After gaining 156 percent in 1999, the Advantus Series Fund Micro-Cap Growth Portfolio declined 21.1 percent in 2000.* By comparison, the Russell 2000 Growth Index** fell 22.4 percent during the year. Given the Portfolio's upside potential, we were pleased to stay in line with the benchmark in a declining market environment.

Investments in the Energy sector, fueled by rising oil and natural gas prices as well as strong demand, added significant value to the portfolio, as energy was the top-performing sector during the year. The Portfolio was over-weighted in this sector, which posted triple-digit gains in 2000.

Health care stocks were also strong in 2000, although they gave back some earlier gains in the fourth quarter. Buoyed by the strength of biotechnology companies and the completion of the map of the human genome, health care stocks as a group produced the second highest return for the year, and were the largest contributor to performance, given their large weighting in the benchmark.

By comparison, consumer discretionary stocks had a disappointing year, as consumers felt the pinch of higher interest rates. Also, the negative wealth effect of a declining stock market dampened consumer spending, especially during the Q4 holiday season.

Finally, anything and everything technology related declined following the record highs reached in March. The benchmark Technology sector declined 48 percent, while the Utility sector (telecommunications) declined 72 percent for the year. All in all, the gains made in the Energy and Health Care sectors were offset by losses in the Technology sector.

OUTLOOK

It has become evident that the economy is slowing much more quickly than had been anticipated, prompting the Federal Reserve to decrease rates by 0.5 percent ahead of the late January meeting. It is widely expected that there will be more decreases to follow, in an attempt to orchestrate a softer landing and avoid a recession. Although it will take several months before the effects of the Fed's actions trickle through to the consumer, we believe this bold move is a step in the right direction. As a result, our outlook for smaller-capitalization growth stocks continues to be cautiously optimistic, as stocks typically perform well in months following interest rate cuts.

As such, we have positioned the Portfolio to be fully invested in those areas that we believe offer the greatest potential for growth. We expect that the Portfolio will be slightly over-weighted in the Health Care sector and will maintain the large over-weighted position in the Energy sector. Energy investments have been somewhat defensive in this market environment and, although they typically do not shine in a falling interest rate environment, we believe these companies will continue to experience outstanding earnings growth and price appreciation. We have trimmed the Portfolio's technology exposure, given the current weakness in the sector, though we will be ready to increase our exposure if warranted. We are in the process of increasing our consumer discretionary stock exposure to take advantage of the anticipated lower interest rate environment.

TEN LARGEST STOCK HOLDINGS

                                                               MARKET       % OF STOCK
COMPANY                                             SHARES      VALUE       PORTFOLIO
-------                                             ------  -------------   ----------
Evergreen Resources, Inc..........................  40,800  $  1,575,900       3.3%
UTI Energy Corporation............................  46,700     1,535,262       3.3%
Patterson Energy, Inc.............................  39,400     1,467,650       3.1%
Cross Timbers Oil Company.........................  51,725     1,435,369       3.1%
Intermune Pharmaceuticals, Inc....................  31,500     1,405,687       3.0%
Kenneth Cole Productions..........................  28,750     1,157,187       2.5%
POZEN, Inc........................................  63,100     1,151,575       2.4%
PRAECIS Pharmaceuticals, Inc......................  36,200     1,058,850       2.3%
Cell Therapeutics, Inc............................  23,200     1,045,450       2.2%
IONA Technologies PLC.............................  14,900       998,300       2.1%
                                                            ------------      -----
                                                            $ 12,831,230      27.3%
                                                            ============      =====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   9.9%
Financial                           0.5%
Basic Materials                     1.0%
Communication Services              1.3%
Consumer Staples                    1.3%
Capital Goods                       2.2%
Consumer Cyclical                  10.0%
Energy                             19.4%
Health Care                        24.8%
Technology                         29.6%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
        A HYPOTHETICAL $10,000 INVESTMENT IN MICRO-CAP GROWTH PORTFOLIO,
               RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
(Thousands)

             MICRO-CAP      RUSSELL 2000
          GROWTH PORTFOLIO  GROWTH INDEX    CPI
10/01/97           $10,000       $10,000  $10,000
12/31/97            $8,680        $9,181  $10,019
12/31/98            $9,846        $9,295  $10,179
12/31/99           $24,494       $13,301  $10,446
12/31/00           $19,338       $10,318  $10,798

  AVERAGE ANNUAL TOTAL RETURN:
One year                           -21.05%
Since inception (October 1, 1997)   22.48%

On the chart above you can see how the Micro-Cap Growth Portfolio's total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Micro-Cap Growth Portfolio (October 1, 1997) through December 31, 2000.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 2000 Growth Index contains those stocks from the Russell 2000 with a greater than average growth orientation. The Russell 2000 Value Index contains those stocks from the Russell 2000 with a low price to book ratio. The Russell 2000 is the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

PERFORMANCE UPDATE

[PHOTO]
JOE BETLEJ, CFA
PORTFOLIO MANAGER
The Real Estate Securities Portfolio seeks above-average income and long-term growth of capital. The Portfolio intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. Investment risks associated with investing in the Real Estate Portfolio, in addition to other risks, include sector concentration, rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

REAL ESTATE SECURITIES PORTFOLIO

PERFORMANCE

The Real Estate Securities Portfolio generated a total return of 25.60 percent* for the year ended December 31, 2000. This return reflects the change in market sentiment for real estate companies over that of the previous year. Capital flows returned to the real estate sector as investors recognized the value play available in these companies that were benefiting from fabulous real estate fundamentals driven by a strong economy. The Portfolio's performance compares to the Wilshire Associates Real Estate Securites Index (WARESI)**, which provided a return of 30.74 percent for the same period.

PERFORMANCE ANALYSIS

What a difference a year makes! As we entered the millennium, real estate securities had very low multiples, solid growth, high dividends, and traded at steep discounts to the underlying value of their assets. This valuation scenario was set in the context of strong underlying fundamentals for real estate: rapid growth in the economy, a strong consumer, and a healthy equilibrium of supply and demand for real estate across the country. At the same time, the broader equity markets were robust and the NASDAQ could be described as frothy. As these broader market indexes corrected in 2000, investors searched for companies with more predictable cashflows and discounted valuations as a "safe haven" as the economy began to lose steam. Obviously, as we have stated in previous reports, shifts in market sentiment and sector rotation can have tremendous effects on Real Estate Securities. These occurrences provided fertile ground for outperformance of this sector in 2000.

The best performing sectors were those exhibiting extremely discounted valuations at the beginning of the year, including hotel companies (up approximately 60 percent) and homebuilders (up approximately 75 percent). The sector providing the most consistent performance was the apartment sector (up
35 percent) due to strong rental growth and solid supply/ demand fundamentals. Perhaps the characteristic that enhanced our performance the most was our investment in companies that are active in markets with limited abilities to add new supply. Examples include Essex Property Trust, Inc. (+58 percent), Starwood Hotels and Resorts Worldwide, Inc. (up 53 percent), and Standard Pacific Corporation (+51 percent), all companies with exposure to California or the northeastern United States. High quality companies that provided high dividend income relative to the peers in their property type also performed well, for example, Summit Properties, Inc. was up 58 percent, and Innkeepers USA Trust provided a total return of 51 percent.

Non-REIT (Real Estate Investment Trusts) investments hurt performance. Building materials companies suffered due to slowing construction starts and real estate technology had a tough year, even though our Portfolio holdings had favorable business models. The impact, however, was minimal due to our limited exposure to these companies. Companies with exposure to rising interest rates (net-lease companies and companies with exposure to floating rate debt) also did not fare well as the cost of capital to these companies rose. We feel, however, that our willingness to look beyond REITs, our value orientation, and our stockpicking qualities will set the stage for future strong performance.

OUTLOOK

Long term, we are convinced that real estate securities will be recognized as high quality investments as baby boomers seek income-oriented investments having underlying cashflows that are more stable and predictable. Investors will continue to be attracted to the group as current income and dividend quality continue to improve as these companies mature. The newer, public nature of the real estate market has provided discipline to developers and financiers of real estate. This rigor has resulted in a moderation in the amount of new supply that has historically crushed real estate fundamentals, resulting in a more favorable long-term view for the group. The correction in the broader equity markets has also adjusted expectations of the typical investor, making the low- to mid-teen long-term predicted returns for the real estate sector an attractive place to invest in the long run. With this, we see a continued steady flow of capital to the sector.

In 2001, we expect real estate fundamentals to remain in balance for most property types due to limited new supply. Current valuation levels still provide room for upside in price as company growth rates remain stable and the stock trades at a discount to the underlying value of the real estate assets. We are currently positioning the Portfolio for a rough landing of the domestic economy, but expect the Fed to continue lowering interest rates to stimulate the economy once again. During the quarter we will be adding to positions that should be best positioned to generate strong performance in a rebounding economy. Since our outlook provides for lower interest rates through the year, we are adding companies with business models that fare well when sales of new and existing homes are enhanced. Additions to groups such as the hotels and regional malls will be made as we see the ability to "see through the trough" of the bottoming economy.

The Real Estate Team at Advantus Capital Management thanks you for your confidence.

TEN LARGEST STOCK HOLDINGS

                                                               MARKET       % OF STOCK
COMPANY                                             SHARES      VALUE       PORTFOLIO
-------                                             ------  -------------   ----------
Equity Office Properties Trust....................  20,100  $    655,762       6.8%
Apartment Investment and Management...............   9,260       462,421       4.8%
Equity Residential Properties Trust...............   8,300       459,094       4.8%
Starwood Hotels & Resorts Worldwide, Inc..........  12,700       447,675       4.7%
ProLogis Trust....................................  17,900       398,275       4.2%
Avalonbay Communities, Inc........................   7,250       363,406       3.8%
Boston Properties, Inc............................   6,800       295,800       3.1%
Carramerica Realty Corporation....................   9,300       291,206       3.0%
Prentiss Properties Trust.........................  10,400       280,150       2.9%
BRE Properties, Inc...............................   8,400       266,175       2.8%
                                                            ------------      -----
                                                            $  3,919,964      40.9%
                                                            ============      =====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   3.6%
Capital Goods                       0.8%
Technology                          1.7%
Consumer Cyclical                   7.5%
Real Estate Investment Trust       81.7%
Real Estate                         4.7%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
     A HYPOTHETICAL $10,000 INVESTMENT IN REAL ESTATE SECURITIES PORTFOLIO, WILSHIRE ASSOCIATES REAL ESTATE SECURITIES INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
(Thousands)

              REAL ESTATE           WILSHIRE ASSOCIATES
          SECURITIES PORTFOLIO  REAL ESTATE SECURITIES INDEX    CPI
5/01/98                $10,000                       $10,000  $10,000
12/31/98                $8,510                        $8,568  $10,098
12/31/99                $8,179                        $8,294  $10,362
12/31/00               $10,274                       $10,843  $10,712

 AVERGE ANNUAL TOTAL RETURN:
One year                       25.61%
Since inception (May 1, 1998)   1.02%

On the chart above you can see how the Real Estate Securities Portfolio's total return compared to the Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Real Estate Securities Portfolio (May 1, 1998) through December 31, 2000.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Wilshire Associates Real Estate Securities Index is a market capitalization-weighted index of equity securities of issuers whose primary business is equity ownership of commercial real estate (REITS).

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company Growth, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities Portfolios of Advantus Series Fund, Inc. as of December 31, 2000, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company Growth, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities Portfolios of Advantus Series Fund, Inc. as of December 31, 2000 and the results of their operations, changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Minneapolis, Minnesota
February 9, 2001

                                                                GROWTH PORTFOLIO

                                                       INVESTMENTS IN SECURITIES
                                                               DECEMBER 31, 2000

           (Percentages of each investment category relate to total net assets.)

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
COMMON STOCK (97.0%)
  BASIC MATERIALS (2.2%)
    Chemicals (2.2%)
   161,500   Pharmacia Corporation............................           $  9,851,500
                                                                         ------------
  CAPITAL GOODS (13.4%)
    Aerospace/Defense (.9%)
    87,000   Allied Signal, Inc...............................              4,116,187
                                                                         ------------
    Electrical Equipment (10.6%)
   685,500   General Electric Company.........................             32,861,156
    68,500   Sanmina Corporation (b)..........................              5,248,812
   243,600   Solectron Corporation (b)........................              8,258,040
                                                                         ------------
                                                                           46,368,008
                                                                         ------------
    Manufacturing (1.9%)
   150,584   Tyco International, Ltd. (c).....................              8,357,412
                                                                         ------------
  COMMUNICATION SERVICES (5.8%)
    Cellular (.3%)
    31,200   Western Wireless Corporation (b).................              1,222,650
                                                                         ------------
    Telecommunication (4.9%)
   113,400   Alcatel SA ADR (c)...............................              6,343,312
    43,000   Amdocs, Ltd. (b)(c)..............................              2,848,750
   151,100   Qualcomm, Inc. (b)...............................             12,418,531
                                                                         ------------
                                                                           21,610,593
                                                                         ------------
    Telephone (.6%)
   150,100   Nextlink Communications, Inc. (b)................              2,673,656
                                                                         ------------
  CONSUMER CYCLICAL (8.8%)
    Retail (4.6%)
   142,300   Family Dollar Stores.............................              3,050,556
   193,150   Home Depot, Inc. ................................              8,824,541
    71,600   Kohls Corporation (b)............................              4,367,600
    74,500   Wal-Mart Stores, Inc.............................              3,957,812
                                                                         ------------
                                                                           20,200,509
                                                                         ------------
    Service (4.2%)
    57,500   Convergys Corporation (b)........................              2,605,469
    94,600   Omnicom Group....................................              7,839,975
   146,300   TMP Worldwide, Inc. (b)..........................              8,046,500
                                                                         ------------
                                                                           18,491,944
                                                                         ------------
  CONSUMER STAPLES (5.7%)
    Entertainment (1.3%)
   105,700   Time Warner, Inc.................................              5,521,768
                                                                         ------------
    Retail (1.2%)
    81,800   Safeway, Inc. (b)................................              5,112,500
                                                                         ------------
    Service (3.2%)
   174,100   Automatic Data Processing, Inc...................             11,022,706
    66,500   Concord EFS, Inc. (b)............................              2,921,844
                                                                         ------------
                                                                           13,944,550
                                                                         ------------
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  ENERGY (1.1%)
    Oil & Gas (1.1%)
    52,775   Veritas DGC, Inc. (b)............................           $  4,617,812
                                                                         ------------
  FINANCIAL (1.9%)
    Finance-Diversified (.7%)
    47,800   Freddie Mac......................................              3,292,225
                                                                         ------------
    Investment Bankers/Brokers (1.2%)
   191,400   Charles Schwab Corporation.......................              5,430,975
                                                                         ------------
  HEALTH CARE (18.8%)
    Biotechnology (7.0%)
   137,400   Amgen, Inc. (b)..................................              8,785,012
   138,900   Genentech, Inc. (b)..............................             11,320,350
    44,500   Genzyme Surgical Products (b)....................              4,002,219
    12,400   Human Genome Sciences, Inc. (b)..................                859,475
    20,600   Idec Pharmaceuticals Corporation.................              3,904,987
    27,800   Millennium Pharmaceuticals, Inc. (b).............              1,720,125
                                                                         ------------
                                                                           30,592,168
                                                                         ------------
    Drugs (8.4%)
    45,800   Eli Lilly & Company..............................              4,262,263
   704,625   Pfizer, Inc......................................             32,412,750
                                                                         ------------
                                                                           36,675,013
                                                                         ------------
    Medical Products/Supplies (3.4%)
    95,400   Guidant Corporation (b)..........................              5,145,638
   160,800   Medtronic, Inc...................................              9,708,300
                                                                         ------------
                                                                           14,853,938
                                                                         ------------
  TECHNOLOGY (37.9%)
    Communications Equipment (1.0%)
    18,200   Brocade Communication Systems, Inc. (b)..........              1,670,988
    14,500   Corvis Corporation...............................                345,281
   166,400   McLeodUSA, Inc. (b)..............................              2,350,400
                                                                         ------------
                                                                            4,366,669
                                                                         ------------
    Computer Hardware (4.4%)
   125,600   Dell Computer Corporation (b)....................              2,190,150
   290,700   Flextronics International, Ltd. (b)(c)...........              8,284,950
    25,900   Palm, Inc. (b)...................................                733,294
   285,600   Sun Microsystems, Inc. (b).......................              7,961,100
                                                                         ------------
                                                                           19,169,494
                                                                         ------------
    Computer Networking (5.7%)
   608,700   Cisco Systems, Inc. (b)..........................             23,282,775
    14,000   Juniper Networks, Inc. (b).......................              1,764,875
                                                                         ------------
                                                                           25,047,650
                                                                         ------------

              See accompanying notes to investments in securities.

GROWTH PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  TECHNOLOGY--CONTINUED
    Computer Peripherals (3.4%)
   206,000   EMC Corporation (b)..............................           $ 13,699,000
    21,300   Network Appliance, Inc. (b)......................              1,368,192
                                                                         ------------
                                                                           15,067,192
                                                                         ------------
    Computer Services & Software (12.1%)
   330,900   America Online, Inc. (b).........................             11,515,320
    45,000   BEA Systems, Inc. (b)............................              3,029,063
    73,200   Comverse Technology, Inc. (b)....................              7,951,350
    39,600   I2 Technologies, Inc. (b)........................              2,153,250
    98,200   Manugistics Group, Inc. (b)......................              5,597,400
   191,400   Microsoft Corporation (b)........................              8,325,900
   210,100   Oracle Systems (b)...............................              6,106,031
    87,600   PE Corporation - PE Biosystems Group.............              8,239,875
                                                                         ------------
                                                                           52,918,189
                                                                         ------------
    Computer Systems (1.0%)
   136,100   Exodus Communications (b)........................              2,722,000
    41,100   Redback Networks, Inc. (b).......................              1,685,100
                                                                         ------------
                                                                            4,407,100
                                                                         ------------
    Electrical Instruments (1.7%)
   181,300   JDS Uniphase Corporation (b).....................              7,557,944
                                                                         ------------
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  TECHNOLOGY--CONTINUED
    Semiconductor Equipment (8.0%)
    47,300   Altera Corporation (b)...........................           $  1,244,581
    56,600   Analog Devices, Inc. (b).........................              2,897,213
   183,800   Intel Corporation................................              5,559,950
   134,600   Lam Research Corporation (b).....................              1,951,700
   352,900   Texas Instruments, Inc...........................             16,718,638
    44,300   Vitesse Semiconductor Corporation (b)............              2,450,344
    95,400   Xilinx, Inc. (b).................................              4,400,325
                                                                         ------------
                                                                           35,222,751
                                                                         ------------
    Service (.6%)
    36,400   Verisign, Inc. (b)...............................              2,700,425
                                                                         ------------
  UTILITIES (1.4%)
    Electric Companies (1.1%)
    89,200   AES Corporation (b)..............................              4,939,450
                                                                         ------------
    Natural Gas (.3%)
    15,500   El Paso Energy Corporation (b)...................              1,110,188
                                                                         ------------
Total common stock (cost: $354,321,084).......................            425,440,460
                                                                         ------------

SHARES
------
SHORT-TERM SECURITIES (2.2%)
 2,390,010   Federated Money Market Obligations Trust--Prime            $ 2,390,010
              Obligation Fund, current rate 6.480%....................
 7,274,761   Provident Institutional Fund--TempFund Portfolio, current    7,274,761
              rate 6.500%.............................................
    72,428   Wells Fargo & Company Cash Fund, current rate 6.480%.....       72,428
                                                                        -----------
             Total short-term securities (cost: $9,737,199)...........    9,737,199
                                                                        -----------
             Total investments in securities
              (cost: $364,058,283) (d)................................  $435,177,659
                                                                        ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 5.9% of net assets in foreign securities as of December 31, 2000.
(d) At December 31, 2000 the cost of securities for federal income tax purposes was $374,766,213. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........   $115,852,119
      Gross unrealized depreciation..........    (55,440,673)
                                                ------------
      Net unrealized appreciation............   $ 60,411,446
                                                ============

                See accompanying notes to financial statements.

                                                                  BOND PORTFOLIO

                                                       INVESTMENTS IN SECURITIES
                                                               DECEMBER 31, 2000

           (Percentages of each investment category relate to total net assets.)

                                                                                                 MARKET
PRINCIPAL                                                       COUPON    MATURITY              VALUE(A)
---------                                                       -------  ----------  ------------------------------
LONG-TERM DEBT SECURITIES (95.8%)
  GOVERNMENT OBLIGATIONS (62.5%)
    U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (58.5%)
      Federal Home Loan Bank (FHLB) (1.1%)
$2,000,000   .................................................   6.875%    07/18/02           $  2,036,542
                                                                                              ------------
      Federal Home Loan Mortgage Corporation (FHLMC) (11.9%)
   281,431   .................................................   6.500%    12/01/23                277,432
 1,350,411   .................................................   6.500%    06/01/29              1,332,308
   640,368   .................................................   6.500%    08/01/29                631,783
 2,750,000   .................................................   7.000%    07/15/05              2,886,062
 4,400,000   .................................................   7.000%    03/15/10              4,708,326
   993,373   .................................................   6.500%    07/01/29                980,056
 1,295,073   .................................................   6.500%    10/01/29              1,277,712
   999,085   .................................................   6.500%    01/01/30                985,691
   999,999   .................................................   6.500%    02/01/30                986,269
   999,230   .................................................   6.500%    11/01/30                985,510
 1,000,000   .................................................   6.500%    12/01/30                986,270
   999,901   .................................................   7.000%    11/01/30              1,001,595
 2,046,665   .................................................   7.500%    10/01/30              2,075,941
 3,237,509   .................................................   7.500%    11/01/30              3,283,818
                                                                                              ------------
                                                                                                22,398,773
                                                                                              ------------
      Federal National Mortgage Association (FNMA) (24.6%)
 2,000,000   .................................................   6.000%    05/15/08              2,007,524
   495,430   .................................................   6.000%    11/01/13                489,335
   500,000   .................................................   6.000%    05/01/14                493,446
   979,858   .................................................   6.000%    08/01/14                967,014
   496,421   .................................................   6.000%    11/01/14                489,914
   499,999   .................................................   6.000%    11/01/15                493,235
   884,997   .................................................   6.000%    09/01/28                856,801
   488,973   .................................................   6.000%    02/01/29                473,395
   497,230   .................................................   6.000%    05/01/29                481,254
 1,987,693   .................................................   6.000%    05/01/29              1,924,366
   497,166   .................................................   6.000%    09/01/29                481,192
   499,411   .................................................   6.000%    10/01/29                483,365
 6,000,000   .................................................   6.500%    08/15/04              6,155,490
   494,951   .................................................   6.500%    07/01/14                495,302
   496,172   .................................................   6.500%    09/01/14                496,178
   985,335   .................................................   6.500%    10/01/15                985,048
   640,779   .................................................   6.500%    11/01/15                640,592
   449,922   .................................................   6.500%    10/01/28                444,981
   499,472   .................................................   6.500%    07/01/29                492,626
   989,741   .................................................   6.500%    07/01/29                976,175
 3,491,052   .................................................   6.500%    01/01/30              3,443,200
 1,998,494   .................................................   6.500%    11/01/30              1,970,431
 1,800,000   (f)..............................................   6.500%    01/01/31              1,774,125
   638,377   .................................................   7.000%    06/01/29                639,910
   489,186   .................................................   7.000%    08/01/30                489,709
   898,314   .................................................   7.000%    10/01/30                899,274
   998,651   .................................................   7.000%    11/01/30                999,718
 2,000,000   .................................................   7.000%    12/01/30              2,002,138
 3,500,000   .................................................   7.250%    01/15/10              3,799,225
   999,272   .................................................   7.500%    04/01/30              1,013,254
   180,289   .................................................   7.500%    09/01/30                182,812
   999,300   .................................................   7.500%    11/01/30              1,013,282
   999,409   .................................................   7.500%    11/01/30              1,013,392

              See accompanying notes to investments in securities.

BOND PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                                 MARKET
PRINCIPAL                                                       COUPON    MATURITY              VALUE(A)
---------                                                       -------  ----------  ------------------------------
  GOVERNMENT OBLIGATIONS--CONTINUED
$1,548,693   (f)..............................................   7.500%    11/01/30           $  1,570,362
 1,400,000   (f)..............................................   7.500%    12/01/30              1,419,589
 1,550,000   (f)..............................................   7.500%    12/01/30              1,571,688
 1,700,000   (f)..............................................   6.230%    01/01/07              1,707,969
                                                                                              ------------
                                                                                                45,837,311
                                                                                              ------------
      Government National Mortgage Association (GNMA) (8.3%)
   990,192   .................................................   6.500%    11/01/28                977,566
   488,522   .................................................   7.000%    11/15/23                492,465
   293,487   .................................................   7.000%    10/15/25                295,429
   393,423   .................................................   7.000%    03/15/26                395,711
   361,779   .................................................   7.000%    05/15/26                363,883
   999,108   .................................................   7.000%    07/15/29              1,003,787
 1,000,000   .................................................   7.000%    12/15/30              1,004,506
 1,500,000   .................................................   7.098%    07/13/30              1,484,961
   425,971   .................................................   7.500%    06/15/28                433,348
 1,198,112   .................................................   7.500%    10/15/28              1,218,859
   406,445   .................................................   7.500%    08/15/29                413,422
 1,998,256   .................................................   7.500%    10/15/30              2,031,835
 2,000,000   .................................................   7.500%    10/15/30              2,033,608
   999,294   .................................................   7.500%    11/15/30              1,016,087
 2,000,000   .................................................   7.500%    11/15/30              2,033,608
   160,018   .................................................   8.000%    09/15/24                164,773
   125,931   .................................................   8.500%    10/15/22                130,578
   109,954   .................................................   8.500%    12/15/22                114,012
                                                                                              ------------
                                                                                                15,608,438
                                                                                              ------------
      U.S. Treasury (12.6%)
 6,100,000   Principal-Only Strip (e).........................   6.690%    11/15/04              5,001,567
 3,750,000   Bond.............................................   5.250%    02/15/29              3,600,585
 2,500,000   Bond.............................................   6.000%    02/15/26              2,634,132
 5,500,000   Note.............................................   5.875%    11/15/05              5,686,576
 3,500,000   Note.............................................   6.250%    07/31/02              3,550,599
 5,100,000   Principal-Only Strip (e).........................   6.174%    11/15/09              3,168,625
                                                                                              ------------
                                                                                                23,642,084
                                                                                              ------------
  OTHER GOVERNMENT OBLIGATIONS (4.0%)
 3,300,000   Government of Canada (b).........................   6.375%    11/30/04              3,370,204
 2,150,000   Ontario Province Of Canada (b)...................   7.625%    06/22/04              2,263,516
 2,000,000   Quebec Province of Canada (b)....................   5.750%    02/15/09              1,930,672
                                                                                              ------------
                                                                                                 7,564,392
                                                                                              ------------
             Total government obligations (cost: $113,478,069).....................            117,087,540
                                                                                              ------------
  CORPORATE OBLIGATIONS (33.3%)
    BASIC MATERIALS (2.5%)
      Aluminum (1.0%)
 1,800,000   Alcoa, Inc.......................................   7.375%    08/01/10              1,902,143
                                                                                              ------------
      Chemicals (1.5%)
 2,745,487   Novartis AG 144A Issue (c).......................   7.240%    01/02/16              2,832,602
                                                                                              ------------
    CAPITAL GOODS (3.1%)
      Aerospace/Defense (1.1%)
 2,000,000   Boeing Company...................................   6.350%    11/15/07              2,006,858
                                                                                              ------------
      Electrical Equipment (2.0%)
 3,500,000   Honeywell International, Inc.....................   7.500%    03/01/10              3,776,682
                                                                                              ------------

              See accompanying notes to investments in securities.

                                                                  BOND PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                                 MARKET
PRINCIPAL                                                       COUPON    MATURITY              VALUE(A)
---------                                                       -------  ----------  ------------------------------
  CORPORATE OBLIGATIONS--CONTINUED
    CONSUMER STAPLES (1.2%)
      Household Products (1.2%)
$2,250,000   Procter & Gamble Company.........................   6.600%    12/15/04           $  2,311,121
                                                                                              ------------
    ENERGY (2.4%)
      Oil (2.4%)
 2,000,000   Atlantic Richfield...............................   5.900%    04/15/09              1,932,864
 2,500,000   Conoco, Inc......................................   6.350%    04/15/09              2,485,955
                                                                                              ------------
                                                                                                 4,418,819
                                                                                              ------------
    FINANCIAL (17.7%)
      Asset-Backed Securities (.7%)
 1,350,000   First Marble Head................................   7.240%    09/20/14              1,332,841
                                                                                              ------------
      Auto Finance (1.2%)
 2,250,000   Ford Motor Credit Corporation....................   7.500%    03/15/05              2,297,027
                                                                                              ------------
      Banks (4.0%)
 2,350,000   Bank of America Corporation......................   5.875%    02/15/09              2,173,992
 3,400,000   St. George Bank Capital Note 144A                                                   3,016,783
              Issue (b)(c)....................................   8.485%    12/29/49
 2,100,000   Wells Fargo Bank NA..............................   7.550%    06/21/10              2,222,558
                                                                                              ------------
                                                                                                 7,413,333
                                                                                              ------------
      Collateralized Mortgage Obligations/Mortgage Revenue Bonds (9.3%)
   781,489   BA Mortgage Securities, Inc......................   6.500%    06/25/13                766,758
 1,089,549   Chase Mortgage Finance Corporation...............   6.500%    09/25/13              1,068,368
 1,494,972   Countrywide Funding Corporation..................   6.750%    03/25/24              1,454,219
 1,700,000   CSFB Finance Company 144A Issue (c)..............  10.000%    11/15/05              1,431,187
 1,836,829   GE Capital Mortgage Services, Inc. 144A                                             1,770,208
              Issue (d).......................................   6.500%    04/25/24
 2,116,788   GMAC Commercial Mortgage Securities, Inc. 144A                                      2,175,732
              Issue (d).......................................   7.350%    10/15/11
 1,443,548   Mellon Residential Funding.......................   6.750%    06/26/28              1,390,383
 1,102,177   Norwest Asset Securities Corporation (f).........   7.000%    06/25/12              1,107,181
 2,400,000   Park Avenue Finance Corporation 144A                                                2,496,187
              Issue (d).......................................   7.680%    05/12/07
 1,437,667   Prudential Home Mortgage Securities..............   6.050%    04/25/24              1,386,212
 2,100,000   Prudential Home Mortgage Securities 144A                                            2,079,651
              Issue (d).......................................   6.798%    04/28/24
   358,000   Wyoming Community Development Authority..........   6.850%    06/01/10                358,000
                                                                                              ------------
                                                                                                17,484,086
                                                                                              ------------
      Commercial Mortgage-Backed Securities (1.0%)
        --   Asset Securitization Corporation 144A                                               1,813,635
              Issue (d)(g)....................................   7.920%    10/13/26
                                                                                              ------------
      Investment Bankers/Brokers (1.0%)
 1,750,000   Morgan Stanley Dean Witter & Company.............   8.000%    06/15/10              1,885,142
                                                                                              ------------
      Real Estate Investment Trust (.5%)
 1,000,000   Security Capital Industrial Trust................   7.500%    02/15/14                985,890
                                                                                              ------------
    UTILITIES (6.4%)
      Electric Companies (3.4%)
 1,900,000   Florida Power & Light Company....................   6.875%    12/01/05              1,945,325
 2,250,000   Georgia Power Company............................   5.500%    12/01/05              2,157,298
 2,000,000   Hydro-Quebec (b).................................   8.000%    02/01/13              2,248,008
                                                                                              ------------
                                                                                                 6,350,631
                                                                                              ------------
      Natural Gas (2.2%)
 1,250,000   El Paso Energy Corporation.......................   6.950%    12/15/07              1,253,066
 2,880,000   Enron Corporation................................   6.725%    11/17/08              2,838,897
                                                                                              ------------
                                                                                                 4,091,963
                                                                                              ------------

              See accompanying notes to investments in securities.

BOND PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                                 MARKET
PRINCIPAL                                                       COUPON    MATURITY              VALUE(A)
---------                                                       -------  ----------  ------------------------------
  CORPORATE OBLIGATIONS--CONTINUED
      Power Products-Industrial (.8%)
$1,500,000   Xcel Energy, Inc.................................   7.000%    12/01/10           $  1,487,408
                                                                                              ------------
             Total corporate obligations (cost: $62,142,231).......................             62,390,181
                                                                                              ------------
             Total long-term debt securities (cost: $175,620,300)..................            179,477,721
                                                                                              ------------

SHARES
------
PREFERRED STOCK (2.3%)
  FINANCIAL (2.3%)
    Finance-Diversified (1.2%)
    35,000   Nationwide Health Properties, Inc. 7.68%.........    2,241,096
                                                                -----------
    Real Estate Investment Trust (1.1%)
    48,000   Duke Realty Investments, Inc. 7.99%..............    2,137,502
                                                                -----------
             Total preferred stock (cost: $5,855,725).........    4,378,598
                                                                -----------

SHARES
------
SHORT-TERM SECURITIES (3.1%)
       371,934       Federated Money Market Obligations Trust--Prime Obligation             371,934
                      Fund, current rate 6.480%...................................
     5,407,629       Provident Institutional Fund--TempFund Portfolio, current            5,407,629
                      rate 6.500%.................................................
                                                                                    ---------------
                     Total short-term securities (cost: $5,779,563)...............        5,779,563
                                                                                    ---------------
                     Total investments in securities (cost: $187,255,588) (h).....  $   189,635,882
                                                                                    ===============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 6.9% of net assets in foreign securities as of December 31, 2000.
(c) Represents ownership in an illiquid security. (See note 9 to the financial statements.) Information concerning the illiquid securities held at December 31, 2000, which includes acquisition date and cost, is as follows:

                                                ACQUISITION
    SECURITY:                                      DATE         COST
    ---------                                   -----------  ----------
    CSFB Finance Company 144A Issue*..........    various    $1,598,063
    Novartis AG 144A Issue*...................   12/24/96     2,745,487
    St. George Bank Capital Note 144A             6/12/97     3,400,000
     Issue*...................................
                                                             ----------
                                                             $7,743,550
                                                             ==========
    *A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities
     Act of 1933.

(d) Long term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933 as amended, and may be sold to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the board of directors.
(e) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(f) At December 31, 2000 the total cost of investments purchased on a when-issued or forward commitment basis is $9,134,636.
(g) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(h) At December 31, 2000 the cost of securities for federal income tax purposes was $187,540,852. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........  $4,628,792
      Gross unrealized depreciation..........  (2,533,762)
                                               ----------
      Net unrealized appreciation............  $2,095,030
                                               ==========

                See accompanying notes to financial statements.

                                                          MONEY MARKET PORTFOLIO

                                                       INVESTMENTS IN SECURITIES
                                                               DECEMBER 31, 2000

           (Percentages of each investment category relate to total net assets.)

                                                                                                MARKET
PRINCIPAL                                                        RATE    MATURITY              VALUE(A)
---------                                                       ------  ----------  ------------------------------
COMMERCIAL PAPER (92.7%)
  BASIC MATERIALS (24.3%)
    Agriculture Products (4.7%)
$8,820,000   Archer-Daniels-Midland Company...................  6.766%    03/14/01           $  8,703,816
                                                                                             ------------
    Chemicals (15.0%)
 9,000,000   EI Dupont De Nemours & Company...................  6.680%    01/11/01              8,983,559
 1,000,000   Monsanto (c).....................................  6.757%    01/30/01                994,660
 4,630,000   Monsanto (c).....................................  6.707%    02/06/01              4,599,573
 3,895,000   Monsanto (c).....................................  6.688%    03/09/01              3,847,763
 2,528,000   PPG Industries, Inc..............................  6.682%    01/05/01              2,526,150
 4,000,000   PPG Industries, Inc..............................  6.680%    01/12/01              3,991,964
 2,680,000   PPG Industries, Inc..............................  6.654%    01/26/01              2,667,841
                                                                                             ------------
                                                                                               27,611,510
                                                                                             ------------
    Paper and Forest (4.6%)
 8,445,000   Kimberly-Clark Corporation (c)...................  6.713%    01/26/01              8,406,345
                                                                                             ------------
  COMMUNICATION SERVICES (13.1%)
    Telephone (13.1%)
 3,075,000   AT&T Corporation.................................  6.783%    01/10/01              3,069,865
 1,045,000   AT&T Corporation.................................  6.805%    01/12/01              1,042,861
 4,800,000   AT&T Corporation.................................  6.782%    02/27/01              4,749,692
 3,600,000   Bellsouth Telecommunications, Inc................  6.663%    01/04/01              3,598,030
 4,100,000   SBC Communications, Inc..........................  6.693%    01/25/01              4,082,035
 4,000,000   Verizon Network Funding..........................  6.730%    01/29/01              3,979,454
 1,210,000   Verizon Network Funding..........................  6.522%    03/20/01              1,193,367
 2,480,000   Verizon Network Funding..........................  6.523%    03/21/01              2,445,472
                                                                                             ------------
                                                                                               24,160,776
                                                                                             ------------
  CONSUMER CYCLICAL (10.3%)
    Hardware and Tools (.9%)
 1,700,000   The Stanley Works................................  6.729%    01/05/01              1,698,747
                                                                                             ------------
    Publishing (9.4%)
 4,600,000   Gannett Company, Inc. (c)........................  6.715%    01/19/01              4,584,818
 4,000,000   Gannett Company, Inc. (c)........................  6.687%    01/29/01              3,979,586
 4,015,000   McGraw-Hill Companies, Inc.......................  6.702%    01/16/01              4,003,973
 5,000,000   McGraw-Hill Companies, Inc.......................  6.415%    06/27/01              4,849,142
                                                                                             ------------
                                                                                               17,417,519
                                                                                             ------------
  CONSUMER STAPLES (14.4%)
    Beverage (4.6%)
 5,000,000   Anheuser-Busch Companies, Inc....................  6.629%    02/09/01              4,964,832
 3,500,000   The Coca-Cola Company............................  6.697%    01/18/01              3,489,118
                                                                                             ------------
                                                                                                8,453,950
                                                                                             ------------
    Entertainment (4.9%)
 2,500,000   The Walt Disney Company..........................  6.653%    02/23/01              2,476,081
 5,140,000   The Walt Disney Company..........................  6.465%    05/18/01              5,018,221
 1,550,000   The Walt Disney Company..........................  6.237%    06/15/01              1,507,496
                                                                                             ------------
                                                                                                9,001,798
                                                                                             ------------
    Food (4.9%)
 9,185,000   H.J. Heinz Company...............................  6.713%    02/06/01              9,124,590
                                                                                             ------------

              See accompanying notes to investments in securities.

MONEY MARKET PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                                MARKET
PRINCIPAL                                                        RATE    MATURITY              VALUE(A)
---------                                                       ------  ----------  ------------------------------
  FINANCIAL (20.2%)
    Auto Finance (7.7%)
$8,100,000   Ford Motor Credit Corporation....................  6.729%    01/17/01           $  8,076,177
 1,100,000   General Motors Acceptance Corporation............  6.761%    01/04/01              1,099,389
 5,080,000   General Motors Acceptance Corporation............  6.768%    02/05/01              5,047,736
                                                                                             ------------
                                                                                               14,223,302
                                                                                             ------------
    Commercial Finance (5.0%)
 9,175,000   General Electric Capital Corporation.............  6.814%    01/16/01              9,149,379
                                                                                             ------------
    Consumer Finance (7.5%)
 5,000,000   American General Finance Corporation.............  6.087%    09/14/01              4,793,551
 3,000,000   Associates Corporation...........................  6.769%    01/19/01              2,990,019
 6,010,000   Associates Corporation...........................  6.758%    01/26/01              5,982,309
                                                                                             ------------
                                                                                               13,765,879
                                                                                             ------------
  HEALTH CARE (1.1%)
    Drugs (1.1%)
 2,000,000   American Home Products Corporation (c)...........  6.664%    02/09/01              1,985,859
                                                                                             ------------
  TECHNOLOGY (3.3%)
    Communications Equipment (3.3%)
 3,295,000   Motorola, Inc....................................  6.693%    03/26/01              3,245,019
 2,915,000   Motorola, Inc....................................  6.436%    06/15/01              2,832,584
                                                                                             ------------
                                                                                                6,077,603
                                                                                             ------------
  UTILITIES (6.0%)
    Electric Companies (2.2%)
 4,000,000   Potomac Electric Power Company...................  6.692%    01/17/01              3,988,300
                                                                                             ------------
    Natural Gas (3.8%)
 7,000,000   Nicor, Inc.......................................  6.704%    01/25/01              6,969,277
                                                                                             ------------
             Total commercial paper (cost: $170,738,650)..........................            170,738,650
                                                                                             ------------

SHARES
------
MONEY MARKET FUND (7.5%)
 7,351,086   Federated Investors Prime Obligation Fund,           7,351,086
              current rate 6.480%.............................
 6,348,177   Provident Institutional Fund--TempFund Portfolio,    6,348,177
              current rate 6.500%.............................
   111,334   Wells Fargo & Company-Cash Investment Fund,            111,334
              current rate 6.480%.............................
                                                                -----------
             Total short-term securities
              (cost: $13,810,597).............................   13,810,597
                                                                -----------
             Total investments in securities
              (cost: $184,549,247) (b)........................  $184,549,247
                                                                ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at December 31, 2000.
(c) Commercial paper sold within terms of a private placement memorandum exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board of directors.

                See accompanying notes to financial statements.

                                                      ASSET ALLOCATION PORTFOLIO

                                                       INVESTMENTS IN SECURITIES
                                                               DECEMBER 31, 2000

           (Percentages of each investment category relate to total net assets.)

                                                                             MARKET
SHARES                                                                      VALUE(A)
------                                                           ------------------------------
COMMON STOCK (66.0%)
  BASIC MATERIALS (1.5%)
    Chemicals (1.5%)
    154,300   Pharmacia Corporation............................           $  9,412,300
                                                                          ------------
  CAPITAL GOODS (7.5%)
    Aerospace/Defense (.6%)
     83,600   Allied Signal, Inc...............................              3,955,325
                                                                          ------------
    Electrical Equipment (5.6%)
    479,956   General Electric Company.........................             23,007,891
     63,500   Sanmina Corporation (b)..........................              4,865,687
    234,800   Solectron Corporation (b)........................              7,959,720
                                                                          ------------
                                                                            35,833,298
                                                                          ------------
    Manufacturing (1.3%)
     13,300   St. Joe Company..................................                292,600
    144,596   Tyco International, Ltd. (c).....................              8,025,078
                                                                          ------------
                                                                             8,317,678
                                                                          ------------
  COMMUNICATION SERVICES (3.9%)
    Cellular (.2%)
     30,400   Western Wireless Corporation (b).................              1,191,300
                                                                          ------------
    Telecommunication (3.3%)
    110,300   Alcatel SA ADR (c)...............................              6,169,906
     41,400   Amdocs, Ltd. (b)(c)..............................              2,742,750
    144,400   Qualcomm, Inc. (b)...............................             11,867,875
                                                                          ------------
                                                                            20,780,531
                                                                          ------------
    Telephone (.4%)
    140,500   Nextlink Communications, Inc. (b)................              2,502,656
                                                                          ------------
  CONSUMER CYCLICAL (6.2%)
    Building Materials ( -- )
      3,700   Centex Corporation...............................                138,981
     14,200   Hovnanian Enterprises, Inc. (b)..................                133,125
                                                                          ------------
                                                                               272,106
                                                                          ------------
    Lodging-Hotel (.4%)
     10,100   Extended Stay America, Inc. (b)..................                129,785
     23,600   Host Marriott Corporation........................                305,325
     50,100   Starwood Hotels & Resorts Worldwide, Inc.........              1,766,025
                                                                          ------------
                                                                             2,201,135
                                                                          ------------
    Retail (3.0%)
    137,000   Family Dollar Stores.............................              2,936,937
    188,050   Home Depot, Inc..................................              8,591,534
     69,500   Kohls Corporation (b)............................              4,239,500
     68,200   Wal-Mart Stores, Inc.............................              3,623,125
                                                                          ------------
                                                                            19,391,096
                                                                          ------------
    Service (2.8%)
     55,200   Convergys Corporation (b)........................              2,501,250
     90,308   Omnicom Group....................................              7,484,275
    141,700   TMP Worldwide, Inc. (b)..........................              7,793,500
                                                                          ------------
                                                                            17,779,025
                                                                          ------------
  CONSUMER STAPLES (3.7%)
    Entertainment (.8%)
     99,900   Time Warner, Inc.................................              5,218,776
                                                                          ------------
                                                                             MARKET
SHARES                                                                      VALUE(A)
------                                                           ------------------------------
  CONSUMER STAPLES--CONTINUED
    Retail (.8%)
     78,384   Safeway, Inc. (b)................................           $  4,899,000
                                                                          ------------
    Service (2.1%)
    170,100   Automatic Data Processing, Inc...................             10,769,456
     62,400   Concord EFS, Inc. (b)............................              2,741,700
                                                                          ------------
                                                                            13,511,156
                                                                          ------------
  ENERGY (.7%)
    Oil & Gas (.7%)
     52,325   Veritas DGC, Inc. (b)............................              4,578,437
                                                                          ------------
  FINANCIAL (6.6%)
    Finance--Diversified (.5%)
     46,000   Freddie Mac......................................              3,168,250
                                                                          ------------
    Investment Bankers/Brokers (.9%)
    189,550   Charles Schwab Corporation.......................              5,378,481
      2,088   Frontline Capital Group (b)......................                 27,764
                                                                          ------------
                                                                             5,406,245
                                                                          ------------
    Real Estate (.3%)
     21,600   Boardwalk Equities, Inc. (b)(c)..................                167,400
     41,500   Brookfield Properties Corporation (c)............                731,437
     57,300   Catellus Development Corporation (b).............              1,002,750
                                                                          ------------
                                                                             1,901,587
                                                                          ------------
    Real Estate Investment Trust (4.9%)
     17,300   Alexandria Real Estate Equities..................                643,344
     42,900   AMB Property Corporation.........................              1,107,356
     32,400   Apartment Investment & Management Company........              1,617,975
     29,100   Archstone Communities Trust......................                749,325
     30,500   Arden Realty, Inc................................                766,312
     26,100   Avalonbay Communities, Inc. .....................              1,308,262
     29,800   Boston Properties, Inc...........................              1,296,300
     17,600   Brandywine Realty Trust..........................                364,100
     30,600   BRE Properties, Inc..............................                969,637
     24,500   Cabot Industrial Trust...........................                470,094
     38,700   Carramerica Realty Corporation...................              1,211,794
     24,200   CBL & Associates Properties, Inc.................                612,562
     28,200   Corporate Office Properties Trust................                280,237
     81,600   Equity Office Properties Trust...................              2,662,200
     28,900   Equity Residential Properties Trust..............              1,598,531
      7,600   Essex Property Trust, Inc........................                416,100
      8,100   Highwoods Properties, Inc........................                201,487
     82,100   Innkeepers USA Trust.............................                908,231
     28,800   Kilroy Realty Corporation........................                822,600
     17,800   Kimco Realty Corporation.........................                786,537
     20,200   LaSalle Hotel Properties.........................                306,788
     24,900   Liberty Property Trust...........................                711,206
     32,300   Mission West Properties, Inc.....................                448,163
     35,000   P.S. Business Parks, Inc.........................                973,000
     27,400   Pan Pacific Retail Properties, Inc. .............                611,363

              See accompanying notes to investments in securities.

ASSET ALLOCATION PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                             MARKET
SHARES                                                                      VALUE(A)
------                                                           ------------------------------
  FINANCIAL--CONTINUED
     22,500   Parkway Properties, Inc..........................           $    667,969
     21,800   Philips International Realty Corporation.........                 88,563
     16,100   Post Properties, Inc.............................                604,756
     35,200   Prentiss Properties Trust........................                948,200
     70,800   ProLogis.........................................              1,575,300
     19,100   Reckson Associates Realty Corporation............                478,694
      7,379   Reckson Associates Realty Corporation, Class B...                200,617
      7,300   Regency Realty Corporation.......................                172,919
     33,000   Security Capital Industrial Trust (b)............                662,063
     40,900   SL Green Realty Corporation......................              1,145,200
     20,400   Spieker Properties, Inc..........................              1,022,550
     31,000   Summit Properties, Inc...........................                806,000
     34,600   Trizec Hahn Corporation (c)......................                523,325
     21,000   Vornado Realty Trust.............................                804,563
                                                                          ------------
                                                                            31,544,223
                                                                          ------------
  HEALTH CARE (12.5%)
    Biotechnology (4.6%)
    135,700   Amgen, Inc. (b)..................................              8,676,319
    133,600   Genentech, Inc. (b)..............................             10,888,400
     42,700   Genzyme Surgical Products (b)....................              3,840,331
     12,000   Human Genome Sciences, Inc. (b)..................                831,750
     19,400   Idec Pharmaceuticals Corporation (b).............              3,677,513
     26,700   Millennium Pharmaceuticals, Inc. (b).............              1,652,063
                                                                          ------------
                                                                            29,566,376
                                                                          ------------
    Drugs (5.7%)
     44,100   Eli Lilly & Company..............................              4,104,056
    706,025   Pfizer, Inc......................................             32,477,150
                                                                          ------------
                                                                            36,581,206
                                                                          ------------
    Medical Products/Supplies (2.2%)
     91,800   Guidant Corporation (b)..........................              4,951,463
    154,400   Medtronic, Inc. .................................              9,321,900
                                                                          ------------
                                                                            14,273,363
                                                                          ------------
  TECHNOLOGY (22.3%)
    Communications Equipment (.6%)
     17,000   Brocade Communication Systems, Inc. (b)..........              1,560,813
     14,000   Corvis Corporation (b)...........................                333,375
    151,400   McLeodUSA, Inc. (b)..............................              2,138,525
                                                                          ------------
                                                                             4,032,713
                                                                          ------------
    Computer Hardware (2.9%)
    121,900   Dell Computer Corporation (b)....................              2,125,631
    269,200   Flextronics International, Ltd. (b)(c)...........              7,672,200
     25,100   Palm, Inc. (b)...................................                710,644
    288,500   Sun Microsystems, Inc. (b).......................              8,041,938
                                                                          ------------
                                                                            18,550,413
                                                                          ------------
                                                                             MARKET
SHARES                                                                      VALUE(A)
------                                                           ------------------------------
  TECHNOLOGY--CONTINUED
    Computer Networking (3.6%)
    556,400   Cisco Systems, Inc. (b)..........................           $ 21,282,300
     12,500   Juniper Networks, Inc. (b).......................              1,575,781
                                                                          ------------
                                                                            22,858,081
                                                                          ------------
    Computer Peripherals (2.1%)
    192,200   EMC Corporation (b)..............................             12,781,300
      9,700   Network Appliance, Inc. (b)......................                623,073
                                                                          ------------
                                                                            13,404,373
                                                                          ------------
    Computer Services & Software (5.7%)
    305,500   America Online, Inc. (b).........................             10,631,400
     43,300   BEA Systems, Inc. (b)............................              2,914,631
     71,000   Comverse Technology, Inc. (b)....................              7,712,375
     38,100   I2 Technologies, Inc. (b)........................              2,071,688
    185,800   Oracle Systems (b)...............................              5,399,813
     83,900   PE Corporation-PE Biosystems Group...............              7,891,844
                                                                          ------------
                                                                            36,621,751
                                                                          ------------
    Computer Systems (.7%)
    130,700   Exodus Communications (b)........................              2,614,000
      2,700   Hotel Reservations Network, Inc. (b).............                 76,613
     38,900   Redback Networks, Inc. (b).......................              1,594,900
                                                                          ------------
                                                                             4,285,513
                                                                          ------------
    Electrical Instruments (1.1%)
    172,400   JDS Uniphase Corporation (b).....................              7,186,925
                                                                          ------------
    Semiconductor Equipment (5.2%)
     45,800   Altera Corporation (b)...........................              1,205,113
     55,600   Analog Devices, Inc. (b).........................              2,846,025
    147,400   Intel Corporation................................              4,458,850
     84,500   Lam Research Corporation (b).....................              1,225,250
    355,300   Texas Instruments, Inc...........................             16,832,338
     41,300   Vitesse Semiconductor Corporation (b)............              2,284,406
     89,200   Xilinx, Inc. (b).................................              4,114,350
                                                                          ------------
                                                                            32,966,332
                                                                          ------------
    Service (.4%)
     34,300   Verisign, Inc. (b)...............................              2,544,631
                                                                          ------------
  UTILITIES (1.1%)
    Electric Companies (.9%)
    108,600   AES Corporation (b)..............................              6,013,725
                                                                          ------------
    Natural Gas (.2%)
     14,900   El Paso Energy Corporation.......................              1,067,213
                                                                          ------------
Total common stock (cost: $355,697,292)........................            421,816,739
                                                                          ------------

PREFERRED STOCK (1.2%)
  FINANCIAL (1.2%)
    Real Estate Investment Trust (1.2%)
    102,000   Duke Realty Investments, Inc.--7.99%.............              4,542,193
     47,000   Nationwide Health Properties, Inc.--7.68%........              3,009,471
                                                                          ------------
                                                                             7,551,664
                                                                          ------------
Total preferred stock (cost: $9,569,385).......................              7,551,664
                                                                          ------------

              See accompanying notes to investments in securities.

                                                      ASSET ALLOCATION PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                                MARKET
PRINCIPAL                                                       COUPON   MATURITY              VALUE(A)
---------                                                       ------  ----------  ------------------------------
LONG-TERM DEBT SECURITIES (29.1%)
  GOVERNMENT OBLIGATIONS (15.8%)
    Federal Home Loan Mortgage Corporation (FHLMC) (1.1%)
$  847,052   .................................................  6.500%    12/01/23           $    835,017
 1,360,842   .................................................  6.500%    02/01/29              1,343,980
 3,999,376   .................................................  6.500%    06/01/29              3,945,761
   937,444   .................................................  7.500%    10/01/30                950,853
                                                                                             ------------
                                                                                                7,075,611
                                                                                             ------------
    Federal National Mortgage Association (FNMA) (7.3%)
 1,700,000   (h)..............................................  6.230%    01/01/07              1,707,969
 3,650,000   .................................................  6.875%    07/18/02              3,716,689
 1,000,000   .................................................  7.000%    07/15/05              1,049,477
 5,650,000   .................................................  7.000%    03/15/10              6,045,918
   884,997   .................................................  6.000%    09/01/28                856,801
   918,972   .................................................  6.000%    01/01/29                889,693
   563,058   .................................................  6.000%    02/01/29                545,119
 1,579,648   .................................................  6.000%    04/01/29              1,528,894
   690,186   .................................................  6.000%    05/01/29                668,010
 5,200,000   .................................................  6.500%    08/15/04              5,334,758
 2,711,975   .................................................  6.500%    10/01/28              2,682,192
   756,894   .................................................  6.500%    11/01/28                747,243
   777,788   .................................................  6.500%    12/01/28                767,870
 2,263,138   .................................................  6.500%    02/01/29              2,238,284
 1,307,016   .................................................  6.500%    02/01/29              1,290,350
   998,003   .................................................  6.500%    10/01/30                983,989
   454,944   .................................................  7.000%    08/01/29                455,614
 2,834,658   .................................................  7.000%    10/01/29              2,838,833
 2,500,000   .................................................  7.125%    02/15/05              2,625,795
 3,100,000   .................................................  7.250%    01/15/10              3,365,028
   996,268   .................................................  7.500%    09/01/30              1,010,207
 1,740,531   (h)..............................................  7.500%    11/01/30              1,764,884
 2,027,000   (h)..............................................  7.500%    12/01/30              2,055,362
 1,742,000   (h)..............................................  7.500%    12/01/30              1,766,374
                                                                                             ------------
                                                                                               46,935,353
                                                                                             ------------
    Government National Mortgage Association (GNMA) (3.3%)
   740,440   .................................................  6.000%    08/15/28                719,579
 2,890,550   .................................................  6.500%    04/15/29              2,860,728
 2,702,448   .................................................  7.000%    05/15/26              2,718,163
   827,484   .................................................  7.000%    06/15/28                831,539
 1,667,598   .................................................  7.000%    07/15/28              1,675,771
 1,633,292   .................................................  7.000%    12/15/28              1,641,297
 2,194,168   .................................................  7.000%    01/15/29              2,204,444
   444,089   .................................................  7.000%    01/15/29                446,169
 1,127,409   .................................................  7.000%    01/15/29              1,132,689
   309,095   .................................................  7.000%    01/15/29                310,542
 2,652,755   .................................................  7.000%    02/15/29              2,665,178
   463,655   .................................................  7.000%    05/15/29                465,826
    35,139   .................................................  7.500%    06/20/02                 35,021
    21,248   .................................................  7.500%    07/20/02                 21,177
   315,859   .................................................  7.500%    05/15/24                322,550
   546,327   .................................................  7.500%    06/15/28                555,788
   872,230   .................................................  7.500%    09/15/28                887,335
   332,730   .................................................  7.500%    10/15/28                338,492

              See accompanying notes to investments in securities.

ASSET ALLOCATION PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                                MARKET
PRINCIPAL                                                       COUPON   MATURITY              VALUE(A)
---------                                                       ------  ----------  ------------------------------
  GOVERNMENT OBLIGATIONS--CONTINUED
$1,392,858   .................................................  7.500%    09/15/29           $  1,416,766
                                                                                             ------------
                                                                                               21,249,054
                                                                                             ------------
    Other Government Obligations (1.1%)
 3,950,000   Government of Canada (c).........................  6.375%    11/30/04              4,034,032
 2,150,000   Quebec Province of Canada (c)....................  5.750%    02/15/09              2,075,472
   973,812   U.S. Department of Veteran Affairs...............  8.293%    12/15/26              1,015,003
                                                                                             ------------
                                                                                                7,124,507
                                                                                             ------------
    State and Local Government Obligations (.1%)
   895,000   Wyoming Community Development Authority..........  6.850%    06/01/10                895,000
                                                                                             ------------
    U.S. Treasury (2.9%)
 2,400,000   Principal-Only Strip (g).........................  5.854%    11/15/04              1,967,830
 1,000,000   Bond.............................................  5.250%    02/15/29                960,156
 1,500,000   Bond.............................................  5.875%    11/15/04              1,539,111
 6,300,000   Bond.............................................  6.000%    02/15/26              6,638,014
 2,500,000   Note.............................................  5.750%    08/15/10              2,620,117
 1,500,000   Note.............................................  6.250%    07/31/02              1,521,685
 5,150,000   Principal-Only Strip (g).........................  6.118%    11/15/09              3,199,690
                                                                                             ------------
                                                                                               18,446,603
                                                                                             ------------
             Total government obligations (cost: $102,679,975)....................            101,726,128
                                                                                             ------------
  CORPORATE OBLIGATIONS (13.3%)
    BASIC MATERIALS (1.2%)
      Aluminum (.4%)
 2,350,000   Alcoa, Inc.......................................  7.375%    08/01/10              2,483,353
                                                                                             ------------
      Chemicals (.8%)
 4,941,877   Novartis AG 144A Issue (d).......................  7.240%    01/02/16              5,098,683
                                                                                             ------------
    CAPITAL GOODS (1.5%)
      Aerospace/Defense (1.1%)
 2,450,000   Boeing Company...................................  6.350%    11/15/07              2,458,401
 4,250,000   United Technologies Corporation..................  6.625%    11/15/04              4,331,613
                                                                                             ------------
                                                                                                6,790,014
                                                                                             ------------
      Electrical Equipment (.4%)
 2,500,000   Honeywell International, Inc.....................  7.500%    03/01/10              2,697,630
                                                                                             ------------
    CONSUMER CYCLICAL ( -- )
      Auto ( -- )
 1,000,000   Federal Mogul Corporation........................  7.500%    07/01/04                160,000
                                                                                             ------------
    CONSUMER STAPLES (.4%)
      Household Products (.4%)
 2,500,000   Procter & Gamble Company.........................  6.600%    12/15/04              2,567,913
                                                                                             ------------
    ENERGY (.4%)
      Oil (.4%)
 2,400,000   Atlantic Richfield...............................  5.900%    04/15/09              2,319,437
                                                                                             ------------
    FINANCIAL (8.0%)
      Auto Finance (.4%)
 2,250,000   Ford Motor Credit Corporation....................  7.500%    03/15/05              2,297,027
                                                                                             ------------
      Banks (1.0%)
 4,200,000   St. George Bank Capital Note 144A                                                  3,726,614
              Issue (c)(d)....................................  8.485%    12/29/49
 2,500,000   Wells Fargo Bank NA..............................  7.550%    06/21/10              2,645,903
                                                                                             ------------
                                                                                                6,372,517
                                                                                             ------------

              See accompanying notes to investments in securities.

                                                      ASSET ALLOCATION PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                                MARKET
PRINCIPAL                                                       COUPON   MATURITY              VALUE(A)
---------                                                       ------  ----------  ------------------------------
  CORPORATE OBLIGATIONS--CONTINUED
      Commercial Mortgage-Backed Securities (2.8%)
$       --   Asset Securitization Corporation (f).............  8.690%    08/13/29           $  1,955,280
 2,767,018   Chase Mortgage Finance Corporation...............  6.750%    02/25/25              2,718,153
 1,829,875   CitiCorporation Mortgage Securities, Inc.........  6.500%    10/25/23              1,786,251
 2,850,000   First Union Corporation..........................  6.650%    12/18/07              2,905,019
 1,000,000   Nomura Asset Securites Corporation...............  7.428%    04/13/36              1,040,145
 3,236,396   Park Avenue Finance Corporation 144A                                               3,371,506
              Issue (e).......................................  7.580%    05/12/07
 3,945,790   Rosewood Care Centers Capital Funding............  7.250%    11/01/13              4,077,935
                                                                                             ------------
                                                                                               17,854,289
                                                                                             ------------
      Insurance (.1%)
 1,500,000   Conseco Financing Trust II.......................  8.700%    11/15/26                570,000
                                                                                             ------------
      Investment Bankers/Brokers (.4%)
 2,250,000   Morgan Stanley Dean Witter & Company.............  8.000%    06/15/10              2,423,754
                                                                                             ------------
      Mortgage Revenue Bonds (.2%)
 1,016,534   American Housing Trust...........................  8.125%    06/25/18              1,025,054
                                                                                             ------------
      Real Estate Investment Trust (.2%)
 1,500,000   Security Capital Industrial Trust................  7.500%    02/15/14              1,478,835
                                                                                             ------------
      Whole Loan Mortgage-Backed (2.9%)
   671,777   Banco Hipotecario Nacional 144A Issue (c)(d).....  7.916%    07/25/09                610,974
 3,240,252   Banco Hipotecario Nacional 144A Issue (c)(d).....  8.000%    03/31/11              2,978,829
   938,239   Paine Webber Mortgage Acceptance Corporation.....  6.937%    02/25/24                918,414
 2,779,828   Paine Webber Mortgage Acceptance Corporation.....  7.000%    10/25/23              2,777,187
 5,585,521   Prudential Home Mortgage Securities..............  6.500%    10/25/23              5,502,967
 2,375,000   Prudential Home Mortgage Securities 144A                                           2,351,986
              Issue (e).......................................  6.798%    04/28/24
 3,222,146   Residential Funding Mortgage Securities..........  7.000%    10/25/23              3,192,566
                                                                                             ------------
                                                                                               18,332,923
                                                                                             ------------
    UTILITIES (1.8%)
      Electric Companies (.8%)
 2,500,000   Georgia Power Company............................  5.500%    12/01/05              2,396,998
 2,200,000   Hydro-Quebec (c).................................  8.000%    02/01/13              2,472,809
                                                                                             ------------
                                                                                                4,869,807
                                                                                             ------------
      Natural Gas (.7%)
 1,250,000   El Paso Energy Corporation.......................  6.950%    12/15/07              1,253,066
 3,615,000   Enron Corporation................................  6.725%    11/17/08              3,563,407
                                                                                             ------------
                                                                                                4,816,473
                                                                                             ------------
      Power Products--Industrial (.3%)
 2,250,000   Xcel Energy, Inc.................................  7.000%    12/01/10              2,231,111
                                                                                             ------------
             Total corporate obligations (cost: $81,696,599)......................             84,388,820
                                                                                             ------------
             Total long-term debt securities (cost: $184,376,574).................            186,114,948
                                                                                             ------------

SHARES
------
SHORT-TERM SECURITIES (2.9%)
    117,912   Federated Money Market Obligations Trust--Prime                117,912
               Obligation Fund, current rate 6.480%....................
 17,991,516   Provident Institutional Fund--TempFund Portfolio, current   17,991,516
               rate 6.500%.............................................
     50,312   Wells Fargo & Company--Cash Investment Fund, current rate       50,312
               6.480%..................................................
                                                                         -----------
              Total short-term securities (cost: $18,159,740)..........   18,159,740
                                                                         -----------
              Total investments in securities
               (cost: $567,802,991) (i)................................  $633,643,091
                                                                         ===========

              See accompanying notes to investments in securities.

ASSET ALLOCATION PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 8.4% of net assets in foreign securities as of December 31, 2000.
(d) Represents ownership in an illiquid security. (See note 9 to the financial statements.) Information concerning the illiquid securities held at December 31, 2000, which includes acquisition date and cost, is as follows:

                                                ACQUISITION
    SECURITY:                                      DATE         COST
    ---------                                   -----------  -----------
    Banco Hipotecario Nacional 144A Issue*....    various    $   609,637
    Banco Hipotecario Nacional 144A Issue*....    7/12/00      3,035,711
    Novartis AG 144A Issue*...................    various      4,975,970
    St. George Bank Capital Note 144A             various      4,171,532
     Issue*...................................
                                                             -----------
                                                             $12,792,850
                                                             ===========
    *A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities
     Act of 1933.

(e) Long term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933 as amended, and may be sold to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the board of directors.
(f) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(g) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(h) At December 31, 2000 the total cost of investments issued on a when-issued or forward commitment basis is $7,304,626.
(i) At December 31, 2000 the cost of securities for federal income tax purposes was $583,539,770. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation............................   $110,511,734
      Gross unrealized depreciation............................    (60,408,413)
                                                                  ------------
      Net unrealized appreciation..............................   $ 50,103,321
                                                                  ============

                See accompanying notes to financial statements.

                                                   MORTGAGE SECURITIES PORTFOLIO

                                                       INVESTMENTS IN SECURITIES
                                                               DECEMBER 31, 2000

           (Percentages of each investment category relate to total net assets.)

                                                                                                 MARKET
PRINCIPAL                                                       COUPON    MATURITY              VALUE(A)
---------                                                       -------  ----------  ------------------------------
LONG-TERM DEBT SECURITIES (97.2%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (22.0%)
    Federal Home Loan Mortgage Corporation (FHLMC) (2.3%)
$1,271,957   .................................................   6.500%    12/01/23           $  1,253,885
 2,164,858   .................................................   7.000%    06/01/30              2,168,526
                                                                                              ------------
                                                                                                 3,422,411
                                                                                              ------------
    Federal National Mortgage Association (FNMA) (8.1%)
   266,925   .................................................   6.500%    02/01/17                263,390
   841,044   .................................................   6.500%    03/01/17                829,981
 1,283,215   .................................................   6.500%    05/01/28              1,266,853
 1,377,724   .................................................   6.500%    09/01/28              1,360,157
 1,285,416   .................................................   6.500%    09/01/28              1,269,026
 1,207,911   .................................................   6.500%    07/01/29              1,191,354
 1,177,337   .................................................   6.500%    08/01/29              1,161,199
   563,098   .................................................   6.500%    09/01/29                555,379
 1,664,390   .................................................   7.000%    02/01/29              1,670,996
 1,000,000   .................................................   7.000%    12/01/30              1,001,069
   579,511   (g)..............................................   7.500%    11/01/30                587,619
   485,000   (g)..............................................   7.500%    12/01/30                491,786
   585,000   (g)..............................................   7.500%    12/01/30                593,185
     7,003   .................................................   8.000%    05/01/22                  7,235
                                                                                              ------------
                                                                                                12,249,229
                                                                                              ------------
    Government National Mortgage Association (GNMA) (9.7%)
 1,604,084   .................................................   4.000%    10/20/25              1,526,880
 1,036,114   .................................................   6.500%    03/15/29              1,025,424
 1,169,192   .................................................   7.000%    03/15/29              1,174,667
   921,072   .................................................   7.000%    04/15/29                925,385
 2,500,000   .................................................   7.000%    11/15/30              2,511,265
 2,000,000   .................................................   7.098%    07/13/30              1,979,948
 2,860,828   .................................................   7.500%    09/15/29              2,909,934
 2,585,132   .................................................   7.500%    12/15/29              2,629,506
     1,805   .................................................   8.500%    03/15/22                  1,871
                                                                                              ------------
                                                                                                14,684,880
                                                                                              ------------
    Other Agency Obligations (1.1%)
 1,641,950   Pleasant Hill California.........................   7.950%    09/20/15              1,726,247
                                                                                              ------------
    Vendee Mortgage Trust (.8%)
 1,195,932   Vendee Mortgage Trust Participation                                                 1,231,053
              Certificates (b)................................   7.793%    02/15/25
                                                                                              ------------
             Total U.S. government and agencies obligations (cost: $33,276,497)....             33,313,820
                                                                                              ------------
  CORPORATE OBLIGATIONS (.7%)
 1,000,000   Security Capital Industrial Trust................   7.500%    02/15/14                985,890
                                                                                              ------------
             Total corporate obligations (cost: $991,181)..........................                985,890
                                                                                              ------------
  OTHER MORTGAGE-BACKED SECURITIES (74.5%)
    Non-Agency Commercial Mortgage-Backed Securities (19.3%)
        --   Asset Securitization Corporation (e).............   8.690%    08/13/29              1,921,694
        --   Asset Securitization Corporation 144A                                                 971,722
              Issue (d)(e)....................................   7.920%    10/13/26
        --   Asset Securitization Corporation 144A                                               1,734,434
              Issue (d)(e)....................................   8.730%    08/13/29
 1,275,000   Covance, Inc.....................................   6.250%    12/01/22              1,266,228
 4,836,000   FFCA Secured Lending Corporation 144A                                               4,933,455
              Issue (d).......................................   8.910%    06/25/14
 4,150,000   Fortress CBO Investments I, Limited 144A                                            4,084,015
              Issue (c).......................................   7.850%    07/25/38
 3,250,000   Nomura Asset Securites Corporation...............   7.428%    04/13/36              3,380,471
 5,350,000   Park Avenue Finance Corporation 144A                                                5,564,417
              Issue (d).......................................   7.680%    05/12/07

              See accompanying notes to investments in securities.

MORTGAGE SECURITIES PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                                 MARKET
PRINCIPAL                                                       COUPON    MATURITY              VALUE(A)
---------                                                       -------  ----------  ------------------------------
  OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
$   63,836   Rosewood Care Centers Capital Funding............   7.250%    11/01/13           $     65,974
 3,542,657   Securitized Asset Sales, Inc. 144A Issue (d).....   6.808%    11/28/23              3,354,010
 2,000,000   Team Fleet Financing 144A Issue (d)..............   7.800%    05/15/03              1,908,556
                                                                                              ------------
                                                                                                29,184,976
                                                                                              ------------
    Non-Agency Sub-Prime Residential Mortgage-Backed Securities (3.6%)
 2,301,112   Banco Hipotecario Nacional 144A Issue (c)(f).....   7.540%    05/31/17              2,039,844
 1,226,705   Banco Hipotecario Nacional 144A Issue (c)(f).....   7.916%    07/25/09              1,115,676
   313,348   Black Diamond Mortgage Trust 144A Issue (d)......   6.770%    01/29/13                305,953
 1,398,462   Black Diamond Mortgage Trust 144A Issue (c)......   6.770%    01/29/13              1,347,865
   767,620   Black Diamond Mortgage Trust 144A Issue (c)......   6.770%    01/29/13                638,307
                                                                                              ------------
                                                                                                 5,447,645
                                                                                              ------------
    Non-Agency Prime Residential Mortgage-Backed Securities (51.6%)
    53,510   Bank of America Corporation......................   8.375%    05/01/07                 53,261
 3,028,097   Bear Stearns Mortgage Securities, Inc............   6.750%    04/30/30              2,985,886
 1,228,930   Bear Stearns Mortgage Securities, Inc............   8.000%    11/25/29              1,194,975
 3,151,777   Bear Stearns Structured Products, Inc. 144A                                         2,968,911
              Issue (d).......................................   6.351%    11/30/13
   549,629   Chase Mortgage Finance Corporation...............   6.500%    09/25/13                538,944
 2,618,977   Chase Mortgage Finance Corporation...............   6.750%    03/25/25              2,552,684
 1,055,577   Chase Mortgage Finance Corporation (c)...........   6.966%    08/28/24              1,017,577
 1,484,456   Chase Mortgage Finance Corporation 144A                                             1,445,475
              Issue (d).......................................   6.636%    03/28/25
 1,175,574   Chase Mortgage Finance Corporation 144A                                             1,117,301
              Issue (d).......................................   6.636%    03/28/25
 2,672,021   Chase Mortgage Finance Corporation 144A                                             2,601,854
              Issue (d).......................................   6.637%    03/28/25
   908,927   Chemical Mortgage Securities.....................   7.250%    01/25/26                880,086
 2,198,394   CitiCorporation Mortgage Securities, Inc.........   6.750%    08/25/28              2,029,602
   588,410   CitiCorporation Mortgage Securities, Inc. 144A                                        564,456
              Issue (c)(g)....................................   7.250%    08/25/27
 1,203,392   Countrywide Funding Corporation..................   6.625%    02/25/24              1,163,211
 1,277,246   Countrywide Funding Corporation..................   6.625%    02/25/24              1,200,471
 1,277,544   Countrywide Funding Corporation..................   7.000%    06/25/24              1,236,382
 1,940,228   Countrywide Funding Corporation..................   7.250%    02/25/28              1,918,362
   678,486   Countrywide Home Loans 144A Issue (d)............   7.500%    03/25/27                593,316
 2,850,000   CSFB Finance Company 144A Issue (c)..............  10.000%    11/15/05              2,399,344
   898,305   CSFB Mortgage Securities 144A Issue (d)..........   7.756%    05/30/23                844,406
 1,204,707   DLJ Mortgage Acceptance Corporation 144A                                            1,121,173
              Issue (c).......................................   6.839%    09/29/23
   110,961   FBS Mortgage Corporation.........................   1.279%    03/25/08                100,110
   798,589   FBS Mortgage Corporation (c).....................   7.280%    06/25/23                767,683
 1,200,000   First Boston Mortgage Securities Corporation.....   7.554%    09/25/06              1,213,336
   796,118   First Union Corporation..........................   6.997%    09/25/26                783,249
 2,460,938   GE Capital Mortgage Services 144A Issue (d)......   6.500%    04/25/24              2,371,680
 1,791,356   GE Capital Mortgage Services, Inc................   7.000%    03/25/26              1,775,861
   864,140   GE Capital Mortgage Services, Inc. 144A                                               847,670
              Issue (d).......................................   6.000%    10/25/08
   889,238   GE Capital Mortgage Services, Inc. 144A                                               880,186
              Issue (d).......................................   6.000%    11/25/08
 1,031,987   GE Capital Mortgage Services, Inc. 144A                                               991,626
              Issue (d).......................................   6.500%    09/25/23
 1,948,363   GE Capital Mortgage Services, Inc. 144A                                             1,912,941
              Issue (d).......................................   6.500%    04/25/24
 1,728,645   GE Capital Mortgage Services, Inc. 144A                                             1,617,666
              Issue (d).......................................   6.500%    05/25/24
   946,923   International Capital Markets 144A Issue (c).....   8.250%    09/01/15                946,923
 1,394,802   Lehman Structured Securities 144A Issue (d)......   6.578%    04/28/24              1,361,048
 3,036,157   Metropolitan Asset Funding 144A Issue (d)........   6.980%    05/20/12              3,009,955
 1,995,672   Metropolitan Asset Funding 144A Issue (d)........   7.130%    06/20/12              1,911,475
 3,065,151   Morgan Stanley Capital Markets 144A Issue (d)....   6.970%    06/29/26              3,006,821
 1,983,674   Morgan Stanley Capital Markets 144A Issue (d)....   6.971%    06/29/26              1,898,693
 1,386,436   Paine Webber Mortgage Acceptance Corporation.....   6.750%    01/25/24              1,337,121
   549,176   Paine Webber Mortgage Acceptance Corporation.....   8.125%    07/25/09                550,362
 2,000,000   Paine Webber Mortgage Acceptance Corporation 144A                                   1,990,544
              Issue (d).......................................   7.655%    01/02/12
 1,614,392   Prudential Home Mortgage.........................   6.050%    04/25/24              1,556,613

              See accompanying notes to investments in securities.

                                                   MORTGAGE SECURITIES PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                                 MARKET
PRINCIPAL                                                       COUPON    MATURITY              VALUE(A)
---------                                                       -------  ----------  ------------------------------
  OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
$3,431,106   Prudential Home Mortgage.........................   6.500%    10/25/23           $  3,380,394
   259,160   Prudential Home Mortgage.........................   8.000%    09/25/22                264,935
   767,662   Prudential Home Mortgage 144A Issue (d)..........   7.900%    04/28/22                764,876
 2,306,213   Prudential Home Mortgage 144A Issue (d)..........   7.900%    04/28/22              2,318,575
 1,214,826   Prudential Home Mortgage 144A Issue (d)..........   8.000%    06/25/22              1,227,582
 1,078,463   Prudential Home Mortgage Securities 144A                                            1,031,301
              Issue (c).......................................   6.311%    08/28/09
   880,610   Prudential Home Mortgage Securities 144A                                              825,114
              Issue (d).......................................   7.250%    09/25/25
 1,353,117   Prudential Home Mortgage Securities 144A                                            1,202,244
              Issue (d).......................................   7.339%    09/28/24
   222,253   Prudential Home Mortgage Securities 144A                                              224,587
              Issue (d).......................................   7.500%    08/25/07
 1,291,951   Prudential Home Mortgage Security Company........   6.500%    02/25/24              1,252,986
   866,509   Residential Funding Mortgage Securities..........   6.500%    12/25/12                851,709
 2,872,011   Residential Funding Mortgage Securities..........   7.000%    09/25/23              2,830,999
   609,600   Wyoming Community Development Authority..........   6.850%    06/01/10                609,600
                                                                                              ------------
                                                                                                78,044,142
                                                                                              ------------
             Total other mortgage-backed securities (cost: $108,266,596)...........            112,676,763
                                                                                              ------------
             Total long-term debt securities (cost: $142,534,274)..................            146,976,473
                                                                                              ------------

SHARES
------
PREFERRED STOCK (1.1%)
  FINANCIAL (1.1%)
    Real Estate Investment Trust (1.1%)
    39,000   Duke Realty Investment, Inc. 7.99%.......................    1,736,721
                                                                        -----------
             Total preferred stock (cost: $1,958,360).................    1,736,721
                                                                        -----------
SHORT-TERM SECURITIES (1.0%)
 1,456,276   Provident Institutional Fund--TempFund Portfolio, current    1,456,276
              rate 6.500%.............................................
                                                                        -----------
             Total short-term securities (cost: $1,456,276)...........    1,456,276
                                                                        -----------
             Total investments in securities
              (cost: $145,948,910) (h)................................  $150,169,470
                                                                        ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Represents a debt security with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at December 31, 2000.
(c) Represents ownership in an illiquid security. (See note 9 to the financial statements.) Information concerning the illiquid securities held at December 31, 2000, which includes acquisition date and cost, is as follows:

                                                                           ACQUISITION
    SECURITY:                                                                 DATE         COST
    ---------                                                              -----------  -----------
    Banco Hipotecario Nacional 144A Issue*...............................    various    $ 2,076,605
    Banco Hipotecario Nacional 144A Issue*...............................    various      1,010,202
    Black Diamond Mortgage Trust 144A Issue*.............................    various        604,741
    Black Diamond Mortgage Trust 144A Issue*.............................    03/1/00      1,282,214
    Chase Mortgage Finance Corporation...................................   06/16/97      1,009,040
    CSFB Finance Company 144A Issue*.....................................   05/15/96      2,833,875
    CitiCorporation Mortgage Securities, Inc. 144A Issue*................   12/20/00        562,667
    DLJ Mortgage Acceptance Corporation 144A Issue*......................   09/06/00      1,124,048
    FBS Mortgage Corporation.............................................   06/28/00        728,712
    Fortress CBO Investments I, Limited 144A Issue*......................    various      3,798,828
    International Capital Markets 144A Issue*............................    various        915,716
    Prudential Home Mortgage Securities 144A Issue*......................   08/02/99      1,005,708
                                                                                        -----------
                                                                                        $16,952,356
                                                                                        ===========
    *A 144A Issue represents a security which has not been registered with the Securities and
     Exchange Commission under the Securities Act of 1933.

MORTGAGE SECURITIES PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

Notes to Investments in Securities-continued
----------------------------------------------
(d) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors. At December 31, 2000, these securities, represent $56,707,093, or 37.5% of net assets.
(e) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimate timing and amount of future cash flows.
(f) The Portfolio held 2.1% of net assets in foreign securities at December 31, 2000.
(g) At December 31, 2000 the total cost of investments issued on a when-issued or forward commitment basis is $2,234,601.
(h) At December 31, 2000 the cost of securities for federal income tax purposes was $146,057,877. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........  $5,739,993
      Gross unrealized depreciation..........  (1,628,400)
                                               ----------
      Net unrealized appreciation............  $4,111,593
                                               ==========

                See accompanying notes to financial statements.

                                                             INDEX 500 PORTFOLIO

                                                       INVESTMENTS IN SECURITIES
                                                               DECEMBER 31, 2000

           (Percentages of each investment category relate to total net assets.)

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
COMMON STOCK (98.4%)
  BASIC MATERIALS (3.3%)
    Agriculture Products (.1%)
    30,974   Archer-Daniels-Midland Company...................           $    464,611
                                                                         ------------
    Aluminum (.3%)
    16,383   Alcan Aluminum, Ltd. (c).........................                560,094
    42,425   Alcoa, Inc.......................................              1,421,237
                                                                         ------------
                                                                            1,981,331
                                                                         ------------
    Chemicals (1.8%)
    11,234   Air Products & Chemicals, Inc....................                460,594
    33,225   Dow Chemical Company.............................              1,216,866
    51,075   E.I. DuPont de Nemours & Company.................              2,467,561
     3,753   Eastman Chemical Company.........................                182,959
     6,273   Ecolab, Inc......................................                270,915
     6,197   Engelhard Corporation............................                126,264
     1,500   FMC Corporation (b)..............................                107,531
     2,600   Great Lakes Chemical Corporation.................                 96,687
     5,249   Hercules, Inc....................................                100,059
     4,905   International Flavors & Fragrances, Inc..........                 99,633
    63,575   Pharmacia Corporation............................              3,878,075
     8,521   PPG Industries, Inc..............................                394,629
     7,743   Praxair, Inc.....................................                343,596
    10,610   Rohm & Haas Company..............................                385,275
     3,938   Sigma-Aldrich Corporation........................                154,813
     6,583   Union Carbide Corporation........................                354,248
                                                                         ------------
                                                                           10,639,705
                                                                         ------------
    Construction ( -- )
     4,922   Vulcan Materials Company.........................                235,641
                                                                         ------------
    Iron and Steel (.1%)
     3,954   Allegheny Technologies, Inc......................                 62,770
     3,965   Nucor Corporation................................                157,361
     4,313   USX - U.S. Steel Group...........................                 77,634
     4,157   Worthington Industries, Inc......................                 33,516
                                                                         ------------
                                                                              331,281
                                                                         ------------
    Mining (.2%)
    19,387   Barrick Gold Corporation (c).....................                317,559
     7,460   Freeport-McMoRan Copper & Gold, Inc. (b).........                 63,876
    12,884   Homestake Mining Company.........................                 53,952
     8,901   Inco, Ltd. (b)(c)................................                149,181
     8,234   Newmont Mining Corporation.......................                140,493
     3,826   Phelps Dodge Corporation.........................                213,539
    16,044   Placer Dome, Inc. (c)............................                154,423
                                                                         ------------
                                                                            1,093,023
                                                                         ------------
    Paper and Forest (.8%)
     2,630   Bemis Company, Inc...............................                 88,269
     2,783   Boise Cascade Corporation........................                 93,578
    11,006   Georgia-Pacific Corporation......................                342,562
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  BASIC MATERIALS--CONTINUED
    23,684   International Paper Company......................           $    966,603
    26,364   Kimberly-Clark Corporation.......................              1,863,671
     5,050   Louisiana-Pacific Corporation....................                 51,131
     5,057   Mead Corporation.................................                158,663
     1,411   Potlatch Corporation.............................                 47,357
     2,502   Temple Inland, Inc...............................                134,170
     4,935   Westvaco Corporation.............................                144,040
    10,788   Weyerhaeuser Company.............................                547,491
     5,323   Willamette Industries, Inc.......................                249,848
                                                                         ------------
                                                                            4,687,383
                                                                         ------------
  CAPITAL GOODS (8.7%)
    Aerospace/Defense (1.7%)
     4,971   B.F. Goodrich Company............................                180,820
    43,957   Boeing Company...................................              2,901,162
     9,722   General Dynamics Corporation.....................                758,316
    39,243   Honeywell International, Inc.....................              1,856,684
    20,913   Lockheed Martin Corporation......................                709,996
     3,512   Northrop Grumman Corporation.....................                291,496
    16,657   Raytheon Company (c).............................                517,408
     9,068   Rockwell International Corporation...............                431,863
     7,026   Textron, Inc.....................................                326,709
    22,936   United Technologies Corporation..................              1,803,343
                                                                         ------------
                                                                            9,777,797
                                                                         ------------
    Containers--Metal/Glass ( -- )
     1,475   Ball Corporation.................................                 67,942
                                                                         ------------
    Electrical Equipment (4.7%)
     9,499   American Power Conversion Corporation (b)........                117,550
     4,615   Cooper Industries, Inc...........................                212,002
    20,927   Emerson Electric Company.........................              1,649,309
   485,229   General Electric Company.........................             23,260,665
     9,610   Molex, Inc.......................................                341,155
     7,417   Sanmina Corporation (b)..........................                568,328
    31,182   Solectron Corporation (b)........................              1,057,070
     8,463   Thermo Electron Corporation (b)..................                251,774
                                                                         ------------
                                                                           27,457,853
                                                                         ------------
    Engineering/Construction (.1%)
    16,936   Caterpillar, Inc.................................                801,284
                                                                         ------------
    Machinery (.2%)
     1,100   Briggs & Stratton Corporation....................                 48,812
    11,493   Deere & Company..................................                526,523
     9,949   Dover Corporation................................                403,556
     7,893   Ingersoll Rand Company...........................                330,519
                                                                         ------------
                                                                            1,309,410
                                                                         ------------
    Manufacturing (1.6%)
     5,464   Avery Dennison Corporation.......................                299,837
    14,787   Illinois Tool Works, Inc.........................                880,751

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  CAPITAL GOODS--CONTINUED
     4,260   Johnson Controls, Inc............................           $    221,520
     2,263   Millipore Corporation............................                142,569
    19,365   Minnesota Mining and Manufacturing Company.......              2,333,482
     1,925   National Service Industries, Inc.................                 49,448
     5,972   Pall Corporation.................................                127,278
     5,450   Parker Hannifin Corporation......................                240,481
     4,059   Sealed Air Corporation (b).......................                123,799
    85,945   Tyco International, Ltd. (c).....................              4,769,947
                                                                         ------------
                                                                            9,189,112
                                                                         ------------
    Metal Fabrication ( -- )
     2,925   Timken Company...................................                 44,241
                                                                         ------------
    Office Equipment (.1%)
     6,244   Lexmark International Group, Inc. (b)............                276,687
    12,506   Pitney Bowes, Inc................................                414,261
                                                                         ------------
                                                                              690,948
                                                                         ------------
    Trucks and Parts (.1%)
     2,061   Cummins Engine Company, Inc......................                 78,189
     2,867   Navistar International Corporation (b)...........                 75,080
     3,788   Paccar, Inc......................................                186,559
                                                                         ------------
                                                                              339,828
                                                                         ------------
    Waste Management (.2%)
     9,640   Allied Waste Industries (b)......................                140,383
    30,451   Waste Management, Inc............................                845,015
                                                                         ------------
                                                                              985,398
                                                                         ------------
  COMMUNICATION SERVICES (5.9%)
    Cellular (.2%)
    37,299   Nextel Communications, Inc. (b)..................                923,150
                                                                         ------------
    Telecommunication (1.8%)
    43,136   Global Crossing, Ltd. (b)(c).....................                617,384
   140,740   MCI Worldcom, Inc. (b)...........................              1,970,360
    36,500   Qualcomm, Inc. (b)...............................              2,999,844
    81,362   Qwest Communications International, Inc. (b).....              3,335,842
    43,339   Sprint Corporation...............................                880,323
    45,474   Sprint Corporation PCS (b).......................                929,375
                                                                         ------------
                                                                           10,733,128
                                                                         ------------
    Telephone (3.9%)
    15,457   Alltel Corporation...............................                965,096
   184,008   AT&T Corporation.................................              3,185,638
   133,153   Bell Atlantic Corporation........................              6,674,294
    91,811   Bellsouth Corporation............................              3,758,513
     6,885   CenturyTel, Inc..................................                246,139
   166,052   SBC Communications, Inc..........................              7,928,983
                                                                         ------------
                                                                           22,758,663
                                                                         ------------
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  CONSUMER CYCLICAL (8.1%)
    Auto (1.0%)
     3,458   Cooper Tire & Rubber Company.....................           $     36,741
     7,279   Dana Corporation.................................                111,460
     6,930   Danaher Corporation..............................                473,839
    27,431   Delphi Automotive Systems Corporation............                308,599
     3,642   Eaton Corporation................................                273,833
    92,737   Ford Motor Company...............................              2,173,523
    26,282   General Motors Corporation.......................              1,338,739
     7,659   Goodyear Tire & Rubber Company...................                176,080
    14,822   Harley-Davidson, Inc.............................                589,174
     4,288   ITT Industries, Inc..............................                166,160
     2,850   Snap-On, Inc.....................................                 79,444
     6,047   TRW, Inc.........................................                234,321
     6,393   Visteon Corporation..............................                 73,520
                                                                         ------------
                                                                            6,035,433
                                                                         ------------
    Building Materials (.2%)
     2,899   Centex Corporation...............................                108,894
     2,925   Crane Company....................................                 83,180
     2,375   Kaufman & Broad Home Corporation.................                 80,008
    22,392   Masco Corporation................................                575,194
     1,957   Pulte Corporation................................                 82,561
                                                                         ------------
                                                                              929,837
                                                                         ------------
    Distribution Durables ( -- )
     8,566   Genuine Parts Company............................                224,322
                                                                         ------------
    Hardware and Tools (.1%)
     4,034   Black & Decker Corporation.......................                158,334
     4,267   The Stanley Works................................                133,077
                                                                         ------------
                                                                              291,411
                                                                         ------------
    Houseware (.5%)
    44,987   Corning, Inc.....................................              2,375,876
     9,630   Leggett & Platt, Inc.............................                182,368
     3,807   Maytag Corporation...............................                123,014
     3,474   Whirlpool Corporation............................                165,666
                                                                         ------------
                                                                            2,846,924
                                                                         ------------
    Leisure (.1%)
     4,192   Brunswick Corporation............................                 68,906
     8,413   Hasbro, Inc......................................                 89,388
    20,887   Mattel, Inc......................................                301,608
                                                                         ------------
                                                                              459,902
                                                                         ------------
    Lodging--Hotel (.2%)
    18,052   Hilton Hotels Corporation........................                189,546
    11,761   Marriott International, Inc......................                496,902
     9,472   Starwood Hotels & Resorts Worldwide, Inc.........                333,888
                                                                         ------------
                                                                            1,020,336
                                                                         ------------

              See accompanying notes to investments in securities.

                                                             INDEX 500 PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  CONSUMER CYCLICAL--CONTINUED
    Photography/Imagery (.1%)
    15,084   Eastman Kodak Company............................           $    593,932
                                                                         ------------
    Publishing (.5%)
     4,279   Dow Jones and Company, Inc.......................                242,298
    12,915   Gannett Company, Inc.............................                814,452
     3,690   Knight-Ridder, Inc...............................                209,869
     9,538   McGraw-Hill Companies, Inc.......................                559,165
     2,484   Meredith Corporation.............................                 79,954
     5,975   RR Donnelly & Sons Company.......................                161,325
     8,166   The New York Times Company.......................                327,150
    15,098   Tribune Company..................................                637,890
                                                                         ------------
                                                                            3,032,103
                                                                         ------------
    Retail (4.8%)
     3,067   American Greetings Corporation...................                 28,945
     6,186   Autozone, Inc. (b)...............................                176,301
    13,848   Bed Bath & Beyond, Inc. (b)......................                309,849
    10,129   Best Buy Company, Inc. (b).......................                299,439
    10,013   Circuit City Stores, Inc.........................                115,149
     5,375   Consolidated Stores Corporation (b)..............                 57,109
    21,897   Costco Wholesale Corporation (b).................                874,511
     4,575   Dillards, Inc....................................                 54,042
    16,099   Dollar General Corporation.......................                303,869
    10,187   Federated Department Stores (b)..................                356,545
    41,645   Gap, Inc.........................................              1,061,947
     3,582   Harcourt General, Inc............................                204,890
   113,455   Home Depot, Inc..................................              5,183,475
    12,813   JC Penney Company................................                139,341
    23,519   K Mart Corporation (b)...........................                124,945
    16,150   Kohl's Corporation (b)...........................                985,150
    21,143   Limited, Inc.....................................                360,752
    18,748   Lowe's Companies, Inc............................                834,286
    14,575   May Department Stores Company....................                477,331
    13,216   Nike, Inc........................................                737,618
     6,324   Nordstrom, Inc...................................                115,018
    14,974   Office Depot, Inc. (b)...........................                106,690
     2,725   Reebok International, Ltd. (b)...................                 74,501
    16,796   Sears, Roebuck & Company.........................                583,661
    22,245   Staples, Inc. (b)................................                262,769
     9,098   Tandy Corporation................................                389,508
    44,580   Target Corporation...............................              1,437,705
     7,958   The Sherwin-Williams Company.....................                209,395
     7,113   Tiffany & Company................................                224,949
    14,329   TJX Companies, Inc...............................                397,630
     9,995   Toys R Us, Inc. (b)..............................                166,792
   218,803   Wal-Mart Stores, Inc.............................             11,623,909
                                                                         ------------
                                                                           28,278,021
                                                                         ------------
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  CONSUMER CYCLICAL--CONTINUED
    Service (.5%)
    35,575   Cendant Corporation (b)..........................           $    342,409
     7,519   Convergys Corporation (b)........................                340,705
     3,668   Fluor Corporation (b)............................                121,273
     5,746   Harrah's Entertainment (b).......................                151,551
    15,077   Interpublic Group Companies, Inc.................                641,715
     8,703   Omnicom Group, Inc...............................                721,261
     5,599   Quintiles Transnational Corporation (b)..........                117,229
     8,756   Robert Half International, Inc. (b)..............                232,034
     6,358   Sabre Holdings Corporation.......................                274,189
                                                                         ------------
                                                                            2,942,366
                                                                         ------------
    Textiles (.1%)
     2,669   Liz Clairborne, Inc..............................                111,097
     5,565   V.F. Corporation.................................                201,676
                                                                         ------------
                                                                              312,773
                                                                         ------------
  CONSUMER STAPLES (10.9%)
    Beverage (2.3%)
    44,378   Anheuser-Busch Companies, Inc....................              2,019,199
     3,375   Brown-Forman Corporation (c).....................                224,437
    20,493   Coca-Cola Enterprises, Inc.......................                389,367
     1,824   Coors Company....................................                146,490
    70,695   PepsiCo, Inc.....................................              3,503,821
   121,342   The Coca-Cola Company............................              7,394,278
                                                                         ------------
                                                                           13,677,592
                                                                         ------------
    Broadcasting (.6%)
    28,689   Clear Channel Communications (b).................              1,389,623
    44,323   Comcast Corporation (b)..........................              1,850,485
                                                                         ------------
                                                                            3,240,108
                                                                         ------------
    Entertainment (1.8%)
    28,874   Carnival Corporation.............................                889,680
   102,123   The Walt Disney Company..........................              2,955,184
    64,835   Time Warner, Inc.................................              3,386,980
    74,298   Viacom, Inc. (b).................................              3,473,432
                                                                         ------------
                                                                           10,705,276
                                                                         ------------
    Food (1.4%)
    20,630   Campbell Soup Company............................                714,314
    26,114   Conagra, Inc.....................................                678,964
    13,982   General Mills, Inc...............................                623,073
    17,021   H.J. Heinz Company...............................                807,434
     6,698   Hershey Foods Corporation........................                431,184
    19,872   Kellogg Company..................................                521,640
     6,496   Quaker Oats Company..............................                632,548
    15,038   Ralston-Ralston Purina Group.....................                392,868
    42,599   Sara Lee Corporation.............................              1,046,338
    28,001   Unilever NV (c)..................................              1,762,313

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  CONSUMER STAPLES--CONTINUED
     5,568   Wm. Wrigley Jr. Company..........................           $    533,484
                                                                         ------------
                                                                            8,144,160
                                                                         ------------
    Food & Health (.2%)
    32,648   SYSCO Corporation................................                979,440
                                                                         ------------
    Household Products (1.6%)
    11,499   Clorox Company...................................                408,214
    28,139   Colgate-Palmolive Co.............................              1,816,372
    51,576   Gillette Compay..................................              1,863,183
    13,059   Newell Rubbermaid, Inc...........................                297,092
     8,298   Pactiv Corporation (b)...........................                102,688
    64,073   Procter & Gamble Company.........................              5,025,726
     2,809   Tupperware Corporation...........................                 57,409
                                                                         ------------
                                                                            9,570,684
                                                                         ------------
    Personal Care (.1%)
     2,700   Alberto-Culver Company...........................                115,594
    11,631   Avon Products....................................                556,834
                                                                         ------------
                                                                              672,428
                                                                         ------------
    Restaurants (.5%)
     5,986   Darden Restaurants, Inc..........................                136,930
    64,700   McDonalds Corporation............................              2,199,800
     9,165   Starbucks Corporation (b)........................                405,551
     7,146   Tricon Global Restaurants, Inc. (b)..............                235,818
     5,541   Wendy's International, Inc.......................                145,451
                                                                         ------------
                                                                            3,123,550
                                                                         ------------
    Retail (1.1%)
    20,732   Albertson's, Inc.................................                549,398
    19,139   CVS Corporation..................................              1,147,144
    40,459   Kroger Company (b)...............................              1,094,922
     1,853   Longs Drug Stores Corporation....................                 44,704
    24,353   Safeway, Inc. (b)................................              1,522,062
     6,452   Supervalu, Inc...................................                 89,521
    49,479   Walgreen Company.................................              2,068,841
     6,856   Winn-Dixie Stores, Inc...........................                132,835
                                                                         ------------
                                                                            6,649,427
                                                                         ------------
    Service (.4%)
    30,727   Automatic Data Processing, Inc...................              1,945,403
     7,114   Ceridian Corporation (b).........................                141,835
     3,531   Deluxe Corporation...............................                 89,228
                                                                         ------------
                                                                            2,176,466
                                                                         ------------
    Tobacco (.9%)
     7,662   Fortune Brands, Inc..............................                229,860
   110,327   Philip Morris Companies, Inc.....................              4,854,388
     7,930   UST, Inc.........................................                222,536
                                                                         ------------
                                                                            5,306,784
                                                                         ------------
  ENERGY (6.6%)
    Oil (4.7%)
     4,413   Amerada Hess Corporation.........................                322,425
    31,974   Chevron Corporation..............................              2,699,805
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  ENERGY--CONTINUED
    30,510   Conoco, Inc......................................           $    882,883
     6,250   Devon Energy Corporation.........................                381,062
   170,671   Exxon Mobile Corporation.........................             14,837,708
    18,071   Occidental Petroleum Corporation.................                438,222
    12,481   Phillips Petroleum Company.......................                709,857
   105,048   Royal Dutch Petroleum Company (c)................              6,361,969
    11,898   Unocal Corporation...............................                460,304
    15,288   USX-Marathon Group...............................                424,242
                                                                         ------------
                                                                           27,518,477
                                                                         ------------
    Oil & Gas (1.9%)
    11,909   Anadarko Petroleum Corporation...................                846,492
     5,984   Apache Corporation...............................                419,254
     3,407   Ashland, Inc.....................................                122,277
    16,201   Baker Hughes, Inc................................                673,354
    10,558   Burlington Resources, Inc........................                533,179
     5,694   EOG Resources, Inc...............................                311,391
    21,826   Halliburton Company..............................                791,192
     4,674   Kerr-McGee Corporation...........................                312,866
     2,900   McDermott International, Inc.....................                 31,175
     7,216   Nabors Industries, Inc. (b)......................                426,826
     4,619   Rowan Companies, Inc. (b)........................                124,713
    27,925   Schlumberger, Ltd................................              2,232,255
     4,300   Sunoco, Inc......................................                144,856
    27,006   Texaco, Inc......................................              1,677,748
     7,082   Tosco Corporation................................                240,345
    10,316   Transocean Offshore, Inc.........................                474,536
    19,694   Veritas DGC, Inc. (b)............................              1,723,225
                                                                         ------------
                                                                           11,085,684
                                                                         ------------
  FINANCIAL (17.3%)
    Auto Finance (.3%)
    44,209   Fleet Boston Financial Corporation...............              1,660,601
                                                                         ------------
    Banks (5.5%)
    18,454   AmSouth Bancorporation...........................                281,423
    80,475   Bank of America Corporation......................              3,691,770
    56,614   Bank One Corporation.............................              2,073,488
    19,590   BB&T Corporation.................................                730,952
    64,111   Chase Manhattan Corporation......................              2,913,044
     7,667   Comerica Incorporated............................                455,228
    22,780   Fifth Third BanCorporation.......................              1,361,105
    48,249   First Union Corporation..........................              1,341,925
    46,942   Firstar Corporation..............................              1,091,401
    12,312   Huntington Bancshares, Inc.......................                199,300
     7,792   J.P. Morgan & Company............................              1,289,576
    21,091   KeyCorporation...................................                590,548
    23,915   Mellon Financial Corporation.....................              1,176,319
    29,758   National City Corporation........................                855,543
    10,869   Northern Trust Corporation.......................                886,503
     6,688   Old Kent Financial Corporation...................                292,600
    14,158   PNC Financial Services Group.....................              1,034,419

              See accompanying notes to investments in securities.

                                                             INDEX 500 PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  FINANCIAL--CONTINUED
    10,721   Regions Financial Corporation....................           $    292,817
     8,242   SouthTrust Corporation...........................                335,346
     7,899   State Street Corporation.........................                981,135
     8,514   Summit BanCorporation............................                325,128
    14,604   Suntrust Banks, Inc..............................                920,052
    13,918   Synovus Financial Corporation....................                374,916
    36,166   The Bank of New York Company, Inc................              1,995,911
    36,536   U.S. Bancorp.....................................              1,066,395
     6,558   Union Planters Corporation.......................                234,449
     9,958   Wachovia Corporation.............................                578,809
    83,654   Wells Fargo & Company............................              4,658,482
                                                                         ------------
                                                                           32,028,584
                                                                         ------------
    Consumer Finance (1.3%)
    65,248   American Express Company.........................              3,584,562
     9,613   Capital One Financial Corporation................                632,656
    12,856   CIT Group, Inc...................................                258,727
    23,140   Household International, Inc.....................              1,272,692
    41,729   MBNA Corporation.................................              1,541,346
     7,604   SLM Holding Corporation..........................                517,072
                                                                         ------------
                                                                            7,807,055
                                                                         ------------
    Finance--Diversified (3.7%)
     5,133   Ambac Financial Group, Inc.......................                299,318
    12,372   American General Corporation.....................              1,008,318
   246,559   CitiGroup, Inc...................................             12,589,919
    34,052   Federal Home Loan Mortgage Corporation...........              2,345,332
    49,351   Federal National Mortgage Association............              4,281,199
     5,209   MGIC Investment Corporation......................                351,282
     7,897   Moodys Corporation...............................                202,854
    11,001   Stilwell Financial, Inc..........................                433,852
                                                                         ------------
                                                                           21,512,074
                                                                         ------------
    Insurance (4.3%)
     6,915   Aetna, Inc. (b)..................................                283,947
    12,991   Aflac, Inc.......................................                937,788
    35,969   Allstate Corporation.............................              1,566,900
   113,353   American International Group.....................             11,172,355
    12,493   AON Corporation..................................                427,885
     8,561   Chubb Corporation................................                740,527
     7,721   Cigna Corporation................................              1,021,488
     7,854   Cincinnati Financial Corporation.................                310,724
    15,935   Conseco, Inc.....................................                210,143
    10,989   Hartford Financial Services Group, Inc...........                776,098
     5,049   Jefferson-Pilot Corporation......................                377,413
     9,345   Lincoln National Corporation.....................                442,135
     4,831   Loews Corporation................................                500,310
    13,293   Marsh and McLennan Companies, Inc................              1,555,281
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  FINANCIAL--CONTINUED
     4,798   MBIA, Inc........................................           $    355,652
    37,446   MetLife, Inc.....................................              1,310,610
     3,590   Progressive Corporation..........................                372,014
    13,997   Providian Financial Corporation..................                804,828
     6,275   Safeco Corporation...............................                206,291
    10,941   The St. Paul Companies, Inc......................                594,252
     6,248   Torchmark Corporation............................                240,158
    11,790   UnumProvident Corporation........................                316,856
     3,122   Wellpoint Health Networks, Inc. (b)..............                359,811
                                                                         ------------
                                                                           24,883,466
                                                                         ------------
    Investment Bankers/Brokers (1.8%)
     5,273   Bear Stearns & Company, Inc......................                267,275
    67,636   Charles Schwab Corporation.......................              1,919,172
    11,931   Franklin Resources, Inc..........................                454,571
    11,895   Lehman Brothers Holdings, Inc....................                804,399
    39,354   Merrill Lynch & Company, Inc.....................              2,683,451
    55,119   Morgan Stanley Dean Witter & Company.............              4,368,181
     5,943   T. Rowe Price Associates, Inc....................                251,184
                                                                         ------------
                                                                           10,748,233
                                                                         ------------
    Public Finance ( -- )
     5,594   Countrywide Credit Industries, Inc...............                281,099
                                                                         ------------
    Savings and Loans (.4%)
    10,288   Charter One Financial, Inc.......................                297,066
     7,718   Golden West Financial Corporation................                520,965
    26,399   Washington Mutual, Inc...........................              1,400,797
                                                                         ------------
                                                                            2,218,828
                                                                         ------------
    Service ( -- )
     4,492   H&R Block, Inc...................................                185,857
                                                                         ------------
  HEALTH CARE (12.9%)
    Biotechnology (.6%)
    50,374   Amgen, Inc. (b)..................................              3,220,788
     7,249   Biogen, Inc. (b).................................                435,393
                                                                         ------------
                                                                            3,656,181
                                                                         ------------
    Drugs (8.3%)
    63,866   American Home Products Corporation...............              4,058,684
    96,280   Bristol-Myers Squibb Company.....................              7,118,703
    13,614   Cardinal Health, Inc.............................              1,356,295
     8,953   Chiron Corporation (b)...........................                398,409
    55,334   Eli Lilly & Company..............................              5,149,520
     4,359   Forest Laboratories, Inc. (b)....................                579,202
     8,120   King Pharmaceuticals, Inc. (b)...................                419,703
    10,279   Medimmune, Inc. (b)..............................                490,180
   112,702   Merck & Company, Inc.............................             10,551,725
   309,305   Pfizer, Inc......................................             14,228,030
    71,766   Schering-Plough Corporation......................              4,072,721

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  HEALTH CARE--CONTINUED
     5,009   Watson Pharmaceuticals, Inc. (b).................           $    256,398
                                                                         ------------
                                                                           48,679,570
                                                                         ------------
    Health Care--Diversified (2.1%)
    75,930   Abbott Laboratories..............................              3,677,859
     6,436   Allergan, Inc....................................                623,085
    18,892   Healthsouth Corporation (b)......................                308,176
    68,112   Johnson & Johnson................................              7,156,017
    15,424   Tenet Healthcare Corporation (b).................                685,404
                                                                         ------------
                                                                           12,450,541
                                                                         ------------
    Hospital Management (.2%)
    27,339   Columbia/HCA Healthcare Corporation..............              1,203,189
                                                                         ------------
    Managed Care (.3%)
     8,116   Humana, Inc. (b).................................                123,769
     4,978   Manor Care, Inc. (b).............................                102,671
    13,918   McKesson HBOC, Inc...............................                499,517
    15,744   UnitedHealth Group, Inc..........................                966,288
                                                                         ------------
                                                                            1,692,245
                                                                         ------------
    Medical Products/Supplies (1.4%)
    11,320   Alza Corporation (b).............................                481,100
     2,578   Bausch & Lomb, Inc...............................                104,248
    14,314   Baxter International, Inc........................              1,264,105
    12,405   Becton Dickinson & Company.......................                429,523
     8,686   Biomet, Inc......................................                344,726
    19,909   Boston Scientific Corporation (b)................                272,504
     2,472   CR Bard, Inc.....................................                115,103
    15,034   Guidant Corporation (b)..........................                810,896
    58,689   Medtronic, Inc...................................              3,543,348
     4,192   St. Jude Medical, Inc. (b).......................                257,546
     9,554   Stryker Corporation..............................                483,337
                                                                         ------------
                                                                            8,106,436
                                                                         ------------
  TECHNOLOGY (20.1%)
    Communications Equipment (1.8%)
    37,817   ADC Telecommunications, Inc. (b).................                685,433
     3,904   Andrew Corporation (b)...........................                 84,912
   163,600   Lucent Technologies, Inc.........................              2,208,600
   106,827   Motorola, Inc....................................              2,163,247
   152,234   Nortel Networks Corporation (c)..................              4,881,003
     7,802   Scientific-Atlanta, Inc..........................                254,053
                                                                         ------------
                                                                           10,277,248
                                                                         ------------
    Computer Hardware (3.5%)
    15,919   Apple Computer, Inc. (b).........................                236,795
    83,281   Compaq Computer Corporation......................              1,253,379
    28,951   Computer Associates International................                564,545
   126,740   Dell Computer Corporation (b)....................              2,210,029
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  TECHNOLOGY--CONTINUED
    15,787   Gateway, Inc. (b)................................           $    284,008
    97,707   Hewlett-Packard Company..........................              3,083,877
    84,756   International Business Machines Corporation......              7,204,260
     4,740   NCR Coporation (b)...............................                232,853
    27,677   Palm, Inc. (b)...................................                783,605
   155,435   Sun Microsystems, Inc. (b).......................              4,332,751
    32,663   Xerox Corporation................................                151,066
                                                                         ------------
                                                                           20,337,168
                                                                         ------------
    Computer Networking (2.5%)
     4,769   Adaptec, Inc. (b)................................                 48,882
     9,023   Cabletron Systems, Inc. (b)......................                135,909
   353,849   Cisco Systems, Inc. (b)..........................             13,534,724
    26,912   Yahoo!, Inc. (b).................................                811,986
                                                                         ------------
                                                                           14,531,501
                                                                         ------------
    Computer Peripherals (1.4%)
   106,815   EMC Corporation (b)..............................              7,103,198
    15,305   Network Appliance, Inc. (b)......................                983,107
     4,435   Qlogic Corporation (b)...........................                341,495
                                                                         ------------
                                                                            8,427,800
                                                                         ------------
    Computer Services & Software (5.1%)
    11,731   Adobe Systems, Inc...............................                682,598
   113,111   America Online, Inc. (b).........................              3,936,263
     2,805   Autodesk, Inc....................................                 75,560
    12,083   BMC Software, Inc. (b)...........................                169,162
    13,087   BroadVision, Inc. (b)............................                154,590
     9,098   Citrix Systems, Inc. (b).........................                204,705
     8,236   Computer Sciences Corporation (b)................                495,190
    17,875   Compuware Corporation (b)........................                111,719
     7,643   Comverse Technology (b)..........................                830,221
     3,913   Mercury Interactive Corporation (b)..............                353,148
   261,972   Microsoft Corporation (b)........................             11,395,782
    15,910   Novell, Inc. (b).................................                 83,030
   275,801   Oracle Corporation (b)...........................              8,015,467
    13,338   Parametric Technology Corporation (b)............                179,229
    10,205   PE Corporation-PE Biosystems Group...............                959,908
    13,701   Peoplesoft, Inc. (b).............................                509,506
     5,800   Sapient Corporation (b)..........................                 69,238
    20,410   Siebel Systems, Inc. (b).........................              1,382,778
    15,334   Unisys Corporation (b)...........................                224,260
                                                                         ------------
                                                                           29,832,354
                                                                         ------------
    Computer Systems (.1%)
    14,559   IMS Health, Inc..................................                393,093
                                                                         ------------
    Electrical Equipment (.2%)
    13,847   Maxim Integrated Products (b)....................                662,060
     4,679   Tektronix, Inc...................................                157,624
     2,800   Thomas and Betts Corporation.....................                 45,325

              See accompanying notes to investments in securities.

                                                             INDEX 500 PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  TECHNOLOGY--CONTINUED
     4,574   WW Grainger, Inc.................................           $    166,951
                                                                         ------------
                                                                            1,031,960
                                                                         ------------
    Electrical Instruments (.6%)
    22,193   Agilent Technologies, Inc. (b)...................              1,215,067
    45,851   JDS Uniphase Corporation (b).....................              1,911,414
     2,494   PerkinElmer, Inc.................................                261,870
                                                                         ------------
                                                                            3,388,351
                                                                         ------------
    Semiconductor Equipment (3.1%)
    15,259   Advanced Micro Devices, Inc. (b).................                210,765
    19,545   Altera Corporation (b)...........................                514,278
    17,403   Analog Devices, Inc. (b).........................                890,816
    10,878   Broadcom Corporation (b).........................                919,191
   328,914   Intel Corporation................................              9,949,649
     9,111   KLA-Tencor Corporation (b).......................                306,927
     8,483   Teradyne, Inc. (b)...............................                315,992
    84,677   Texas Instruments, Inc...........................              4,011,573
     8,775   Vitesse Semiconductor Corporation (b)............                485,367
    16,098   Xilinx, Inc. (b).................................                742,520
                                                                         ------------
                                                                           18,347,078
                                                                         ------------
    Semiconductors (.9%)
    39,737   Applied Materials, Inc. (b)......................              1,517,457
    14,532   Applied Micro Circuits Corp (b)..................              1,090,581
    11,161   Conexant Systems, Inc. (b).......................                171,600
    15,240   Linear Technology Corporation....................                704,850
    15,197   LSI Logic Corporation (b)........................                259,717
    27,664   Micron Technology, Inc. (b)......................                982,072
     8,700   National Semiconductor Corporation (b)...........                175,088
     6,452   Novellus Systems, Inc. (b).......................                231,869
     3,600   Power-One, Inc. (b)..............................                141,525
                                                                         ------------
                                                                            5,274,759
                                                                         ------------
    Service (.7%)
    13,633   Avaya, Inc. (b)..................................                140,590
    22,853   Electronic Data Systems Corporation..............              1,319,761
     6,882   Equifax, Inc.....................................                197,427
    19,862   First Data Corporation...........................              1,046,479
     9,964   Intuit, Inc. (b).................................                392,955
    18,235   Paychex, Inc.....................................                886,677
                                                                         ------------
                                                                            3,983,889
                                                                         ------------
    Telecommunication (.2%)
     7,151   Symbol Technologies, Inc.........................                257,436
    20,091   Tellabs, Inc. (b)................................              1,135,142
                                                                         ------------
                                                                            1,392,578
                                                                         ------------
  TRANSPORTATION (.7%)
    Air Freight (.1%)
    13,957   FedEx Corporation (b)............................                557,722
                                                                         ------------
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  TRANSPORTATION--CONTINUED
    Airlines (.3%)
     7,331   AMR Corporation (b)..............................           $    287,284
     5,988   Delta Air Lines, Inc.............................                300,523
    24,424   Southwest Airlines Company.......................                818,937
     3,334   US Airways Group, Inc. (b).......................                135,235
                                                                         ------------
                                                                            1,541,979
                                                                         ------------
    Railroads (.3%)
    19,804   Burlington Northern Santa Fe Corporation.........                560,701
    10,696   CSX Corporation..................................                277,428
    18,781   Norfolk Southern Corporation.....................                250,022
    12,143   Union Pacific Corporation........................                616,257
                                                                         ------------
                                                                            1,704,408
                                                                         ------------
    Trucking ( -- )
     2,850   Ryder System, Inc................................                 47,381
                                                                         ------------
  UTILITIES (3.9%)
    Electric Companies (2.4%)
    22,377   AES Corporation (b)..............................              1,239,126
     5,409   Allegheny Energy, Inc............................                260,646
     6,722   Ameren Corporation...............................                311,313
    15,774   American Electric Power Company, Inc.............                733,491
     7,306   Baltimore Gas & Electric Company.................                329,227
    10,097   Carolina Power & Light Company...................                496,646
     7,786   Cinergy Corporation..............................                273,483
    10,384   Consolidated Edison, Inc.........................                399,784
     5,964   Consumers Energy Company.........................                188,984
    11,655   Dominion Resources, Inc..........................                780,885
     6,971   DTE Energy Company...............................                271,433
    18,032   Duke Energy Corporation..........................              1,537,228
    15,961   Edison International.............................                249,391
    10,920   Entergy Corporation..............................                462,053
    11,200   FirstEnergy Corporation..........................                353,500
     8,708   FPL Group, Inc...................................                624,799
     5,937   GPU, Inc.........................................                218,556
     7,836   Niagara Mohawk Holdings, Inc. (b)................                130,763
     9,986   Nisource, Inc....................................                307,070
    18,898   Pacific Gas and Electric Company.................                377,960
    15,850   PECO Energy Company..............................              1,112,829
     4,123   Pinnacle West Capital Corporation................                196,358
     7,086   PPL Corporation..................................                320,199
    10,504   Public Service Enterprise Group, Inc.............                510,757
    14,401   Reliant Energy, Inc..............................                623,743
    31,776   Southern Company.................................              1,056,552
    12,937   TXU Corporation..................................                573,271
                                                                         ------------
                                                                           13,940,047
                                                                         ------------

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  UTILITIES--CONTINUED
    Natural Gas (1.3%)
    10,508   Coastal Corporation..............................           $    927,988
    15,168   Dynegy, Inc......................................                850,356
    11,378   El Paso Energy Corporation.......................                814,949
    36,199   Enron Corporation................................              3,009,042
     6,627   Keyspan Corporation..............................                280,819
     5,648   Kinder Morgan Energy Partners....................                294,755
     2,255   Nicor, Inc.......................................                 97,388
     1,400   Oneok, Inc.......................................                 67,463
     1,755   Peoples Energy Corporation.......................                 78,536
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  UTILITIES--CONTINUED
     9,966   Sempra Energy....................................           $    231,710
    21,692   The Williams Companies, Inc......................                866,324
                                                                         ------------
                                                                            7,519,330
                                                                         ------------
    Power Products--Industrial (.2%)
    13,511   Calpine Corporation (b)..........................                608,839
    16,619   Xcel Energy, Inc.................................                482,990
                                                                         ------------
                                                                            1,091,829
                                                                         ------------
Total common stock (cost: $314,024,601).......................            575,063,599
                                                                         ------------

SHARES/PAR
----------
SHORT-TERM SECURITIES (1.6%)
$2,000,000   Cargill, Inc, Commercial Paper...................  6.608%  01/12/2001    1,994,918
 7,370,639   Provident Institutional Fund--TempFund Portfolio, current rate           7,370,639
              6.500%..............................................................
    49,597   Wells Fargo & Company--Cash Investment Fund, current rate 6.480%.....       49,597
                                                                                    -----------
             Total short-term securities (cost: $9,416,261).......................    9,415,154
                                                                                    -----------
             Total investments in securities (cost: $323,440,862) (d).............  $584,478,753
                                                                                    ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 3.5% of net assets in foreign securities as of December 31, 2000.
(d) At December 31, 2000 the cost of securities for federal income tax purposes was $327,413,276. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........   $295,884,237
      Gross unrealized depreciation..........    (38,818,760)
                                                ------------
      Net unrealized appreciation............   $257,065,477
                                                ============

                See accompanying notes to financial statements.

                                                  CAPITAL APPRECIATION PORTFOLIO

                                                       INVESTMENTS IN SECURITIES
                                                               DECEMBER 31, 2000

           (Percentages of each investment category relate to total net assets.)

                                                                             MARKET
SHARES                                                                      VALUE(A)
------                                                           ------------------------------
COMMON STOCK (94.4%)
  BASIC MATERIALS (3.7%)
    Chemicals (3.7%)
     16,600   Ecolab, Inc......................................           $    716,912
    216,600   Pharmacia Corporation............................             13,212,600
                                                                          ------------
                                                                            13,929,512
                                                                          ------------
  CAPITAL GOODS (8.6%)
    Aerospace/Defense (1.0%)
     47,200   United Technologies Corporation..................              3,711,100
                                                                          ------------
    Electrical Equipment (5.1%)
     24,200   Emerson Electric Company.........................              1,907,262
    252,700   General Electric Company.........................             12,113,806
     71,700   Sanmina Corporation (b)..........................              5,494,012
                                                                          ------------
                                                                            19,515,080
                                                                          ------------
    Manufacturing (2.5%)
    170,200   Tyco International, Ltd. (c).....................              9,446,100
                                                                          ------------
  COMMUNICATION SERVICES (2.4%)
    Telecommunication (1.4%)
     44,800   Qualcomm, Inc. (b)...............................              3,682,000
     40,800   Qwest Communications International, Inc. (b).....              1,672,800
                                                                          ------------
                                                                             5,354,800
                                                                          ------------
    Telephone (1.0%)
    270,500   AT&T Corporation (b).............................              3,668,656
                                                                          ------------
  CONSUMER CYCLICAL (2.5%)
    Auto (.5%)
     27,500   Danaher Corporation..............................              1,880,312
                                                                          ------------
    Publishing (.9%)
     92,900   Readers Digest Association Class A...............              3,634,712
                                                                          ------------
    Retail (.4%)
     36,697   Home Depot, Inc..................................              1,676,594
                                                                          ------------
    Service (.7%)
     33,100   Omnicom Group....................................              2,743,162
                                                                          ------------
  CONSUMER STAPLES (12.4%)
    Beverage (2.4%)
    200,400   Anheuser-Busch Companies, Inc....................              9,118,200
                                                                          ------------
    Broadcasting (3.5%)
     39,700   Clear Channel Communications, Inc. (b)...........              1,922,969
    190,500   Comcast Corporation Class A (b)..................              7,953,375
    167,700   Crown Media Holdings, Inc. Class A (b)...........              3,406,406
                                                                          ------------
                                                                            13,282,750
                                                                          ------------
                                                                             MARKET
SHARES                                                                      VALUE(A)
------                                                           ------------------------------
  CONSUMER STAPLES--CONTINUED
    Entertainment (3.2%)
     55,700   Time Warner, Inc.................................           $  2,909,768
    195,817   Viacom, Inc. Class B (b).........................              9,154,445
                                                                          ------------
                                                                            12,064,213
                                                                          ------------
    Household Products (1.0%)
     48,400   Procter & Gamble Company.........................              3,796,375
                                                                          ------------
    Retail (2.3%)
     54,200   CVS Corporation..................................              3,248,612
     86,500   Safeway, Inc. (b)................................              5,406,250
                                                                          ------------
                                                                             8,654,862
                                                                          ------------
  ENERGY (6.7%)
    Oil (2.7%)
     38,300   BP Amoco PLC (c).................................              1,833,612
    138,900   Devon Energy Corporation.........................              8,468,733
                                                                          ------------
                                                                            10,302,345
                                                                          ------------
    Oil & Gas (4.0%)
     90,300   Nabors Industries, Inc. (b)......................              5,341,245
     67,200   Schlumberger, Ltd. ADR (c).......................              5,371,800
     50,600   Veritas DGC, Inc. (b)............................              4,427,500
                                                                          ------------
                                                                            15,140,545
                                                                          ------------
  FINANCIAL (23.6%)
    Banks (3.7%)
     93,700   Northern Trust Corporation.......................              7,642,406
     81,700   Wells Fargo & Company............................              4,549,669
     29,200   Zion BanCorporation..............................              1,823,175
                                                                          ------------
                                                                            14,015,250
                                                                          ------------
    Consumer Finance (4.2%)
    130,700   Household International, Inc.....................              7,188,500
    234,200   MBNA Corporation.................................              8,650,763
                                                                          ------------
                                                                            15,839,263
                                                                          ------------
    Finance--Diversified (10.7%)
     75,500   American General Corporation.....................              6,153,250
    281,866   CitiGroup, Inc...................................             14,392,783
    244,700   Federal Home Loan Mortgage.......................             16,853,713
     88,700   Stilwell Financial, Inc..........................              3,498,106
                                                                          ------------
                                                                            40,897,852
                                                                          ------------
    Insurance (3.9%)
    111,850   American International Group.....................             11,024,216
      1,610   Berkshire Hathaway, Inc. Class B (b).............              3,789,940
                                                                          ------------
                                                                            14,814,156
                                                                          ------------
    Investment Bankers/Brokers (1.1%)
     55,200   Morgan Stanley Dean Witter & Company.............              4,374,600
                                                                          ------------

              See accompanying notes to investments in securities.

CAPITAL APPRECIATION PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                             MARKET
SHARES                                                                      VALUE(A)
------                                                           ------------------------------
  HEALTH CARE (14.9%)
    Drugs (11.2%)
    173,600   American Home Products Corporation...............           $ 11,032,280
     85,300   King Pharmaceuticals, Inc. (b)...................              4,408,944
     71,300   Medimmune, Inc. (b)..............................              3,400,119
    323,675   Pfizer, Inc......................................             14,889,050
    155,000   Schering-Plough Corporation......................              8,796,250
                                                                          ------------
                                                                            42,526,643
                                                                          ------------
    Health Care--Diversified (1.4%)
    108,200   Abbott Laboratories..............................              5,240,938
                                                                          ------------
    Medical Products/Supplies (2.3%)
     83,600   Alza Corporation (b).............................              3,553,000
     84,100   Medtronic, Inc...................................              5,077,538
                                                                          ------------
                                                                             8,630,538
                                                                          ------------
  TECHNOLOGY (14.7%)
    Communications Equipment (1.7%)
     40,400   Brocade Communication Systems, Inc. (b)..........              3,709,225
     35,200   Ciena Corporation (b)............................              2,864,400
                                                                          ------------
                                                                             6,573,625
                                                                          ------------
    Computer Hardware (.6%)
     84,100   Palm, Inc. (b)...................................              2,381,081
                                                                          ------------
    Computer Networking (2.0%)
    196,300   Cisco Systems, Inc. (b)..........................              7,508,475
                                                                          ------------
    Computer Peripherals (1.8%)
    104,200   EMC Corporation (b)..............................              6,929,300
                                                                          ------------
                                                                             MARKET
SHARES                                                                      VALUE(A)
------                                                           ------------------------------
  TECHNOLOGY--CONTINUED
    Computer Services & Software (6.1%)
     71,500   BEA Systems, Inc. (b)............................           $  4,812,844
     29,000   Check Point Software Technologies,                             3,873,313
               Ltd. (b)(c).....................................
     39,200   Comverse Technology, Inc. (b)....................              4,258,100
    167,600   Microsoft Corporation (b)........................              7,290,600
     45,700   Siebel Systems, Inc. (b).........................              3,096,175
                                                                          ------------
                                                                            23,331,032
                                                                          ------------
    Electrical Instruments (.2%)
     17,300   JDS Uniphase Corporation (b).....................                721,194
                                                                          ------------
    Semiconductor Equipment (1.5%)
    195,600   Intel Corporation................................              5,916,900
                                                                          ------------
    Semiconductors (.8%)
     28,800   Finisar Corporation (b)..........................                835,200
     59,300   Novellus Systems, Inc. (b).......................              2,131,094
                                                                          ------------
                                                                             2,966,294
                                                                          ------------
  UTILITIES (4.9%)
    Electric Companies (2.1%)
     73,500   AES Corporation (b)..............................              4,070,063
     91,300   Baltimore Gas & Electric.........................              4,114,206
                                                                          ------------
                                                                             8,184,269
                                                                          ------------
    Natural Gas (2.6%)
    106,500   Dynegy, Inc......................................              5,970,656
     49,100   Enron Corporation................................              4,081,438
                                                                          ------------
                                                                            10,052,094
                                                                          ------------
    Power Products-Industrial (.2%)
     25,600   Southern Energy, Inc. (b)........................                724,800
                                                                          ------------
Total common stock (cost: $315,548,393)........................            359,547,622
                                                                          ------------

SHARES
------
SHORT-TERM SECURITIES (5.7%)
    19,298,980       Wells Fargo & Company--Cash Investment Fund, current rate           19,298,980
                      6.480%......................................................
     2,532,732       Wells Fargo & Company--Treasury Plus Fund, current rate              2,532,732
                      6.480%......................................................
                                                                                    ---------------
                     Total short-term securities (cost: $21,831,712)..............       21,831,712
                                                                                    ---------------
                     Total investments in securities (cost: $337,380,105) (d).....  $   381,379,334
                                                                                    ===============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 5.4% of net assets in foreign securities as of December 31, 2000.
(d) At December 31, 2000 the cost of securities for federal income tax purposes was $340,188,115. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........   $  59,921,684
      Gross unrealized depreciation..........     (18,730,465)
                                                -------------
      Net unrealized appreciation............   $  41,191,219
                                                =============

                See accompanying notes to financial statements.

                                                   INTERNATIONAL STOCK PORTFOLIO

                                                       INVESTMENTS IN SECURITIES
                                                               DECEMBER 31, 2000

           (Percentages of each investment category relate to total net assets.)

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
COMMON STOCK (92.4%)
  AUSTRALIA (1.9%)
    Banks (1.9%)
   826,818   Australia & New Zealand Bank.....................           $  6,607,075
                                                                         ------------
  BERMUDA (1.8%)
    Insurance (1.8%)
    71,200   XL Capital Ltd...................................              6,221,100
                                                                         ------------
  BRAZIL (1.2%)
    Telecommunication (1.2%)
   253,590   Embratel Particip ADR............................              3,978,193
                                                                         ------------
  CANADA (3.5%)
    Mining (1.0%)
   185,100   Barrick Gold Corp................................              3,032,830
   859,900   Kinross Gold Corporation (b).....................                463,728
    Oil & Gas (2.5%)
   422,000   Husky Energy Inc (b).............................              4,186,285
   393,020   Transcanada Pipelines............................              4,500,629
                                                                         ------------
                                                                           12,183,472
                                                                         ------------
  CHILE (1.1%)
    Telecommunication (1.1%)
   280,780   Telecom de Chile ADR.............................              3,702,786
                                                                         ------------
  FINLAND (3.3%)
    Paper and Forest (3.3%)
   461,680   Metso Corporation................................              5,158,309
   353,900   Stora Enso.......................................              4,186,687
   177,073   Stora Enso.......................................              2,092,485
                                                                         ------------
                                                                           11,437,481
                                                                         ------------
  FRANCE (10.7%)
    Banks (.9%)
    35,000   Banque Nationale de Paris ADR 144A Issue (c).....              3,072,367
    Chemicals (2.3%)
    89,530   Aventis..........................................              7,859,584
    Investment Bankers/Brokers (1.9%)
    45,745   AXA-UAP..........................................              6,614,297
    Machinery (1.1%)
   146,300   Alstom...........................................              3,777,429
    Manufacturing (1.3%)
   119,490   Michelin B.......................................              4,324,892
    Mining (1.7%)
   128,280   Pechiney.........................................              5,864,325
    Oil & Gas (1.5%)
    33,717   Total Fina Elf...................................              5,014,452
                                                                         ------------
                                                                           36,527,346
                                                                         ------------
  GERMANY (6.1%)
    Banks (1.2%)
    51,166   Deutsche Bank 144A Issue (c).....................              4,265,930
    Chemicals (1.2%)
    93,460   BASF.............................................              4,251,468
    Electric Companies (2.4%)
   113,100   E.On Ag..........................................              6,881,085
    62,300   Deutsche Post (b)................................              1,340,085
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  GERMANY--CONTINUED
    Manufacturing (1.3%)
    72,830   Adidas-Salomon...................................           $  4,513,086
                                                                         ------------
                                                                           21,251,654
                                                                         ------------
  HONG KONG (5.0%)
    Banks (1.2%)
   267,042   HSBC Holdings....................................              3,954,326
    Computer Networking (.1%)
    70,500   China.Com Corp Class A (b).......................                317,250
    Diversified Operations (1.8%)
   674,000   Swire Pacific A..................................              4,860,639
 1,519,800   Swire Pacific B..................................              1,324,971
    Electric Companies (1.0%)
   965,000   Hong Kong Electric Holdings......................              3,563,123
    Investment Bankers/Brokers ( -- )
   113,000   Peregrine........................................                      0
    Real Estate (.9%)
   243,100   Hutchison Whampoa................................              3,030,997
                                                                         ------------
                                                                           17,051,306
                                                                         ------------
  ISRAEL (1.5%)
    Drugs (1.5%)
    69,900   Teva Pharmaceutical..............................              5,120,175
                                                                         ------------
  ITALY (.9%)
    Banks (.9%)
 1,042,200   Banca Nazionale..................................              3,199,766
    Publishing ( -- )
    38,880   Seat-Pagine Gialle...............................                 86,698
                                                                         ------------
                                                                            3,286,464
                                                                         ------------
  JAPAN (8.9%)
    Drugs (1.2%)
   105,000   Ono Pharmaceutical...............................              4,109,895
    Electrical Equipment (1.2%)
    61,600   Sony Corp........................................              4,261,296
    Investment Bankers/Brokers (1.6%)
   305,200   Nomura Securities................................              5,491,997
    Technology (3.0%)
   303,000   Fujitsu..........................................              4,468,056
   323,000   NEC..............................................              5,911,296
    Telecommunication (1.1%)
       527   Nippon Telephone & Telegraph.....................              3,797,907
    Water Utilities (.8%)
   201,000   Kurita Water Industries..........................              2,631,305
                                                                         ------------
                                                                           30,671,752
                                                                         ------------
  MEXICO (1.4%)
    Telecommunication (1.4%)
   107,220   Telefonos de Mexico ADR..........................              4,838,303
                                                                         ------------
  NETHERLANDS (8.2%)
    Chemicals (2.4%)
   155,900   Akzo Nobel.......................................              8,372,622
    Electrical Equipment (1.1%)
    98,610   Philips Electronics..............................              3,612,664
    Investment Bankers/Brokers (2.2%)
    94,687   Ing Groep........................................              7,563,750

              See accompanying notes to investments in securities.

INTERNATIONAL STOCK PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  NETHERLANDS--CONTINUED
    Publishing (2.5%)
   314,020   Wolters Kluwer...................................           $  8,561,961
                                                                         ------------
                                                                           28,110,997
                                                                         ------------
  NEW ZEALAND (1.0%)
    Telecommunication (1.0%)
 1,563,800   Telecom Corporation of New Zealand...............              3,328,431
                                                                         ------------
  NORWAY (1.3%)
    Chemicals (1.3%)
   106,266   Norsk Hydro......................................              4,494,780
                                                                         ------------
  PHILIPPINES (.3%)
    Telecommunication (.3%)
    54,000   Philippine Long Distance.........................                961,875
                                                                         ------------
  SINGAPORE (.9%)
    Electrical Equipment (.5%)
   157,210   Creative Technology..............................              1,748,961
    Paper and Forest ( -- )
   226,400   Asia Pulp & Paper Ltd-ADR (b)....................                113,200
    Real Estate (.4%)
 2,757,500   Pacific Century (b)..............................              1,407,375
                                                                         ------------
                                                                            3,269,536
                                                                         ------------
  SOUTH AFRICA (1.1%)
    Mining (1.1%)
   260,700   Anglogold, Ltd. ADR..............................              3,894,206
                                                                         ------------
  SOUTH KOREA (1.1%)
    Electric Companies (.3%)
    89,300   Korea Electric Power.............................                915,325
    Telecommunication (.8%)
    92,960   Korea Telecom ADR................................              2,881,760
                                                                         ------------
                                                                            3,797,085
                                                                         ------------
  SPAIN (3.5%)
    Electric Companies (.9%)
   250,000   Iberdrola SA.....................................              3,133,579
    Oil & Gas (1.6%)
   341,000   Repsol...........................................              5,449,207
    Telecommunication (1.0%)
    66,479   Telefonica SA....................................              3,323,950
                                                                         ------------
                                                                           11,906,736
                                                                         ------------
  SWEDEN (5.6%)
    Auto (.2%)
    35,000   Autoliv, Inc.....................................                548,991
    Banks (4.0%)
   205,100   Foreningssparbaken...............................              3,141,005
   698,900   Nordic...........................................              5,512,057
   286,500   Svenska Handlesbanken A..........................              4,903,794
    Trucks and Parts (1.4%)
   109,900   Autoliv, Inc.....................................              1,751,531
   178,500   Volvo............................................              2,960,654
                                                                         ------------
                                                                           18,818,032
                                                                         ------------
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  SWITZERLAND (3.4%)
    Insurance (1.2%)
     1,690   Swiss Reinsurance................................           $  4,051,620
    Investment Bankers/Brokers (2.2%)
    12,208   Zurich Financial Services........................              7,360,207
                                                                         ------------
                                                                           11,411,827
                                                                         ------------
  UNITED KINGDOM (18.7%)
    Aerospace/Defense (1.9%)
 1,148,600   BAE Systems PLC..................................              6,554,275
    Air Freight (1.6%)
 5,399,760   Stagecoach Holdings..............................              5,323,667
    Airlines (1.4%)
   832,600   British Airways PLC..............................              4,856,796
    Chemicals (2.2%)
   388,230   Hanson PLC.......................................              2,661,915
   575,580   Nycomed Amersham.................................              4,699,411
    Construction (.3%)
   257,100   Hepworth.........................................              1,079,197
    Electrical Equipment (.8%)
   780,400   Chubb PLC (b)....................................              1,841,903
   780,400   Kidde PLC (b)....................................                839,348
    Food (3.3%)
   554,300   J Sainsbury PLC..................................              3,287,213
        70   Safeway PLC......................................                    313
   322,900   Tate & Lyle......................................              1,201,047
   788,800   Unilever PLC.....................................              6,751,713
    Houseware (.3%)
   690,000   Elementis........................................              1,144,101
    Iron and Steel (.6%)
 2,082,500   Corus............................................              2,193,141
    Manufacturing (1.1%)
 1,244,600   Rolls-Royce......................................              3,685,831
    Oil & Gas (1.7%)
   703,100   Shell Transportation & Trading...................              5,766,096
    Retail (1.4%)
   534,300   Marks & Spencer..................................              1,484,535
   285,590   Next.............................................              3,434,246
    Shipping (2.1%)
 1,274,280   P&O Princess Cruises PLC (b).....................              5,386,960
   382,920   Peninsular & Oriental............................              1,813,259
                                                                         ------------
                                                                           64,004,967
                                                                         ------------
Total common stock (cost: $286,699,219).......................            316,875,579
                                                                         ------------

PREFERRED STOCK (3.3%)
  BRAZIL (.9%)
    Oil & Gas (.9%)
   137,900   Petrobras........................................              3,237,478
                                                                         ------------
  GERMANY (1.2%)
    Trucks and Parts (1.2%)
   131,735   Volkswagen.......................................              4,032,164
                                                                         ------------
  ITALY (1.2%)
    Telecommunication (1.2%)
   694,300   Telecom Italia SPA...............................              4,172,021
                                                                         ------------
Total preferred stock (cost: $7,908,545)......................             11,441,663
                                                                         ------------

              See accompanying notes to investments in securities.

                                                   INTERNATIONAL STOCK PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                                MARKET
SHARES/PAR                                                                                     VALUE(A)
----------                                                                          ------------------------------
SHORT-TERM SECURITIES (4.8%)
 7,191,637   Bankers Trust Institutional Liquid Assets, current rate 6.480%.......           $  7,191,637
$9,120,000   U.S. Treasury Bill...............................  5.910%  01/25/2001              9,082,569
                                                                                             ------------
             Total short-term securities (cost: $16,273,445)......................             16,274,206
                                                                                             ------------
             Total investments in securities (cost: $310,881,209) (d).............           $344,591,448
                                                                                             ============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) Represents ownership in an illiquid security. (See note 9 to the financial statements.) Information concerning the illiquid securities held at December 31, 2000, which includes acquistion date and cost, is as follows:

                                             ACQUISTION
    SECURITY:                                   DATE        COST
    ---------                                ----------  ----------
    Banque Nationale De Paris ADR 144A        various    $1,470,320
     Issue*................................
    Deutsche Bank 144A Issue*..............   various     1,110,611
                                                         ----------
                                                         $2,580,931
                                                         ==========
    *A 144A Issue represents a security which has not been
     registered with the Security and Exchange Commission under the
     Securities Act of 1933.

(d) At December 31, 2000 the cost of securities for federal income tax purposes was $311,653,528. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........  $71,635,155
      Gross unrealized depreciation..........  (38,697,235)
                                               -----------
      Net unrealized appreciation............  $32,937,920
                                               ===========

                See accompanying notes to financial statements.

SMALL COMPANY GROWTH PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 2000

(Percentages of each investment category relate to total net assets.)

                                                                             MARKET
SHARES                                                                      VALUE(A)
------                                                           ------------------------------
COMMON STOCK (92.2%)
  CAPITAL GOODS (.5%)
    Machinery (.5%)
     93,100   Asyst Technologies, Inc. (b).....................           $  1,251,031
                                                                          ------------
  COMMUNICATION SERVICES (1.9%)
    Telecommunication (1.2%)
     80,701   CTC Communications Group, Inc. (b)...............                373,242
     76,746   Polycom, Inc. (b)................................              2,470,262
                                                                          ------------
                                                                             2,843,504
                                                                          ------------
    Telephone (.7%)
     92,500   Advanced Fibre Communication, Inc. (b)...........              1,670,781
                                                                          ------------
  CONSUMER CYCLICAL (6.0%)
    Retail (2.7%)
     66,800   Abercrombie and Fitch Company (b)................              1,336,000
     74,200   Barnes & Noble, Inc. (b).........................              1,966,300
     28,300   Footstar, Inc. (b)...............................              1,400,850
     63,384   Marimba, Inc. (b)................................                285,228
    113,045   Valuevision International, Inc. (b)..............              1,427,193
                                                                          ------------
                                                                             6,415,571
                                                                          ------------
    Service (3.3%)
    102,014   Acxiom Corporation (b)...........................              3,972,170
     73,412   Getty Images, Inc. (b)...........................              2,349,184
     63,300   Mandalay Resort Group (b)........................              1,388,644
      8,889   Plexus Corporation (b)...........................                270,142
                                                                          ------------
                                                                             7,980,140
                                                                          ------------
  CONSUMER STAPLES (2.6%)
    Entertainment (1.8%)
    159,468   American Classic Voyages Company (b).............              2,232,552
     94,200   Championship Auto Racing Teams, Inc. (b).........              1,978,200
                                                                          ------------
                                                                             4,210,752
                                                                          ------------
    Food & Health (.8%)
     60,500   Hain Celestial Group, Inc. (b)...................              1,966,250
                                                                          ------------
  ENERGY (6.6%)
    Oil (.8%)
    149,400   Petroleum Geo-Services (b)(c)....................              1,988,887
                                                                          ------------
    Oil & Gas (5.8%)
     76,800   Precision Drilling Corporation (b)(c)............              2,884,800
     77,600   Seacor Smit, Inc. (b)............................              4,083,700
     34,443   Smith International, Inc. (b)....................              2,568,156
     68,796   Stone Energy Corporation (b).....................              4,440,782
                                                                          ------------
                                                                            13,977,438
                                                                          ------------
  FINANCIAL (4.8%)
    Auto Finance (1.2%)
    107,600   AmeriCredit Corporation (b)......................              2,932,100
                                                                          ------------
                                                                             MARKET
SHARES                                                                      VALUE(A)
------                                                           ------------------------------
  FINANCIAL--CONTINUED
    Insurance (3.6%)
    120,600   Fidelity National Finance........................           $  4,454,662
    157,200   Mid Atlantic Medical Services, Inc. (b)..........              3,114,525
     71,800   Mutual Risk Management, Ltd. (c).................              1,090,462
                                                                          ------------
                                                                             8,659,649
                                                                          ------------
  HEALTH CARE (26.7%)
    Biotechnology (4.2%)
     71,600   Aclara Biosciences, Inc. (b).....................                778,650
     53,400   Cell Therapeutics, Inc. (b)......................              2,406,337
     39,600   Inhale Therapeutic Systems, Inc. (b).............              1,999,800
     16,900   Intermune Pharmaceuticals, Inc. (b)..............                754,162
     65,849   Lynx Therapeutics, Inc. (b)......................                592,641
     32,956   Maxygen, Inc. (b)................................                807,422
     65,300   Medarex, Inc. (b)................................              2,660,975
                                                                          ------------
                                                                             9,999,987
                                                                          ------------
    Drugs (6.1%)
     84,700   Alkermes, Inc. (b)...............................              2,657,462
     72,300   Bindley Western Industries.......................              3,004,969
     51,300   K-V Pharmaceutical Company (b)...................              1,282,500
     74,935   Medicis Pharmaceutical Corporation (b)...........              4,430,532
     96,800   PRAECIS Pharmaceuticals , Inc. (b)...............              2,831,400
     16,000   Titan Pharmaceuticals, Inc. (b)..................                565,920
                                                                          ------------
                                                                            14,772,783
                                                                          ------------
    Hospital Management (6.1%)
    173,707   Province Healthcare Company (b)..................              6,839,713
     71,277   Universal Health Services, Inc. (b)..............              7,965,205
                                                                          ------------
                                                                            14,804,918
                                                                          ------------
    Managed Care (6.1%)
    124,894   Advance Paradigm, Inc. (b).......................              5,682,677
    261,900   Caremark Rx, Inc. (b)............................              3,552,019
     57,700   HCR Manor Care, Inc. (b).........................              1,190,062
    106,010   Oxford Health Plans (b)..........................              4,187,395
                                                                          ------------
                                                                            14,612,153
                                                                          ------------
    Medical Products/Supplies (2.4%)
    112,700   Amerisource Health Corporation (b)...............              5,691,350
                                                                          ------------
    Special Services (1.8%)
     42,600   Henry Schein, Inc. (b)...........................              1,475,025
    101,600   Renal Care Group, Inc. (b).......................              2,786,063
                                                                          ------------
                                                                             4,261,088
                                                                          ------------
  TECHNOLOGY (43.1%)
    Aerospace/Defense (.5%)
     68,400   Titan Corporation (b)............................              1,111,500
                                                                          ------------

              See accompanying notes to investments in securities.

                                                  SMALL COMPANY GROWTH PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                             MARKET
SHARES                                                                      VALUE(A)
------                                                           ------------------------------
  TECHNOLOGY--CONTINUED
    Communications Equipment (5.4%)
     51,200   Anaren Microwave, Inc. (b).......................           $  3,440,000
     99,125   Antec Corporation (b)............................                783,707
     83,432   AudioCodes, Ltd. (b)(c)..........................              1,131,546
    113,200   C-Cube Microsystems, Inc. (b)....................              1,393,775
     64,213   Powerwave Technologies, Inc. (b).................              3,756,461
     60,600   Proxim, Inc. (b).................................              2,605,800
                                                                          ------------
                                                                            13,111,289
                                                                          ------------
    Computer Peripherals (.4%)
     74,229   Interlink Electronics, Inc. (b)..................                941,780
                                                                          ------------
    Computer Services & Software (10.7%)
     94,600   Advantage Learning Systems, Inc. (b).............              3,180,925
    117,355   Backweb Technologies, Ltd. (b)(c)................                792,146
     48,200   Clarent Corporation (b)..........................                545,263
     54,300   FileNET Corporation (b)..........................              1,479,675
     25,900   Great Plains Software , Inc. (b).................              1,218,919
     21,400   Informatica Corporation (b)......................                846,638
     52,261   IONA Technologies PLC (b)(c).....................              3,501,487
     87,432   Manugistics Group, Inc. (b)......................              4,983,624
     29,500   NetIQ Corporation (b)............................              2,577,563
    157,626   Peregrine Systems, Inc. (b)......................              3,113,114
     40,919   QRS Corporation (b)..............................                524,275
     66,700   Remedy Corporation (b)...........................              1,104,719
     95,798   Sea Change International, Inc. (b)...............              1,945,897
                                                                          ------------
                                                                            25,814,245
                                                                          ------------
    Computer Systems (2.0%)
    123,700   Radiant Systems, Inc. (b)........................              2,535,850
     44,300   RSA Security, Inc. (b)...........................              2,342,363
                                                                          ------------
                                                                             4,878,213
                                                                          ------------
    Electrical Defense (1.2%)
     96,900   Aeroflex, Inc. (b)...............................              2,793,446
                                                                          ------------
    Electrical Equipment (3.3%)
    101,910   Alpha Industries, Inc. (b).......................              3,770,670
     56,420   Cree, Inc. (b)...................................              2,004,673
                                                                             MARKET
SHARES                                                                      VALUE(A)
------                                                           ------------------------------
  TECHNOLOGY--CONTINUED
    104,500   DSP Group, Inc. (b)..............................           $  2,199,399
                                                                          ------------
                                                                             7,974,742
                                                                          ------------
    Electrical Instruments (3.1%)
    120,397   APW, Ltd. (b)....................................              4,063,399
     53,800   Coherent, Inc. (b)...............................              1,748,500
     65,900   MIPS Technologies, Inc. (b)......................              1,758,706
                                                                          ------------
                                                                             7,570,605
                                                                          ------------
    Semiconductor Equipment (3.9%)
    134,411   Anadigics, Inc. (b)..............................              2,200,972
     61,216   Cymer, Inc. (b)..................................              1,575,356
     68,823   Dupont Photomasks, Inc. (b)......................              3,636,865
     55,155   Orbotech, Ltd. (b)(c)............................              2,057,971
                                                                          ------------
                                                                             9,471,164
                                                                          ------------
    Semiconductors (5.1%)
     21,700   Caliper Technologies Corporation (b).............              1,019,900
     76,300   Emcore Corporation (b)...........................              3,586,100
     70,700   Exar Corporation (b).............................              2,190,596
     64,800   MRV Communications, Inc. (b).....................                866,700
     97,282   Photronics, Inc. (b).............................              2,280,047
     76,000   SIPEX Corporation (b)............................              1,819,250
     15,600   Veeco Instruments, Inc...........................                625,950
                                                                          ------------
                                                                            12,388,543
                                                                          ------------
    Service (6.1%)
     87,088   Bisys Group, Inc. (b)............................              4,539,462
    119,964   Documentum, Inc. (b).............................              5,960,711
     81,328   Intranet Solutions, Inc. (b).....................              4,147,728
                                                                          ------------
                                                                            14,647,901
                                                                          ------------
    Software (.1%)
     11,700   THQ Inc. (b).....................................                285,188
                                                                          ------------
    Telecommunication (1.3%)
    107,612   Tekelec (b)......................................              3,228,360
                                                                          ------------
Total common stock (cost: $232,380,422)........................            222,255,358
                                                                          ------------

SHARES
------
SHORT-TERM SECURITIES (8.0%)
  12,380,502     Wells Fargo & Company--Cash Investment Fund, current rate        12,380,502
                  6.480%.....................................................
   6,803,782     Wells Fargo & Company--Treasury Plus Fund, current rate           6,803,782
                  6.480%.....................................................
                                                                               -------------
                 Total short-term securities (cost: $19,184,284).............     19,184,284
                                                                               -------------
                 Total investments in securities (cost: $251,564,706) (d)....  $ 241,439,642
                                                                               =============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 5.6% of net assets in foreign securities as of December 31, 2000.
(d) At December 31, 2000 the cost of securities for federal income tax purposes was $252,239,654. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........   $60,849,271
      Gross unrealized depreciation..........   (71,649,283)
                                                -----------
      Net unrealized depreciation............   $(10,800,012)
                                                ===========

                See accompanying notes to financial statements.

MATURING GOVERNMENT BOND 2002 PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 2000

(Percentages of each investment category relate to total net assets.)

                                                                                              MARKET
PRINCIPAL                                                       COUPON  MATURITY             VALUE(A)
---------                                                       ------  --------  ------------------------------
LONG-TERM DEBT SECURITIES (99.6%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (99.6%)
$1,085,000   Federal Home Loan Mortgage Corporation Strip                                   $  987,183
              (b).............................................  4.835%  08/15/02
 1,150,000   Financial Corporation Strip (b)..................  6.273%  04/06/02             1,071,592
   650,000   Financial Corporation Strip (b)..................  6.763%  08/03/03               562,347
   281,000   FNMA Strip (b)...................................  5.370%  05/29/03               245,510
   425,000   FNMA Strip (b)...................................  6.367%  08/01/03               367,688
   500,000   FNMA Strip (b)...................................  5.250%  08/15/03               431,670
   182,000   Israel Government Trust Certificates (b).........  7.030%  05/15/02               168,559
 1,150,000   Tennessee Valley Authority Strip (b).............  7.400%  04/15/03             1,005,030
 2,000,000   U.S. Treasury Principal Strip (b)................  6.623%  11/15/01             1,904,518
   600,000   U.S. Treasury Principal Strip (b)................  6.784%  08/15/02               551,261
   690,000   U.S. Treasury Principal Strip (b)................  6.211%  02/15/03               618,991
   700,000   U.S. Treasury Strip (b)..........................  6.247%  02/15/03               629,782
                                                                                            ----------
             Total U.S. government and agencies obligations
              (cost: $8,453,908)................................................             8,544,131
                                                                                            ----------
             Total long-term debt securities (cost: $8,453,908).................             8,544,131
                                                                                            ----------

SHARES
------
SHORT-TERM SECURITIES (.4%)
    26,499   Provident Institutional Funds--Federal Trust          26,499
              Fund, current rate 6.500%.......................
                                                                ---------
             Total short-term securities (cost: $26,499)......     26,499
                                                                ---------
             Total investments in securities (cost:
              $8,480,407) (c).................................  $8,570,630
                                                                =========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At December 31, 2000 the cost of securities for federal income tax purposes was $8,481,977. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........  $   112,219
      Gross unrealized depreciation..........      (23,566)
                                               -----------
      Net unrealized appreciation............  $    88,653
                                               ===========

                See accompanying notes to financial statements.

                                         MATURING GOVERNMENT BOND 2006 PORTFOLIO

                                                       INVESTMENTS IN SECURITIES
                                                               DECEMBER 31, 2000

           (Percentages of each investment category relate to total net assets.)

                                                                                              MARKET
PRINCIPAL                                                       COUPON  MATURITY             VALUE(A)
---------                                                       ------  --------  ------------------------------
LONG-TERM DEBT SECURITIES (99.1%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (99.1%)
$  686,000   Financial Corporation Strip (b)..................  5.142%  11/11/06            $  491,655
   921,000   Financial Corporation Strip (b)..................  7.647%  09/07/07               626,519
   810,000   FNMA Strip (b)...................................  7.620%  08/01/05               622,881
   613,000   FNMA Strip (b)...................................  5.745%  04/08/07               426,905
 1,000,000   Israel State Aid Strip (b).......................  6.578%  11/15/06               729,009
 1,000,000   Resolution Funding Corporation Strip (b).........  7.461%  07/15/07               702,859
 2,475,000   U.S. Treasury Strip (b)..........................  6.644%  11/15/06             1,846,026
 1,260,000   U.S. Treasury Strip (b)..........................  5.742%  02/15/07               924,171
                                                                                            ----------
             Total U.S. government and agencies obligations
              (cost: $5,955,354)................................................             6,370,025
                                                                                            ----------
             Total long-term debt securities (cost: $5,955,354).................             6,370,025
                                                                                            ----------

SHARES
------
SHORT-TERM SECURITIES (.9%)
    58,297   Provident Institutional Funds--Federal Trust          58,297
              Fund, current rate 6.500%.......................
                                                                ---------
             Total short-term securities (cost: $58,297)......     58,297
                                                                ---------
             Total investments in securities
              (cost: $6,013,651) (c)..........................  $6,428,322
                                                                =========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At December 31, 2000 the cost of securities for federal income tax purposes was $6,048,262. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........  $   401,393
      Gross unrealized depreciation..........      (21,333)
                                               -----------
      Net unrealized appreciation............  $   380,060
                                               ===========

              See accompanying notes to investments in securities.

MATURING GOVERNMENT BOND 2010 PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 2000

(Percentages of each investment category relate to total net assets.)

                                                                                              MARKET
PRINCIPAL                                                       COUPON  MATURITY             VALUE(A)
---------                                                       ------  --------  ------------------------------
LONG-TERM DEBT SECURITIES (98.6%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (98.6%)
$  412,000   Financial Corporation Strip (b)..................  5.490%  11/02/10            $  229,273
   945,000   Financial Corporation Strip (b)..................  7.920%  08/08/11               496,493
   719,000   FNMA Strip (b)...................................  6.000%  11/29/09               424,748
   950,000   FNMA Strip (b)...................................  5.695%  09/23/10               531,781
   132,000   Israel Government Trust Certificate (b)..........  7.660%  05/15/10                76,424
   350,000   Israel Government Trust Certificate (b)..........  6.590%  05/15/10               202,639
   515,000   Israel State Aid Strip (b).......................  8.264%  03/15/10               305,858
 1,100,000   Israel State Aid Strip (b).......................  6.850%  08/15/11               595,902
   550,000   Resolution Funding Corporation Strip (b).........  6.537%  04/15/11               307,658
   524,000   Turkey Government Trust Certificate (b)..........  6.687%  11/15/10               295,226
 1,700,000   U.S. Treasury Strip (b)..........................  6.142%  05/15/10             1,039,548
   750,000   U.S. Treasury Strip (b)..........................  6.635%  02/15/11               439,132
   905,000   U.S. Treasury Strip (b)..........................  6.354%  08/15/11               513,397
                                                                                            ----------
             Total U.S. government and agencies obligations
              (cost: $5,021,765)................................................             5,458,079
                                                                                            ----------
             Total long-term debt securities (cost: $5,021,765).................             5,458,079
                                                                                            ----------

SHARES
------
SHORT-TERM SECURITIES (1.4%)
    59,487   Provident Institutional Funds--Federal Trust          59,487
              Fund, current rate 6.500%.......................
                                                                ---------
             Total short-term securities (cost: $59,487)......     59,487
                                                                ---------
             Total investments in securities
              (cost: $5,081,252) (c)..........................  $5,517,566
                                                                =========

Notes to Investments in Securities
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At December 31, 2000 the cost of securities for federal income tax purposes was $5,110,053. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........   $441,392
      Gross unrealized depreciation..........    (33,879)
                                                --------
      Net unrealized appreciation............   $407,513
                                                ========

              See accompanying notes to investments in securities.

                                                           VALUE STOCK PORTFOLIO

                                                       INVESTMENTS IN SECURITIES
                                                               DECEMBER 31, 2000

           (Percentages of each investment category relate to total net assets.)

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
COMMON STOCK (92.1%)
  BASIC MATERIALS (4.8%)
    Aluminum (1.4%)
    67,396   Alcoa, Inc.......................................           $  2,257,766
                                                                         ------------
    Chemicals (1.0%)
    19,900   Dow Chemical Company.............................                728,837
    60,800   Lyondell Petrochemical Company...................                931,000
                                                                         ------------
                                                                            1,659,837
                                                                         ------------
    Mining (1.1%)
    32,700   Phelps Dodge Corporation.........................              1,825,069
                                                                         ------------
    Paper and Forest (1.3%)
    30,100   International Paper Company......................              1,228,456
    19,500   Willamette Industries, Inc.......................                915,281
                                                                         ------------
                                                                            2,143,737
                                                                         ------------
  CAPITAL GOODS (2.7%)
    Aerospace/Defense (.5%)
    18,400   Allied Signal, Inc...............................                870,550
                                                                         ------------
    Electrical Equipment (1.9%)
    11,300   Emerson Electric Company.........................                890,581
    35,800   General Electric Company.........................              1,716,162
    15,400   Solectron Corporation (b)........................                522,060
                                                                         ------------
                                                                            3,128,803
                                                                         ------------
    Machinery (.3%)
    12,000   Deere & Company..................................                549,750
                                                                         ------------
  COMMUNICATION SERVICES (8.1%)
    Telecommunication (.2%)
    59,000   Adelphia Business Solutions, Inc. (b)............                250,750
                                                                         ------------
    Telephone (7.9%)
    81,905   Bell Atlantic Corporation........................              4,105,488
    50,650   Bellsouth Corporation............................              2,073,484
   136,000   Nextlink Communications, Inc. (b)................              2,422,500
    94,410   SBC Communications, Inc..........................              4,508,077
                                                                         ------------
                                                                           13,109,549
                                                                         ------------
  CONSUMER CYCLICAL (5.6%)
    Broadcasting (.8%)
    91,900   AT&T Corporation - Liberty Media Group (b).......              1,246,394
                                                                         ------------
    Retail (3.3%)
    20,500   Family Dollar Stores.............................                439,469
     9,800   Home Depot, Inc..................................                447,737
    61,800   Lowes Companies, Inc.............................              2,750,100
    26,400   Target Corporation...............................                851,400
    19,200   Wal-Mart Stores, Inc.............................              1,020,000
                                                                         ------------
                                                                            5,508,706
                                                                         ------------
    Service (1.5%)
   251,275   Cendant Corporation (b)..........................              2,418,522
                                                                         ------------
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  CONSUMER STAPLES (10.9%)
    Beverage (2.2%)
    19,600   Anheuser-Busch Companies, Inc....................           $    891,800
    25,700   Pepsico, Inc.....................................              1,273,756
    24,200   The Coca-Cola Company............................              1,474,687
                                                                         ------------
                                                                            3,640,243
                                                                         ------------
    Broadcasting (.5%)
    21,400   Comcast Corporation (b)..........................                893,450
                                                                         ------------
    Entertainment (2.1%)
    68,100   The Walt Disney Company..........................              1,970,644
    23,900   Time Warner, Inc. (b)............................              1,516,156
                                                                         ------------
                                                                            3,486,800
                                                                         ------------
    Food (1.1%)
    19,000   Quaker Oats Company..............................              1,850,125
                                                                         ------------
    Household Products (1.8%)
    37,200   Procter & Gamble Company.........................              2,917,875
                                                                         ------------
    Personal Care (.7%)
    25,300   Avon Products, Inc...............................              1,211,237
                                                                         ------------
    Restaurants (.8%)
    38,200   McDonalds Corporation............................              1,298,800
                                                                         ------------
    Tobacco (1.7%)
    65,200   Philip Morris Companies, Inc.....................              2,868,800
                                                                         ------------
  ENERGY (8.5%)
    Oil (6.5%)
    23,820   Chevron Corporation..............................              2,011,301
   101,952   Exxon Mobil Corporation..........................              8,863,451
                                                                         ------------
                                                                           10,874,752
                                                                         ------------
    Oil & Gas (2.0%)
    50,400   Baker Hughes, Inc................................              2,094,750
    40,200   Global Marine, Inc. (b)..........................              1,140,675
                                                                         ------------
                                                                            3,235,425
                                                                         ------------
  FINANCIAL (32.7%)
    Auto Finance (.9%)
    40,200   Fleet Boston Financial Corporation...............              1,510,012
                                                                         ------------
    Banks (6.9%)
    52,380   Bank of America Corporation......................              2,402,932
    29,300   Bank One Corporation.............................              1,073,112
    55,222   Chase Manhattan Corporation......................              2,509,150
    18,200   The Bank of New York Company, Inc................              1,004,412
    47,700   U.S. Bancorp.....................................              1,392,244
    55,000   Wells Fargo & Company............................              3,062,812
                                                                         ------------
                                                                           11,444,662
                                                                         ------------
    Consumer Finance (3.2%)
    32,600   American Express Company.........................              1,790,962
    21,600   Capital One Financial Corporation................              1,421,550
    38,600   Household International, Inc.....................              2,123,000
                                                                         ------------
                                                                            5,335,512
                                                                         ------------
    Investment Company (1.6%)
    24,800   Diamonds Trust Series I..........................              2,648,175
                                                                         ------------

              See accompanying notes to investments in securities.

VALUE STOCK PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  FINANCIAL--CONTINUED
    Finance-Diversified (9.0%)
   129,206   CitiGroup, Inc...................................           $  6,597,581
    50,610   Federal National Mortgage Association............              4,390,418
    58,300   Freddie Mac......................................              4,015,413
                                                                         ------------
                                                                           15,003,412
                                                                         ------------
    Insurance (4.5%)
    23,400   Allstate Corporation.............................              1,019,363
    49,550   American International Group.....................              4,883,772
    33,900   Nationwide Financial Services, Inc...............              1,610,250
                                                                         ------------
                                                                            7,513,385
                                                                         ------------
    Investment Bankers/Brokers (3.7%)
    17,600   Goldman Sachs Group, Inc.........................              1,882,100
    29,900   Merrill Lynch & Company, Inc.....................              2,038,806
    28,910   Morgan Stanley Dean Witter & Company.............              2,291,118
                                                                         ------------
                                                                            6,212,024
                                                                         ------------
    Real Estate Investment Trust (1.9%)
    61,800   Highwoods Properties, Inc........................              1,537,275
    75,900   ProLogis Trust...................................              1,688,775
                                                                         ------------
                                                                            3,226,050
                                                                         ------------
    Savings and Loans (1.0%)
    30,200   Washington Mutual, Inc...........................              1,602,488
                                                                         ------------
  HEALTH CARE (6.9%)
    Drugs (2.7%)
    23,000   Bristol-Myers Squibb Company.....................              1,700,563
    29,900   Merck & Company, Inc.............................              2,799,388
                                                                         ------------
                                                                            4,499,951
                                                                         ------------
    Health Care-Diversified (4.2%)
    32,600   Abbott Laboratories..............................              1,579,063
    28,700   Johnson & Johnson................................              3,015,294
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  HEALTH CARE--CONTINUED
    52,200   Tenet Healthcare Corporation (b).................           $  2,319,638
                                                                         ------------
                                                                            6,913,995
                                                                         ------------
  TECHNOLOGY (6.2%)
    Communications Equipment (2.7%)
   136,000   ADC Telecommunications, Inc. (b).................              2,465,000
   109,700   McLeodUSA, Inc. (b)..............................              1,549,513
    15,400   Nortel Networks Corporation (c)..................                493,763
                                                                         ------------
                                                                            4,508,276
                                                                         ------------
    Computer Hardware (1.5%)
   108,600   Compaq Computer Corporation......................              1,634,430
    26,400   Hewlett-Packard Company..........................                833,250
                                                                         ------------
                                                                            2,467,680
                                                                         ------------
    Computer Services & Software (1.0%)
    37,500   Microsoft Corporation (b)........................              1,631,250
                                                                         ------------
    Semiconductors (1.0%)
    75,900   Microchip Technology, Inc. (b)...................              1,665,056
                                                                         ------------
  UTILITIES (5.7%)
    Electric Companies (3.3%)
     8,900   AES Corporation (b)..............................                492,838
    39,600   PECO Energy Company..............................              2,780,316
    65,700   Southern Company.................................              2,184,525
                                                                         ------------
                                                                            5,457,679
                                                                         ------------
    Natural Gas (1.2%)
    24,900   Enron Corporation................................              2,069,813
                                                                         ------------
    Power Products-Industrial (1.2%)
    30,000   NRG Energy, Inc. (b).............................                834,375
    43,400   Southern Energy, Inc. (b)........................              1,228,763
                                                                         ------------
                                                                            2,063,138
                                                                         ------------
Total common stock
 (cost: $135,038,575).........................................            153,019,498
                                                                         ------------

SHARES
------
SHORT-TERM SECURITIES (5.9%)
 5,215,910   Federated Money Market Obligations Trust--Prime Obligation       5,215,910
              Fund, current rate 6.480%...................................
 4,480,266   Provident Institutional Fund--TempFund Portfolio, current        4,480,266
              rate 6.500%.................................................
    50,432   Wells Fargo & Company--Cash Investment Fund, current rate           50,432
              6.480%......................................................
                                                                            -----------
             Total short-term securities (cost: $9,746,608)...............    9,746,608
                                                                            -----------
             Total investments in securities (cost: $144,785,183) (d).....  $162,766,106
                                                                            ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 0.3% of net assets in foreign securities as of December 31, 2000.
(d) At December 31, 2000 the cost of securities for federal income tax purposes was $147,790,685. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........  $27,667,165
      Gross unrealized depreciation..........  (12,691,744)
                                               -----------
      Net unrealized appreciation............  $14,975,421
                                               ===========

              See accompanying notes to investments in securities.

                                                   SMALL COMPANY VALUE PORTFOLIO

                                                       INVESTMENTS IN SECURITIES
                                                               DECEMBER 31, 2000

           (Percentages of each investment category relate to total net assets.)

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
COMMON STOCK (91.1%)
  BASIC MATERIALS (8.9%)
    Agriculture Products (.3%)
     2,600   NCO Group, Inc. (b)..............................           $    78,975
                                                                         -----------
    Chemicals (7.7%)
    41,900   Agrium, Inc. (c).................................               612,788
    24,000   American Pacific Corporation (b).................               132,000
     1,800   Cabot Microcelectronics Corporation (b)..........                93,487
     2,000   Cambrex Corporation..............................                90,500
    36,100   Methanex Corporation (b)(c)......................               232,394
     5,200   Minerals Technologies, Inc.......................               177,775
     9,500   PolyOne Corporation..............................                55,812
    14,000   Stepan Company...................................               331,625
                                                                         -----------
                                                                           1,726,381
                                                                         -----------
    Iron and Steel (.3%)
     2,814   Belden, Inc......................................                71,405
                                                                         -----------
    Paper and Forest (.6%)
     9,000   Packaging Corporation of America (b).............               145,125
                                                                         -----------
  CAPITAL GOODS (13.5%)
    Aerospace/Defense (3.1%)
    26,000   BE Aerospace, Inc. (b)...........................               416,000
     1,695   Curtiss Wright Corporation.......................                78,817
     4,700   Primex Technologies, Inc.........................               149,812
     1,900   Teledyne Technologies, Inc. (b)..................                44,887
                                                                         -----------
                                                                             689,516
                                                                         -----------
    Engineering/Construction (.6%)
     8,100   Elcor Corporation................................               136,687
                                                                         -----------
    Machinery (4.2%)
    12,100   CTB International Corporation (b)................                96,422
    18,000   Denison International PLC (b)(c).................               267,750
    20,100   JLG Industries, Inc. ............................               213,563
    30,600   Wabtec Corporation...............................               359,550
                                                                         -----------
                                                                             937,285
                                                                         -----------
    Manufacturing (2.3%)
     4,500   ACT Manufacturing, Inc. (b)......................                70,875
    15,000   Gentek, Inc......................................               247,500
     1,887   GSI Group, Inc. (b)(c)...........................                15,096
    10,600   Hawk Corporation (b).............................                57,637
     5,843   Steelcase, Inc...................................                81,072
     2,965   Wolverine Tube, Inc. (b).........................                35,550
                                                                         -----------
                                                                             507,730
                                                                         -----------
    Metal Fabrication (3.0%)
    21,600   ABC-NACO, Inc. (b)...............................               130,950
    19,475   Ladish Company, Inc. (b).........................               209,356
     8,000   Lindberg Corporation.............................               143,500
     5,354   Penn Engineering & Manufacturing Corporation.....               188,728
                                                                         -----------
                                                                             672,534
                                                                         -----------
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  CAPITAL GOODS--CONTINUED
    Trucks and Parts (.3%)
     2,700   Navistar International Corporation (b)...........           $    70,706
                                                                         -----------
  COMMUNICATION SERVICES (.1%)
    Telecommunication (.1%)
     3,257   Channell Commercial Corporation (b)..............                21,170
                                                                         -----------
  CONSUMER CYCLICAL (25.0%)
    Auto (5.9%)
    12,000   American Axle & Manufacturing Holdings (b).......                95,250
    17,600   Borg-Warner Automotive, Inc......................               704,000
    15,000   Dura Automotive Systems, Inc. (b)................                78,750
    13,100   Lear Corporation (b).............................               325,044
    29,100   Titan International, Inc. (b)....................               123,675
                                                                         -----------
                                                                           1,326,719
                                                                         -----------
    Building Materials (.3%)
     3,028   Nortek, Inc. (b).................................                71,726
                                                                         -----------
    Houseware (.2%)
     2,500   Furniture Brands International, Inc. (b).........                52,656
                                                                         -----------
    Leisure (4.5%)
    15,000   International Game Technology (b)................               720,000
    16,400   Steinway Musical Instruments, Inc. (b)...........               294,175
                                                                         -----------
                                                                           1,014,175
                                                                         -----------
    Lodging--Hotel (.4%)
     3,075   MGM Grand, Inc...................................                86,677
                                                                         -----------
    Photography/Imagery (.2%)
     2,553   CPI Corporation..................................                51,060
                                                                         -----------
    Publishing (2.7%)
    10,300   A.H. Belo Corporation............................               164,800
    28,000   Hollinger International, Inc.....................               444,500
                                                                         -----------
                                                                             609,300
                                                                         -----------
    Retail (1.7%)
     2,800   Ann Taylor Stores Corporation (b)................                69,825
     2,600   Bradlees, Inc. (b)...............................                   569
     8,000   Consolidated Stores Corporation (b)..............                85,000
     2,100   Michaels Stores, Inc. (b)........................                55,650
     4,300   OshKosh B'Gosh, Inc..............................                79,550
     7,489   Whitehall Jewellers, Inc. (b)....................                52,891
     2,300   Wilsons The Leather Experts, Inc. (b)............                32,200
                                                                         -----------
                                                                             375,685
                                                                         -----------

              See accompanying notes to investments in securities.

SMALL COMPANY VALUE PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  CONSUMER CYCLICAL--CONTINUED
    Service (9.0%)
    16,600   Anchor Gaming (b)................................           $   647,400
    15,000   Argosy Gaming Company (b)........................               287,812
    22,000   Harrahs Entertainment, Inc. (b)..................               580,250
    23,000   Mandalay Resort Group (b)........................               504,562
                                                                         -----------
                                                                           2,020,024
                                                                         -----------
    Textiles (.1%)
     4,173   Polymer Group, Inc...............................                22,430
                                                                         -----------
  CONSUMER STAPLES (3.3%)
    Agriculture Products (.6%)
     4,700   Corn Products International, Inc.................               136,594
                                                                         -----------
    Broadcasting (.9%)
     3,100   Cox Enterprises (b)..............................                69,944
     1,200   Entravision Communications (b)...................                22,050
    12,000   Interep National Radio Sales, Inc. (b)...........                42,000
     2,483   Salem Communications Corporation (b).............                37,090
     2,200   Westwood One, Inc. (b)...........................                42,487
                                                                         -----------
                                                                             213,571
                                                                         -----------
    Entertainment (1.0%)
    11,000   Championship Auto Racing Teams, Inc. (b).........               231,000
                                                                         -----------
    Restaurants (.2%)
    30,000   Zapata Corporation (b)...........................                46,875
                                                                         -----------
    Service (.6%)
     5,676   Amerco, Inc. (b).................................               111,392
       900   Watson Wyatt & Company Holdings (b)..............                21,150
                                                                         -----------
                                                                             132,542
                                                                         -----------
  ENERGY (12.4%)
    Oil (.3%)
     3,300   Pennaco Energy, Inc. (b).........................                64,762
                                                                         -----------
    Oil & Gas (12.1%)
    10,000   Basin Exploration, Inc. (b)......................               255,000
     9,000   Cabot Oil & Gas Corporation......................               280,687
    56,500   Canadian 88 Energy Corporation (b)(c)............               152,550
     1,682   Canadian Natural Resources, Ltd. (b)(c)..........                46,255
     2,900   Core Laboratories NV (b)(c)......................                79,206
     4,500   Cross Timbers Oil Company........................               124,875
     3,800   HS Resources, Inc. (b)...........................               161,025
    21,800   Ocean Energy, Inc. (b)...........................               378,775
     3,700   OSCA, Inc. (b)...................................                62,669
     8,400   Plains Resources, Inc. (b).......................               177,450
     7,122   Pure Resources, Inc. (b).........................               144,221
     8,500   W-H Energy Services , Inc. (b)...................               167,344
    21,000   Western Gas Resources, Inc.......................               707,437
                                                                         -----------
                                                                           2,737,494
                                                                         -----------
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  FINANCIAL (12.8%)
    Banks (.9%)
     9,300   Staten Island BanCorporation, Inc................           $   198,787
                                                                         -----------
    Commercial Finance (.5%)
     4,000   Dun & Bradstreet Corporation (b).................               103,500
                                                                         -----------
    Finance--Diversified (1.5%)
     7,100   Dollar Thrifty Auto Group, Inc. (b)..............               133,125
     8,000   Moody's Corporation..............................               205,500
                                                                         -----------
                                                                             338,625
                                                                         -----------
    Insurance (6.8%)
    18,000   ACE, Ltd. (c)....................................               763,875
     1,000   American Physicians Capital, Inc. (b)............                16,563
     3,200   Everest Re Group, Ltd. (c).......................               229,200
     3,186   PartnerRe, Ltd. (c)..............................               194,346
     4,300   RenaissanceRE Holding, Ltd. (c)..................               336,744
                                                                         -----------
                                                                           1,540,728
                                                                         -----------
    Real Estate Investment Trust (.2%)
     4,500   Entertainment Properties Trust...................                49,500
                                                                         -----------
    Savings and Loans (2.9%)
     7,000   Dime BanCorporation, Inc. (b)....................               206,938
    22,100   PBOC Holdings, Inc. (b)..........................               210,641
     8,998   Richmond County Financial Corporation............               235,073
                                                                         -----------
                                                                             652,652
                                                                         -----------
  HEALTH CARE (2.0%)
    Biotechnology (.8%)
       800   Aviron (b).......................................                53,450
       800   Intermune Pharmaceuticals, Inc. (b)..............                35,700
     4,318   Invivo Corporation (b)...........................                40,751
     4,600   Versicor (b).....................................                39,675
                                                                         -----------
                                                                             169,576
                                                                         -----------
    Drugs (.3%)
     6,300   Sangstat Medical Corporation (b).................                74,813
                                                                         -----------
    Hospital Management (.3%)
     2,000   Community Health Systems (b).....................                70,000
                                                                         -----------
    Medical Products/Supplies (.5%)
     5,200   Aradigm Corporation (b)..........................                76,050
     5,400   Aspect Medical Systems, Inc. (b).................                46,575
                                                                         -----------
                                                                             122,625
                                                                         -----------
    Special Services (.1%)
     1,200   Dynacare, Inc. (b)(c)............................                13,050
                                                                         -----------

              See accompanying notes to investments in securities.

                                                   SMALL COMPANY VALUE PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  TECHNOLOGY (9.7%)
    Communications Equipment (1.3%)
       933   Alamosa PCS Holdings, Inc. (b)...................           $     7,464
     2,700   L-3 Communications Holdings, Inc. (b)............               207,900
     2,900   Spectrasite Holdings, Inc. (b)...................                38,425
     3,000   UTStarom, Inc. (b)...............................                46,500
                                                                         -----------
                                                                             300,289
                                                                         -----------
    Computer Hardware ( -- )
     2,300   Simple Technology (b)............................                 8,913
                                                                         -----------
    Computer Peripherals (.4%)
     6,300   Hutchinson Technology, Inc. (b)..................                86,625
                                                                         -----------
    Computer Services & Software (.7%)
       700   Genomica Corporation (b).........................                 3,697
     1,171   Lifeminders.com, Inc. (b)........................                 4,099
     8,600   Micros Systems, Inc. (b).........................               156,950
                                                                         -----------
                                                                             164,746
                                                                         -----------
    Computer Systems (1.5%)
    20,000   Bell & Howell Company (b)........................               330,000
                                                                         -----------
    Electrical Defense (1.4%)
     4,800   Alliant Techsystems, Inc. (b)....................               320,400
                                                                         -----------
    Electrical Equipment (1.4%)
    15,400   BEI Technologies, Inc............................               179,025
     7,900   Thomas and Betts Corporation.....................               127,881
                                                                         -----------
                                                                             306,906
                                                                         -----------
    Electrical Instruments (1.2%)
     7,200   Coherent, Inc. (b)...............................               234,000
     4,400   Nova Measuring Instruments, Ltd. (b)(c)..........                30,525
                                                                         -----------
                                                                             264,525
                                                                         -----------
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  TECHNOLOGY--CONTINUED
    Semiconductor Equipment (.3%)
     1,100   Axcelis Technologies, Inc. (b)...................           $     9,763
     3,700   Imation Corporation (b)..........................                57,350
                                                                         -----------
                                                                              67,113
                                                                         -----------
    Semiconductors (.8%)
    11,800   Entegris, Inc. (b)...............................                88,316
       800   Pixelworks, Inc. (b).............................                17,900
     5,200   SCG Holding Corporation (b)......................                27,300
     9,800   Tvia, Inc. (b)...................................                38,588
                                                                         -----------
                                                                             172,104
                                                                         -----------
    Service (.7%)
     3,200   Fair Isaac & Company.............................               163,200
                                                                         -----------
    Software ( -- )
       200   Talarian Corporation (b).........................                   700
                                                                         -----------
  TRANSPORTATION (2.2%)
    Air Freight (.2%)
    14,000   AirNet Systems, Inc. (b).........................                53,375
                                                                         -----------
    Airlines (1.3%)
     8,200   America West Holdings Corporation (b)............               105,063
    28,000   Mesa Air Group, Inc. (b).........................               196,000
                                                                         -----------
                                                                             301,063
                                                                         -----------
    Railroads (.7%)
     6,000   Genesee & Wyoming, Inc. (b)......................               164,250
                                                                         -----------
  UTILITIES (1.2%)
    Electric Companies (1.2%)
    10,500   Western Resources, Inc...........................               260,531
                                                                         -----------
Total common stock (cost: $16,856,163)........................            20,549,400
                                                                         -----------

SHARES
------
SHORT-TERM SECURITIES (5.2%)
 1,170,148   Wells Fargo & Company--Cash Investment Fund, current rate 6.480%.....   1,170,148
                                                                                    ----------
             Total short-term securities (cost: $1,170,148).......................   1,170,148
                                                                                    ----------
             Total investments in securities (cost: $18,026,311) (d)..............  $21,719,548
                                                                                    ==========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 13.2% of net assets in foreign securities as of December 31, 2000.
(d) At December 31, 2000 the cost of securities for federal income tax purposes was $18,037,453. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........  $ 5,564,975
      Gross unrealized depreciation..........   (1,882,880)
                                               -----------
      Net unrealized appreciation............  $ 3,682,095
                                               ===========

              See accompanying notes to investments in securities.

GLOBAL BOND PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 2000

(Percentages of each investment category relate to total net assets.)

                                                                                                      MARKET
PRINCIPAL(B)                                                        COUPON    MATURITY               VALUE(A)
------------                                                       --------  -----------  ------------------------------
LONG-TERM DEBT SECURITIES (96.9%)
  CANADA (6.3%)
    Government (6.3%)
   2,430,000    Government of Canada (Canadian Dollar)...........   6.000%     06/01/11            $ 1,693,704
     450,000    Government of Canada (U.S. Dollar)...............   6.375%     11/30/04                459,573
     200,000    Quebec Province (U.S. Dollar)....................   5.750%     02/15/09                193,067
                                                                                                   -----------
                                                                                                     2,346,344
                                                                                                   -----------
  GERMANY (26.7%)
    Chemicals (.3%)
     130,000    Neste Chemical (Euro)............................  12.250%     08/15/10                104,170
    Government (26.4%)
     716,000    Bundesobligat (Euro).............................   4.750%     11/20/01                672,723
   1,415,000    Bundesrepublic (Euro)............................   3.750%     01/04/09              1,236,874
   1,760,000    Bundesrepublic (Euro)............................   4.000%     07/04/09              1,555,464
     530,000    Bundesrepublic (Euro)............................   6.000%     07/04/07                531,604
   3,280,000    Deutschland Republic (Euro)......................   4.500%     02/18/03              3,083,266
   2,060,000    Deutschland Republic (Euro)......................   4.500%     07/04/09              1,883,460
     362,000    Deutschland Republic (Euro)......................   6.500%     07/04/27                392,785
     478,000    Deutschland Republic (Euro)......................   6.250%     01/04/24                495,424
                                                                                                   -----------
                                                                                                     9,955,770
                                                                                                   -----------
  GREECE (.7%)
    Electrical Equipment (.7%)
     300,000    Public Power Corporation (Euro)..................   4.500%     03/12/09                253,658
                                                                                                   -----------
  ITALY (2.7%)
    Government (2.7%)
 101,000,000    Republic of Italy (Japanese Yen).................   3.750%     06/08/05                996,115
                                                                                                   -----------
  JAPAN (7.4%)
    Government (7.4%)
  36,000,000    Japan (Japanese Yen).............................   1.700%     03/22/10                314,795
 119,200,000    Japan (Japanese Yen).............................   2.500%     12/21/20              1,091,275
  34,500,000    Japan (Japanese Yen).............................   2.900%     11/20/30                319,024
 112,000,000    Japan (Japanese Yen).............................   6.300%     09/20/01              1,021,184
                                                                                                   -----------
                                                                                                     2,746,278
                                                                                                   -----------
  LUXEMBOURG (.4%)
    Investment Bankers/Brokers (.4%)
      90,000    PTC International Finance II 144A Issue                                                 72,375
                 (Euro) (d)......................................  11.250%     12/01/09
     100,000    SWT Finance 144A Issue (Euro) (d)................  12.500%     06/01/10                 84,501
                                                                                                   -----------
                                                                                                       156,876
                                                                                                   -----------
  MEXICO (3.2%)
    Government (3.2%)
   3,000,000    International Bank of Reconstruction &                                                 309,882
                 Development (Mexican Peso)......................  15.875%     02/28/03
 100,000,000    United Mexican States (Japanese Yen).............   3.000%     12/01/03                896,673
                                                                                                   -----------
                                                                                                     1,206,555
                                                                                                   -----------
  NETHERLANDS (1.1%)
    Government (.3%)
     130,000    Petroplus 144A Issue (Euro) (d)..................  10.500%     10/15/10                124,498
    Telecommunication (.8%)
     150,000    KPNQwest (Euro)..................................   7.125%     06/01/09                123,231
     140,000    United Pan-Europe (Euro).........................  10.875%     08/01/09                 84,125
     160,000    Versatel Telecom 144A Issue (Euro) (d)...........  11.250%     03/30/10                 88,632
                                                                                                   -----------
                                                                                                       420,486
                                                                                                   -----------
  NEW ZEALAND (4.4%)
    Government (4.4%)
   3,589,000    New Zealand (New Zealand Dollar).................  10.000%     03/15/02              1,655,056
                                                                                                   -----------

              See accompanying notes to investments in securities.

                                                           GLOBAL BOND PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                                     MARKET
PRINCIPAL(B)                                                       COUPON     MATURITY              VALUE(A)
------------                                                       --------  -----------  ------------------------------
  NORWAY (3.9%)
    Government (3.9%)
  13,270,000    Norway (Norwegian Krone).........................   5.500%     05/15/09            $ 1,457,390
                                                                                                   -----------
  POLAND (2.8%)
    Government (2.8%)
   5,080,000    Poland Government (Polish Zloty).................   8.500%     06/12/05              1,036,283
                                                                                                   -----------
  SOUTH AFRICA (1.7%)
    Government (1.7%)
   5,000,000    International Bank Reconstruction and Development                                      155,020
                 (South African Rand) (c)........................  13.720%     05/14/12
  15,000,000    International Bank Reconstruction and Development                                      243,353
                 (South African Rand) (c)........................  13.090%     12/29/17
   1,640,000    South Africa (South African Rand)................  12.000%     02/28/05                216,536
                                                                                                   -----------
                                                                                                       614,909
                                                                                                   -----------
  SOUTH KOREA (.8%)
    Government (.8%)
  20,000,000    Korea Development Bany (Japanese Yen)............   1.650%     12/02/02                175,219
  15,000,000    Korea Industries (Japanese Yen)..................   2.200%     08/07/02                132,399
                                                                                                   -----------
                                                                                                       307,618
                                                                                                   -----------
  SWEDEN (6.0%)
    Government (6.0%)
  15,580,000    Sweden (Swedish Krona)...........................   3.500%     04/20/06              1,571,684
   6,040,000    Sweden (Swedish Krona)...........................   6.000%     02/09/05                676,380
                                                                                                   -----------
                                                                                                     2,248,064
                                                                                                   -----------
  UNITED KINGDOM (.6%)
    Food (.3%)
      90,000    Premier 144A Issue (British Sterling                                                   117,637
                 Pound) (d)......................................  12.250%     09/01/09
    Government (.2%)
      60,000    Travelex PLC 144A Issue (British Sterling                                               86,939
                 Pound) (d)......................................  10.500%     07/31/10
    Telecommunication (.1%)
      60,000    Colt Telephone (Euro)............................   7.625%     12/15/09                 51,686
                                                                                                   -----------
                                                                                                       256,262
                                                                                                   -----------
  UNITED STATES (28.2%)
    Aerospace/Defense (.3%)
     100,000    Boeing Company (U.S. Dollar).....................   6.350%     11/15/07                100,343
    Aluminum (.6%)
     200,000    Alcoa, Inc. (U.S. Dollar)........................   7.375%     08/01/10                211,349
    Auto Finance (.7%)
     250,000    Ford Motor Credit Corporation (U.S. Dollar)......   7.500%     03/15/05                255,225
    Banks (.9%)
     150,000    Bank of America Corporation (U.S. Dollar)........   5.875%     02/15/09                138,765
     200,000    Wells Fargo Bank NA (U.S. Dollar)................   7.550%     06/21/10                211,672
    Containers-Metal/Glass (1.1%)
     400,000    Kimberly-Clark (U.S. Dollar).....................   7.100%     08/01/07                422,835
    Electric Companies (1.0%)
     100,000    Florida Power & Light Company (U.S. Dollar)......   6.875%     12/01/05                102,386
     250,000    Wisconsin Power & Light (U.S. Dollar)............   7.000%     06/15/07                254,528
    Electrical Equipment (1.2%)
     250,000    GTE Corporation (U.S. Dollar)....................   9.100%     06/01/03                264,696
     150,000    Honeywell International, Inc. (U.S. Dollar)......   7.500%     03/01/10                161,858
    Investment Bankers/Brokers (.6%)
     200,000    Morgan Stanley Dean Witter & Company (U.S.                                             215,445
                 Dollar).........................................   8.000%     06/15/10
    Natural Gas (.1%)
      50,000    El Paso Energy Corporation (U.S. Dollar).........   6.950%     12/15/07                 50,123
    Oil (.5%)
     200,000    BP Amoco PLC (U.S. Dollar).......................   5.900%     04/15/09                193,286
    Power Products--Industrial (.4%)
     150,000    Xcel Energy, Inc. (U.S. Dollar)..................   7.000%     12/01/10                148,741

              See accompanying notes to investments in securities.

GLOBAL BOND PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                                     MARKET
PRINCIPAL(B)                                                       COUPON     MATURITY              VALUE(A)
------------                                                       --------  -----------  ------------------------------
  UNITED STATES--CONTINUED
    Retail (.7%)
     250,000    Wal-Mart Stores, Inc. (U.S. Dollar)..............   6.875%     08/10/09            $   261,223
    Telecommunication (.3%)
      90,000    NTL, Inc. (British Sterling Pound)...............   9.500%     04/01/08                107,822
    U.S. Government and Agencies Obligations (19.8%)
     184,878    FHLMC (U.S. Dollar)..............................   6.500%     05/01/13                185,058
     493,750    FHLMC (U.S. Dollar)..............................   6.500%     06/01/29                486,961
     543,066    FHLMC (U.S. Dollar)..............................   6.500%     06/01/29                535,526
     350,000    FHLMC (U.S. Dollar)..............................   7.000%     03/15/10                374,526
     200,000    FNMA (U.S. Dollar)...............................   6.000%     08/01/14                197,285
   1,000,001    FNMA (U.S. Dollar)...............................   6.500%     08/15/04              1,025,916
      86,934    FNMA (U.S. Dollar)...............................   6.500%     08/01/14                 86,895
     100,000    FNMA (U.S. Dollar)...............................   6.500%     10/01/15                 99,955
     498,754    FNMA (U.S. Dollar)...............................   6.500%     01/01/30                491,673
     100,000    FNMA (U.S. Dollar)...............................   6.500%     04/01/30                 98,580
     150,000    FNMA (U.S. Dollar)...............................   6.500%     09/01/30                147,870
         814    FNMA (U.S. Dollar)...............................   7.000%     03/01/15                    821
     412,060    FNMA (U.S. Dollar)...............................   7.000%     02/01/29                413,696
     496,896    FNMA (U.S. Dollar)...............................   7.000%     01/01/30                497,471
     149,797    FNMA (U.S. Dollar)...............................   7.000%     01/01/30                149,970
     299,766    FNMA (U.S. Dollar)...............................   7.000%     10/01/30                300,112
     450,000    FNMA (U.S. Dollar)...............................   7.000%     12/01/30                450,520
     607,400    GNMA (U.S. Dollar)...............................   7.500%     01/01/30                617,378
      50,000    U.S. Treasury Bond (U.S. Dollar).................   6.000%     08/15/09                 52,774
     200,000    U.S. Treasury Bond (U.S. Dollar).................   6.125%     08/15/29                217,812
     550,003    U.S. Treasury Note (U.S. Dollar).................   5.250%     02/15/29                528,089
     200,000    U.S. Treasury Note (U.S. Dollar).................   6.250%     07/31/02                202,891
     250,000    U.S. Treasury Strip (U.S. Dollar) (c)............   5.777%     11/15/04                204,982
                                                                                                   -----------
                                                                                                    10,467,058
                                                                                                   -----------
                Total long-term debt securities (cost: $35,341,597).....................            36,124,722
                                                                                                   -----------

SHARES
------
SHORT-TERM SECURITIES (.8%)
     289,139   Provident Institutional Funds--Temp Fund Portfolio (U.S. Dollar)                     289,139
                current rate 6.500%..................................................
                                                                                                -----------
               Total short-term securities (cost: $289,139)..........................               289,139
                                                                                                -----------
               Total investments in securities (cost: $35,630,736)(e)................           $36,413,861
                                                                                                ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Principal amounts for debt securities are denominated in the currencies indicated.
(c) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(d) Long term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933 as amended, and may be sold to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the board of directors.
(e) At December 31, 2000 the cost of securities for federal income tax purposes was $35,644,962. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........  $ 1,543,991
      Gross unrealized depreciation..........     (775,092)
                                               -----------
      Net unrealized appreciation............  $   768,899
                                               ===========

                See accompanying notes to financial statements.

                                                     INDEX 400 MID-CAP PORTFOLIO

                                                       INVESTMENTS IN SECURITIES
                                                               DECEMBER 31, 2000

           (Percentages of each investment category relate to total net assets.)

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
COMMON STOCK (91.7%)
  BASIC MATERIALS (4.2%)
    Agriculture Products (.1%)
       940   NCO Group, Inc. (b)..............................           $    28,552
                                                                         -----------
    Chemicals (2.6%)
     1,083   A Schulman, Inc..................................                12,454
     2,447   Airgas, Inc. (b).................................                16,670
     1,683   Albemarle Corporation............................                41,654
     2,435   Cabot Corporation (b)............................                64,223
       885   Cabot Microcelectronics Corporation..............                45,965
     4,138   Crompton Corporation.............................                43,451
     1,476   Cytec Industries, Inc. (b).......................                58,948
     1,256   Ferro Corporation................................                28,888
       475   HB Fuller Company................................                18,740
     4,216   IMC Global, Inc..................................                65,612
     1,912   Lubrizol Corporation.............................                49,234
     4,317   Lyondell Petrochemical Company...................                66,104
       665   Minerals Technologies, Inc.......................                22,735
     1,643   Olin Corporation.................................                36,351
     1,697   Quest Diagnostics, Inc. (b)......................               240,974
     3,747   RPM, Inc.........................................                32,084
     3,802   Solutia, Inc.....................................                45,624
     1,563   Valspar Corporation..............................                50,297
                                                                         -----------
                                                                             940,008
                                                                         -----------
    Construction (.3%)
     1,717   Martin Marietta Materials, Inc...................                72,629
     1,593   USG Corporation..................................                35,842
                                                                         -----------
                                                                             108,471
                                                                         -----------
    Iron and Steel (.2%)
     3,953   AK Steel Corporation.............................                34,589
       825   Carpenter Technology Corporation.................                28,875
       909   Ryerson Tull, Inc................................                 7,499
     1,658   UCAR International, Inc. (b).....................                16,165
                                                                         -----------
                                                                              87,128
                                                                         -----------
    Paper and Forest (1.0%)
     1,840   Bowater, Inc.....................................               103,730
     1,897   Longview Fibre Company...........................                25,609
     1,557   PH Glatfelter Company............................                19,385
       934   Rayonier, Inc....................................                37,185
     3,654   Sonoco Products Company..........................                79,018
     2,941   The Timber Company...............................                88,046
     1,882   Wausau-Mosinee Paper Corporation.................                19,055
                                                                         -----------
                                                                             372,028
                                                                         -----------
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------

  CAPITAL GOODS (5.1%)
    Aerospace/Defense (.3%)
     1,823   Precision Castparts Corporation..................           $    76,680
       377   Sequa Corporation (b)............................                13,713
                                                                         -----------
                                                                              90,393
                                                                         -----------
    Electrical Equipment (1.0%)
     2,626   Diebold, Inc.....................................                87,643
     2,178   Hubbell, Inc.....................................                57,717
     5,359   SCI Systems, Inc. (b)............................               141,344
     5,065   Vishay Intertechnology, Inc. (b).................                76,608
                                                                         -----------
                                                                             363,312
                                                                         -----------
    Engineering/Construction (1.1%)
     1,539   Dycom Industries, Inc. (b).......................                55,308
     1,002   Granite Construction, Inc........................                28,995
       993   Jacobs Engineering Group, Inc. (b)...............                45,864
     1,297   Newport News Shipbuilding, Inc...................                67,444
     2,121   Quanta Services, Inc. (b)........................                68,270
     2,581   United Rentals, Inc. (b).........................                34,682
     3,468   Varco International, Inc. (b)....................                75,429
                                                                         -----------
                                                                             375,992
                                                                         -----------
    Machinery (1.0%)
     2,188   Agco Corporation.................................                26,530
     1,128   Albany International Corporation (b).............                15,158
     1,982   Cooper Cameron Corporation (b)...................               130,936
     2,171   Hanover Compressor Company (b)...................                96,745
     1,098   Kaydon Corporation...............................                27,313
     1,112   Kennametal, Inc..................................                32,387
       633   Tecumseh Products Company........................                26,546
                                                                         -----------
                                                                             355,615
                                                                         -----------
    Manufacturing (1.2%)
     1,181   Ametek, Inc......................................                30,632
     1,111   Carlisle Companies, Inc..........................                47,704
     1,640   Donaldson Company, Inc...........................                45,613
     1,664   Federal Signal Corporation.......................                32,656
     1,375   Flowserve Corporation (b)........................                29,391
     1,185   Nordson Corporation..............................                30,217
     1,786   Pentair, Inc.....................................                43,199
     1,029   Stewart & Stevenson Services, Inc................                23,362
     1,405   Teleflex, Inc....................................                62,083
     1,370   Trinity Industries, Inc..........................                34,250
     1,396   York International Corporation...................                42,840
                                                                         -----------
                                                                             421,947
                                                                         -----------
    Metal Fabrication ( -- )
       187   Maxxam, Inc. (b).................................                 2,840
                                                                         -----------
    Office Equipment (.5%)
     2,875   Herman Miller, Inc...............................                82,656
     2,211   Hon Industries, Inc..............................                56,380

              See accompanying notes to investments in securities.

INDEX 400 MID-CAP PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  CAPITAL GOODS--CONTINUED
     1,494   Wallace Computer Services, Inc...................           $    25,398
                                                                         -----------
                                                                             164,434
                                                                         -----------
  COMMUNICATION SERVICES (1.6%)
    Cellular (.1%)
     2,058   Price Communications Corporation (b).............                34,600
                                                                         -----------
    Telecommunication (.3%)
     2,771   Polycom, Inc. (b)................................                89,192
                                                                         -----------
    Telephone (1.2%)
     2,962   Advanced Fibre Communication, Inc. (b)...........                53,501
     7,937   Broadwing, Inc. (b)..............................               181,063
     2,159   Telephone and Data Systems, Inc..................               194,310
                                                                         -----------
                                                                             428,874
                                                                         -----------
  CONSUMER CYCLICAL (11.7%)
    Auto (1.0%)
     2,607   ArvinMeritor, Inc................................                29,655
       786   Bandag, Inc......................................                31,882
       962   Borg-Warner Automotive, Inc......................                38,480
     1,466   Harsco Corporation...............................                36,192
     2,365   Lear Corporation (b).............................                58,682
       993   Modine Manufacturing Company.....................                20,605
     1,165   SPX Corporation (b)..............................               126,038
       949   Superior Industries International, Inc...........                29,953
                                                                         -----------
                                                                             371,487
                                                                         -----------
    Building Materials (.5%)
     2,546   American Standard Companies, Inc. (b)............               125,550
     5,051   Clayton Homes, Inc...............................                58,086
                                                                         -----------
                                                                             183,636
                                                                         -----------
    Construction (.1%)
     1,305   Lancaster Colony Corporation.....................                36,622
                                                                         -----------
    Houseware (.1%)
     1,823   Furniture Brands International, Inc. (b).........                38,397
                                                                         -----------
    Leisure (.7%)
     2,724   Callaway Golf Company............................                50,735
     1,270   Gtech Holdings Corporation (b)...................                26,114
     2,662   International Game Technology (b)................               127,776
     2,890   Premier Parks, Inc. (b)..........................                49,672
                                                                         -----------
                                                                             254,297
                                                                         -----------
    Publishing (1.9%)
     4,175   A.H. Belo Corporation............................                66,800
     2,466   Harte-Hanks, Inc.................................                58,413
     1,142   Houghton Mifflin Company.........................                52,960
     1,611   Lee Enterprises, Inc.............................                48,028
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  CONSUMER CYCLICAL--CONTINUED
       811   Media General, Inc...............................           $    29,520
     3,771   Readers Digest Association.......................               147,540
       642   Scholastic Corporation (b).......................                56,897
       375   Washington Post..................................               231,328
                                                                         -----------
                                                                             691,486
                                                                         -----------
    Retail (3.3%)
     3,638   Abercrombie and Fitch Company (b)................                72,760
     1,696   American Eagle Outfitters, Inc. (b)..............                71,656
     2,358   Barnes & Noble, Inc. (b).........................                62,487
     2,660   BJs Wholesale Club, Inc. (b).....................               102,078
     2,887   Borders Group, Inc. (b)..........................                33,742
     3,212   CDW Computer Centers, Inc. (b)...................                89,535
     1,884   Claire's Stores, Inc.............................                33,794
     3,963   Dollar Tree Stores, Inc. (b).....................                97,093
     3,509   Energizer Holdings, Inc. (b).....................                75,005
     6,285   Family Dollar Stores.............................               134,735
     1,414   Fastenal Company.................................                77,593
     1,112   Lands End, Inc. (b)..............................                27,933
     1,743   Neiman-Marcus Group, Inc. (b)....................                61,985
       794   Payless ShoeSource, Inc. (b).....................                56,175
     3,017   Ross Stores, Inc.................................                50,912
     5,192   Saks, Inc. (b)...................................                51,920
     1,971   Tech Data Corporation (b)........................                53,309
     2,046   Williams-Sonoma, Inc. (b)........................                40,920
                                                                         -----------
                                                                           1,193,632
                                                                         -----------
    Service (3.2%)
     3,268   Acxiom Corporation (b)...........................               127,248
     2,794   Apollo Group, Inc. (b)...........................               137,430
     2,038   Catalina Marketing Corporation (b)...............                79,355
     2,800   Checkfree Corporation (b)........................               120,575
     2,559   Devry, Inc. (b)..................................                96,602
     1,445   Expeditors International Wash, Inc...............                91,938
     2,783   Mandalay Resort Group (b)........................                61,052
       143   NCH Corporation..................................                 5,434
    10,922   Park Place Entertainment Corporation (b).........               130,381
     1,901   Pittston Brinks Group............................                37,782
     1,470   Plexus Corporation (b)...........................                44,674
     1,103   Rollins, Inc.....................................                22,129
     2,164   Sothebys Holdings (b)............................                50,178
     1,780   True North Communications , Inc..................                75,650
     3,387   Viad Corporation.................................                77,901
                                                                         -----------
                                                                           1,158,329
                                                                         -----------
    Textiles (.9%)
     4,382   Jones Apparel Group, Inc. (b)....................               141,046
     1,932   Mohawk Industries, Inc. (b)......................                52,889
     4,558   Shaw Industries, Inc.............................                86,317
     1,976   Unifi, Inc. (b)..................................                17,660

              See accompanying notes to investments in securities.

                                                     INDEX 400 MID-CAP PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  CONSUMER CYCLICAL--CONTINUED
     1,816   Westpoint Stevens, Inc...........................           $    13,602
                                                                         -----------
                                                                             311,514
                                                                         -----------
  CONSUMER STAPLES (9.6%)
    Beverage (.3%)
     5,845   Whitman Corporation (b)..........................                95,712
                                                                         -----------
    Broadcasting (2.0%)
     2,123   ACNielsen Corporation (b)........................                76,959
     1,317   Chris-Craft Industries, Inc. (b).................                87,581
     1,723   Emmis Communications (b).........................                49,429
     3,999   Hispanic Broadcasting Corporation (b)............               101,974
     7,582   Univision Communications, Inc. (b)...............               310,388
     4,020   Westwood One, Inc. (b)...........................                77,636
                                                                         -----------
                                                                             703,967
                                                                         -----------
    Entertainment (.6%)
     1,952   International Speedway Corporation...............                74,176
     1,823   Macrovision Corporation (b)......................               134,930
                                                                         -----------
                                                                             209,106
                                                                         -----------
    Food (1.6%)
     1,305   Dean Foods Company...............................                40,047
     2,051   Dole Food Company, Inc...........................                33,585
     1,036   Dreyer's Grand Ice Cream, Inc....................                33,411
     3,675   Flowers Industries, Inc..........................                57,881
     5,122   Hormel Foods Corporation.........................                95,397
     3,878   IBP, Inc.........................................               103,736
     1,850   Interstate Bakeries Corporation..................                26,016
     1,063   Lance, Inc.......................................                13,454
     2,513   McCormick & Company, Inc.........................                90,625
       883   The JM Smucker Company...........................                24,680
     1,791   Universal Foods Corporation......................                40,745
                                                                         -----------
                                                                             559,577
                                                                         -----------
    Food & Health (.1%)
     1,034   Suiza Foods Corporation (b)......................                49,632
                                                                         -----------
    Household Products (.3%)
     1,761   Blythe Industries, Inc...........................                42,484
     1,400   Church & Dwight Company, Inc.....................                31,150
     3,486   Dial Corporation.................................                38,346
                                                                         -----------
                                                                             111,980
                                                                         -----------
    Personal Care (.2%)
     1,662   Carter-Wallace, Inc..............................                55,469
     2,699   Perrigo Company (b)..............................                22,351
                                                                         -----------
                                                                              77,820
                                                                         -----------
    Restaurants (.7%)
     1,277   Bob Evans Farms..................................                27,216
     2,405   Brinker International, Inc. (b)..................               101,611
     2,081   CBRL Group, Inc..................................                37,848
       917   Lone Star Steakhouse & Saloon, Inc...............                 8,826
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  CONSUMER STAPLES--CONTINUED
     2,817   Outback Steakhouse, Inc. (b).....................           $    72,890
       814   Papa Johns International, Inc. (b)...............                18,111
                                                                         -----------
                                                                             266,502
                                                                         -----------
    Retail (.4%)
     1,697   Ruddick Corporation..............................                19,409
     8,267   Tyson Foods, Inc.................................               105,404
                                                                         -----------
                                                                             124,813
                                                                         -----------
    Service (2.8%)
       831   Banta Corporation................................                21,124
     6,194   Cintas Corporation...............................               329,443
     7,932   Concord EFS, Inc. (b)............................               348,512
     1,312   Kelly Services, Inc..............................                30,996
     1,385   Korn/Ferry International (b).....................                29,431
     2,781   Manpower, Inc....................................               105,678
     3,544   Modis Professional Services, Inc. (b)............                14,619
     1,823   Ogden Corporation (b)............................                28,029
     1,281   Sylvan Learning Systems, Inc. (b)................                18,975
     1,967   Valassis Communications, Inc. (b)................                62,083
                                                                         -----------
                                                                             988,890
                                                                         -----------
    Tobacco (.6%)
     3,723   R.J. Reynolds Tobacco Holdings, Inc..............               181,496
     1,010   Universal Corporation............................                35,350
                                                                         -----------
                                                                             216,846
                                                                         -----------
  ENERGY (5.8%)
    Oil (.1%)
     2,884   Pennzoil-Quaker State Company....................                37,135
                                                                         -----------
    Oil & Gas (5.7%)
     3,050   BJ Services Company (b)..........................               210,069
     5,087   Ensco International, Inc.........................               173,276
     6,461   Global Marine, Inc. (b)..........................               183,331
     3,986   Grant Prideco, Inc. (b)..........................                87,443
     1,831   Helmerich & Payne, Inc...........................                80,335
     1,655   Murphy Oil Corporation...........................               100,024
     2,948   National Oilwell, Inc. (b).......................               114,051
     2,055   Noble Affiliates, Inc............................                94,530
     4,932   Noble Drilling Corporation (b)...................               214,234
     6,152   Ocean Energy, Inc................................               106,891
     3,728   Pioneer Natural Resources Company (b)............                73,395
     1,852   Smith International, Inc. (b)....................               138,090
     2,049   Tidewater, Inc...................................                90,924
     3,193   Ultramar Diamond Shamrock Corporation............                98,584
     2,235   Valero Energy Corporation........................                83,114

              See accompanying notes to investments in securities.

INDEX 400 MID-CAP PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  ENERGY--CONTINUED
     4,036   Weatherford International, Inc. (b)..............           $   190,701
                                                                         -----------
                                                                           2,038,992
                                                                         -----------
  FINANCIAL (13.9%)
    Auto Finance (.2%)
     2,868   AmeriCredit Corporation (b)......................                78,153
                                                                         -----------
    Banks (6.3%)
     2,452   Associated Banc-Corporation......................                74,479
     5,318   Banknorth Group, Inc.............................               106,028
     1,754   City National Corporation........................                68,077
     4,441   Compass Bancshares, Inc..........................               106,029
     4,730   First Tennessee National Corporation.............               136,874
     1,694   First Virginia Banks, Inc........................                81,312
     3,222   Firstmerit Corporation...........................                86,138
     1,422   Greater Bay Bancorp..............................                58,302
     5,822   Hibernia Corporation.............................                74,230
     1,097   Investors Financial Services.....................                94,342
     3,412   M & T Bank.......................................               232,016
     3,821   Marshal & Ilsley Corporation.....................               194,221
     2,568   Mercantile Bankshares Corporation................               110,906
     7,543   National Commerce BanCorporation.................               186,689
     2,920   Pacific Century Financial Corporation............                51,647
     1,792   Provident Financial Group........................                67,200
     1,795   Silicon Valley Bancshares (b)....................                62,040
     2,952   TCF Financial Corporation........................               131,549
     1,340   Westamerica BanCorporation.......................                57,620
     1,189   Wilmington Trust Corporation.....................                73,792
     3,195   Zion BanCorporation..............................               199,488
                                                                         -----------
                                                                           2,252,979
                                                                         -----------
    Commercial Finance (.6%)
     2,995   Dun & Bradstreet Corporation (b).................                77,496
     6,012   North Fork BanCorporation........................               147,670
                                                                         -----------
                                                                             225,166
                                                                         -----------
    Finance--Diversified (.6%)
     3,313   MCN Energy Group, Inc............................                91,729
     1,626   PMI Group, Inc...................................               110,060
                                                                         -----------
                                                                             201,789
                                                                         -----------
    Insurance (2.7%)
     1,952   Allmerica Financial Corporation..................               141,520
     2,423   American Financial Group, Inc....................                64,361
     1,684   Everest Re Group, Ltd. (c).......................               120,616
     1,488   Horace Mann Educators Corporation................                31,806
     2,031   Leucadial National...............................                71,974
     1,695   Mony Group, Inc..................................                83,797
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  FINANCIAL--CONTINUED
     2,206   Ohio Casualty Corporation........................           $    22,060
     4,326   Old Republic International Corporation...........               138,432
     2,371   Protective Life Corporation......................                76,465
     1,390   Radian Group, Inc................................               104,337
     2,494   Unitrin, Inc.....................................               101,319
                                                                         -----------
                                                                             956,687
                                                                         -----------
    Investment Bankers/Brokers (1.8%)
     2,971   A.G. Edwards, Inc................................               140,937
    11,465   E*trade Group, Inc. (b)..........................                84,554
     1,157   Investment Technology Group, Inc. (b)............                48,305
     2,273   Legg Mason, Inc..................................               123,879
     1,791   Neuberger Berman, Inc............................               145,183
     3,074   Waddell & Reed Financial, Inc....................               115,659
                                                                         -----------
                                                                             658,517
                                                                         -----------
    Real Estate Investment Trust (.2%)
     2,298   Lennar Corporation...............................                83,303
                                                                         -----------
    Savings and Loans (1.5%)
     1,832   Astoria Financial Corporation....................                99,501
     3,983   Dime BanCorporation, Inc. (b)....................               117,747
     3,710   Greenpoint Financial Corporation.................               151,878
     2,260   Roslyn BanCorporation, Inc.......................                61,726
     8,303   Sovereign BanCorporation, Inc....................                67,462
     1,777   Webster Financial Corporation....................                50,311
                                                                         -----------
                                                                             548,625
                                                                         -----------
  HEALTH CARE (11.6%)
    Biotechnology (4.1%)
     3,485   Genzyme Surgical Products (b)....................               313,432
     1,728   Gilead Sciences, Inc. (b)........................               143,316
     1,756   Idec Pharmaceuticals Corporation (b).............               332,872
     2,356   Incyte Pharmaceuticals, Inc. (b).................                58,606
     7,806   Millennium Pharmaceuticals, Inc. (b).............               482,996
     1,591   Protein Design Labs, Inc. (b)....................               138,218
                                                                         -----------
                                                                           1,469,440
                                                                         -----------
    Drugs (2.4%)
     1,295   Barr Laboratories, Inc. (b)......................                94,454
     4,948   Bergen Brunswig Corporation......................                78,327
     1,999   COR Therapeutics, Inc. (b).......................                70,340
     2,924   ICN Pharmaceuticals, Inc.........................                89,730
     4,583   Mylan Laboratories, Inc..........................               115,434
     2,707   Sepracor, Inc. (b)...............................               216,898
     2,492   Steris Corporation (b)...........................                40,184
     2,168   Vertex Pharmaceuticals , Inc. (b)................               155,012
                                                                         -----------
                                                                             860,379
                                                                         -----------

              See accompanying notes to investments in securities.

                                                     INDEX 400 MID-CAP PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  HEALTH CARE--CONTINUED
    Health Care--Diversified (.7%)
     5,854   IVAX Corporation (b).............................           $   224,208
     2,626   Quorum Health Group, Inc. (b)....................                41,360
                                                                         -----------
                                                                             265,568
                                                                         -----------
    Hospital Management (.6%)
     8,916   Health Management Associates, Inc. (b)...........               185,007
     1,161   Pacificare Health Systems, Inc. (b)..............                17,415
                                                                         -----------
                                                                             202,422
                                                                         -----------
    Managed Care (1.6%)
     1,415   Express Scripts, Inc. (b)........................               144,684
     1,749   First Health Group Corporation (b)...............                81,438
     4,495   Foundation Health Systems, Inc. (b)..............               117,713
     3,164   Oxford Health Plans (b)..........................               124,978
     1,380   Trigon Healthcare, Inc. (b)......................               107,381
                                                                         -----------
                                                                             576,194
                                                                         -----------
    Medical Products/Supplies (1.8%)
     1,902   Amerisource Health Corporation (b)...............                96,051
     1,891   Dentsply International, Inc......................                73,985
     2,154   Edwards Lifesciences Corporation (b).............                38,234
     2,296   Hillenbrand Industries, Inc......................               118,244
     1,913   Lincare Holdings, Inc. (b).......................               109,161
     2,369   Minimed, Inc. (b)................................                99,572
     3,862   Sybron International Corporation (b).............                79,171
     2,232   VISX, Inc. (b)...................................                23,297
                                                                         -----------
                                                                             637,715
                                                                         -----------
    Special Services (.4%)
     1,930   Apria Healthcare Group, Inc. (b).................                57,418
     2,122   Covance, Inc. (b)................................                22,812
     3,383   Omnicare, Inc....................................                73,157
                                                                         -----------
                                                                             153,387
                                                                         -----------
  TECHNOLOGY (19.4%)
    Aerospace/Defense (.1%)
     1,978   Titan Corporation (b)............................                32,143
                                                                         -----------
    Communications Equipment (2.0%)
     1,421   Adtran, Inc. (b).................................                30,196
     1,399   Antec Corporation (b)............................                11,061
     1,881   Commscope, Inc. (b)..............................                31,154
     1,928   CSG Systems International, Inc. (b)..............                90,496
     2,467   Harris Corporation...............................                75,552
     1,224   L-3 Communications Holdings, Inc. (b)............                94,248
     1,748   Mastec , Inc. (b)................................                34,960
     1,809   Plantronics, Inc. (b)............................                85,023
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  TECHNOLOGY--CONTINUED
     2,321   Powerwave Technologies, Inc. (b).................           $   135,779
     3,033   Transwitch Corporation (b).......................               118,666
                                                                         -----------
                                                                             707,135
                                                                         -----------
    Computer Hardware (.8%)
     2,404   Nvidia Corporation (b)...........................                78,769
     5,469   Quantum Corporation (b)..........................                72,806
     2,816   Reynolds & Reynolds..............................                57,024
     2,472   SanDisk Corporation (b)..........................                68,598
                                                                         -----------
                                                                             277,197
                                                                         -----------
    Computer Networking (1.3%)
    12,857   3COM Corporation (b).............................               109,285
     1,951   Affiliated Computer Services, Inc. (b)...........               118,401
     3,207   Legato Systems, Inc. (b).........................                23,852
     1,959   SEI Investments Company..........................               219,408
                                                                         -----------
                                                                             470,946
                                                                         -----------
    Computer Peripherals (.3%)
     1,578   Avocent Corporation (b)..........................                42,606
     1,412   Infocus Corporation (b)..........................                20,827
     3,761   Storage Technology Corporation (b)...............                33,849
                                                                         -----------
                                                                              97,282
                                                                         -----------
    Computer Services & Software (3.8%)
     9,027   Cadence Design Systems, Inc. (b).................               248,243
    10,272   Informix Corporation (b).........................                30,495
     1,582   Jack Henry & Associates..........................                98,282
     2,531   Keane, Inc. (b)..................................                24,677
     1,941   Macromedia, Inc. (b).............................               117,916
     2,371   Mentor Graphics Corporation (b)..................                65,054
     1,820   National Instruments Corporation (b).............                88,384
     5,054   Networks Associates, Inc. (b)....................                21,164
     2,398   Nova Corporation (b).............................                47,810
     6,939   Rational Software Corporation (b)................               270,187
     1,757   Retek, Inc. (b)..................................                42,827
     1,303   Structural Dynamics Research Corporation (b).....                13,030
     3,220   Sybase, Inc. (b).................................                63,796
     2,383   Synopsys, Inc. (b)...............................               113,044
     1,215   Transaction Systems Architects, Inc. (b).........                14,048
     2,672   Wind River Systems (b)...........................                91,182
                                                                         -----------
                                                                           1,350,139
                                                                         -----------
    Computer Systems (.8%)
     5,589   Comdisco, Inc....................................                63,924
     4,882   Sungard Data Systems, Inc. (b)...................               230,064
                                                                         -----------
                                                                             293,988
                                                                         -----------

              See accompanying notes to investments in securities.

INDEX 400 MID-CAP PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  TECHNOLOGY--CONTINUED
    Electrical Defense (.4%)
     1,663   Litton Industries, Inc. (b)......................           $   130,857
                                                                         -----------
    Electrical Equipment (1.3%)
     3,606   Arrow Electronics, Inc. (b)......................               103,222
     3,387   Avnet, Inc.......................................                72,821
     2,183   Beckman Instruments, Inc.........................                91,550
       920   DSP Group, Inc. (b)..............................                19,363
     3,214   Kemet Corporation (b)............................                48,612
     1,566   Sawtek, Inc. (b).................................                72,330
     2,841   Sensormatic Electronics Corporation (b)..........                56,998
                                                                         -----------
                                                                             464,896
                                                                         -----------
    Electrical Instruments (1.3%)
     1,939   Credence Systems Corporation (b).................                44,597
     1,421   MIPS Technologies, Inc. (b)......................                36,213
     4,748   Waters Corporation (b)...........................               396,458
                                                                         -----------
                                                                             477,268
                                                                         -----------
    Semiconductor Equipment (1.0%)
     2,777   Cirrus Logic, Inc. (b)...........................                52,069
     2,231   Dallas Semiconductor.............................                57,169
     1,294   Imation Corporation (b)..........................                20,057
     6,987   Jabil Circuit, Inc. (b)..........................               177,295
     4,578   Lam Research Corporation (b).....................                66,381
                                                                         -----------
                                                                             372,971
                                                                         -----------
    Semiconductors (3.1%)
    17,121   Atmel Corporation (b)............................               199,032
     4,828   Cypress Semiconductor Corporation (b)............                95,051
     3,897   Integrated Device Technology, Inc. (b)...........               129,088
     2,276   International Rectifier Corporation (b)..........                68,280
     3,943   Lattice Semiconductor Corporation (b)............                72,453
     3,129   Micrel, Inc. (b).................................               105,408
     4,380   Microchip Technology, Inc. (b)...................                96,086
     5,958   RF Micro Devices, Inc. (b).......................               163,473
     2,443   Semtech Corporation (b)..........................                53,899
     2,883   Triquint Semiconductor, Inc. (b).................               125,951
                                                                         -----------
                                                                           1,108,721
                                                                         -----------
    Service (2.6%)
     2,082   Bisys Group, Inc. (b)............................               108,524
     1,491   ChoicePoint, Inc. (b)............................                97,754
     4,586   DST Systems, Inc. (b)............................               307,262
     4,544   Fiserv, Inc. (b).................................               215,556
     3,259   Galileo International, Inc.......................                65,180
     3,152   Gartner Group, Inc. (b)..........................                19,984
     1,485   Sykes Enterprises, Inc. (b)......................                 6,590
     2,805   Symantec Corporation (b).........................                93,617
                                                                         -----------
                                                                             914,467
                                                                         -----------
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  TECHNOLOGY--CONTINUED
    Software (.6%)
     4,855   Electronic Arts, Inc. (b)........................           $   206,944
                                                                         -----------
  TRANSPORTATION (1.8%)
    Air Freight (.7%)
     1,764   Airborne Freight Corporation.....................                17,199
     3,102   CH Robinson Worldwide, Inc.......................                97,519
     1,716   EGL, Inc. (b)....................................                41,077
     1,888   Expeditors International Wash, Inc...............               101,362
                                                                         -----------
                                                                             257,157
                                                                         -----------
    Airlines (.2%)
       971   Alaska Airgroup, Inc. (b)........................                28,887
     1,404   Atlas Air, Inc. (b)..............................                45,806
                                                                         -----------
                                                                              74,693
                                                                         -----------
    Railroads (.3%)
     1,753   GATX Corporation.................................                87,431
     1,703   Wisconsin Central Transportation                                 25,651
              Corporation (b).................................
                                                                         -----------
                                                                             113,082
                                                                         -----------
    Shipping (.2%)
     1,485   Alexander & Baldwin, Inc.........................                38,981
     1,248   Overseas Shipholding Group, Inc..................                28,626
                                                                         -----------
                                                                              67,607
                                                                         -----------
    Trucking (.4%)
     1,785   CNF Transportation, Inc..........................                60,355
     1,291   JB Hunt Transport Services, Inc. (b).............                21,705
     2,323   Swift Transportation Company, Inc. (b)...........                46,024
                                                                         -----------
                                                                             128,084
                                                                         -----------
  UTILITIES (7.0%)
    Electric Companies (5.7%)
     2,901   Alliant Energy Corporation.......................                92,469
       842   Black Hills Corporation..........................                37,680
       826   Cleco Corporation................................                45,224
     3,254   Conectiv, Inc....................................                65,283
     4,704   DPL, Inc.........................................               156,114
     2,057   DQE, Inc.........................................                67,367
     4,334   Energy East Corporation..........................                85,326
     1,206   Hawaiian Electric Industries.....................                44,848
     1,374   IDACorporation, Inc..............................                67,412
     3,229   Ipalco Enterprises, Inc..........................                78,101
     2,271   Kansas City Power & Light Company................                62,311
     2,735   Minnesota Power & Light Company..................                67,862
     3,880   Montana Power Company............................                80,510
     5,275   Northeast Utilities..............................               127,919
     2,859   OGE Energy Corporation...........................                69,867

              See accompanying notes to investments in securities.

                                                     INDEX 400 MID-CAP PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  UTILITIES--CONTINUED
     4,090   Potomac Electric Power Company...................           $   101,064
     1,435   Public Service Company of New Mexico.............                38,476
     3,145   Puget Sound Energy, Inc..........................                87,470
     3,846   Scana Corporation................................               113,697
     2,881   Sierra Pacific Resources.........................                46,276
     4,625   Teco Energy, Inc.................................               149,734
     3,705   UtiliCorporation United, Inc.....................               114,855
     2,254   Vectren Corporation..............................                57,759
     2,570   Western Resources, Inc...........................                63,768
     4,443   Wisconsin Energy Corporation.....................               100,245
                                                                         -----------
                                                                           2,021,637
                                                                         -----------
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  UTILITIES--CONTINUED
    Natural Gas (.8%)
     1,990   AGL Resources, Inc...............................           $    43,904
     1,446   National Fuel Gas Company........................                91,008
     2,957   Questar Corporation..............................                88,895
     1,705   Washington Gas Light Company.....................                51,896
                                                                         -----------
                                                                             275,703
                                                                         -----------
    Power Products--Industrial (.2%)
     1,948   NSTAR............................................                83,521
                                                                         -----------
    Water Utilities (.3%)
     3,614   American Water Works Company, Inc................               106,161
                                                                         -----------
Total common stock (cost: $30,429,659)........................            32,786,681
                                                                         -----------

SHARES
------
SHORT-TERM SECURITIES (8.4%)
     1,220,642       Federated Money Market Obligations Trust--Prime Obligation Fund, current rate       1,220,642
                      6.460%......................................................................
     1,743,133       Provident Institution Funds--TempFund Portfolio, current rate 6.460 %........       1,743,133
        55,849       Wells Fargo & Company--Cash Investment Fund, current rate 6.480%.............          55,849
                                                                                                    --------------
                     Total short-term securities (cost: $3,019,624)...............................       3,019,624
                                                                                                    --------------
                     Total investments in securities (cost: $33,449,283) (d)......................  $   35,806,305
                                                                                                    ==============



Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Porfolio held 0.3% of net assets in foreign securities as of December 31, 2000.
(d) At December 31, 2000 the cost of securities for federal income tax purposes was $34,114,347. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation..........  $ 6,020,345
      Gross unrealized depreciation..........   (4,328,387)
                                               -----------
      Net unrealized appreciation............  $ 1,691,958
                                               ===========

                See accompanying notes to financial statements.

MACRO-CAP VALUE PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 2000

(Percentages of each investment category relate to total net assets.)

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
COMMON STOCK (97.3%)
  BASIC MATERIALS (8.7%)
    Aluminum (.7%)
     5,664   Alcoa, Inc.......................................           $   189,744
                                                                         -----------
    Chemicals (6.2%)
     9,900   Alza Corporation.................................               420,750
     4,600   American Home Products...........................               292,330
    11,076   Pharmacia Corporation (c)........................               675,636
     9,400   Rohm and Haas Company............................               341,337
                                                                         -----------
                                                                           1,730,053
                                                                         -----------
    Iron and Steel (.4%)
     6,700   Allegheny Technologies, Inc......................               106,362
                                                                         -----------
    Paper and Forest (1.4%)
    13,497   Smurfit-Stone Container Corporation (b)..........               201,611
     3,800   Temple Inland, Inc...............................               203,775
                                                                         -----------
                                                                             405,386
                                                                         -----------
  CAPITAL GOODS (10.7%)
    Electrical Equipment (5.6%)
     4,600   Cooper Industries, Inc...........................               211,312
     4,150   Gemstar--TV Guide International (b)..............               191,419
    21,300   General Electric Company.........................             1,021,069
     6,700   Tycom, Ltd.......................................               149,912
                                                                         -----------
                                                                           1,573,712
                                                                         -----------
    Machinery (.9%)
     6,000   Baker Hughes, Inc................................               249,375
                                                                         -----------
    Manufacturing (3.7%)
    18,432   Tyco International, Ltd. (c).....................             1,022,976
                                                                         -----------
    Waste Management (.5%)
     5,455   Waste Management, Inc. ..........................               151,376
                                                                         -----------
  COMMUNICATION SERVICES (5.4%)
    Cellular (.2%)
     2,800   Nextel Communications, Inc. (b)..................                69,300
                                                                         -----------
    Telecommunication (2.3%)
     6,400   Global Crossing, Ltd. (b)(c).....................                91,600
     4,250   Level 3 Communications, Inc. (b).................               139,453
    10,027   MCI Worldcom, Inc. (b)...........................               141,005
     3,200   Qwest Communications International, Inc. (b).....               131,200
     6,700   Sprint Corporation (b)...........................               136,931
                                                                         -----------
                                                                             640,189
                                                                         -----------
    Telephone (2.9%)
     8,164   Bell Atlantic Corporation........................               409,220
     8,306   SBC Communications, Inc..........................               396,611
                                                                         -----------
                                                                             805,831
                                                                         -----------
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  CONSUMER CYCLICAL (6.0%)
    Auto (1.0%)
     5,669   Ford Motor Company...............................           $   132,872
     6,100   Lear Corporation (b).............................               151,356
                                                                         -----------
                                                                             284,228
                                                                         -----------
    Publishing (.8%)
     6,800   News Corporation, Ltd. ADR (c)...................               219,300
                                                                         -----------
    Retail (3.3%)
     3,600   Home Depot, Inc. (b).............................               164,475
    11,000   TJX Companies, Inc. .............................               305,250
     8,300   Wal-Mart Stores, Inc.............................               440,937
                                                                         -----------
                                                                             910,662
                                                                         -----------
    Service (.4%)
    11,570   Cendant Corporation (b)..........................               111,361
                                                                         -----------
    Textiles (.5%)
     4,300   Jones Apparel Group, Inc. (b)....................               138,406
                                                                         -----------
  CONSUMER STAPLES (10.8%)
    Beverage (.5%)
     2,500   The Coca-Cola Company............................               152,344
                                                                         -----------
    Broadcasting (1.4%)
     9,200   Comcast Corporation (b)..........................               384,100
                                                                         -----------
    Entertainment (1.9%)
    24,900   AT&T Corporation--Liberty Media Class A (b)......               337,706
     3,900   Time Warner, Inc.................................               203,736
                                                                         -----------
                                                                             541,442
                                                                         -----------
    Household Products (2.8%)
     4,100   Clorox Company...................................               145,550
     9,100   Gillette Compay..................................               328,737
     3,900   Procter & Gamble Company.........................               305,906
                                                                         -----------
                                                                             780,193
                                                                         -----------
    Retail (1.4%)
     7,200   Abercrombie & Fitch Class A......................               144,000
     7,900   Target Corporation...............................               254,775
                                                                         -----------
                                                                             398,775
                                                                         -----------
    Tobacco (2.8%)
    17,600   Philip Morris Companies, Inc.....................               774,400
                                                                         -----------
  ENERGY (6.5%)
    Oil (4.3%)
    12,524   Exxon Mobil Corporation..........................             1,088,805
     1,900   Royal Dutch Petroleum Company (c)................               115,069
                                                                         -----------
                                                                           1,203,874
                                                                         -----------
    Oil & Gas (2.2%)
     7,300   Global Marine, Inc. (b)..........................               207,137
     4,700   Shell Transport & Trading Company ADR (c)........               232,063

              See accompanying notes to investments in securities.

                                                       MACRO-CAP VALUE PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  ENERGY--CONTINUED
     1,907   Veritas DGC, Inc. (b)............................           $   166,898
                                                                         -----------
                                                                             606,098
                                                                         -----------
  FINANCIAL (18.1%)
    Banks (4.0%)
     5,800   Bank One Corporation.............................               212,425
    19,900   U.S. Bank Corporation............................               580,831
     7,900   First Union Corporation..........................               219,719
     4,000   Firstar Bank Milwaukee (b).......................                93,000
                                                                         -----------
                                                                           1,105,975
                                                                         -----------
    Consumer Finance (2.1%)
     5,600   Capital One Financial Corporation................               368,550
    10,550   CIT Group, Inc...................................               212,319
                                                                         -----------
                                                                             580,869
                                                                         -----------
    Finance--Diversified (4.0%)
    15,527   CitiGroup, Inc. .................................               792,839
     3,800   Federal National Mortgage Association............               329,650
                                                                         -----------
                                                                           1,122,489
                                                                         -----------
    Insurance (4.7%)
     9,300   Ambac Financial Group, Inc.......................               542,306
     2,800   Cigna Corporation................................               370,440
     3,200   MetLife, Inc. ...................................               112,000
     3,200   XL Capital Class A (c)...........................               279,600
                                                                         -----------
                                                                           1,304,346
                                                                         -----------
    Investment Bankers/Brokers (1.7%)
     4,100   E*trade Group, Inc. (b)..........................                30,238
     4,200   Goldman Sachs Group, Inc.........................               449,138
                                                                         -----------
                                                                             479,376
                                                                         -----------
    Savings and Loans (1.6%)
     8,200   Washington Mutual, Inc...........................               435,113
                                                                         -----------
  HEALTH CARE (7.8%)
    Biotechnology (.2%)
       800   Human Genome Sciences, Inc. (b)..................                55,450
                                                                         -----------
    Drugs (7.6%)
     3,300   Bristol-Myers Squibb Company.....................               243,994
     4,700   Eli Lilly & Company..............................               437,394
     4,200   Merck & Company, Inc. ...........................               393,225
    12,500   Pfizer, Inc. ....................................               575,000
     8,100   Schering-Plough Corporation......................               459,675
                                                                         -----------
                                                                           2,109,288
                                                                         -----------
  TECHNOLOGY (19.6%)
    Communications Equipment (1.7%)
    10,300   Motorola, Inc....................................               208,575
     8,100   Nortel Networks Corporation (c)..................               259,706
                                                                         -----------
                                                                             468,281
                                                                         -----------
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  TECHNOLOGY--CONTINUED
    Computer Hardware (5.1%)
    11,200   Compaq Computer Corporation......................           $   168,560
     8,100   Computer Associates International, Inc. .........               157,950
     8,400   Dell Computer Corporation (b)....................               146,475
     1,800   International Business Machines Corporation......               153,000
     4,400   NCR Corporation (b)..............................               216,150
     7,400   Quantum Corporation (b)..........................                98,513
    17,200   Sun Microsystems, Inc. (b).......................               479,450
                                                                         -----------
                                                                           1,420,098
                                                                         -----------
    Computer Networking (2.8%)
    20,100   Cisco Systems, Inc. (b)..........................               768,825
                                                                         -----------
    Computer Peripherals (1.4%)
     5,900   EMC Corporation (b)..............................               392,350
                                                                         -----------
    Computer Services & Software (4.5%)
     9,200   America Online, Inc. (b).........................               320,160
     3,000   Citrix Systems, Inc. (b).........................                67,500
    12,700   Microsoft Corporation (b)........................               550,863
    10,500   Oracle Systems (b)...............................               305,156
                                                                         -----------
                                                                           1,243,679
                                                                         -----------
    Electrical Equipment (.8%)
    10,700   Sensormatic Electronics Corporation (b)..........               214,669
                                                                         -----------
    Electrical Instruments (.3%)
     2,000   JDS Uniphase Corporation (b).....................                83,375
                                                                         -----------
    Semiconductor Equipment (2.6%)
    15,700   Intel Corporation................................               471,981
     5,500   Texas Instruments, Inc...........................               260,563
                                                                         -----------
                                                                             732,544
                                                                         -----------
    Semiconductors (.4%)
     3,800   Altera Corporation...............................                99,988
                                                                         -----------
  TRANSPORTATION (1.0%)
    Railroads (1.0%)
     5,800   Union Pacific Corporation........................               294,350
                                                                         -----------
  UTILITIES (2.7%)
    Electric Companies (2.1%)
     5,400   DTE Energy Company...............................               210,263
     4,000   Entergy Corporation..............................               169,250
     6,602   Nisource, Inc. ..................................               203,012
                                                                         -----------
                                                                             582,525
                                                                         -----------
    Natural Gas (.6%)
     3,100   Dynegy, Inc......................................               173,794
                                                                         -----------
Total common stock (cost: $27,707,692)........................            27,116,871
                                                                         -----------

              See accompanying notes to investments in securities.

MACRO-CAP VALUE PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                                MARKET
PRINCIPAL                                                       COUPON   MATURITY              VALUE(A)
---------                                                       ------  ----------  ------------------------------
SHORT-TERM SECURITIES (5.9%)
$1,183,000   US Treasury Bill.................................  5.429%  03/01/2001           $ 1,172,295
   477,000   US Treasury Bill.................................  5.528%  02/01/2001               474,655
                                                                                             -----------
             Total short-term securities (cost: $1,647,249).......................             1,646,950
                                                                                             -----------
             Total investments in securities (cost: $29,354,941) (d)..............           $28,763,821
                                                                                             ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 10.4% of net assets in foreign securities as of December 31, 2000.
(d) At December 31, 2000 the cost of securities for federal income tax purposes was $29,644,523. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........  $ 3,144,984
      Gross unrealized depreciation..........   (4,025,686)
                                               -----------
      Net unrealized depreciation............  ($  880,702)
                                               ===========

                See accompanying notes to financial statements.

                                                      MICRO-CAP GROWTH PORTFOLIO

                                                       INVESTMENTS IN SECURITIES
                                                               DECEMBER 31, 2000

           (Percentages of each investment category relate to total net assets.)

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
COMMON STOCK (90.1%)
  BASIC MATERIALS (1.0%)
    Iron and Steel (1.0%)
    56,500   NS Group, Inc. (b)...............................           $   533,925
                                                                         -----------
  CAPITAL GOODS (2.2%)
    Aerospace/Defense (.7%)
    13,400   Esterline Technologies Corporation (b)...........               351,750
                                                                         -----------
    Manufacturing (1.5%)
    13,600   Applied Films Corporation (b)....................               277,950
    27,500   Hydril Company (b)...............................               482,969
                                                                         -----------
                                                                             760,919
                                                                         -----------
  COMMUNICATION SERVICES (1.3%)
    Telecommunication (1.3%)
    32,900   ECtel, Inc. (b)(c)...............................               376,294
    57,900   ZTel Technologies, Inc. (b)......................               300,356
                                                                         -----------
                                                                             676,650
                                                                         -----------
  CONSUMER CYCLICAL (10.0%)
    Leisure (.9%)
    38,300   Tweeter Home Entertainment Group, Inc. (b).......               466,781
                                                                         -----------
    Retail (6.9%)
    35,900   Cato Corporation.................................               493,625
    39,800   Childrens Place Retail Stores, Inc. (b)..........               805,950
    13,200   Coach , Inc. (b).................................               379,500
    16,700   Factory 2-U Stores , Inc. (b)....................               553,187
    63,300   Good Guys, Inc. (b)..............................               189,900
    28,750   Kenneth Cole Productions (b).....................             1,157,187
                                                                         -----------
                                                                           3,579,349
                                                                         -----------
    Service (2.2%)
     7,900   Coinstar, Inc. (b)...............................               120,475
    23,800   Getty Images, Inc. (b)...........................               761,600
    22,400   Ventiv Health, Inc. (b)..........................               281,400
                                                                         -----------
                                                                           1,163,475
                                                                         -----------
  CONSUMER STAPLES (1.3%)
    Special Services (--)
     9,600   Dreamlife, Inc. (b)..............................                 9,000
                                                                         -----------
    Restaurants (1.3%)
    22,200   PF Changs China Bistro, Inc. (b).................               697,912
                                                                         -----------
  ENERGY (19.4%)
    Oil (1.9%)
    49,600   Horizon Offshore, Inc. (b).......................               979,600
                                                                         -----------
    Oil & Gas (17.5%)
    51,725   Cross Timbers Oil Company........................             1,435,369
    40,800   Evergreen Resources, Inc. (b)....................             1,575,900
    59,400   Natco Group, Inc. (b)............................               490,050
    38,300   OSCA, Inc. (b)...................................               648,706
    39,400   Patterson Energy, Inc. (b).......................             1,467,650
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  ENERGY--CONTINUED
    20,100   Superior Energy Services Inc (b).................           $   231,150
    23,500   Universal Compression Holdings (b)...............               885,656
    46,700   UTI Energy Corporation (b).......................             1,535,262
    27,200   Veritas DGC, Inc. (b)............................               878,560
                                                                         -----------
                                                                           9,148,303
                                                                         -----------
  FINANCIAL (.5%)
    Banks (.5%)
    13,100   Boston Private Financial Holdings, Inc...........               260,362
                                                                         -----------
  HEALTH CARE (24.8%)
    Biotechnology (9.3%)
    20,400   Aclara Biosciences, Inc. (b).....................               221,850
    23,200   Cell Therapeutics, Inc. (b)......................             1,045,450
    11,700   Charles River Laboratories International (b).....               320,287
    39,600   Dendreon Corporation (b).........................               594,000
    42,700   Harvard Bioscience, Inc. (b).....................               421,662
    31,500   Intermune Pharmaceuticals, Inc. (b)..............             1,405,687
    16,900   Pharmacyclics, Inc. (b)..........................               578,825
    17,000   Rosetta Inpharmatics, Inc. (b)...................               272,000
                                                                         -----------
                                                                           4,859,761
                                                                         -----------
    Drugs (10.4%)
    32,700   Cubist Pharmaceuticals, Inc. (b).................               948,300
    20,500   ILEX Oncology, Inc. (b)..........................               539,406
     6,600   Noven Pharmaceuticals, Inc. (b)..................               246,675
    26,300   OraPharma, Inc. (b)..............................               348,475
    24,800   Pain Therapeutics, Inc. (b)......................               368,900
    63,100   POZEN , Inc. (b).................................             1,151,575
    36,200   PRAECIS Pharmaceuticals, Inc. (b)................             1,058,850
    21,300   Titan Pharmaceuticals, Inc. (b)..................               753,381
                                                                         -----------
                                                                           5,415,562
                                                                         -----------
    Medical Products/Supplies (5.1%)
    28,700   Argonaut Technologies, Inc. (b)..................               243,950
    35,700   ATS Medical, Inc. (b)............................               506,494
    29,000   Endocare, Inc. (b)...............................               369,750
    45,800   Physiometrix, Inc. (b)...........................               729,937
     7,700   Vital Signs, Inc.................................               247,363
    19,900   Wilson Greatbatch Technologies, Inc. (b).........               562,175
                                                                         -----------
                                                                           2,659,669
                                                                         -----------
  TECHNOLOGY (29.6%)
    Communications Equipment (6.0%)
    39,800   Alamosa PCS Holdings, Inc. (b)...................               318,400
    22,700   BreezeCom, Ltd. (b)(c)...........................               324,894
    17,200   Celeritek, Inc. (b)..............................               655,750
    33,700   Elastic Networks , Inc. (b)......................               139,013
    32,000   Metawave Communications Corporation (b)..........               292,000

              See accompanying notes to investments in securities.

MICRO-CAP GROWTH PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  TECHNOLOGY--CONTINUED
    20,300   Microtune, Inc. (b)..............................           $   336,219
    20,000   RADVision, Ltd. (b)(c)...........................               246,250
    60,200   ROHN Industries, Inc. (b)........................               229,513
    16,200   Stanford Microdevices, Inc. (b)..................               583,200
                                                                         -----------
                                                                           3,125,239
                                                                         -----------
    Computer Hardware (.1%)
     1,800   Virage Logic Corporation (b).....................                27,000
                                                                         -----------
    Computer Networking (1.7%)
    64,900   Alloy Online, Inc. (b)...........................               498,919
    24,300   Vastera, Inc. (b)................................               388,800
                                                                         -----------
                                                                             887,719
                                                                         -----------
    Computer Services & Software (12.5%)
    61,600   Activision, Inc. (b).............................               931,700
    13,200   Certicom Corporation (b)(c)......................               268,950
    31,700   Clarent Corporation (b)..........................               358,606
    50,300   Extensity, Inc. (b)..............................               302,586
    31,200   I-many, Inc. (b).................................               388,050
    12,600   Informax , Inc. (b)..............................               130,725
    18,800   Interactive Intelligence, Inc. (b)...............               453,550
    14,900   IONA Technologies PLC (b)(c).....................               998,300
    18,100   Jacada, Ltd. (b)(c)..............................                83,713
     6,700   MapInfo Corporation (b)..........................               316,575
    28,400   MatrixOne, Inc. (b)..............................               516,525
    16,400   Numerical Technologies, Inc. (b).................               296,225
    25,500   Packeteer, Inc. (b)..............................               315,563
     8,000   Retek, Inc. (b)..................................               195,000
    21,800   Ulticom, Inc. (b)................................               742,563
    24,300   Versata, Inc. (b)................................               217,181
                                                                         -----------
                                                                           6,515,812
                                                                         -----------
                                                                            MARKET
SHARES                                                                     VALUE(A)
------                                                          ------------------------------
  TECHNOLOGY--CONTINUED
    Electrical Equipment (.8%)
    13,400   CoorsTek, Inc. (b)...............................           $   420,425
                                                                         -----------
    Electrical Instruments (.2%)
     7,900   Optical Communication Products, Inc. (b).........                88,875
                                                                         -----------
    Semiconductor Equipment (1.5%)
    37,100   Immersion Corporation (b)........................               278,830
    36,500   Therma-Wave, Inc. (b)............................               511,000
                                                                         -----------
                                                                             789,830
                                                                         -----------
    Semiconductors (5.0%)
    13,600   02Micro International, Ltd. (b)(c)...............               102,000
    17,000   American Superconductor Corporation (b)..........               485,563
    35,300   DensePac Microsystems, Inc. (b)..................                70,600
    27,500   Integrated Silicon Solution, Inc. (b)............               395,313
    26,000   Photronics, Inc. (b).............................               609,375
    26,200   Pixelworks, Inc. (b).............................               586,225
    35,800   Xicor, Inc. (b)..................................               120,825
    16,000   Zoran Corporation (b)............................               248,000
                                                                         -----------
                                                                           2,617,901
                                                                         -----------
    Service (1.7%)
    33,800   InterCept Group, Inc. (b)........................               902,038
                                                                         -----------
    Software (.1%)
    21,300   TeleCommunication Systems, Inc. (b)..............                71,888
                                                                         -----------
Total common stock (cost: $49,891,312)........................            47,009,745
                                                                         -----------

SHARES
------
SHORT-TERM SECURITIES (5.9%)
     2,274,090       Wells Fargo & Company--Cash Investment Fund, current rate 6.480%.............       2,274,090
       826,699       Wells Fargo & Company--Treasury Plus Fund, current rate 6.480%...............         826,699
                                                                                                    --------------
                     Total short-term securities (cost: $3,100,789)...............................       3,100,789
                                                                                                    --------------
                     Total investments in securities (cost: $52,992,101) (d)......................  $   50,110,534
                                                                                                    ==============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 4.6% of net assets in foreign securities as of December 31, 2000.
(d) At December 31, 2000 the cost of securities for federal income tax purposes was $53,220,065. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........  $  10,935,118
      Gross unrealized depreciation..........    (14,044,649)
                                               -------------
      Net unrealized depreciation............  $  (3,109,531)
                                               =============

                See accompanying notes to financial statements.

                                                REAL ESTATE SECURITIES PORTFOLIO

                                                       INVESTMENTS IN SECURITIES
                                                               DECEMBER 31, 2000

           (Percentages of each investment category relate to total net assets.)

                                                                          MARKET
SHARES                                                                   VALUE(A)
------                                                        ------------------------------
COMMON STOCK (96.4%)
  CAPITAL GOODS (.8%)
    Manufacturing (.8%)
   3,600   St. Joe Company..................................            $   79,200
                                                                        ----------
  CONSUMER CYCLICAL (7.5%)
    Building Materials (1.1%)
   1,400   Centex Corporation...............................                52,587
   6,500   Hovnanian Enterprises, Inc. (b)..................                60,937
                                                                        ----------
                                                                           113,524
                                                                        ----------
    Lodging-Hotel (5.9%)
   4,900   Extended Stay America, Inc. (b)..................                62,965
   5,500   Host Marriott Corporation........................                71,156
  12,700   Starwood Hotels & Resorts Worldwide, Inc.........               447,675
                                                                        ----------
                                                                           581,796
                                                                        ----------
    Service (.5%)
   5,500   Cendant Corporation (b)..........................                52,937
                                                                        ----------
  FINANCIAL (86.4%)
    Real Estate (4.7%)
   6,410   Boardwalk Equities, Inc. (b)(c)..................                49,677
  11,600   Brookfield Properties Corporation (c)............               204,450
  12,200   Catellus Development Corporation (b).............               213,500
                                                                        ----------
                                                                           467,627
                                                                        ----------
    Real Estate Investment Trust (81.7%)
   4,500   Alexandria Real Estate Equities..................               167,344
   9,900   AMB Property Corporation.........................               255,544
   9,260   Apartment Investment and Management..............               462,421
   7,900   Archstone Communities Trust......................               203,425
   7,400   Arden Realty Group, Inc..........................               185,925
   7,250   Avalonbay Communities, Inc.......................               363,406
   6,800   Boston Properties, Inc...........................               295,800
   5,400   Brandywine Realty Trust..........................               111,712
   8,400   BRE Properties, Inc..............................               266,175
   7,200   Cabot Industrial Trust...........................               138,150
   9,300   Carramerica Realty Corporation...................               291,206
   5,500   CBL & Associates Properties, Inc.................               139,219
   8,300   Corporate Office Properties Trust................                82,481
  20,100   Equity Office Properties Trust...................               655,762
                                                                          MARKET
SHARES                                                                   VALUE(A)
------                                                        ------------------------------
  FINANCIAL--CONTINUED
   8,300   Equity Residential Properties Trust..............            $  459,094
   2,000   Essex Property Trust, Inc........................               109,500
   2,300   Highwoods Properties, Inc........................                57,213
  19,400   Innkeepers USA Trust.............................               214,613
   8,800   Kilroy Realty Corporation........................               251,350
   3,700   Kimco Realty Corporation.........................               163,494
   4,700   LaSalle Hotel Properties.........................                71,381
   7,300   Liberty Property Trust...........................               208,506
   7,400   Mission West Properties, Inc.....................               102,675
   8,200   P.S. Business Parks, Inc.........................               227,960
   7,900   Pan Pacific Retail Properties, Inc...............               176,269
   5,000   Parkway Properties, Inc..........................               148,438
   3,300   Philips International Realty Corporation.........                13,406
   4,900   Post Properties, Inc.............................               184,056
  10,400   Prentiss Properties Trust........................               280,150
  17,900   ProLogis Trust...................................               398,275
   1,626   Reckson Associates Realty Corporation............                44,207
   5,100   Reckson Associates Realty Corporation Class B....               127,819
   2,100   Regency Realty Corporation.......................                49,744
  10,200   Security Capital Industrial Trust (b)............               204,638
   8,900   SL Green Realty Corporation......................               249,200
   4,800   Spieker Properties, Inc..........................               240,600
   8,200   Summit Properties, Inc...........................               213,200
   7,400   Trizech Hahn (c).................................               111,925
   5,100   Vornado Realty Trust.............................               195,394
                                                                        ----------
                                                                         8,121,677
                                                                        ----------
  TECHNOLOGY (1.7%)
    Computer Networking (.4%)
   2,100   Homestore.com, Inc. (b)..........................                42,263
                                                                        ----------
    Computer Services & Software (.6%)
   1,000   Manugistics Group, Inc. (b)......................                57,000
                                                                        ----------
    Computer Systems (.7%)
     500   Hotel Reservations Network, Inc. (b).............                14,187
   1,300   Manhattan Associates, Inc. (b)...................                55,413
                                                                        ----------
                                                                            69,600
                                                                        ----------
Total common stock (cost: $8,477,545).......................             9,585,624
                                                                        ----------

SHARES
------
SHORT-TERM SECURITIES (3.6%)
      526    Federated Money Market Obligations Trust--Prime Obligation Fund,                526
              current rate 6.480%...................................................
  272,434    Provident Institutional Fund--TempFund Portfolio, current rate              272,434
              6.500%................................................................
   86,989    Wells Fargo & Company--Cash Investment Fund, current rate 6.480%.......      86,989
                                                                                      ----------
             Total short-term securities (cost: $359,949)...........................     359,949
                                                                                      ----------
             Total investments in securities (cost: $8,837,494) (d).................  $9,945,573
                                                                                      ==========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 3.7% of net assets in foreign securities as of December 31, 2000.
(d) At December 31, 2000 the cost of securities for federal income tax purposes was $8,941,900. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........  $ 1,114,691
      Gross unrealized depreciation..........     (111,018)
                                               -----------
      Net unrealized appreciation............  $ 1,003,673
                                               ===========

                See accompanying notes to financial statements.

ADVANTUS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                               MONEY
                                   GROWTH         BOND         MARKET
                                 PORTFOLIO     PORTFOLIO     PORTFOLIO
                                ------------  ------------  ------------
            ASSETS
Investments in securities, at
 market value--see
 accompanying schedule for
 detailed listing*............  $435,177,659  $189,635,882  $184,549,247
Cash in bank on demand
 deposit......................         1,634     1,249,743            --
Foreign currency on deposit
 with custodian
 (cost: $633,270).............            --            --            --
Receivable for Fund shares
 sold.........................       377,047       273,605     1,520,409
Receivable for investment
 securities sold..............     6,054,096     4,728,950            --
Dividends and accrued interest
 receivable...................       264,100     2,018,984        74,129
Collateral for securities
 loaned (note 7)..............            --            --            --
Receivable for refundable
 foreign income taxes
 withheld.....................            --            --            --
                                ------------  ------------  ------------
    Total assets..............   441,874,536   197,907,164   186,143,785
                                ------------  ------------  ------------
         LIABILITIES
Bank overdraft................            --            --            --
Payable for Fund shares
 repurchased..................       394,314       194,576     1,970,735
Dividends payable to
 shareholders.................            --            --        59,631
Payable for investment
 securities purchased.........     2,753,960    10,456,045            --
Payable to Adviser............         9,050         2,999        15,703
Payable upon return of
 securities
 loaned (note 7)..............            --            --            --
Other payables................            --            --            --
Variation margin payable
 (note 6).....................            --            --            --
                                ------------  ------------  ------------
    Total liabilities.........     3,157,324    10,653,620     2,046,069
                                ------------  ------------  ------------
Net assets applicable to
 outstanding capital stock....  $438,717,212  $187,253,544  $184,097,716
                                ============  ============  ============
Represented by:
  Capital stock--authorized 10
   trillion shares of $.01 par
   value**....................     1,737,772     1,531,076     1,840,977
  Additional paid-in
   capital....................   322,004,618   184,973,073   182,256,739
  Undistributed net investment
   income.....................            --    11,436,439            --
  Accumulated net realized
   gains (losses) from
   investments and foreign
   currency transactions......    43,855,446   (13,067,338)           --
  Unrealized appreciation
   (depreciation) on
   investments and translation
   of assets and liabilities
   in foreign currencies......    71,119,376     2,380,294            --
                                ------------  ------------  ------------
      Total--representing net
       assets applicable to
       outstanding capital
       stock..................  $438,717,212  $187,253,544  $184,097,716
                                ============  ============  ============
Net asset value per share of
 outstanding capital stock....  $       2.52  $       1.22  $       1.00
                                ============  ============  ============
*  Identified cost............  $364,058,283  $187,255,588  $184,549,247
** Shares outstanding.........   173,777,237   153,107,615   184,097,716

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED
                                                               DECEMBER 31, 2000

                                                                                                            SMALL
                                   ASSET        MORTGAGE                    CAPITAL      INTERNATIONAL     COMPANY
                                 ALLOCATION    SECURITIES    INDEX 500    APPRECIATION       STOCK          GROWTH
                                 PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
                                ------------  ------------  ------------  ------------  ---------------  ------------
            ASSETS
Investments in securities, at
 market value--see
 accompanying schedule for
 detailed listing*............  $633,643,091  $150,169,470  $584,478,753  $381,379,334   $ 344,591,448   $241,439,642
Cash in bank on demand
 deposit......................         1,545       204,477         2,385       417,516              --             --
Foreign currency on deposit
 with custodian
 (cost: $633,270).............            --            --            --            --         633,115             --
Receivable for Fund shares
 sold.........................       512,274       242,546       841,090       113,907         376,802        499,609
Receivable for investment
 securities sold..............    13,995,972     2,112,182         5,755     3,819,506              --      6,040,523
Dividends and accrued interest
 receivable...................     2,591,473       952,413       500,609       295,394         563,539        108,678
Collateral for securities
 loaned (note 7)..............            --            --            --            --              --     75,689,779
Receivable for refundable
 foreign income taxes
 withheld.....................            --            --            --            --         225,510             --
                                ------------  ------------  ------------  ------------   -------------   ------------
    Total assets..............   650,744,355   153,681,088   585,828,592   386,025,657     346,390,414    323,778,231
                                ------------  ------------  ------------  ------------   -------------   ------------
         LIABILITIES
Bank overdraft................            --            --            --            --         903,622             --
Payable for Fund shares
 repurchased..................       487,373       165,493       386,972       217,867         317,010        266,724
Dividends payable to
 shareholders.................            --            --            --            --              --             --
Payable for investment
 securities purchased.........    11,274,525     2,371,934     1,090,906     4,816,694       2,206,694      6,837,901
Payable to Adviser............        10,777         2,491         6,698         8,384          28,981          6,260
Payable upon return of
 securities
 loaned (note 7)..............            --            --            --            --              --     75,689,779
Other payables................            --            --            --            --           4,421             --
Variation margin payable
 (note 6).....................            --            --       104,652            --              --             --
                                ------------  ------------  ------------  ------------   -------------   ------------
    Total liabilities.........    11,772,675     2,539,918     1,589,228     5,042,945       3,460,728     82,800,664
                                ------------  ------------  ------------  ------------   -------------   ------------
Net assets applicable to
 outstanding capital stock....  $638,971,680  $151,141,170  $584,239,364  $380,982,712   $ 342,929,686   $240,977,567
                                ============  ============  ============  ============   =============   ============
Represented by:
  Capital stock--authorized 10
   trillion shares of $.01 par
   value**....................     3,196,200     1,240,670     1,444,136     1,244,352       1,945,758      1,177,155
  Additional paid-in
   capital....................   525,309,099   141,756,785   319,563,325   252,333,866     271,808,303    172,911,194
  Undistributed net investment
   income.....................            --    10,274,172        50,232            --       5,425,891             --
  Accumulated net realized
   gains (losses) from
   investments and foreign
   currency transactions......    44,626,281    (6,351,017)    2,426,780    83,405,265      30,054,312     77,014,282
  Unrealized appreciation
   (depreciation) on
   investments and translation
   of assets and liabilities
   in foreign currencies......    65,840,100     4,220,560   260,754,891    43,999,229      33,695,422    (10,125,064)
                                ------------  ------------  ------------  ------------   -------------   ------------
      Total--representing net
       assets applicable to
       outstanding capital
       stock..................  $638,971,680  $151,141,170  $584,239,364  $380,982,712   $ 342,929,686   $240,977,567
                                ============  ============  ============  ============   =============   ============
Net asset value per share of
 outstanding capital stock....  $       2.00  $       1.22  $       4.05  $       3.06   $        1.76   $       2.05
                                ============  ============  ============  ============   =============   ============
*  Identified cost............  $567,802,991  $145,948,910  $323,440,862  $337,380,105   $ 310,881,209   $251,564,706
** Shares outstanding.........   319,620,037   124,066,987   144,413,591   124,435,234     194,575,784    117,715,535

ADVANTUS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED
DECEMBER 31, 2000

                                 MATURING    MATURING    MATURING
                                GOVERNMENT  GOVERNMENT  GOVERNMENT
                                BOND 2002   BOND 2006   BOND 2010
                                PORTFOLIO   PORTFOLIO   PORTFOLIO
                                ----------  ----------  ----------
            ASSETS
Investments in securities, at
 market value--see
 accompanying schedule for
 detailed listing*............  $8,570,630  $6,428,322  $5,517,566
Cash in bank on demand
 deposit......................     10,551          13       19,476
Foreign currency on deposit
 with custodian
 (cost: $98,205)..............         --          --           --
Receivable for Fund shares
 sold.........................        271         303          122
Receivable for investment
 securities sold..............         --          --           --
Dividends and accrued interest
 receivable...................        213         336          319
Unrealized appreciation on
 forward foreign currency
 contracts held, at value
 (note 4).....................         --          --           --
Collateral for securities
 loaned (note 7)..............         --          --           --
Receivable for refundable
 foreign income taxes
 withheld.....................         --          --           --
                                ----------  ----------  ----------
    Total assets..............  8,581,665   6,428,974    5,537,483
                                ----------  ----------  ----------
         LIABILITIES
Bank overdraft................         --          --           --
Payable for Fund shares
 repurchased..................        345         305          354
Unrealized depreciation on
 forward foreign currency
 contracts held, at value
 (note 4).....................         --          --           --
Payable for investment
 securities purchased.........         --          --           --
Payable to Adviser............         88          64           57
Payable upon return of
 securities
 loaned (note 7)..............         --          --           --
Other payables................         --          --           --
Variation margin payable
 (note 6).....................         --          --           --
                                ----------  ----------  ----------
    Total liabilities.........        433         369          411
                                ----------  ----------  ----------
Net assets applicable to
 outstanding capital stock....  $8,581,232  $6,428,605  $5,537,072
                                ==========  ==========  ==========
Represented by:
  Capital stock--authorized 10
   trillion shares of $.01 par
   value:.....................     79,624      54,316       41,047
  Additional paid-in
   capital....................  8,473,412   6,050,251    4,841,819
  Undistributed net investment
   income.....................      8,699          --      307,005
  Accumulated net realized
   gains (losses) from
   investments and foreign
   currency transactions......    (70,726)    (90,633)     (89,113)
  Unrealized appreciation
   (depreciation) on
   investments and translation
   of assets and liabilities
   in foreign currencies......     90,223     414,671      436,314
                                ----------  ----------  ----------
      Total--representing net
       assets applicable to
       outstanding capital
       stock..................  $8,581,232  $6,428,605  $5,537,072
                                ==========  ==========  ==========
Net asset value per share of
 outstanding capital stock....  $    1.08   $    1.18   $     1.35
                                ==========  ==========  ==========
*  Identified cost............  $8,480,407  $6,013,651  $5,081,252
** Shares outstanding.........  7,962,382   5,431,652    4,104,729

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED
                                                               DECEMBER 31, 2000

                                                 SMALL
                                   VALUE        COMPANY      GLOBAL      INDEX 400    MACRO-CAP    MICRO-CAP   REAL ESTATE
                                   STOCK         VALUE        BOND        MID-CAP       VALUE       GROWTH     SECURITIES
                                 PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                ------------  -----------  -----------  -----------  -----------  -----------  -----------
            ASSETS
Investments in securities, at
 market value--see
 accompanying schedule for
 detailed listing*............  $162,766,106  $21,719,548  $36,413,861  $35,806,305  $28,763,821  $50,110,534  $ 9,945,573
Cash in bank on demand
 deposit......................           245      703,324       95,243           --        1,901           --           --
Foreign currency on deposit
 with custodian
 (cost: $98,205)..............            --           --       98,144           --           --           --           --
Receivable for Fund shares
 sold.........................       178,400      156,337       35,588       32,037       47,608       49,354       15,565
Receivable for investment
 securities sold..............     7,821,799      118,593           --          775       38,278    3,041,070       91,502
Dividends and accrued interest
 receivable...................       180,443       25,108      809,774       31,171       22,490       27,591       62,406
Unrealized appreciation on
 forward foreign currency
 contracts held, at value
 (note 4).....................            --           --      886,004           --           --           --           --
Collateral for securities
 loaned (note 7)..............    11,770,481    1,352,136           --    7,559,994           --   15,600,307           --
Receivable for refundable
 foreign income taxes
 withheld.....................            --           --       14,014           --           --           --           --
                                ------------  -----------  -----------  -----------  -----------  -----------  -----------
    Total assets..............   182,717,474   24,075,046   38,352,628   43,430,282   28,874,098   68,828,856   10,115,046
                                ------------  -----------  -----------  -----------  -----------  -----------  -----------
         LIABILITIES
Bank overdraft................            --           --           --           --           --      122,802           --
Payable for Fund shares
 repurchased..................       171,568       24,406       60,540       39,165       48,654       41,745       11,849
Unrealized depreciation on
 forward foreign currency
 contracts held, at value
 (note 4).....................            --           --    1,077,148           --           --           --           --
Payable for investment
 securities purchased.........     4,638,261      133,927           --        8,686      942,553      885,705      155,793
Payable to Adviser............         3,511          646       36,900          493       17,906        1,960          231
Payable upon return of
 securities
 loaned (note 7)..............    11,770,481    1,352,136           --    7,559,994           --   15,600,307           --
Other payables................            --           --          575           --           --           --           --
Variation margin payable
 (note 6).....................            --           --           --       53,925           --           --           --
                                ------------  -----------  -----------  -----------  -----------  -----------  -----------
    Total liabilities.........    16,583,821    1,511,115    1,175,163    7,662,263    1,009,113   16,652,519      167,873
                                ------------  -----------  -----------  -----------  -----------  -----------  -----------
Net assets applicable to
 outstanding capital stock....  $166,133,653  $22,563,931  $37,177,465  $35,768,019  $27,864,985  $52,176,337  $ 9,947,173
                                ============  ===========  ===========  ===========  ===========  ===========  ===========
Represented by:
  Capital stock--authorized 10
   trillion shares of $.01 par
   value:.....................       994,580      194,725      392,901      294,264      262,061      298,083      110,272
  Additional paid-in
   capital....................   154,628,173   18,509,359   38,388,722   32,984,516   28,730,579   54,842,385    9,863,083
  Undistributed net investment
   income.....................        15,698           --     (602,808)      38,589           --           --           --
  Accumulated net realized
   gains (losses) from
   investments and foreign
   currency transactions......    (7,485,721)     166,610   (1,623,965)     124,053     (536,535)     (82,564)  (1,134,261)
  Unrealized appreciation
   (depreciation) on
   investments and translation
   of assets and liabilities
   in foreign currencies......    17,980,923    3,693,237      622,615    2,326,597     (591,120)  (2,881,567)   1,108,079
                                ------------  -----------  -----------  -----------  -----------  -----------  -----------
      Total--representing net
       assets applicable to
       outstanding capital
       stock..................  $166,133,653  $22,563,931  $37,177,465  $35,768,019  $27,864,985  $52,176,337  $ 9,947,173
                                ============  ===========  ===========  ===========  ===========  ===========  ===========
Net asset value per share of
 outstanding capital stock....  $       1.67  $      1.16  $      0.95  $      1.22  $      1.06  $      1.75  $       .90
                                ============  ===========  ===========  ===========  ===========  ===========  ===========
*  Identified cost............  $144,785,183  $18,026,311  $35,630,736  $33,449,283  $29,354,941  $52,992,101  $ 8,837,494
** Shares outstanding.........    99,458,025   19,472,454   39,290,064   29,426,350   26,206,063   29,808,315   11,027,153

ADVANTUS SERIES FUND, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

                                                                        MONEY
                                            GROWTH         BOND        MARKET
                                           PORTFOLIO     PORTFOLIO    PORTFOLIO
                                         -------------  -----------  -----------
Investment Income
  Interest.............................  $     951,909  $11,873,480  $10,256,775
  Dividends (net of foreign withholding
   taxes of $820,003 for International
   Stock Portfolio)....................      1,607,270      656,031           --
  Income for securities lending
   activities..........................             --           --           --
                                         -------------  -----------  -----------
      Total investment income..........      2,559,179   12,529,511   10,256,775
                                         -------------  -----------  -----------
Expenses (note 5):
  Investment advisory fee..............      2,667,290      651,344      519,410
  Rule 12b-1...........................        928,640      297,816      281,523
  Custodian fees.......................         12,711        7,625        7,495
  Administrative services fee..........         51,200       51,200       51,200
  Auditing and accounting services.....         20,878       10,878        8,278
  Legal fees...........................         20,747        6,866        5,964
  Registration fees....................             --          730          343
  Printing and shareholder reports.....        163,284       56,934       36,328
  Directors' fees......................          8,876        2,708        2,422
  Insurance............................          4,703        2,053        1,921
  S&P Licensing fee....................             --           --           --
  Other................................         11,870        4,918       15,343
                                         -------------  -----------  -----------
      Total expenses...................      3,890,199    1,093,072      930,227
Less fees and expenses waived or
 absorbed by Advisor...................             --           --           --
                                         -------------  -----------  -----------
      Total net expenses...............      3,890,199    1,093,072      930,227
                                         -------------  -----------  -----------
      Investment income (loss)--net....     (1,331,020)  11,436,439    9,326,548
                                         -------------  -----------  -----------
Realized and unrealized gains (losses)
 on investments and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)...............     47,017,395   (7,254,464)          --
    Foreign currency transactions......             --           --           --
  Net change in unrealized appreciation
   or depreciation on:
    Investments........................   (170,295,571)  13,565,216           --
    Translation of assets and
     liabilities in foreign currency...             --           --           --
                                         -------------  -----------  -----------
      Net gains (losses) on
       investments.....................   (123,278,176)   6,310,752           --
                                         -------------  -----------  -----------
Net increase (decrease) in net assets
 resulting from operations.............  $(124,609,196) $17,747,191  $ 9,326,548
                                         =============  ===========  ===========

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                            STATEMENTS OF OPERATIONS - CONTINUED
                                                    YEAR ENDED DECEMBER 31, 2000

                                                                                                                     SMALL
                                             ASSET       MORTGAGE                     CAPITAL     INTERNATIONAL     COMPANY
                                          ALLOCATION    SECURITIES    INDEX 500    APPRECIATION       STOCK         GROWTH
                                           PORTFOLIO     PORTFOLIO    PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         -------------  -----------  ------------  -------------  -------------  -------------
Investment Income
  Interest.............................  $  15,381,350  $10,828,901  $    276,612  $   1,265,686  $  1,604,061   $   1,104,759
  Dividends (net of foreign withholding
   taxes of $820,003 for International
   Stock Portfolio)....................      4,770,710      323,989     7,203,010      1,519,077     8,527,320          54,914
  Income for securities lending
   activities..........................             --           --            --             --            --          74,546
                                         -------------  -----------  ------------  -------------  ------------   -------------
      Total investment income..........     20,152,060   11,152,890     7,479,622      2,784,763    10,131,381       1,234,219
                                         -------------  -----------  ------------  -------------  ------------   -------------
Expenses (note 5):
  Investment advisory fee..............      2,944,888      511,475     1,359,130      2,563,696     2,167,527       1,880,499
  Rule 12b-1...........................      1,213,853      237,808     1,061,309        717,287       572,257         438,721
  Custodian fees.......................         35,576        7,168        32,728         17,098       228,012          19,118
  Administrative services fee..........         51,200       51,200        51,200         51,200        36,900          51,200
  Auditing and accounting services.....         38,957       12,278        13,278         16,978       213,715           8,278
  Legal fees...........................         25,924        6,434        22,542         16,652        12,534           9,946
  Registration fees....................             --          689            --             --           520             134
  Printing and shareholder reports.....        184,965       39,491       154,012        140,000       180,039         100,015
  Directors' fees......................         11,325        2,129         9,815          6,763         5,235           4,236
  Insurance............................          5,764        1,725         5,009          3,687         3,249           2,766
  S&P Licensing fee....................             --           --        69,417             --            --              --
  Other................................         20,320        8,321        20,951         13,133         7,077           7,104
                                         -------------  -----------  ------------  -------------  ------------   -------------
      Total expenses...................      4,532,772      878,718     2,799,391      3,546,494     3,427,065       2,522,017
Less fees and expenses waived or
 absorbed by Advisor...................             --           --            --             --            --              --
                                         -------------  -----------  ------------  -------------  ------------   -------------
      Total net expenses...............      4,532,772      878,718     2,799,391      3,546,494     3,427,065       2,522,017
                                         -------------  -----------  ------------  -------------  ------------   -------------
      Investment income (loss)--net....     15,619,288   10,274,172     4,680,231       (761,731)    6,704,316      (1,287,798)
                                         -------------  -----------  ------------  -------------  ------------   -------------
Realized and unrealized gains (losses)
 on investments and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)...............     48,487,849   (3,183,954)    6,103,753     85,271,213    34,514,490      78,774,373
    Foreign currency transactions......             --           --            --             --      (652,932)             --
  Net change in unrealized appreciation
   or depreciation on:
    Investments........................   (137,356,655)   8,703,106   (71,591,547)  (127,399,295)  (38,141,719)   (108,634,145)
    Translation of assets and
     liabilities in foreign currency...             --           --            --             --         3,016              --
                                         -------------  -----------  ------------  -------------  ------------   -------------
      Net gains (losses) on
       investments.....................    (88,868,806)   5,519,152   (65,487,794)   (42,128,082)   (4,277,145)    (29,859,772)
                                         -------------  -----------  ------------  -------------  ------------   -------------
Net increase (decrease) in net assets
 resulting from operations.............  $ (73,249,518) $15,793,324  $(60,807,563) $ (42,889,813) $  2,427,171   $ (31,147,570)
                                         =============  ===========  ============  =============  ============   =============

ADVANTUS SERIES FUND, INC.
STATEMENTS OF OPERATIONS - CONTINUED
YEAR ENDED DECEMBER 31, 2000

                                          MATURING    MATURING    MATURING
                                         GOVERNMENT  GOVERNMENT  GOVERNMENT
                                         BOND 2002   BOND 2006   BOND 2010
                                         PORTFOLIO   PORTFOLIO   PORTFOLIO
                                         ----------  ----------  ----------
Investment Income
  Interest (net of foreign withholding
   taxes of $13,672 for Global Bond
   Portfolio)..........................   $517,170    $384,025    $326,753
  Dividends............................         --          --          --
  Income for securities lending
   activities..........................         --          --          --
                                          --------    --------    --------
      Total investment income..........    517,170     384,025     326,753
                                          --------    --------    --------
Expenses (note 5):
  Investment advisory fee..............     21,544      15,207      12,342
  Rule 12b-1...........................         --          --          --
  Custodian fees.......................      6,224       5,006       4,886
  Administrative services fee..........     51,200      51,200      51,200
  Auditing and accounting services.....     11,212      10,490      10,333
  Legal fees...........................      1,281       1,190       1,150
  Registration fees....................         --          --          --
  Printing and shareholder reports.....      2,681       2,024       1,892
  Directors' fees......................        133          92          75
  Insurance............................        374         316         263
  S&P Licensing fee....................         --          --          --
  Other................................        223         162         131
                                          --------    --------    --------
      Total expenses...................     94,872      85,687      82,272
Less fees and expenses waived or
 absorbed by Advisor...................    (60,401)    (61,355)    (62,524)
                                          --------    --------    --------
      Total net expenses...............     34,471      24,332      19,748
                                          --------    --------    --------
      Investment income (loss)--net....    482,699     359,693     307,005
                                          --------    --------    --------
Realized and unrealized gains (losses)
 on investments and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)...............    (45,111)    (22,610)    (49,008)
    Foreign currency transactions......         --          --          --
  Net change in unrealized appreciation
   or depreciation on:
    Investments........................    223,872     540,271     722,031
    Translation of assets and
     liabilities in foreign currency...         --          --          --
                                          --------    --------    --------
      Net gains (losses) on
       investments.....................    178,761     517,661     673,023
                                          --------    --------    --------
Net increase (decrease) in net assets
 resulting from operations.............   $661,460    $877,354    $980,028
                                          ========    ========    ========

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                            STATEMENTS OF OPERATIONS - CONTINUED
                                                    YEAR ENDED DECEMBER 31, 2000

                                                        SMALL
                                            VALUE      COMPANY      GLOBAL     INDEX 400
                                            STOCK       VALUE        BOND       MID-CAP
                                          PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO
                                         -----------  ----------  -----------  ----------
Investment Income
  Interest (net of foreign withholding
   taxes of $13,672 for Global Bond
   Portfolio)..........................  $   423,299  $   65,222  $ 2,064,471  $  189,838
  Dividends............................    2,414,526     152,411           --     329,768
  Income for securities lending
   activities..........................        6,979       3,005           --       3,141
                                         -----------  ----------  -----------  ----------
      Total investment income..........    2,844,804     220,638    2,064,471     522,747
                                         -----------  ----------  -----------  ----------
Expenses (note 5):
  Investment advisory fee..............    1,001,481     117,606      200,417      66,748
  Rule 12b-1...........................      278,309      30,480       56,924      54,094
  Custodian fees.......................        7,050      16,462       52,460      25,211
  Administrative services fee..........       51,200      51,200       36,900      51,200
  Auditing and accounting services.....        9,978      17,989       71,586      17,278
  Legal fees...........................        6,818       1,483        1,854       1,926
  Registration fees....................           --          --           --          --
  Printing and shareholder reports.....       55,726      23,113       22,658       8,682
  Directors' fees......................        2,645         250          501         459
  Insurance............................        1,987         519          746         729
  S&P Licensing fee....................           --          --           --      10,000
  Other................................        8,912       1,534           --       4,233
                                         -----------  ----------  -----------  ----------
      Total expenses...................    1,424,106     260,636      444,046     240,560
Less fees and expenses waived or
 absorbed by Advisor...................           --     (87,809)          --     (74,402)
                                         -----------  ----------  -----------  ----------
      Total net expenses...............    1,424,106     172,827      444,046     166,158
                                         -----------  ----------  -----------  ----------
      Investment income (loss)--net....    1,420,698      47,811    1,620,425     356,589
                                         -----------  ----------  -----------  ----------
Realized and unrealized gains (losses)
 on investments and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)...............   (4,534,001)  1,514,160      335,084   3,792,576
    Foreign currency transactions......           --          --   (3,218,189)         --
  Net change in unrealized appreciation
   or depreciation on:
    Investments........................     (400,571)  3,049,041    1,909,739      37,571
    Translation of assets and
     liabilities in foreign currency...           --          --      (69,720)         --
                                         -----------  ----------  -----------  ----------
      Net gains (losses) on
       investments.....................   (4,934,572)  4,563,201   (1,043,086)  3,830,147
                                         -----------  ----------  -----------  ----------
Net increase (decrease) in net assets
 resulting from operations.............  $(3,513,874) $4,611,012  $   577,339  $4,186,736
                                         ===========  ==========  ===========  ==========


                                          MACRO-CAP    MICRO-CAP    REAL ESTATE
                                            VALUE        GROWTH     SECURITIES
                                          PORTFOLIO    PORTFOLIO     PORTFOLIO
                                         -----------  ------------  -----------
Investment Income
  Interest (net of foreign withholding
   taxes of $13,672 for Global Bond
   Portfolio)..........................  $    55,146  $    417,471  $   16,314
  Dividends............................      301,872        12,389     444,571
  Income for securities lending
   activities..........................           --        54,552          --
                                         -----------  ------------  ----------
      Total investment income..........      357,018       484,412     460,885
                                         -----------  ------------  ----------
Expenses (note 5):
  Investment advisory fee..............      149,882       571,445      46,927
  Rule 12b-1...........................       46,542        96,210      13,324
  Custodian fees.......................       13,759        10,773      10,601
  Administrative services fee..........       36,900        51,200      51,200
  Auditing and accounting services.....       68,236        17,278      17,266
  Legal fees...........................        1,868         2,790       2,081
  Registration fees....................           --            --          --
  Printing and shareholder reports.....       17,562        14,884       2,596
  Directors' fees......................          411           871         109
  Insurance............................          712         1,058         325
  S&P Licensing fee....................           --            --          --
  Other................................        2,922         6,452       3,815
                                         -----------  ------------  ----------
      Total expenses...................      338,794       772,961     148,244
Less fees and expenses waived or
 absorbed by Advisor...................      (84,884)      (26,838)    (77,007)
                                         -----------  ------------  ----------
      Total net expenses...............      253,910       746,123      71,237
                                         -----------  ------------  ----------
      Investment income (loss)--net....      103,108      (261,711)    389,648
                                         -----------  ------------  ----------
Realized and unrealized gains (losses)
 on investments and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)...............     (124,924)    2,964,661    (159,807)
    Foreign currency transactions......           --            --          --
  Net change in unrealized appreciation
   or depreciation on:
    Investments........................   (1,929,260)  (19,032,784)  1,482,841
    Translation of assets and
     liabilities in foreign currency...           --            --          --
                                         -----------  ------------  ----------
      Net gains (losses) on
       investments.....................   (2,054,184)  (16,068,123)  1,323,034
                                         -----------  ------------  ----------
Net increase (decrease) in net assets
 resulting from operations.............  $(1,951,076) $(16,329,834) $1,712,682
                                         ===========  ============  ==========

ADVANTUS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                    GROWTH                        BOND
                                                  PORTFOLIO                    PORTFOLIO
                                         ----------------------------  --------------------------
                                             2000           1999           2000          1999
                                         -------------  -------------  ------------  ------------
Operations:
  Investment income (loss)--net........  $  (1,331,020) $     620,866  $ 11,436,439  $ 10,726,543
  Net realized gains (losses) on
   investments.........................     47,017,395     20,132,234    (7,254,464)   (5,461,475)
  Net change in unrealized appreciation
   or depreciation of investments......   (170,295,571)   100,961,695    13,565,216   (10,168,312)
                                         -------------  -------------  ------------  ------------
    Net increase (decrease) in net
     assets resulting from
     operations........................   (124,609,196)   121,714,795    17,747,191    (4,903,244)
                                         -------------  -------------  ------------  ------------
Distributions to shareholders from:
  Investment income--net...............        (20,866)    (2,151,114)  (10,726,543)   (9,315,816)
  Net realized gains...................    (20,539,219)   (13,013,829)           --    (3,747,942)
                                         -------------  -------------  ------------  ------------
    Total distributions................    (20,560,085)   (15,164,943)  (10,726,543)  (13,063,758)
                                         -------------  -------------  ------------  ------------
Capital share transactions (note 8):
  Proceeds from sales..................    109,655,881    121,088,623    31,493,026    53,604,180
  Shares issued as a result of
   reinvested distributions............     20,560,085     15,164,943    10,726,543    13,063,758
  Payments for redemption of shares....   (141,005,194)  (116,509,613)  (43,867,914)  (45,612,304)
                                         -------------  -------------  ------------  ------------
    Increase (decrease) in net assets
     from capital share transactions...    (10,789,228)    19,743,953    (1,648,345)   21,055,634
                                         -------------  -------------  ------------  ------------
    Total increase (decrease) in net
     assets............................   (155,958,509)   126,293,805     5,372,303     3,088,632
Net assets at beginning of year........    594,675,721    468,381,916   181,881,241   178,792,609
                                         -------------  -------------  ------------  ------------
Net assets at end of year*.............  $ 438,717,212  $ 594,675,721  $187,253,544  $181,881,241
                                         =============  =============  ============  ============
* including undistributed
 (distributions in excess of) net
 investment income of..................  $          --  $      20,866  $ 11,436,439  $ 10,726,543

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                 STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
                                          YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                    MONEY                         ASSET                       MORTGAGE
                                                    MARKET                      ALLOCATION                   SECURITIES
                                                  PORTFOLIO                     PORTFOLIO                    PORTFOLIO
                                         ----------------------------  ----------------------------  --------------------------
                                             2000           1999           2000           1999           2000          1999
                                         -------------  -------------  -------------  -------------  ------------  ------------
Operations:
  Investment income (loss)--net........  $   9,326,548  $   6,592,689  $  15,619,288  $  15,216,856  $ 10,274,172  $  9,141,650
  Net realized gains (losses) on
   investments.........................             --             --     48,487,849     33,121,659    (3,183,954)     (882,469)
  Net change in unrealized appreciation
   or depreciation of investments......             --             --   (137,356,655)    50,655,655     8,703,106    (5,631,350)
                                         -------------  -------------  -------------  -------------  ------------  ------------
    Net increase (decrease) in net
     assets resulting from
     operations........................      9,326,548      6,592,689    (73,249,518)    98,994,170    15,793,324     2,627,831
                                         -------------  -------------  -------------  -------------  ------------  ------------
Distributions to shareholders from:
  Investment income--net...............     (9,326,548)    (6,592,689)   (16,373,615)   (28,808,007)   (9,141,650)   (7,552,106)
  Net realized gains...................             --             --    (33,866,432)   (32,912,956)           --            --
                                         -------------  -------------  -------------  -------------  ------------  ------------
    Total distributions................     (9,326,548)    (6,592,689)   (50,240,047)   (61,720,963)   (9,141,650)   (7,552,106)
                                         -------------  -------------  -------------  -------------  ------------  ------------
Capital share transactions (note 8):
  Proceeds from sales..................    171,501,088    196,154,692    101,555,964    131,884,774    28,747,115    43,047,353
  Shares issued as a result of
   reinvested distributions............      9,267,520      6,592,689     50,240,047     61,720,963     9,141,650     7,552,106
  Payments for redemption of shares....   (153,250,569)  (172,344,676)  (139,463,455)  (118,746,975)  (32,214,536)  (31,218,007)
                                         -------------  -------------  -------------  -------------  ------------  ------------
    Increase (decrease) in net assets
     from capital share transactions...     27,518,039     30,402,705     12,332,556     74,858,762     5,674,229    19,381,452
                                         -------------  -------------  -------------  -------------  ------------  ------------
    Total increase (decrease) in net
     assets............................     27,518,039     30,402,705   (111,157,009)   112,131,969    12,325,903    14,457,177
Net assets at beginning of year........    156,579,677    126,176,972    750,128,689    637,996,720   138,815,267   124,358,090
                                         -------------  -------------  -------------  -------------  ------------  ------------
Net assets at end of year*.............  $ 184,097,716  $ 156,579,677  $ 638,971,680  $ 750,128,689  $151,141,170  $138,815,267
                                         =============  =============  =============  =============  ============  ============
* including undistributed
 (distributions in excess of) net
 investment income of..................  $          --  $          --  $          --  $     409,615  $ 10,274,172  $  9,141,650

ADVANTUS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                                CAPITAL
                                                  INDEX 500                   APPRECIATION
                                                  PORTFOLIO                    PORTFOLIO
                                         ----------------------------  --------------------------
                                             2000           1999           2000          1999
                                         -------------  -------------  ------------  ------------
Operations:
  Investment income (loss)--net........  $   4,680,231  $   5,080,124  $   (761,731) $   (923,100)
  Net realized gains (losses) on
   investments.........................      6,103,753      8,470,614    85,271,213    40,283,314
  Net change in unrealized appreciation
   or depreciation of investments......    (71,591,547)   100,231,061  (127,399,295)   41,566,691
                                         -------------  -------------  ------------  ------------
    Net increase (decrease) in net
     assets resulting from
     operations........................    (60,807,563)   113,781,799   (42,889,813)   80,926,905
                                         -------------  -------------  ------------  ------------
Distributions to shareholders from:
  Investment income--net...............     (4,710,123)   (10,083,595)           --            --
  Net realized gains...................     (9,444,500)    (8,167,486)  (39,535,288)  (52,034,035)
                                         -------------  -------------  ------------  ------------
    Total distributions................    (14,154,623)   (18,251,081)  (39,535,288)  (52,034,035)
                                         -------------  -------------  ------------  ------------
Capital share transactions (note 8):
  Proceeds from sales..................    157,589,122    206,284,610    64,057,734    69,233,507
  Shares issued as a result of
   reinvested distributions............     14,154,623     18,251,081    39,535,288    52,034,035
  Payments for redemption of shares....   (170,366,560)  (199,101,535)  (97,633,963)  (85,511,305)
                                         -------------  -------------  ------------  ------------
    Increase (decrease) in net assets
     from capital share transactions...      1,377,185     25,434,156     5,959,059    35,756,237
                                         -------------  -------------  ------------  ------------
    Total increase (decrease) in net
     assets............................    (73,585,001)   120,964,874   (76,466,042)   64,649,107
Net assets at beginning of year........    657,824,365    536,859,491   457,448,754   392,799,647
                                         -------------  -------------  ------------  ------------
Net assets at end of year*.............  $ 584,239,364  $ 657,824,365  $380,982,712  $457,448,754
                                         =============  =============  ============  ============
* including undistributed
 (distributions in excess of) net
 investment income of..................  $      50,232  $      80,124  $         --  $         --

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                 STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
                                          YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                               SMALL                     MATURING
                                               INTERNATIONAL                  COMPANY                   GOVERNMENT
                                                   STOCK                       GROWTH                   BOND 2002
                                                 PORTFOLIO                   PORTFOLIO                  PORTFOLIO
                                         --------------------------  --------------------------  ------------------------
                                             2000          1999          2000          1999         2000         1999
                                         ------------  ------------  ------------  ------------  -----------  -----------
Operations:
  Investment income (loss)--net........  $  6,704,316  $  6,521,852  $ (1,287,798) $   (876,683) $   482,699  $   421,786
  Net realized gains (losses) on
   investments.........................    33,861,558    28,995,007    78,774,373    36,374,507      (45,111)     (19,742)
  Net change in unrealized appreciation
   or depreciation of investments......   (38,138,703)   28,324,477  (108,634,145)   48,401,789      223,872     (425,226)
                                         ------------  ------------  ------------  ------------  -----------  -----------
    Net increase (decrease) in net
     assets resulting from
     operations........................     2,427,171    63,841,336   (31,147,570)   83,899,613      661,460      (23,182)
                                         ------------  ------------  ------------  ------------  -----------  -----------
Distributions to shareholders from:
  Investment income--net...............    (5,722,102)   (7,999,361)           --            --     (477,786)    (421,076)
  Net realized gains...................   (29,802,795)  (15,540,036)  (17,648,661)           --           --           --
                                         ------------  ------------  ------------  ------------  -----------  -----------
    Total distributions................   (35,524,897)  (23,539,397)  (17,648,661)           --     (477,786)    (421,076)
                                         ------------  ------------  ------------  ------------  -----------  -----------
Capital share transactions (note 8):
  Proceeds from sales..................    65,130,163    72,079,888    67,100,498    48,493,150      489,911    5,070,623
  Shares issued as a result of
   reinvested distributions............    35,524,897    23,539,397    17,648,661            --      477,786      421,076
  Payments for redemption of shares....   (88,476,606)  (82,944,819)  (64,856,473)  (57,858,209)  (2,730,710)  (1,741,050)
                                         ------------  ------------  ------------  ------------  -----------  -----------
    Increase (decrease) in net assets
     from capital share transactions...    12,178,454    12,674,466    19,892,686    (9,365,059)  (1,763,013)   3,750,649
                                         ------------  ------------  ------------  ------------  -----------  -----------
    Total increase (decrease) in net
     assets............................   (20,919,272)   52,976,405   (28,903,545)   74,534,554   (1,579,339)   3,306,391
Net assets at beginning of year........   363,848,958   310,872,553   269,881,112   195,346,558   10,160,571    6,854,180
                                         ------------  ------------  ------------  ------------  -----------  -----------
Net assets at end of year*.............  $342,929,686  $363,848,958  $240,977,567  $269,881,112  $ 8,581,232  $10,160,571
                                         ============  ============  ============  ============  ===========  ===========
* including undistributed
 (distributions in excess of) net
 investment income of..................  $  5,425,891  $  5,722,102  $         --  $         --  $     8,699  $     3,786

ADVANTUS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                 MATURING                  MATURING
                                                GOVERNMENT                GOVERNMENT
                                                BOND 2006                 BOND 2010
                                                PORTFOLIO                 PORTFOLIO
                                         ------------------------  ------------------------
                                            2000         1999         2000         1999
                                         -----------  -----------  -----------  -----------
Operations:
  Investment income (loss)--net........  $   359,693  $   376,514  $   307,005  $   312,933
  Net realized gains (losses) on
   investments.........................      (22,610)     (48,930)     (49,008)          85
  Net change in unrealized appreciation
   or depreciation of investments......      540,271     (865,808)     722,031     (979,955)
                                         -----------  -----------  -----------  -----------
    Net increase (decrease) in net
     assets resulting from
     operations........................      877,354     (538,224)     980,028     (666,937)
                                         -----------  -----------  -----------  -----------
Distributions to shareholders from:
  Investment income--net...............     (362,207)    (374,327)    (312,933)    (231,080)
  Net realized gains...................           --           --      (23,561)     (10,517)
  Tax return of capital................       (2,307)          --           --           --
                                         -----------  -----------  -----------  -----------
    Total distributions................     (364,514)    (374,327)    (336,494)    (241,597)
                                         -----------  -----------  -----------  -----------
Capital share transactions (note 8):
  Proceeds from sales..................      508,736    1,720,301      869,174    2,038,505
  Shares issued as a result of
   reinvested distributions............      364,514      374,327      336,494      241,597
  Payments for redemption of shares....   (1,218,009)  (1,791,410)  (1,254,462)  (2,077,689)
                                         -----------  -----------  -----------  -----------
    Increase (decrease) in net assets
     from capital share transactions...     (344,759)     303,218      (48,794)     202,413
                                         -----------  -----------  -----------  -----------
    Total increase (decrease) in net
     assets............................      168,081     (609,333)     594,740     (706,121)
Net assets at beginning of year........    6,260,524    6,869,857    4,942,332    5,648,453
                                         -----------  -----------  -----------  -----------
Net assets at end of year*.............  $ 6,428,605  $ 6,260,524  $ 5,537,072  $ 4,942,332
                                         ===========  ===========  ===========  ===========
* including undistributed
 (distributions in excess of) net
 investment income of..................  $        --  $     2,514  $   307,005  $   312,933

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                 STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
                                          YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                   VALUE                  SMALL COMPANY                 GLOBAL
                                                   STOCK                      VALUE                      BOND
                                                 PORTFOLIO                  PORTFOLIO                 PORTFOLIO
                                         --------------------------  ------------------------  ------------------------
                                             2000          1999         2000         1999         2000         1999
                                         ------------  ------------  -----------  -----------  -----------  -----------
Operations:
  Investment income (loss)--net........  $  1,420,698  $  2,544,301  $    47,811  $   146,405  $ 1,620,425  $ 1,850,693
  Net realized gains (losses) on
   investments.........................    (4,543,001)    8,724,028    1,514,160     (724,418)  (2,883,105)  (2,333,129)
  Net change in unrealized appreciation
   or depreciation of investments......      (400,571)  (10,353,629)   3,049,041      409,866    1,840,019   (2,043,163)
                                         ------------  ------------  -----------  -----------  -----------  -----------
    Net increase (decrease) in net
     assets resulting from
     operations........................    (3,513,874)      914,700    4,611,012     (168,147)     577,339   (2,525,599)
                                         ------------  ------------  -----------  -----------  -----------  -----------
Distributions to shareholders from:
  Investment income--net...............    (1,499,301)   (5,725,701)     (66,268)    (150,000)      (6,987)    (908,156)
  Net realized gains...................            --            --           --           --           --     (141,029)
  Tax return of capital................            --            --           --           --           --           --
                                         ------------  ------------  -----------  -----------  -----------  -----------
    Total distributions................    (1,499,301)   (5,725,701)     (66,268)    (150,000)      (6,987)  (1,049,185)
                                         ------------  ------------  -----------  -----------  -----------  -----------
Capital share transactions (note 8):
  Proceeds from sales..................    33,615,038    45,459,132   10,538,025    6,559,658    8,360,220    7,332,871
  Shares issued as a result of
   reinvested distributions............     1,499,301     5,725,701       66,268      150,000        6,987    1,049,185
  Payments for redemption of shares....   (55,347,288)  (69,039,954)  (5,102,646)  (2,519,839)  (3,853,006)  (3,866,428)
                                         ------------  ------------  -----------  -----------  -----------  -----------
    Increase (decrease) in net assets
     from capital share transactions...   (20,232,949)  (17,855,121)   5,501,647    4,189,819    4,514,201    4,515,628
                                         ------------  ------------  -----------  -----------  -----------  -----------
    Total increase (decrease) in net
     assets............................   (25,246,124)  (22,666,122)  10,046,391    3,871,672    5,084,553      940,844
Net assets at beginning of year........   191,379,777   214,045,899   12,517,540    8,645,868   32,092,912   31,152,068
                                         ------------  ------------  -----------  -----------  -----------  -----------
Net assets at end of year*.............  $166,133,653  $191,379,777  $22,563,931  $12,517,540  $37,177,465  $32,092,912
                                         ============  ============  ===========  ===========  ===========  ===========
* including undistributed
 (distributions in excess of) net
 investment income of..................  $     15,698  $     94,301  $        --  $     8,863  $  (602,808) $  (208,416)

ADVANTUS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                 INDEX 400
                                                  MID-CAP
                                                 PORTFOLIO
                                         -------------------------
                                             2000         1999
                                         ------------  -----------
Operations:
  Investment income (loss)--net........  $    356,589  $   110,929
  Net realized gains (losses) on
   investments.........................     3,792,576    1,165,577
  Net change in unrealized appreciation
   or depreciation of investments......        37,571    1,664,366
                                         ------------  -----------
    Net increase (decrease) in net
     assets resulting from
     operations........................     4,186,736    2,940,872
                                         ------------  -----------
Distributions to shareholders from:
  Investment income--net...............      (330,429)     (98,500)
  Net realized gains...................    (3,790,589)  (1,658,627)
  Tax return of capital................            --           --
                                         ------------  -----------
    Total distributions................    (4,121,018)  (1,757,127)
                                         ------------  -----------
Capital share transactions (note 8):
  Proceeds from sales..................    18,699,884   14,710,439
  Shares issued as a result of
   reinvested distributions............     4,121,018    1,757,127
  Payments for redemption of shares....   (11,475,872)  (3,805,290)
                                         ------------  -----------
    Increase (decrease) in net assets
     from capital share transactions...    11,345,030   12,662,276
                                         ------------  -----------
    Total increase (decrease) in net
     assets............................    11,410,748   13,846,021
Net assets at beginning of year........    24,357,271   10,511,250
                                         ------------  -----------
Net assets at end of year*.............  $ 35,768,019  $24,357,271
                                         ============  ===========
* including undistributed
 (distributions in excess of) net
 investment income of..................  $     38,589  $    12,429

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                 STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
                                          YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                MACRO-CAP                  MICRO-CAP                REAL ESTATE
                                                  VALUE                     GROWTH                   SECURITIES
                                                PORTFOLIO                  PORTFOLIO                 PORTFOLIO
                                         ------------------------  -------------------------  ------------------------
                                            2000         1999          2000         1999         2000         1999
                                         -----------  -----------  ------------  -----------  -----------  -----------
Operations:
  Investment income (loss)--net........  $   103,108  $    96,533  $   (261,711) $   (73,150) $   389,648  $   252,754
  Net realized gains (losses) on
   investments.........................     (124,924)     700,348     2,964,661    5,447,807     (159,807)    (579,299)
  Net change in unrealized appreciation
   or depreciation of investments......   (1,929,260)     382,932   (19,032,784)  14,803,544    1,482,841       87,999
                                         -----------  -----------  ------------  -----------  -----------  -----------
    Net increase (decrease) in net
     assets resulting from
     operations........................   (1,951,076)   1,179,813   (16,329,834)  20,178,201    1,712,682     (238,546)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Distributions to shareholders from:
  Investment income--net...............     (103,141)     (98,097)           --           --     (389,648)    (252,754)
  Net realized gains...................     (352,177)    (826,182)   (7,490,445)          --           --           --
  Tax return of capital................      (11,892)          --            --           --     (154,352)     (60,746)
                                         -----------  -----------  ------------  -----------  -----------  -----------
    Total distributions................     (467,210)    (924,279)   (7,490,445)          --     (544,000)    (313,500)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Capital share transactions (note 8):
  Proceeds from sales..................   13,790,064   13,357,586    47,562,965   19,083,551    3,945,796    1,811,607
  Shares issued as a result of
   reinvested distributions............      467,210      924,279     7,490,445           --      544,000      313,500
  Payments for redemption of shares....   (6,544,279)  (3,055,089)  (21,610,464)  (4,742,527)  (1,537,252)  (1,069,575)
                                         -----------  -----------  ------------  -----------  -----------  -----------
    Increase (decrease) in net assets
     from capital share transactions...    7,712,995   11,226,776    33,442,946   14,341,024    2,952,544    1,055,532
                                         -----------  -----------  ------------  -----------  -----------  -----------
    Total increase (decrease) in net
     assets............................    5,294,709   11,482,310     9,622,667   34,519,225    4,121,226      503,486
Net assets at beginning of year........   22,570,276   11,087,966    42,553,670    8,034,445    5,825,947    5,322,461
                                         -----------  -----------  ------------  -----------  -----------  -----------
Net assets at end of year*.............  $27,864,985  $22,570,276  $ 52,176,337  $42,553,670  $ 9,947,173  $ 5,825,947
                                         ===========  ===========  ============  ===========  ===========  ===========
* including undistributed
 (distributions in excess of) net
 investment income of..................  $        --  $        33  $         --  $        --  $        --  $        --

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

(1) ORGANIZATION

    Advantus Series Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified (except for Global Bond Portfolio), open-end management investment company with a series of nineteen portfolios (Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company Growth, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities). The Fund's prospectus provides a detailed description of each Portfolio's investment objective, policies and strategies.

The Fund accounts for the assets, liabilities and operations of each Portfolio separately. Shares of the Fund will not be offered directly to the public, but sold only to Minnesota Life Insurance Company's (Minnesota Life) separate accounts in connection with Minnesota Life variable contracts and policies.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Each Portfolio's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities, with the exception of those held in Money Market, International Stock, Macro-Cap Value and Global Bond Portfolios, are valued at market value. For International Stock, Macro-Cap Value and Global Bond Portfolios, short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities in Money Market Portfolio are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share. However, there is no assurance the portfolio will maintain the $1 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date, or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and accretion of bond discount computed on a level yield basis, is accrued daily.

  FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

    Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with net realized and unrealized gains or losses from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

International Stock and Global Bond also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. Global Bond may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by International Stock or Global Bond and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. International Stock and Global Bond are subject to the credit risk that the other party will not complete the obligations of the contract.

  FUTURES TRANSACTIONS

    To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund may also buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expired.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Each Portfolio within the Fund is treated as a separate entity for federal income tax purposes. The Fund's policy is to make the required minimum distributions prior to December 31, in order to avoid Federal excise tax.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

For federal income tax purposes, the following Portfolios had capital loss carryovers and/or post October losses at December 31, 2000, which, if not offset by subsequent capital gains, will expire December 31, 2002 through 2008. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire:

Bond...............................................................  $12,782,074
Asset Allocation...................................................    7,319,576
Mortgage Securities................................................    6,242,049
Capital Appreciation...............................................    7,154,854
Maturing Government Bond 2002......................................       69,157
Maturing Government Bond 2006......................................       56,021
Maturing Government Bond 2010......................................       60,314
Value Stock........................................................    4,480,219
Global Bond........................................................    1,609,738
Macro-Cap Value....................................................      246,953
Real Estate Securities.............................................    1,029,856

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolios.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

                                                    UNDISTRIBUTED NET      ACCUMULATED       ADDITIONAL PAID IN
                                                    INVESTMENT INCOME   REALIZED GAIN/LOSS        CAPITAL
                                                    -----------------   ------------------   ------------------
Growth............................................     $ 1,331,020          $(1,331,020)          $       0
Asset Allocation..................................         344,712             (344,610)               (102)
Capital Appreciation..............................         761,731             (761,731)                  0
International Stock...............................      (1,278,425)           1,278,425                   0
Small Company Growth..............................       1,287,798           (1,287,798)                  0
Small Company Value...............................           9,594               (9,594)                  0
Global Bond.......................................      (2,007,830)           2,254,385            (246,555)
Micro-Cap Growth..................................         261,711                                 (261,711)

  DISTRIBUTIONS TO SHAREHOLDERS

    Distributions to shareholders from net investment income for Money Market Portfolio are declared and reinvested daily in additional shares of capital stock. For Portfolios other than Money Market Portfolio, distributions from net investment income and realized gains, if any, will generally be declared and reinvested in additional shares on an annual basis.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

    Delivery and payment for securities which have been purchased by the Portfolios on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market flucuations. As of December 31, 2000, Bond, Asset Allocation and Mortgage

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

Securities Portfolios had entered into outstanding, when-issued or forward commitments of $9,134,636, $7,304,626 and $2,234,601, respectively. Each
Portfolio has segregated assets with the custodian to cover such when-issued and forward commitments.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the year ended December 31, 2000, the cost of purchases and proceeds from sales of investment securities aggregated $1,339,790,045 and $1,310,759,259, respectively, for Money Market. For the other Portfolios, the cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the year ended December 31, 2000 were as follows:

                                                      PURCHASES        SALES
                                                     ------------  --------------
Growth.............................................  $656,501,425  $  696,545,737
Bond...............................................   353,194,411     354,446,532
Asset Allocation...................................   987,934,573   1,022,710,873
Mortgage Securities................................    75,156,226      68,049,283
Index 500..........................................    80,990,666      96,080,888
Capital Appreciation...............................   794,384,590     846,852,057
International Stock................................   150,410,942     160,852,071
Small Company Growth...............................   394,762,110     405,400,637
Maturing Government Bond 2002......................     4,277,820       5,993,222
Maturing Government Bond 2006......................       205,710         580,960
Maturing Government Bond 2010......................       409,406         556,607
Value Stock........................................   268,060,678     296,451,536
Small Company Value................................    17,289,143      14,047,620
Global Bond........................................   101,247,448      95,113,708
Index 400 Mid-Cap..................................    26,018,657      21,269,304
Macro-Cap Value....................................    19,349,463      11,455,633
Micro-Cap Growth...................................    78,239,021      50,224,535
Real Estate Securities.............................    12,840,751       9,976,906

(4) FORWARD FOREIGN CURRENCY CONTRACTS

    On December 31, 2000, Global Bond had entered into forward currency contracts that obligate Global Bond to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

      EXCHANGE               CURRENCY TO BE             CURRENCY TO BE         UNREALIZED      UNREALIZED
        DATE                   DELIVERED                   RECEIVED           APPRECIATION    DEPRECIATION
---------------------   ------------------------   ------------------------  --------------  --------------
     01/02/2001               4,317     GBP              6,914     EUR          $     44       $       --
     01/03/2001               3,821     NZD              1,817     EUR                15               --
     01/04/2001           1,874,059     EUR        173,000,000     JPY                --          243,796
     01/04/2001         173,000,000     JPY          1,621,992     US$           105,956               --
     01/04/2001         173,000,000     JPY          1,828,289     EUR           200,816               --
     01/04/2001           1,603,336     US$        173,000,000     JPY                --           87,301
     01/12/2001           6,489,000     SEK            762,855     EUR            28,099               --
     01/16/2001             154,472     US$          1,520,000     MXP             2,814               --
     01/16/2001           1,520,000     MXP            156,540     US$                --              746
     01/19/2001             708,861     EUR            605,711     US$                --           60,337

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) FORWARD FOREIGN CURRENCY CONTRACTS - (CONTINUED)

      EXCHANGE               CURRENCY TO BE             CURRENCY TO BE         UNREALIZED      UNREALIZED
        DATE                   DELIVERED                   RECEIVED           APPRECIATION    DEPRECIATION
---------------------   ------------------------   ------------------------  --------------  --------------
     01/19/2001             605,711     US$            420,000     GBP            21,850               --
     01/19/2001             420,000     GBP            692,612     EUR            23,220               --
     01/29/2001           1,600,000     US$          1,857,765     EUR           146,250               --
     01/29/2001           1,919,962     EUR          1,600,000     US$                --          204,713
     01/30/2001           2,261,304     US$        240,700,000     JPY                --          141,608
     02/09/2001           1,240,000     CAD            803,786     US$                --           22,771
     02/28/2001         177,000,000     JPY          1,616,040     US$            50,459               --
     02/28/2001           1,928,000     MXP            200,000     US$             3,051               --
     02/28/2001           1,591,369     US$        177,000,000     JPY                --           25,788
     03/02/2001           1,600,000     US$          1,867,741     EUR           157,647               --
     03/02/2001           1,629,919     US$          1,820,000     EUR            82,801               --
     03/02/2001           1,820,000     EUR          1,631,448     US$                --           81,272
     03/05/2001             874,408     US$          6,680,000     ZAR             2,864               --
     03/05/2001           6,680,000     ZAR            984,061     EUR            48,888               --
     03/05/2001             982,187     EUR            874,408     US$                --           49,988
     03/13/2001           1,707,483     EUR          1,506,000     US$                --          101,499
     03/14/2001             208,000     GBP            342,274     EUR            11,230               --
     03/21/2001           3,800,000     NZD          1,621,536     US$                --           57,329
                                                                                --------       ----------
                                                                                $886,004       $1,077,148
                                                                                ========       ==========

CAD  Canadian Dollar
EUR  Euro
GBP  British Sterling Pound
JPY  Japanese Yen
MXP  Mexican Peso
NZD  New Zealand Dollar
SEK  Swedish Krona
US$  United States Dollar
ZAR  South African Rand

(5) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or Advisor), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the advisory agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

Effective May 1, 2000 each Portfolio of the Fund pays Advantus Capital an annual fee, based on average net assets, in the following amounts:

PORTFOLIO                                                         ANNUAL FEE
---------                                 ----------------------------------------------------------
Growth..................................    .45%  of assets to $1 billion; and
                                            .40%  of assets exceeding $1 billion
Bond....................................    .30%  of assets to $500 million
                                            .25%  of assets exceeding $500 million to $1 billion;
                                                   and

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(5) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

PORTFOLIO                                                         ANNUAL FEE
---------                                 ----------------------------------------------------------
                                            .20%  of assets exceeding $1 billion;
Money Market............................    .25%  of assets to $1 billion; and
                                            .20%  of assets exceeding $1 billion
Asset Allocation........................    .35%  of assets to $1 billion; and
                                            .30%  of assets exceeding $1 billion
Mortgage Securities.....................    .30%  of assets to $1 billion; and
                                            .25%  of assets exceeding $1 billion
Index 500...............................    .15%  of assets to $250 million;
                                            .10%  of assets exceeding $250 million to $1 billion;
                                                   and
                                           .075%  of assets exceeding $1 billion
Capital Appreciation....................    .50%  of assets to $1 billion; and
                                            .45%  of assets to $1 billion
International Stock.....................    .60%  of assets to $250 million;
                                            .55%  of assets exceeding $250 million to $500 million
                                            .50%  of assets exceeding $500 million to $1 billion;
                                                   and
                                            .45%  of assets exceeding $1 billion
Small Company Growth....................    .65%  of assets to $1 billion; and
                                            .60%  of assets exceeding $1 billion
Maturing Government Bond 2002...........    .25%
Maturing Government Bond 2006...........    .25%
Maturing Government Bond 2010...........    .25%
Value Stock.............................    .50%  of assets to $500 million;
                                            .45%  of assets exceeding $500 million to $1 billion;
                                                   and
                                            .40%  of assets exceeding $1 billion
Small Company Value.....................    .70%  of assets to $1 billion; and
                                            .65%  of assets exceeding $1 billion
Global Bond.............................    .60%  of assets to $1 billion; and
                                            .55%  of assets exceeding $1 billion
Index 400 Mid-Cap.......................    .15%  of assets to $250 million
                                            .10%  of assets exceeding $250 million to $1 billion;
                                                   and
                                           .075%  of assets exceeding $1 billion
Macro-Cap Value.........................    .50%
Micro-Cap Growth........................    .95%
Real Estate Securities..................    .60%  of assets to $1 billion; and
                                            .55%  of assets exceeding $1 billion

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(5) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

Advantus Capital has sub-advisory agreements with the following registered investment advisers. Under the sub-advisory agreements, Advantus Capital pays the sub-advisers an annual fee based on average daily net assets, in the following amounts:

PORTFOLIO                                SUB-ADVISER                              ANNUAL FEE
---------                                -----------                 -------------------------------------
Capital Appreciation       Credit Suisse Asset Management, LLC       .50%   of total assets between $0 and
                                                                             $500 million;
                                                                     .45%   of total assets between $500
                                                                             million and $1 billion;
                                                                     .35%   of total assets between $1
                                                                             billion and $2 billion; and
                                                                     .30%   of total assets exceeding $2
                                                                             billion
International Stock        Templeton Investment Counsel, Inc.        .70%   of total assets between $0 and
                                                                             $10 million;
                                                                     .65%   of total assets exceeding $10
                                                                             million to $25 million;
                                                                     .55%   of total assets exceeding $25
                                                                             million to $50 million;
                                                                     .50%   of total assets exceeding $50
                                                                             million to $100 million; and
                                                                     .40%   of assets exceeding $100
                                                                             million
Small Company Growth       Credit Suisse Asset Management, LLC       .65%   of total assets between $0 and
                                                                             $500 million;
                                                                     .60%   of total assets between $500
                                                                             million and $1 billion;
                                                                     .50%   of total assets between $1
                                                                             billion and $2 billion; and
                                                                     .45%   of total assets exceeding $2
                                                                             billion
Small Company Value        State Street Research & Management        .65%   on the first $500 million of
                           Company                                           assets;
                                                                     .60%   on the next $500 million of
                                                                             assets;
                                                                     .50%   of assets in excess of $1
                                                                             billion
Global Bond                Julius Baer Investment Management, Inc.   .30%   of average daily net assets
Macro-Cap Value            J.P. Morgan Investment Management, Inc.   .45%   of average daily net assets
Micro-Cap Growth           Wall Street Associates                    .85%   of average daily net assets

Prior to May 1, 2000, each portfolio of the Fund paid Advantus Capital an annual fee, based on average net assets, in the following amounts:

PORTFOLIO                                                         ANNUAL FEE
---------                                 ----------------------------------------------------------
Growth..................................    .50%
Bond....................................    .50%
Money Market............................    .50%
Asset Allocation........................    .50%

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(5) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

PORTFOLIO                                                         ANNUAL FEE
---------                                 ----------------------------------------------------------
Mortgage Securities.....................    .50%
Index 500...............................    .40%
Capital Appreciation....................    .75%
International Stock.....................   1.00%  on the first $10 million in net assets
                                            .90%  on the next $15 million
                                            .80%  on the next $25 million
                                            .75%  on the next $50 million
                                            .65%  thereafter
Small Company Growth....................    .75%
Maturing Government Bond 2002...........    .25%
Maturing Government Bond 2006...........    .25%
Maturing Government Bond 2010...........    .25%
Value Stock.............................    .75%
Small Company Value.....................    .75%
Global Bond.............................    .60%
Index 400 Mid-Cap.......................    .40%
Macro-Cap Value.........................    .70%
Micro-Cap Growth........................   1.10%
Real Estate Securities..................    .75%

Prior to May 1, 2000, Advantus Capital had sub-advisory agreements with the following registered investment advisers. Under the sub-advisory agreements, Advantus Capital paid the sub-advisors an annual fee based on average daily net assets, in the following amounts:

PORTFOLIO                                SUB-ADVISER                              ANNUAL FEE
---------                                -----------                 -------------------------------------
Capital Appreciation       Winslow Capital Managment, Inc            .375%
International Stock        Templeton Investment Counsel, Inc.        .75%   on the first $10 million in
                                                                             net assets
                                                                     .65%   on the next $15 million
                                                                     .55%   on the next $25 million
                                                                     .50%   on the next $50 million
                                                                     .40%   thereafter
Global Bond                Julius Baer Investment Management, Inc.   .30%
Macro-Cap Value            J.P. Morgan Investment Management, Inc.   .45%
Micro-Cap Growth           Wall Street Associates                    .85%

The Fund bears certain other operating expenses including outside directors' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, and other miscellaneous expenses. Each Portfolio will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific Portfolio will be allocated based upon the proportionate net asset size of each Portfolio. Advantus Capital directly incurs and pays these operating expenses relating to the Fund and the Fund in turn reimburses Advantus Capital.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(5) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

  VOLUNTARY FEE ABSORPTION

    Prior to May 1, 2000, Advantus voluntarily absorbed all fees and expenses that exceeded .55% of average daily net assets for the Index 400 Mid-Cap Portfolio, .90% of average daily net assets for the Small Company Value Portfolio and Real Estate Securities Portfolio, .40% of average daily net assets for each of the three Maturing Government Bond Portfolios, .85% of average daily net assets for the Macro-Cap Value Portfolio, and 1.25% of average daily net assets for the Micro-Cap Growth Portfolio. Effective May 1, 2000 Advantus Capital voluntarily absorbed all fees and expenses that exceeded .55% of average daily net assets for the Index 400 Mid-Cap Portfolio, 1.10% of average daily net assets for the Small Company Value Portfolio, 1.00% of average daily net assets for the Real Estate Securities Portfolio, .40% of average daily net assets for each of the three Maturing Government Bond Portfolios, 1.00% of average daily net assets for the Macro-Cap Value Portfolio, and 1.35% of average daily net assets for the Micro-Cap Growth Portfolio. Advantus Capital has not agreed to absorb expenses over a specific period of time and it may cease its absorption of expenses at any time. If it does so, some Portfolio expenses would increase and thereby reduce investment return.

During the year ended December 31, 2000, Advantus Capital Management voluntarily agreed to absorb $60,401, $61,355, $62,524, $87,809, $74,402, $84,884, $26,838
and $77,007 in expenses that were otherwise payable by Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Small Company Value, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities Portfolios, respectively.

Each Portfolio pays an administrative services fee to Minnesota Life for accounting, legal and other administrative services which Minnesota Life provides. The administrative services fee for each Portfolio is $4,300 per month, except for International Stock, Global Bond and Macro-Cap Value Portfolios. For International Stock, Global Bond and Macro-Cap Value, the administrative services fee is $3,100 per month for each Portfolio. Prior to February 1, 2000, the administrative services fee was $3,900 per month, except for International Stock, Global Bond and Macro-Cap Value Portfolios. For International Stock, Global Bond and Macro-Cap Value, the administrative services fee was $2,800 per month.

The Fund has an agreement with SEI Investments Mutual Fund Services (SEI) whereby SEI provides daily fund accounting services for International Stock, Global Bond and Macro-Cap Value Portfolios. Under this agreement, the annual fee for each Portfolio is equal to the greater of $45,000 or .08% of the first $150 million in net assets and .05% of net assets in excess of $150 million.

  DISTRIBUTION FEES

    The Fund has adopted a Rule 12b-1 Distribution Plan effective May 1, 2000, covering all of its Portfolios except the Maturing Government Bond Portfolios. Each covered Portfolio pays distribution fees equal to .25% per annum of the average daily net assets of the Portfolio. These fees are paid out of the Portfolio's assets, which affects the Porfolio's share price. The fees are paid to Ascend Financial Services, Inc. (Ascend) the Fund's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Portfolios' shares. Ascend may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the Distribution Plan.

(6) STOCK INDEX FUTURES CONTRACTS

    Investments in securities as of December 31, 2000, included securities valued at $19,175,000 in the
Index 500 Portfolio and $561,575 in the Index 400 Mid-Cap Portfolio that were used as collateral to cover initial margin deposits on twenty-three open March S&P 500 Futures purchase contracts in the Index 500 Portfolio and eleven open March Mid-Cap 400 Futures purchase contracts in the Index 400 Mid-Cap Portfolio.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(6) STOCK INDEX FUTURES CONTRACTS - (CONTINUED)

The market value of the open purchase contracts as of December 31, 2000 was $7,676,250 in the Index 500 Portfolio and $2,874,575 in the Index 400 Mid-Cap Portfolio with a net unrealized loss of $283,000 in the Index 500 Portfolio and a unrealized loss of $30,425 in the Index 400 Mid-Cap Portfolio.

(7) SECURITIES LENDING

    At December 31, 2000, securities valued at $70,635,706, $11,168,222,
$1,254,200, $7,189,776 and $14,659,212 were on loan to brokers for the Small Company Growth Portfolio, Value Stock Portfolio, Small Company Value Portfolio, Index 400 Mid-Cap Portfolio and Micro-Cap Growth Portfolio. The portfolios received $75,689,779, $11,770,481, $1,352,136, $7,559,994 and $15,600,307 in
cash, respectively, as collateral. The risks to the portfolios of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

(8) CAPITAL SHARE TRANSACTIONS

    Transactions in shares of Portfolios for the years ended December 31, 2000 and 1999 were as follows:

                                                                        GROWTH                         BOND
                                                              ---------------------------   ---------------------------
                                                                  2000           1999           2000           1999
                                                              ------------   ------------   ------------   ------------
Sold........................................................    32,925,216     42,839,351     27,039,009     44,447,081
Issued for reinvested distributions.........................     5,676,127      5,597,679      9,520,538     10,863,182
Redeemed....................................................   (43,257,447)   (41,077,172)   (37,637,856)   (37,836,298)
                                                              ------------   ------------   ------------   ------------
                                                                (4,656,104)     7,359,858     (1,078,309)    17,473,965
                                                              ============   ============   ============   ============

                                                                     MONEY MARKET                ASSET ALLOCATION
                                                              ---------------------------   ---------------------------
                                                                  2000           1999           2000           1999
                                                              ------------   ------------   ------------   ------------
Sold........................................................   171,501,088    196,147,412     43,807,509     59,907,235
Issued for reinvested distributions.........................     9,267,520      6,599,969     21,707,809     28,365,669
Redeemed....................................................  (153,250,569)  (172,344,676)   (60,222,150)   (53,909,578)
                                                              ------------   ------------   ------------   ------------
                                                                27,518,039     30,402,705      5,293,168     34,363,326
                                                              ============   ============   ============   ============

                                                                  MORTGAGE SECURITIES                INDEX 500
                                                              ---------------------------   ---------------------------
                                                                  2000           1999           2000           1999
                                                              ------------   ------------   ------------   ------------
Sold........................................................    24,889,390     36,777,720     35,795,754     49,686,146
Issued for reinvested distributions.........................     8,281,538      6,511,621      3,149,680      4,378,781
Redeemed....................................................   (27,891,157)   (26,626,624)   (38,670,581)   (47,233,005)
                                                              ------------   ------------   ------------   ------------
                                                                 5,279,771     16,662,717        274,853      6,831,922
                                                              ============   ============   ============   ============

                                                                 CAPITAL APPRECIATION           INTERNATIONAL STOCK
                                                              ---------------------------   ---------------------------
                                                                  2000           1999           2000           1999
                                                              ------------   ------------   ------------   ------------
Sold........................................................    18,368,486     22,418,718     36,472,231     41,001,132
Issued for reinvested distributions.........................    10,472,198     17,936,740     20,289,924     14,386,485
Redeemed....................................................   (27,898,987)   (27,938,372)   (49,790,737)   (47,503,619)
                                                              ------------   ------------   ------------   ------------
                                                                   941,697     12,417,086      6,971,418      7,883,998
                                                              ============   ============   ============   ============

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(8) CAPITAL SHARE TRANSACTIONS - (CONTINUED)

                                                                                             MATURING GOVERNMENT BOND
                                                                 SMALL COMPANY GROWTH                  2002
                                                              ---------------------------   ---------------------------
                                                                  2000           1999           2000           1999
                                                              ------------   ------------   ------------   ------------
Sold........................................................    28,180,938     28,170,922        454,260      4,624,824
Issued for reinvested distributions.........................     6,303,095             --        443,786        398,816
Redeemed....................................................   (27,403,292)   (34,140,673)    (2,567,928)    (1,590,033)
                                                              ------------   ------------   ------------   ------------
                                                                 7,080,741     (5,969,751)    (1,669,882)     3,433,607
                                                              ============   ============   ============   ============

                                                                  MATURING GOVERNMENT           MATURING GOVERNMENT
                                                                       BOND 2006                     BOND 2010
                                                              ---------------------------   ---------------------------
                                                                  2000           1999           2000           1999
                                                              ------------   ------------   ------------   ------------
Sold........................................................       434,322      1,435,106        693,211      1,602,449
Issued for reinvested distributions.........................       308,370        343,513        290,108        186,504
Redeemed....................................................    (1,072,797)    (1,497,984)    (1,029,803)    (1,644,699)
                                                              ------------   ------------   ------------   ------------
                                                                  (330,105)       280,635        (46,484)       144,254
                                                              ============   ============   ============   ============

                                                                      VALUE STOCK               SMALL COMPANY VALUE
                                                              ---------------------------   ---------------------------
                                                                  2000           1999           2000           1999
                                                              ------------   ------------   ------------   ------------
Sold........................................................    20,324,245     26,200,731     10,921,099      7,303,801
Issued for reinvested distributions.........................       890,070      3,356,163         58,755        167,362
Redeemed....................................................   (33,509,147)   (39,454,214)    (5,295,411)    (2,800,436)
                                                              ------------   ------------   ------------   ------------
                                                               (12,294,832)    (9,897,320)     5,684,442      4,670,727
                                                              ============   ============   ============   ============

                                                                      GLOBAL BOND                INDEX 400 MID-CAP
                                                              ---------------------------   ---------------------------
                                                                  2000           1999           2000           1999
                                                              ------------   ------------   ------------   ------------
Sold........................................................     9,177,930      7,504,432     14,611,829     13,266,825
Issued for reinvested distributions.........................         7,578      1,097,583      3,318,457      1,593,032
Redeemed....................................................    (4,219,501)    (3,985,565)    (9,083,995)    (3,424,608)
                                                              ------------   ------------   ------------   ------------
                                                                 4,966,007      4,616,450      8,846,291     11,435,249
                                                              ============   ============   ============   ============

                                                                    MACRO-CAP VALUE              MICRO-CAP GROWTH
                                                              ---------------------------   ---------------------------
                                                                  2000           1999           2000           1999
                                                              ------------   ------------   ------------   ------------
Sold........................................................    12,123,876     11,509,155     19,041,538     12,260,117
Issued for reinvested distributions.........................       414,004        799,052      3,213,985             --
Redeemed....................................................    (5,733,190)    (2,636,601)    (9,409,438)    (3,263,605)
                                                              ------------   ------------   ------------   ------------
                                                                 6,804,690      9,671,606     12,846,085      8,996,512
                                                              ============   ============   ============   ============

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(8) CAPITAL SHARE TRANSACTIONS - (CONTINUED)

                                                                REAL ESTATE SECURITIES
                                                              ---------------------------
                                                                  2000           1999
                                                              ------------   ------------
Sold........................................................     4,500,434      2,176,152
Issued for reinvested distributions.........................       594,983        418,384
Redeemed....................................................    (1,772,111)    (1,289,081)
                                                              ------------   ------------
                                                                 3,323,306      1,305,455
                                                              ============   ============

(9) ILLIQUID SECURITIES

    Each Portfolio of the Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 10% of net assets. At December 31, 2000, investments in securities of Bond, Asset Allocation, Mortgage Securities, International Stock, and Global Bond include issues that are illiquid. The aggregate values of illiquid securities held by Bond, Asset Allocation, Mortgage Securities and International Stock Portfolios were $7,280,572, $12,415,100, $17,074,164, and $7,338,297 respectively, which represent 3.9%, 1.9%, 11.3%, and 2.1% of net assets, respectively. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(10)  NEW ACCOUNTING PRONOUNCEMENT

    In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Adopting the revised guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(11)FINANCIAL HIGHLIGHTS

GROWTH PORTFOLIO

                                                            YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------
                                            2000(C)       1999        1998      1997(B)       1996
                                            --------    --------    --------    --------    --------
Net asset value beginning of year.......    $   3.33    $   2.74    $   2.40    $   2.34    $   2.21
                                            --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income (loss)..........        (.01)         --         .01         .02         .02
  Net gains (losses) on securities (both
   realized and unrealized).............        (.68)        .67         .74         .62         .32
                                            --------    --------    --------    --------    --------
    Total from investment operations....        (.69)        .67         .75         .64         .34
                                            --------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment
   income...............................          --        (.01)       (.02)       (.02)       (.02)
  Distributions from net realized
   gains................................        (.12)       (.07)       (.39)       (.56)       (.19)
                                            --------    --------    --------    --------    --------
    Total distributions.................        (.12)       (.08)       (.41)       (.58)       (.21)
                                            --------    --------    --------    --------    --------
Net asset value, end of year............    $   2.52    $   3.33    $   2.74    $   2.40    $   2.34
                                            ========    ========    ========    ========    ========
Total return (a)........................      (21.83)%     25.67%      34.70%      33.41%      17.15%
Net assets, end of year
 (in thousands).........................    $438,717    $594,676    $468,382    $330,816    $248,465
Ratio of expenses to average daily net
 assets.................................         .68%        .53%        .53%        .55%        .59%
Ratio of net investment income to
 average daily net assets...............        (.23)%       .12%        .40%       1.16%       1.04%
Portfolio turnover rate (excluding
 short-term securities).................       119.2%       65.3%       66.4%      120.1%      154.7%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(11)FINANCIAL HIGHLIGHTS - (CONTINUED)

BOND PORTFOLIO

                                                            YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------
                                            2000(C)       1999        1998      1997(B)       1996
                                            --------    --------    --------    --------    --------
Net asset value beginning of year.......    $   1.18    $   1.31    $   1.33    $   1.28    $   1.33
                                            --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income.................         .08         .07         .06         .08         .06
  Net gains (losses) on securities (both
   realized and unrealized).............         .03        (.10)        .01         .04        (.03)
                                            --------    --------    --------    --------    --------
    Total from investment operations....         .11        (.03)        .07         .12         .03
                                            --------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment
   income...............................        (.07)       (.07)       (.07)       (.07)       (.07)
  Distributions from net realized
   gains................................          --        (.03)       (.02)         --        (.01)
                                            --------    --------    --------    --------    --------
    Total distributions.................        (.07)       (.10)       (.09)       (.07)       (.08)
                                            --------    --------    --------    --------    --------
Net asset value, end of year............    $   1.22    $   1.18    $   1.31    $   1.33    $   1.28
                                            ========    ========    ========    ========    ========
Total return (a)........................       10.44%      (2.73)%      6.08%       9.42%       2.96%
Net assets, end of year
 (in thousands).........................    $187,254    $181,881    $178,793    $139,824    $125,886
Ratio of expenses to average daily net
 assets.................................         .61%        .56%        .55%        .57%        .56%
Ratio of net investment income to
 average daily net assets...............        6.43%       5.92%       5.84%       6.39%       6.36%
Portfolio turnover rate (excluding
 short-term securities).................       206.8%      140.8%      252.1%      200.0%      154.0%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(11)FINANCIAL HIGHLIGHTS - (CONTINUED)

MONEY MARKET PORTFOLIO

                                                           YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------
                                            2000(C)       1999        1998      1997(B)     1996
                                            --------    --------    --------    -------    -------
Net asset value beginning of year.......    $   1.00    $   1.00    $   1.00    $  1.00    $  1.00
                                            --------    --------    --------    -------    -------
Income from investment operations:
  Net investment income.................         .06         .05         .05        .05        .05
                                            --------    --------    --------    -------    -------
    Total from investment operations....         .06         .05         .05        .05        .05
                                            --------    --------    --------    -------    -------
Less distributions:
  Dividends from net investment
   income...............................        (.06)       (.05)       (.05)      (.05)      (.05)
                                            --------    --------    --------    -------    -------
    Total distributions.................        (.06)       (.05)       (.05)      (.05)      (.05)
                                            --------    --------    --------    -------    -------
Net asset value, end of year............    $   1.00    $   1.00    $   1.00    $  1.00    $  1.00
                                            ========    ========    ========    =======    =======
Total return (a)........................        5.96%       4.71%       4.97%      5.11%      4.92%
Net assets, end of year
 (in thousands).........................    $184,098    $156,580    $126,177    $53,583    $51,461
Ratio of expenses to average daily net
 assets.................................         .58%        .56%        .58%       .59%       .60%
Ratio of net investment income to
 average daily net assets...............        5.83%       4.61%       4.84%      5.13%      4.81%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(11)FINANCIAL HIGHLIGHTS - (CONTINUED)

ASSET ALLOCATION PORTFOLIO

                                                            YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------
                                            2000(C)       1999        1998      1997(B)       1996
                                            --------    --------    --------    --------    --------
Net asset value beginning of year.......    $   2.39    $   2.28    $   2.03    $   1.87    $   1.83
                                            --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income.................         .05         .05         .05         .05         .05
  Net gains (losses) on securities (both
   realized and unrealized).............        (.28)        .27         .40         .27         .16
                                            --------    --------    --------    --------    --------
    Total from investment operations....        (.23)        .32         .45         .32         .21
                                            --------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment
   income...............................        (.05)       (.10)       (.06)       (.05)       (.06)
  Distributions from net realized
   gains................................        (.11)       (.11)       (.14)       (.11)       (.11)
                                            --------    --------    --------    --------    --------
    Total distributions.................        (.16)       (.21)       (.20)       (.16)       (.17)
                                            --------    --------    --------    --------    --------
Net asset value, end of year............    $   2.00    $   2.39    $   2.28    $   2.03    $   1.87
                                            ========    ========    ========    ========    ========
Total return (a)........................      (10.40)%     15.17%      23.65%      18.99%      12.50%
Net assets, end of year
 (in thousands).........................    $638,972    $750,129    $637,997    $507,220    $414,709
Ratio of expenses to average daily net
 assets.................................         .61%        .53%        .53%        .55%        .54%
Ratio of net investment income to
 average daily net assets...............        2.12%       2.28%       2.51%       3.10%       3.09%
Portfolio turnover rate (excluding
 short-term securities).................       139.3%       97.0%      129.6%      140.2%      120.1%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(11)FINANCIAL HIGHLIGHTS - (CONTINUED)

MORTGAGE SECURITIES PORTFOLIO

                                                           YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------
                                            2000(C)       1999        1998      1997(B)     1996
                                            --------    --------    --------    -------    -------
Net asset value beginning of year.......    $   1.17    $   1.22    $   1.21    $  1.19    $  1.21
                                            --------    --------    --------    -------    -------
Income from investment operations:
  Net investment income.................         .09         .07         .08        .07        .08
  Net gains (losses) on securities (both
   realized and unrealized).............         .04        (.05)         --        .03       (.02)
                                            --------    --------    --------    -------    -------
    Total from investment operations....         .13         .02         .08        .10        .06
                                            --------    --------    --------    -------    -------
Less distributions:
  Dividends from net investment
   income...............................        (.08)       (.07)       (.07)      (.08)      (.08)
                                            --------    --------    --------    -------    -------
    Total distributions.................        (.08)       (.07)       (.07)      (.08)      (.08)
                                            --------    --------    --------    -------    -------
Net asset value, end of year............    $   1.22    $   1.17    $   1.22    $  1.21    $  1.19
                                            ========    ========    ========    =======    =======
Total return (a)........................       11.80%       1.99%       6.57%      9.14%      5.26%
Net assets, end of year
 (in thousands).........................    $151,141    $138,815    $124,358    $99,233    $75,992
Ratio of expenses to average daily net
 assets.................................         .62%        .57%        .57%       .59%       .58%
Ratio of net investment income to
 average daily net assets...............        7.30%       6.88%       6.76%      7.08%      6.94%
Portfolio turnover rate (excluding
 short-term securities).................        48.9%       79.4%      116.7%     106.4%      70.0%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(11)FINANCIAL HIGHLIGHTS - (CONTINUED)

INDEX 500 PORTFOLIO

                                                            YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------
                                            2000(C)       1999        1998      1997(B)       1996
                                            --------    --------    --------    --------    --------
Net asset value beginning of year.......    $   4.56    $   3.91    $   3.10    $   2.41    $   2.02
                                            --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income.................         .03         .04         .04         .03         .03
  Net gains (losses) on securities (both
   realized and unrealized).............        (.44)        .74         .82         .73         .40
                                            --------    --------    --------    --------    --------
    Total from investment operations....        (.41)        .78         .86         .76         .43
                                            --------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment
   income...............................        (.03)       (.07)       (.03)       (.03)       (.03)
  Distributions from net realized
   gains................................        (.07)       (.06)       (.02)       (.04)       (.01)
                                            --------    --------    --------    --------    --------
    Total distributions.................        (.10)       (.13)       (.05)       (.07)       (.04)
                                            --------    --------    --------    --------    --------
Net asset value, end of year............    $   4.05    $   4.56    $   3.91    $   3.10    $   2.41
                                            ========    ========    ========    ========    ========
Total return (a)........................       (9.39)%     20.28%      27.99%      32.36%      21.64%
Net assets, end of year
 (in thousands).........................    $584,239    $657,824    $536,859    $380,751    $204,395
Ratio of expenses to average daily net
 assets.................................         .44%        .45%        .44%        .45%        .45%
Ratio of net investment income to
 average daily net assets...............         .73%        .85%       1.08%       1.33%       1.77%
Portfolio turnover rate (excluding
 short-term securities).................        12.8%       25.6%       30.2%        8.3%       15.2%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(11)FINANCIAL HIGHLIGHTS - (CONTINUED)

CAPITAL APPRECIATION PORTFOLIO

                                                            YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------
                                            2000(C)       1999        1998      1997(B)       1996
                                            --------    --------    --------    --------    --------
Net asset value beginning of year.......    $   3.70    $   3.54    $   2.85    $   2.47    $   2.16
                                            --------    --------    --------    --------    --------
Income from investment operations:
  Net investment loss...................        (.01)       (.01)         --          --          --
  Net gains (losses) on securities (both
   realized and unrealized).............        (.30)        .64         .86         .62         .37
                                            --------    --------    --------    --------    --------
    Total from investment operations....        (.31)        .63         .86         .62         .37
                                            --------    --------    --------    --------    --------
Less distributions:
  Distributions from net realized
   gains................................        (.33)       (.47)       (.17)       (.24)       (.06)
                                            --------    --------    --------    --------    --------
    Total distributions.................        (.33)       (.47)       (.17)       (.24)       (.06)
                                            --------    --------    --------    --------    --------
Net asset value, end of year............    $   3.06    $   3.70    $   3.54    $   2.85    $   2.47
                                            ========    ========    ========    ========    ========
Total return (a)........................      (10.16)%     21.51%      30.83%      28.26%      17.61%
Net assets, end of year
 (in thousands).........................    $380,983    $457,449    $392,800    $294,665    $214,468
Ratio of expenses to average daily net
 assets.................................         .81%        .79%        .78%        .80%        .85%
Ratio of net investment income to
 average daily net assets...............        (.17)%      (.24)%      (.21)%      (.12)%      (.09)%
Portfolio turnover rate (excluding
 short-term securities).................       193.1%      114.1%       82.7%       74.0%       62.9%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(11)FINANCIAL HIGHLIGHTS - (CONTINUED)

INTERNATIONAL STOCK PORTFOLIO

                                                            YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------
                                            2000(C)       1999        1998      1997(B)       1996
                                            --------    --------    --------    --------    --------
Net asset value beginning of year.......    $   1.94    $   1.73    $   1.71    $   1.60    $   1.41
                                            --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income.................         .03         .04         .04         .03         .03
  Net gains (losses) on securities (both
   realized and unrealized).............        (.02)        .31         .08         .15         .24
                                            --------    --------    --------    --------    --------
    Total from investment operations....         .01         .35         .12         .18         .27
                                            --------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment
   income...............................        (.03)       (.05)       (.05)       (.05)       (.04)
  Distributions from net realized
   gains................................        (.16)       (.09)       (.05)       (.02)       (.04)
                                            --------    --------    --------    --------    --------
    Total distributions.................        (.19)       (.14)       (.10)       (.07)       (.08)
                                            --------    --------    --------    --------    --------
Net asset value, end of year............    $   1.76    $   1.94    $   1.73    $   1.71    $   1.60
                                            ========    ========    ========    ========    ========
Total return (a)........................         .81%      21.43%       6.61%      11.94%      19.79%
Net assets, end of year (in
 thousands).............................    $342,930    $363,849    $310,873    $287,170    $213,608
Ratio of expenses to average daily net
 assets.................................        1.07%        .90%        .94%        .97%       1.06%
Ratio of net investment income to
 average daily net assets...............        2.10%       2.03%       2.55%       2.29%       2.53%
Portfolio turnover rate (excluding
 short-term securities).................        46.8%       34.7%       22.4%       12.5%       11.5%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(11)FINANCIAL HIGHLIGHTS - (CONTINUED)

SMALL COMPANY GROWTH PORTFOLIO

                                                            YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------
                                            2000(C)       1999        1998      1997(B)       1996
                                            --------    --------    --------    --------    --------
Net asset value beginning of year.......    $   2.44    $   1.68    $   1.65    $   1.54    $   1.60
                                            --------    --------    --------    --------    --------
Income from investment operations:
  Net investment loss...................        (.01)       (.01)         --          --          --
  Net gains (losses) on securities (both
   realized and unrealized).............        (.22)        .77         .03         .11         .10
                                            --------    --------    --------    --------    --------
    Total from investment operations....        (.23)        .76         .03         .11         .10
                                            --------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment
   income...............................          --          --          --          --          --
  Distributions from net realized
   gains................................        (.16)         --          --          --        (.16)
                                            --------    --------    --------    --------    --------
    Total distributions.................        (.16)         --          --          --        (.16)
                                            --------    --------    --------    --------    --------
Net asset value, end of year............    $   2.05    $   2.44    $   1.68    $   1.65    $   1.54
                                            ========    ========    ========    ========    ========
Total return (a)........................      (11.28)%     45.63%       1.27%       7.75%       6.45%
Net assets, end of year (in
 thousands).............................    $240,978    $269,881    $195,347    $182,917    $144,544
Ratio of expenses to average daily net
 assets.................................         .92%        .80%        .79%        .82%        .81%
Ratio of net investment income to
 average daily net assets...............        (.47)%      (.45)%      (.28)%      (.05)%       .24%
Portfolio turnover rate (excluding
 short-term securities).................       154.3%      105.1%       75.5%       63.8%       74.4%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(11)FINANCIAL HIGHLIGHTS - (CONTINUED)

MATURING GOVERNMENT BOND 2002 PORTFOLIO

                                                          YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------
                                            2000(D)     1999       1998      1997(C)     1996
                                            -------    -------    -------    -------    -------
Net asset value beginning of year.......    $ 1.05     $  1.11    $ 1.07     $ 1.05     $ 1.09
                                            ------     -------    ------     ------     ------
Income from investment operations:
  Net investment income.................       .06         .05       .05        .06        .06
  Net gains (losses) on securities (both
   realized and unrealized).............       .03        (.06)      .06        .02       (.04)
                                            ------     -------    ------     ------     ------
    Total from investment operations....       .09        (.01)      .11        .08        .02
                                            ------     -------    ------     ------     ------
Less distributions:
  Dividends from net investment
   income...............................      (.06)       (.05)     (.06)      (.05)      (.06)
  Distributions from net realized
   gains................................        --          --      (.01)      (.01)        --
                                            ------     -------    ------     ------     ------
    Total distributions.................      (.06)       (.05)     (.07)      (.06)      (.06)
                                            ------     -------    ------     ------     ------
Net asset value, end of year............    $ 1.08     $  1.05    $ 1.11     $ 1.07     $ 1.05
                                            ======     =======    ======     ======     ======
Total return (a)........................      8.20%       (.48)%    9.61%      8.50%      1.73%
Net assets, end of year (in
 thousands).............................    $8,581     $10,161    $6,854     $4,208     $3,900
Ratio of expenses to average daily net
 assets (b).............................       .40%        .40%      .34%       .20%       .20%
Ratio of net investment income to
 average daily net assets (b)...........      5.60%       5.37%     5.74%      5.99%      6.52%
Portfolio turnover rate (excluding
 short-term securities).................      49.5%       21.1%     35.2%      36.9%      21.9%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Life voluntarily absorbed $60,401, $53,336, $37,949, $36,833 and $31,158 in expenses for the years ended December 31, 2000, 1999, 1998, 1997, and 1996, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.10%, 1.08%, 1.07%, 1.14% and 1.14%, respectively, and the ratio of net investment income to average daily net assets would have been 4.90%, 4.69%, 5.01%, 5.05% and 5.58%, respectively.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(11)FINANCIAL HIGHLIGHTS - (CONTINUED)

MATURING GOVERNMENT BOND 2006 PORTFOLIO

                                                         YEAR ENDED DECEMBER 31,
                                       -----------------------------------------------------------
                                            2000(D)               1999                 1998
                                       -----------------    -----------------    -----------------
Net asset value beginning of
 year..............................    $           1.09     $           1.25     $           1.16
                                       ----------------     ----------------     ----------------
Income from investment operations:
  Net investment income............                 .07                  .07                  .05
  Net gains (losses) on securities
   (both realized and
   unrealized).....................                 .09                 (.16)                 .11
                                       ----------------     ----------------     ----------------
    Total from investment
     operations....................                 .16                 (.09)                 .16
                                       ----------------     ----------------     ----------------
Less distributions:
  Dividends from net investment
   income..........................                (.07)                (.07)                (.06)
  Distributions from net realized
   gains...........................                  --                   --                 (.01)
                                       ----------------     ----------------     ----------------
    Total distributions............                (.07)                (.07)                (.07)
                                       ----------------     ----------------     ----------------
Net asset value, end of year.......    $           1.18     $           1.09     $           1.25
                                       ================     ================     ================
Total return (a)...................               15.63%               (7.81)%              14.37%
Net assets, end of year (in
 thousands)........................    $          6,429     $          6,261     $          6,870
Ratio of expenses to average daily
 net assets (b)....................                 .40%                 .40%                 .40%
Ratio of net investment income to
 average daily net assets (b)......                5.92%                5.76%                5.57%
Portfolio turnover rate (excluding
 short-term securities)............                 3.4%                19.8%                21.6%

                                            YEAR ENDED DECEMBER 31,
                                     --------------------------------------
                                          1997(C)               1996
                                     -----------------    -----------------
Net asset value beginning of
 year..............................  $           1.09     $           1.17
                                     ----------------     ----------------
Income from investment operations:
  Net investment income............               .07                  .06
  Net gains (losses) on securities
   (both realized and
   unrealized).....................               .07                 (.07)
                                     ----------------     ----------------
    Total from investment
     operations....................               .14                 (.01)
                                     ----------------     ----------------
Less distributions:
  Dividends from net investment
   income..........................              (.06)                (.06)
  Distributions from net realized
   gains...........................              (.01)                (.01)
                                     ----------------     ----------------
    Total distributions............              (.07)                (.07)
                                     ----------------     ----------------
Net asset value, end of year.......  $           1.16     $           1.09
                                     ================     ================
Total return (a)...................             12.62%               (1.21)%
Net assets, end of year (in
 thousands)........................  $          3,900     $          3,095
Ratio of expenses to average daily
 net assets (b)....................               .40%                 .40%
Ratio of net investment income to
 average daily net assets (b)......              6.23%                6.43%
Portfolio turnover rate (excluding
 short-term securities)............               3.1%                25.7%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Life voluntarily absorbed $61,355, $56,178, $37,165, $37,425 and $31,536 in expenses for the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net would have been 1.41%, 1.26%, 1.12%, 1.50% and 1.58%, respectively, and the ratio of net investment income to average daily net assets would have been 4.91%, 4.90%, 4.85%, 5.13% and 5.25%, respectively.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(11)FINANCIAL HIGHLIGHTS - (CONTINUED)

MATURING GOVERNMENT BOND 2010 PORTFOLIO

                                                         YEAR ENDED DECEMBER 31,
                                       -----------------------------------------------------------
                                            2000(D)               1999                 1998
                                       -----------------    -----------------    -----------------
Net asset value beginning of
 year..............................    $           1.19     $           1.41     $           1.29
                                       ----------------     ----------------     ----------------
Income from investment operations:
  Net investment income............                 .08                  .08                  .06
  Net gains (losses) on securities
   (both realized and
   unrealized).....................                 .17                 (.24)                 .12
                                       ----------------     ----------------     ----------------
    Total from investment
     operations....................                 .25                 (.16)                 .18
                                       ----------------     ----------------     ----------------
Less distributions:
  Dividends from net investment
   income..........................                (.08)                (.06)                (.06)
  Distributions from net realized
   gains...........................                (.01)                  --                   --
                                       ----------------     ----------------     ----------------
    Total distributions............                (.09)                (.06)                (.06)
                                       ----------------     ----------------     ----------------
Net asset value, end of year.......    $           1.35     $           1.19     $           1.41
                                       ================     ================     ================
Total return (a)...................               21.36%              (11.54)%              14.28%
Net assets, end of year (in
 thousands)........................    $          5,537     $          4,942     $          5,648
Ratio of expenses to average daily
 net assets (b)....................                 .40%                 .40%                 .40%
Ratio of net investment income to
 average daily net assets (b)......                6.22%                5.82%                5.48%
Portfolio turnover rate (excluding
 short-term securities)............                 8.3%                28.4%                28.2%

                                            YEAR ENDED DECEMBER 31,
                                     --------------------------------------
                                          1997(C)               1996
                                     -----------------    -----------------
Net asset value beginning of
 year..............................  $           1.17     $           1.21
                                     ----------------     ----------------
Income from investment operations:
  Net investment income............               .07                  .05
  Net gains (losses) on securities
   (both realized and
   unrealized).....................               .11                 (.09)
                                     ----------------     ----------------
    Total from investment
     operations....................               .18                 (.04)
                                     ----------------     ----------------
Less distributions:
  Dividends from net investment
   income..........................              (.05)                  --
  Distributions from net realized
   gains...........................              (.01)                  --
                                     ----------------     ----------------
    Total distributions............              (.06)                  --
                                     ----------------     ----------------
Net asset value, end of year.......  $           1.29     $           1.17
                                     ================     ================
Total return (a)...................             17.87%               (3.42)%
Net assets, end of year (in
 thousands)........................  $          3,176     $          2,813
Ratio of expenses to average daily
 net assets (b)....................               .40%                 .40%
Ratio of net investment income to
 average daily net assets (b)......              6.18%                6.40%
Portfolio turnover rate (excluding
 short-term securities)............              39.3%                71.0%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Life voluntarily absorbed $62,524, $55,419, $39,052, $38,967 and $33,042 in expenses for the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.66%, 1.43%, 1.33%, 1.85% and 2.18%, respectively, and the ratio of net investment income to average daily net assets would have been 4.96%, 4.79%, 4.55%, 4.73% and 4.62%, respectively.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(11)FINANCIAL HIGHLIGHTS - (CONTINUED)

VALUE STOCK PORTFOLIO

                                                         YEAR ENDED DECEMBER 31,
                                       -----------------------------------------------------------
                                            2000(D)               1999                 1998
                                       -----------------    -----------------    -----------------
Net asset value beginning of
 year..............................    $           1.71     $           1.76     $           1.73
                                       ----------------     ----------------     ----------------
Income from investment operations:
  Net investment income............                 .01                  .02                  .03
  Net gains (losses) on securities
   (both realized and
   unrealized).....................                (.03)                (.02)                  --
                                       ----------------     ----------------     ----------------
    Total from investment
     operations....................                (.02)                  --                  .03
                                       ----------------     ----------------     ----------------
Less distributions:
  Dividends from net investment
   income..........................                (.02)                (.05)                  --
  Distributions from net realized
   gains...........................                  --                   --                   --
                                       ----------------     ----------------     ----------------
    Total distributions............                (.02)                (.05)                  --
                                       ----------------     ----------------     ----------------
Net asset value, end of year.......    $           1.67     $           1.71     $           1.76
                                       ================     ================     ================
Total return (a)...................               (1.61)%                .27%                1.75%
Net assets, end of year (in
 thousands)........................    $        166,134     $        191,380     $        214,046
Ratio of expenses to average daily
 net assets (b)....................                 .83%                 .80%                 .79%
Ratio of net investment income to
 average daily net assets (b)......                 .84%                1.26%                1.54%
Portfolio turnover rate (excluding
 short-term securities)............               163.1%               131.2%                88.9%

                                            YEAR ENDED DECEMBER 31,
                                     --------------------------------------
                                          1997(C)               1996
                                     -----------------    -----------------
Net asset value beginning of
 year..............................  $           1.59     $           1.31
                                     ----------------     ----------------
Income from investment operations:
  Net investment income............               .01                  .01
  Net gains (losses) on securities
   (both realized and
   unrealized).....................               .32                  .39
                                     ----------------     ----------------
    Total from investment
     operations....................               .33                  .40
                                     ----------------     ----------------
Less distributions:
  Dividends from net investment
   income..........................              (.02)                (.01)
  Distributions from net realized
   gains...........................              (.17)                (.11)
                                     ----------------     ----------------
    Total distributions............              (.19)                (.12)
                                     ----------------     ----------------
Net asset value, end of year.......  $           1.73     $           1.59
                                     ================     ================
Total return (a)...................             21.19%               30.95%
Net assets, end of year (in
 thousands)........................  $        208,093     $         97,187
Ratio of expenses to average daily
 net assets (b)....................               .80%                 .83%
Ratio of net investment income to
 average daily net assets (b)......              1.13%                1.28%
Portfolio turnover rate (excluding
 short-term securities)............             115.4%                88.6%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Life voluntarily absorbed $11,610 in expenses for the year ended December 31, 1995. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .95%, and the ratio of net investment income to average daily net assets would have been 1.19%.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1,1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(11)FINANCIAL HIGHLIGHTS - (CONTINUED)

SMALL COMPANY VALUE PORTFOLIO

                                                                                                              PERIOD FROM
                                                                                                              OCTOBER 1,
                                                              YEAR ENDED DECEMBER 31,                         1997(A) TO
                                            -----------------------------------------------------------      DECEMBER 31,
                                                 2000(E)               1999                 1998                 1997
                                            -----------------    -----------------    -----------------    -----------------
Net asset value beginning of period.....    $            .91     $            .95     $           1.03     $           1.01
                                            ----------------     ----------------     ----------------     ----------------
Income from investment operations:
  Net investment income.................                  --                  .01                  .01                   --
  Net gains (losses) on securities (both
   realized and unrealized).............                 .25                 (.04)                (.08)                 .02
                                            ----------------     ----------------     ----------------     ----------------
    Total from investment operations....                 .25                 (.03)                (.07)                 .02
                                            ----------------     ----------------     ----------------     ----------------
Less distributions:
  Dividends from net investment
   income...............................                  --                 (.01)                (.01)                  --
                                            ----------------     ----------------     ----------------     ----------------
    Total distributions.................                  --                 (.01)                (.01)                  --
                                            ----------------     ----------------     ----------------     ----------------
Net asset value, end of period..........    $           1.16     $            .91     $            .95     $           1.03
                                            ================     ================     ================     ================
Total return (b)........................               28.00%               (3.07)%              (6.75)%               2.30%
Net assets, end of year (in
 thousands).............................    $         22,564     $         12,518     $          8,646     $          5,177
Ratio of expenses to average daily net
 assets (c).............................                1.05%                 .90%                 .90%                 .90%(d)
Ratio of net investment income to
 average daily net assets (c)...........                 .29%                1.42%                1.52%                1.13%(d)
Portfolio turnover rate (excluding
 short-term securities).................               122.0%               101.5%                70.2%                13.0%

------------

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1993 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $87,809, $67,886, $58,848 and $11,517 in expenses for the years ended December 31, 2000, 1999 and 1998 and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.58%, 1.56%, 1.83% and 1.78%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.24%), .76%, .59% and .25%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(11)FINANCIAL HIGHLIGHTS - (CONTINUED)

GLOBAL BOND PORTFOLIO

                                                                                                              PERIOD FROM
                                                                                                              OCTOBER 1,
                                                              YEAR ENDED DECEMBER 31,                         1997(A) TO
                                            -----------------------------------------------------------      DECEMBER 31,
                                                 2000(D)               1999                 1998                 1997
                                            -----------------    -----------------    -----------------    -----------------
Net asset value beginning of period.....    $            .94     $           1.05     $            .98     $           1.00
                                            ----------------     ----------------     ----------------     ----------------
Income from investment operations:
  Net investment income (loss)..........                 .04                  .05                  .05                 (.02)
  Net gains (losses) on securities (both
   realized and unrealized).............                (.03)                (.13)                 .11                  .02
                                            ----------------     ----------------     ----------------     ----------------
    Total from investment operations....                 .01                 (.08)                 .16                   --
                                            ----------------     ----------------     ----------------     ----------------
Less distributions:
  Dividends from net investment
   income...............................                  --                 (.03)                (.03)                (.01)
  Distributions from net realized
   gains................................                  --                   --                 (.06)                  --
  Excess distributions of net investment
   income...............................                  --                   --                   --                 (.01)
                                            ----------------     ----------------     ----------------     ----------------
    Total distributions.................                  --                 (.03)                (.09)                (.02)
                                            ----------------     ----------------     ----------------     ----------------
Net asset value, end of period..........    $            .95     $            .94     $           1.05     $            .98
                                            ================     ================     ================     ================
Total return (b)........................                1.42%               (7.81)%              16.18%                 .10%
Net assets, end of year
 (in thousands).........................    $         37,177     $         32,093     $         31,152     $         25,019
Ratio of expenses to average daily net
 assets.................................                1.33%                 .94%                1.13%                1.60%(c)
Ratio of net investment income to
 average daily net assets...............                4.85%                5.90%                4.86%                3.66%(c)
Portfolio turnover rate (excluding
 short-term securities).................               306.8%               287.4%               285.3%               120.5%

------------

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1993 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c)  Adjusted to an annual basis.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(11)FINANCIAL HIGHLIGHTS - (CONTINUED)

INDEX 400 MID-CAP PORTFOLIO

                                                                                             PERIOD FROM
                                                                                             OCTOBER 1,
                                                      YEAR ENDED DECEMBER 31,                1997(A) TO
                                            --------------------------------------------    DECEMBER 31,
                                              2000(E)           1999            1998            1997
                                            ------------    ------------    ------------    -------------
Net asset value beginning of period.....      $  1.18         $  1.15         $  1.01          $ 1.00
                                              -------         -------         -------          ------
Income from investment operations:
  Net investment income.................          .01              --             .01              --
  Net gains on securities (both realized
   and unrealized)......................          .19             .15             .16             .01
                                              -------         -------         -------          ------
    Total from investment operations....          .20             .15             .17             .01
                                              -------         -------         -------          ------
Less distributions:
  Dividends from net investment
   income...............................         (.01)             --            (.01)             --
  Distributions from net realized
   gains................................         (.15)           (.12)           (.02)             --
                                              -------         -------         -------          ------
    Total distributions.................         (.16)           (.12)           (.03)             --
                                              -------         -------         -------          ------
Net asset value, end of period..........      $  1.22         $  1.18         $  1.15          $ 1.01
                                              =======         =======         =======          ======
Total return (b)........................        16.05%          15.96%          16.68%            .06%
Net assets, end of year (in
 thousands).............................      $35,768         $24,357         $10,511          $5,052
Ratio of expenses to average daily net
 assets (c).............................          .55%            .55%            .55%            .55%(d)
Ratio of net investment income to
 average daily net assets (c)...........         1.18%            .72%            .78%            .89%(d)
Portfolio turnover rate (excluding
 short-term securities).................         78.3%           76.6%           85.4%            4.9%

------------

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms to the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $74,402, $70,044, $52,946 and $14,670 in expenses for the years ended December 31, 2000, 1999 and 1998 and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expense to average daily net assets would have been .80%, 1.00%, 1.36% and 1.70%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been .93%, .27%, (.03)% and (.26)%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(11)FINANCIAL HIGHLIGHTS - (CONTINUED)

MACRO-CAP VALUE PORTFOLIO

                                                                                             PERIOD FROM
                                                                                             OCTOBER 15,
                                                      YEAR ENDED DECEMBER 31,                1997(A) TO
                                            --------------------------------------------    DECEMBER 31,
                                              2000(E)           1999            1998            1997
                                            ------------    ------------    ------------    -------------
Net asset value beginning of period.....      $  1.16         $  1.14         $   .97          $ 1.00
                                              -------         -------         -------          ------
Income from investment operations:
  Net investment income.................           --             .01             .01              --
  Net gains (losses) on securities (both
   realized and unrealized).............         (.08)            .07             .21            (.02)
                                              -------         -------         -------          ------
    Total from investment operations....         (.08)            .08             .22            (.02)
                                              -------         -------         -------          ------
Less distributions:
  Dividends from net investment
   income...............................           --            (.01)             --            (.01)
  Distributions from net realized
   gains................................         (.02)           (.05)           (.05)             --
                                              -------         -------         -------          ------
    Total distributions.................         (.02)           (.06)           (.05)           (.01)
                                              -------         -------         -------          ------
Net asset value, end of period..........      $  1.06         $  1.16         $  1.14          $  .97
                                              =======         =======         =======          ======
Total return (b)........................        (7.02)%          7.17%          22.33%          (2.13)%
Net assets, end of year
 (in thousands).........................      $27,865         $22,570         $11,088          $4,923
Ratio of expenses to average daily net
 assets (c).............................          .95%            .85%            .85%            .85%(d)
Ratio of net investment income to
 average daily net assets (c)...........          .39%            .60%            .69%           2.04%(d)
Portfolio turnover rate (excluding
 short-term securities).................         44.5%          103.4%          164.0%           36.7%

------------

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 15, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares . For periods less one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $84,884, $102,703, $114,468 and $22,940 in expenses for the year ended December 31, 2000, 1999, and 1998 and the period ended December 31, 1997. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.27%, 1.48%, 2.53% and 3.13%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been .07%, (.03)%, (.99)% and (.24)%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(11)FINANCIAL HIGHLIGHTS - (CONTINUED)

MICRO-CAP GROWTH PORTFOLIO

                                                                                             PERIOD FROM
                                                                                             OCTOBER 1,
                                                      YEAR ENDED DECEMBER 31,                1997(A) TO
                                            --------------------------------------------    DECEMBER 31,
                                              2000(E)           1999            1998            1997
                                            ------------    ------------    ------------    -------------
Net asset value beginning of period.....      $  2.51         $  1.01          $  .89          $ 1.06
                                              -------         -------          ------          ------
Income from investment operations:
  Net investment loss...................         (.01)             --              --              --
  Net gains (losses) on securities (both
   realized and unrealized).............         (.44)           1.50             .12            (.14)
                                              -------         -------          ------          ------
    Total from investment operations....         (.45)           1.50             .12            (.14)
                                              -------         -------          ------          ------
Less distributions:
  Distributions from net realized
   gains................................         (.31)             --              --            (.03)
                                              -------         -------          ------          ------
    Total distributions.................         (.31)             --              --            (.03)
                                              -------         -------          ------          ------
Net asset value, end of period..........      $  1.75         $  2.51          $ 1.01          $  .89
                                              =======         =======          ======          ======
Total return (b)........................       (21.05)%        148.77%          13.44%         (13.20)%
Net assets, end of year (in
 thousands).............................      $52,176         $42,554          $8,034          $4,591
Ratio of expenses to average daily net
 assets (c).............................         1.30%           1.25%           1.25%           1.25%(d)
Ratio of net investment income (loss) to
 average daily net assets (c)...........         (.46)%          (.47)%          (.40)%          (.24)%(d)
Portfolio turnover rate (excluding
 short-term securities).................        102.7%          108.5%           67.4%           28.9%

------------

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $26,838, $50,020, $46,960 and $11,102 in expenses for the years ended December 31, 2000, 1999 and 1998, and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expense to average daily net assets would have been 1.35%, 1.57%, 2.10% and 2.03%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.50)%, (.79)%, (1.25)% and (1.02)%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(11)FINANCIAL HIGHLIGHTS - (CONTINUED)

REAL ESTATE SECURITIES PORTFOLIO

                                                                             PERIOD FROM
                                                                               MAY 1,
                                              YEAR ENDED DECEMBER 31,        1998(A) TO
                                            ----------------------------    DECEMBER 31,
                                              2000(E)           1999            1998
                                            ------------    ------------    -------------
Net asset value beginning of period.....       $  .76          $  .83          $ 1.02
                                               ------          ------          ------
Income from investment operations:
  Net investment income.................          .04             .04             .03
  Net gains (losses) on securities (both
   realized and unrealized).............          .15            (.07)           (.19)
                                               ------          ------          ------
    Total from investment operations....          .19            (.03)           (.16)
                                               ------          ------          ------
Less distributions:
  Dividends from net investment
   income...............................         (.04)           (.03)           (.03)
  Tax return of capital.................         (.01)           (.01)             --
                                               ------          ------          ------
    Total distributions.................         (.05)           (.04)           (.03)
                                               ------          ------          ------
Net asset value, end of period..........       $  .90          $  .76          $  .83
                                               ======          ======          ======
Total return (b)........................        25.61%          (3.89)%        (14.90)%
Net assets, end of year (in
 thousands).............................       $9,947          $5,826          $5,322
Ratio of expenses to average daily net
 assets (c).............................          .97%            .90%            .90%(d)
Ratio of net investment income to
 average daily net assets (c)...........         5.32%           4.58%           5.54%(d)
Portfolio turnover rate (excluding
 short-term securities).................        143.7%          106.3%           54.0%

------------

(a) The inception of the Portfolio was May 1, 1998, when the shares of the Portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $77,007, $63,511 and $31,736 in expenses for the year ended December 31, 2000, 1999 and the period ended December 31, 1998. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 2.03%, 2.05% and 1.90%, respectively, and the ratio of net investment income to average daily net assets would have been 4.26%, 3.43% and 4.54%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., with replaces the prior investment advisory agreement.

                                                      ADVANTUS SERIES FUND, INC.
                                                   OTHER INFORMATION (UNAUDITED)

SHAREHOLDER VOTING RESULTS

On April 17, 2000, a special shareholder meeting was held. Shareholders of record on February 28, 2000, were entitled to vote on the proposals described below.

(1)  To elect a Board of Directors as follows:

                                              VOTES        VOTES
DIRECTOR                                       FOR        WITHHELD
--------                                  -------------  ----------
William N. Westhoff.....................  1,675,277,404  33,022,140
Frederick P. Feuerherm..................  1,675,342,158  32,957,386
Ralph D. Ebbott.........................  1,674,612,153  33,687,391
Charles E. Arner........................  1,674,138,756  34,160,788
Ellen S. Berscheid......................  1,674,681,707  33,617,837

(2) To approve the elimination or modification of the following investment policies for.

GROWTH PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................  162,970,678   9,277,101   6,445,572
B. Modify policy regarding
 concentration in a particular
 industry..............................  162,561,620   9,686,159   6,445,572
C. Modify policy regarding investments
 in real estate........................  163,067,100   9,180,679   6,445,572
D. Modify policy regarding investments
 in commodities........................  162,595,495   9,652,284   6,445,572
E. Modify policies regarding lending...  163,052,224   9,195,555   6,445,572
F. Eliminate policy restricting margin
 purchases and short sales.............  162,219,748  10,028,031   6,445,572
G. Eliminate diversification
 policies..............................  162,621,844   9,625,935   6,445,572

BOND PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................  135,941,156   5,997,512   7,096,357
B. Modify policy regarding
 concentration in a particular
 industry..............................  137,089,020   4,849,648   7,096,357
C. Modify policy regarding investments
 in real estate........................  136,796,518   5,142,150   7,096,357
D. Modify policy regarding investments
 in commodities........................  136,934,739   5,003,929   7,096,357
E. Modify policies regarding lending...  137,005,252   4,933,416   7,096,357
F. Eliminate policy restricting margin
 purchases and short sales.............  136,373,092   5,565,576   7,096,357
G. Eliminate diversification
 policies..............................  136,970,694   4,967,974   7,096,357

MONEY MARKET PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................  124,407,694   7,980,911   5,910,629
B. Modify policy regarding
 concentration in a particular
 industry..............................  126,474,409   5,914,196   5,910,629
C. Modify policy regarding investments
 in real estate........................  126,519,735   5,868,870   5,910,629
D. Modify policy regarding investments
 in commodities........................  126,273,892   6,114,713   5,910,629
E. Modify policies regarding lending...  126,516,020   5,872,585   5,910,629
F. Eliminate policy restricting margin
 purchases and short sales.............  124,186,390   8,202,215   5,910,629
G. Eliminate diversification
 policies..............................  126,516,020   5,872,585   5,910,629

ADVANTUS SERIES FUND, INC.
OTHER INFORMATION (UNAUDITED)

SHAREHOLDER VOTING RESULTS - (CONTINUED)

ASSET ALLOCATION PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................  284,929,038  11,456,519  15,367,317
B. Modify policy regarding
 concentration in a particular
 industry..............................  284,593,242  11,792,315  15,367,317
C. Modify policy regarding investments
 in real estate........................  284,980,601  11,404,956  15,367,317
D. Modify policy regarding investments
 in commodities........................  284,595,378  11,790,179  15,367,317
E. Modify policies regarding lending...  285,020,581  11,364,976  15,367,317
F. Eliminate policy restricting margin
 purchases and short sales.............  284,125,657  12,259,900  15,367,317
G. Eliminate diversification
 policies..............................  284,864,629  11,520,928  15,367,317

MORTGAGE SECURITIES PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................  105,561,140   4,864,871   5,525,841
B. Modify policy regarding
 concentration in a particular
 industry..............................  106,411,239   4,014,772   5,525,841
C. Modify policy regarding investments
 in real estate........................  106,526,107   3,899,904   5,525,841
D. Modify policy regarding investments
 in commodities........................  106,609,577   3,816,434   5,525,841
E. Modify policies regarding lending...  106,491,612   3,934,399   5,525,841
F. Eliminate policy restricting margin
 purchases and short sales.............  105,742,279   4,683,732   5,525,841
G. Eliminate diversification
 policies..............................  106,534,729   3,891,282   5,525,841

INDEX 500 PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................  133,867,187   6,051,695   6,042,782
B. Modify policy regarding
 concentration in a particular
 industry..............................  133,899,521   6,019,361   6,042,782
C. Modify policy regarding investments
 in real estate........................  134,173,462   5,745,420   6,042,782
D. Modify policy regarding investments
 in commodities........................  133,834,229   6,084,653   6,042,782
E. Modify policies regarding lending...  134,226,721   5,692,161   6,042,782
F. Eliminate policy restricting margin
 purchases and short sales.............  133,739,525   6,179,357   6,042,782
G. Eliminate diversification
 policies..............................  134,220,672   5,698,210   6,042,782

CAPITAL APPRECIATION PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................  112,074,931   5,565,616   4,640,899
B. Modify policy regarding
 concentration in a particular
 industry..............................  112,138,720   5,501,827   4,640,899
C. Modify policy regarding investments
 in real estate........................  112,109,969   5,530,578   4,640,899
D. Modify policy regarding investments
 in commodities........................  111,946,413   5,694,134   4,640,899
E. Modify policies regarding lending...  112,177,868   5,462,679   4,640,899
F. Eliminate policy restricting margin
 purchases and short sales.............  111,664,972   5,975,575   4,640,899
G. Eliminate diversification
 policies..............................  112,119,704   5,520,843   4,640,899

                                                      ADVANTUS SERIES FUND, INC.
                                                   OTHER INFORMATION (UNAUDITED)

SHAREHOLDER VOTING RESULTS - (CONTINUED)

INTERNATIONAL STOCK PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................  168,876,598   8,306,036  11,139,010
B. Modify policy regarding
 concentration in a particular
 industry..............................  169,090,875   8,091,759  11,139,010
C. Modify policy regarding investments
 in real estate........................  168,998,841   8,183,793  11,139,010
D. Modify policy regarding investments
 in commodities........................  168,895,564   8,287,070  11,139,010
E. Modify policies regarding lending...  169,262,117   7,920,517  11,139,010
F. Eliminate policy restricting margin
 purchases and short sales.............  168,550,075   8,632,559  11,139,010
G. Eliminate diversification
 policies..............................  169,152,491   8,030,143  11,139,010

SMALL COMPANY GROWTH PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................  102,272,608   4,570,376   5,225,139
B. Modify policy regarding
 concentration in a particular
 industry..............................  102,291,762   4,551,222   5,225,139
C. Modify policy regarding investments
 in real estate........................  102,340,780   4,502,204   5,225,139
D. Modify policy regarding investments
 in commodities........................  102,088,566   4,754,418   5,225,139
E. Modify policies regarding lending...  102,340,075   4,502,909   5,225,139
F. Eliminate policy restricting margin
 purchases and short sales.............  101,830,698   5,012,286   5,225,139
G. Eliminate diversification
 policies..............................  102,316,846   4,526,138   5,225,139

MATURING GOVERNMENT BOND 2002 PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................    7,772,539      82,150      26,066
B. Modify policy regarding
 concentration in a particular
 industry..............................    7,772,539      82,150      26,066
C. Modify policy regarding investments
 in real estate........................    7,777,687      77,002      26,066
D. Modify policy regarding investments
 in commodities........................    7,777,687      77,002      26,066
E. Modify policies regarding lending...    7,777,687      77,002      26,066
F. Eliminate policy restricting margin
 purchases and short sales.............    7,772,539      82,150      26,066
G. Eliminate diversification
 policies..............................    7,772,539      82,150      26,066

MATURING GOVERNMENT BOND 2006 PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................    4,938,876     161,683     355,836
B. Modify policy regarding
 concentration in a particular
 industry..............................    5,019,327      81,232     355,836
C. Modify policy regarding investments
 in real estate........................    5,019,327      81,232     355,836
D. Modify policy regarding investments
 in commodities........................    4,932,629     167,930     355,836
E. Modify policies regarding lending...    5,019,327      81,232     355,836
F. Eliminate policy restricting margin
 purchases and short sales.............    5,013,080      87,479     355,836
G. Eliminate diversification
 policies..............................    5,019,327      81,232     355,836

ADVANTUS SERIES FUND, INC.
OTHER INFORMATION (UNAUDITED)

SHAREHOLDER VOTING RESULTS - (CONTINUED)

MATURING GOVERNMENT BOND 2010 PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................    3,796,220      41,273      18,094
B. Modify policy regarding
 concentration in a particular
 industry..............................    3,796,220      41,273      18,094
C. Modify policy regarding investments
 in real estate........................    3,801,722      35,771      18,094
D. Modify policy regarding investments
 in commodities........................    3,797,252      40,241      18,094
E. Modify policies regarding lending...    3,801,722      35,771      18,094
F. Eliminate policy restricting margin
 purchases and short sales.............    3,791,750      45,743      18,094
G. Eliminate diversification
 policies..............................    3,796,220      41,273      18,094

VALUE STOCK PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................   99,487,551   3,737,776   5,531,382
B. Modify policy regarding
 concentration in a particular
 industry..............................   99,693,917   3,531,410   5,531,382
C. Modify policy regarding investments
 in real estate........................   99,619,880   3,605,447   5,531,382
D. Modify policy regarding investments
 in commodities........................   99,447,583   3,777,744   5,531,382
E. Modify policies regarding lending...   99,725,632   3,499,695   5,531,382
F. Eliminate policy restricting margin
 purchases and short sales.............   99,111,772   4,113,555   5,531,382
G. Eliminate diversification
 policies..............................   99,780,804   3,444,523   5,531,382

SMALL COMPANY VALUE PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................   13,928,439     503,165     419,695
B. Modify policy regarding
 concentration in a particular
 industry..............................   13,923,499     508,105     419,695
C. Modify policy regarding investments
 in real estate........................   13,928,577     503,027     419,695
D. Modify policy regarding investments
 in commodities........................   13,927,406     504,198     419,695
E. Modify policies regarding lending...   13,934,173     497,431     419,695
F. Eliminate policy restricting margin
 purchases and short sales.............   13,817,293     614,311     419,695
G. Eliminate diversification
 policies..............................   13,928,577     503,027     419,695

GLOBAL BOND PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................   29,199,216   4,709,188     478,751
B. Modify policy regarding
 concentration in a particular
 industry..............................   30,294,963   3,613,441     478,751
C. Modify policy regarding investments
 in real estate........................   30,294,963   3,613,441     478,751
D. Modify policy regarding investments
 in commodities........................   30,294,963   3,613,441     478,751
E. Modify policies regarding lending...   30,294,927   3,613,477     478,751
F. Eliminate policy restricting margin
 purchases and short sales.............   29,201,803   4,706,601     478,751

                                                      ADVANTUS SERIES FUND, INC.
                                                   OTHER INFORMATION (UNAUDITED)

SHAREHOLDER VOTING RESULTS - (CONTINUED)

INDEX 400 MID-CAP PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................   20,314,477     594,764     610,729
B. Modify policy regarding
 concentration in a particular
 industry..............................   20,315,066     594,175     610,729
C. Modify policy regarding investments
 in real estate........................   20,314,974     594,267     610,729
D. Modify policy regarding investments
 in commodities........................   20,314,974     594,267     610,729
E. Modify policies regarding lending...   20,309,089     600,152     610,729
F. Eliminate policy restricting margin
 purchases and short sales.............   20,314,439     594,802     610,729
G. Eliminate diversification
 policies..............................   20,315,066     594,175     610,729

MACRO-CAP VALUE PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................   19,400,419     936,837     723,383
B. Modify policy regarding
 concentration in a particular
 industry..............................   19,736,098     601,158     723,383
C. Modify policy regarding investments
 in real estate........................   19,736,098     601,158     723,383
D. Modify policy regarding investments
 in commodities........................   19,736,098     601,158     723,383
E. Modify policies regarding lending...   19,731,738     605,518     723,383
F. Eliminate policy restricting margin
 purchases and short sales.............   19,394,050     943,206     723,383
G. Eliminate diversification
 policies..............................   19,736,098     601,158     723,383

MICRO-CAP GROWTH PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................   19,288,297     349,376     680,607
B. Modify policy regarding
 concentration in a particular
 industry..............................   19,385,054     252,619     680,607
C. Modify policy regarding investments
 in real estate........................   19,385,002     252,671     680,607
D. Modify policy regarding investments
 in commodities........................   19,381,843     255,830     680,607
E. Modify policies regarding lending...   19,382,173     255,500     680,607
F. Eliminate policy restricting margin
 purchases and short sales.............   19,276,108     361,565     680,607
G. Eliminate diversification
 policies..............................   19,385,054     252,619     680,607

REAL ESTATE SECURITIES PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................    5,380,052   2,210,511     256,979
B. Modify policy regarding
 concentration in a particular
 industry..............................    5,383,932   2,206,631     256,979
C. Modify policy regarding investments
 in real estate........................    5,383,932   2,206,631     256,979
D. Modify policy regarding investments
 in commodities........................    5,382,829   2,207,734     256,979
E. Modify policies regarding lending...    5,381,155   2,209,408     256,979
F. Eliminate policy restricting margin
 purchases and short sales.............    5,382,829   2,207,734     256,979
G. Eliminate diversification
 policies..............................    5,383,932   2,206,631     256,979

ADVANTUS SERIES FUND, INC.
OTHER INFORMATION (UNAUDITED)

SHAREHOLDER VOTING RESULTS - (CONTINUED)

(3) To approve an amended Investment Advisory Agreement between the Fund and Advantus Capital, changing the schedule of advisory fees payable by certain Portfolios, deleting a provision requiring Advantus Capital to pay distribution-related expenses of the Fund, and modify the agreement's amendment provision.

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
Growth Portfolio.......................   154,659,41  16,353,676   7,680,262
Bond Portfolio.........................  133,043,274   9,221,259   6,770,492
Money Market Portfolio.................  121,367,003  11,190,441   5,741,790
Asset Allocation Portfolio.............  276,095,437  18,268,724  17,388,713
Mortgage Securities Portfolio..........  103,841,804   6,293,581   5,816,467
Index 500 Portfolio....................  129,957,418  10,618,933   5,385,313
Capital Appreciation Portfolio.........  108,792,718   8,320,322   5,168,406
International Stock Portfolio..........  164,941,057  12,175,733  11,204,854
Small Company Growth Portfolio.........  100,217,742   7,243,147   4,607,234
Maturing Government Bond 2002
 Portfolio.............................    7,824,923      11,175      44,657
Maturing Government Bond 2006
 Portfolio.............................    5,065,958      16,626     373,811
Maturing Government Bond 2010
 Portfolio.............................    3,769,171      48,683      37,733
Value Stock Portfolio..................   98,138,540   6,099,218   4,518,951
Small Company Value Portfolio..........   13,283,927   1,074,334     493,038
Global Bond Portfolio..................   28,831,307   5,073,976     481,872
Index 400 Mid-Cap Portfolio............   19,249,989   1,455,782     814,199
Macro-Cap Value Portfolio..............   19,154,451   1,134,836     771,352
Micro-Cap Growth Portfolio.............   18,724,183     772,207     821,890
Real Estate Securities Portfolio.......    5,553,725   2,166,590     127,227

(4) To approve a Plan of Distribution under Rule 12b-1, pursuant to which certain Portfolios would pay a distribution fee of 0.25% of average daily net assets per annum.

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
Growth Portfolio.......................  150,490,293  20,004,782   8,198,276
Bond Portfolio.........................  131,245,839  10,980,079   6,809,107
Money Market Portfolio.................  114,646,738  18,486,860   5,165,636
Asset Allocation Portfolio.............  269,214,723  25,395,367  17,142,784
Mortgage Securities Portfolio..........  102,584,255   7,662,868   5,704,729
Index 500 Portfolio....................  125,364,345  15,189,090   5,408,229
Capital Appreciation Portfolio.........  106,086,228  10,825,532   5,369,686
International Stock Portfolio..........  160,412,299  16,540,419  11,368,926
Small Company Growth Portfolio.........   97,306,902   9,924,644   4,836,577
Value Stock Portfolio..................   95,947,659   8,153,132   4,655,918
Small Company Value Portfolio..........   12,962,374   1,479,333     409,592
Global Bond Portfolio..................   27,782,267   6,057,087     547,801
Index 400 Mid-Cap Portfolio............   18,871,840   2,044,008     604,122
Macro-Cap Value Portfolio..............   18,418,315   2,156,135     486,189
Micro-Cap Growth Portfolio.............   17,932,966   1,582,438     802,876
Real Estate Securities Portfolio.......    5,432,993   2,287,322     127,227

(5)  To approve amended and restated articles of incorporation of the Fund.

                                             VOTES        VOTES       VOTES
                                              FOR        AGAINST     WITHHELD
                                         -------------  ----------  ----------
                                         1,558,331,864  65,836,890  84,130,791

(6) To ratify the selection of KPMG LLP as independent public accountants for the Fund.

                                             VOTES        VOTES       VOTES
                                              FOR        AGAINST     WITHHELD
                                         -------------  ----------  ----------
                                         1,619,383,432  23,248,520  65,667,592

                                   THIS OFFERING IS AVAILABLE THROUGH ASCEND
                                   FINANCIAL SERVICES, INC., A REGISTERED
                                   BROKER/DEALER. ASCEND FINANCIAL SERVICES,
                                   INC. IS A SUBSIDIARY OF MINNESOTA LIFE.

                                   THIS REPORT MAY BE USED AS SALES LITERATURE
                                   IN CONNECTION WITH THE OFFER OR SALE OF
                                   VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS
                                   FUNDED BY ADVANTUS SERIES FUND, INC. ("FUND") IF PRECEDED OR ACCOMPANIED BY (a) THE CURRENT PROSPECTUS FOR THE FUND AND SUCH CONTRACTS AND (b) THE CURRENT VARIABLE ANNUITY PERFORMANCE REPORT, ADJUSTABLE INCOME ANNUITY PERFORMANCE REPORT, GROUP VARIABLE ANNUITY PERFORMANCE REPORT, VARIABLE FUND D PERFORMANCE REPORT, VARIABLE GROUP UNIVERSAL LIFE PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES REPORT AND VARIABLE ADJUSTABLE LIFE PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES REPORT, RESPECTIVELY.

                                   [LOGO]

                                   ASCEND FINANCIAL SERVICES, INC.
                                   SECURITIES DEALER, MEMBER NASD/SIPC
                                   400 ROBERT STREET NORTH
                                   ST. PAUL, MN 55101-2098
                                   1.888.AFS.1838
                                   (1.888.237.1838)

                 (This page has been left blank intentionally.)